UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21774
                                                    -----------

                        First Trust Exchange-Traded Fund
            -------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            -------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            -------------------------------------------------------
                    (Name and address of agent for service)


       Registrant's telephone number, including area code: (630) 765-8000
                                                           ---------------

                      Date of fiscal year end: December 31
                                              -------------

                    Date of reporting period: June 30, 2016
                                             ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund
   Book 1

First Trust Dow Jones Select MicroCap Index Fund (FDM)
First Trust Morningstar Dividend Leaders Index Fund (FDL)
First Trust US IPO Index Fund (FPX)
First Trust NYSE Arca Biotechnology Index Fund (FBT)
First Trust Dow Jones Internet Index Fund (FDN)
First Trust Capital Strength ETF (FTCS)
First Trust Value Line(R) Dividend Index Fund (FVD)
First Trust Value Line(R) 100 Exchange-Traded Fund (FVL)

Semi-Annual Report
June 30, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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                        FIRST TRUST EXCHANGE-TRADED FUND
                                 JUNE 30, 2016

Shareholder Letter...........................................................  2
Market Overview..............................................................  3
Fund Performance Overview
   First Trust Dow Jones Select MicroCap Index Fund (FDM)....................  4
   First Trust Morningstar Dividend Leaders Index Fund (FDL).................  6
   First Trust US IPO Index Fund (FPX).......................................  8
   First Trust NYSE Arca Biotechnology Index Fund (FBT)...................... 10
   First Trust Dow Jones Internet Index Fund (FDN)........................... 12
   First Trust Capital Strength ETF (FTCS)................................... 14
   First Trust Value Line(R) Dividend Index Fund (FVD)....................... 16
   First Trust Value Line(R) 100 Exchange-Traded Fund (FVL).................. 18
Notes to Fund Performance Overview........................................... 20
Understanding Your Fund Expenses............................................. 21
Portfolio of Investments
   First Trust Dow Jones Select MicroCap Index Fund (FDM).................... 23
   First Trust Morningstar Dividend Leaders Index Fund (FDL)................. 28
   First Trust US IPO Index Fund (FPX)....................................... 30
   First Trust NYSE Arca Biotechnology Index Fund (FBT)...................... 34
   First Trust Dow Jones Internet Index Fund (FDN)........................... 36
   First Trust Capital Strength ETF (FTCS)................................... 38
   First Trust Value Line(R) Dividend Index Fund (FVD)....................... 40
   First Trust Value Line(R) 100 Exchange-Traded Fund (FVL).................. 44
Statements of Assets and Liabilities......................................... 48
Statements of Operations..................................................... 50
Statements of Changes in Net Assets.......................................... 52
Financial Highlights......................................................... 56
Notes to Financial Statements................................................ 60
Additional Information....................................................... 69

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information Section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in each Fund. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                        FIRST TRUST EXCHANGE-TRADED FUND
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2016

Dear Shareholders:

Thank you for your investment in First Trust Exchange-Traded Fund (the "Trust").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report which contains detailed information about your investment for the six months ended June 30, 2016, including a market overview and the financial reports for the period. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember. First, the U.S. economy grew, despite the massive decline in oil prices. Second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. Early in 2016, many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index declined by 10.27%. Since then, the market has made a steady comeback, and as of June 30, 2016, the S&P 500(R) Index was up 15.73%.

First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investment opportunities each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2016

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

One of the reasons cited by the Federal Reserve for not raising interest rates beyond the initial 0.25% hike in the federal funds target rate on December 16, 2015 is the slowdown in global growth. The International Monetary Fund reduced its global growth estimate for 2016 from 3.4% in January to 3.2% in April. It also shaved its 2017 estimate by 0.1% to 3.5%, according to its own release. To help put this concern into perspective, the rate was 5.4% in 2010.

Shocks can come from anywhere at any time. The Brexit (British + Exit) vote held on June 23, 2016 certainly qualifies. The citizens of the United Kingdom ("U.K.") voted 52% to 48% to leave the European Union ("EU"), according to the BBC. The news was not well-received by the global equities markets. It is not known how it might impact the European recovery underway. In the two trading days (June 24 & June 27) following the vote, total world equity market capitalization ("cap") dropped from $63.81 trillion to $60.17 trillion, or a decline of $3.64 trillion, according to Bloomberg. The global equities markets, however, rebounded to close on June 30 at a combined market cap of $62.70 trillion. The U.K. and the EU are likely going to need months to negotiate Brexit.

ETFGI, an industry research group, reported that total assets invested in exchange-traded funds ("ETFs") and other exchange-traded products ("ETPs") reached a record high of $3.18 trillion globally in June 2016, according to its own release. Total assets invested in U.S. ETFs/ETPs reached a record high $2.26 trillion in June 2016.

U.S. STOCKS AND BONDS

In the first six months of 2016, the major U.S. stock indices posted positive results. The S&P 500(R) Index, S&P MidCap 400 Index and S&P SmallCap 600(R) Index posted total returns of 3.84%, 7.93%, and 6.23%, respectively, according to Bloomberg. Eight of the 10 major S&P 500(R) Index sectors posted positive total returns. The top performing sectors were Telecommunication Services, Utilities and Energy, up 24.85%, 23.41% and 16.10%, respectively. The two sectors that posted losses were Financials and Information Technology, down 3.05% and 0.32%, respectively.

The stock market appeared to rebound with the recovery in the price of crude oil in mid-February. Crude oil began its plunge in June 2014. It declined from a 2014-high of $107.26 per barrel on June 20, 2014 to a low of $26.21 per barrel on February 11, 2016, according to Bloomberg. It fell 29.24% from December 31, 2015 through February 11, 2016, and then rebounded by 84.40% to $48.33 per barrel on June 30, 2016. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index posted a total return of -10.27%, according to Bloomberg. From February 11, 2016 through June 30, 2016, the index gained 15.73%. Energy stocks had been the best performing sector for a decade. From June 30, 2004 through June 30, 2014, the S&P 500(R) Energy Index posted a cumulative total return of 254.41%, according to Bloomberg. The next best performing sector was utilities, up 176.37%, as measured by the S&P 500(R) Utilities Index for the same period.

In the U.S. bond market, the top-performing major debt group was high yield corporate bonds. The Barclays U.S. Corporate High Yield Index posted a total return of 9.06%. The worst performing major debt group was mortgages, though the group still generated a positive return. The Barclays GNMA 30-Year Index posted a total return of 2.67%. The yield on the benchmark 10-Year Treasury note (T-Note) declined by 80 basis points, from 2.27% (December 31, 2015) to 1.47% (June 30, 2016). Over the past decade, the average yield on the 10-Year T-Note was 2.31%.

FOREIGN STOCKS AND BONDS

The U.S. dollar declined by 2.52% against a basket of major currencies in the first six months of 2016, as measured by the U.S. Dollar Index (DXY). DXY had appreciated 23.63% in the 18-month period ended December 31, 2015. With respect to U.S. investors, a stronger U.S. dollar can negatively impact returns on foreign securities.

Due to a dip in the value of the U.S. dollar and some downward pressure on interest rates in most major economies around the globe, foreign bond indices performed well in the first six months of 2016. The Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 9.06% (USD), while the Barclays Global Aggregate Index of higher quality debt rose 8.96%
(USD). Foreign equities finished mixed. The MSCI Emerging Markets Index of stocks posted a total return of 6.41% (USD), while the MSCI World Index (excluding the U.S.) posted a total return of -2.98% (USD).

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

The First Trust Dow Jones Select MicroCap Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Select MicroCap Index(SM) (the "Index"). The Fund will normally invest at least 80% of its net assets (including investment borrowings) in common stocks of U.S. micro-capitalization companies which are publicly traded in the United States. The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index measures the performance of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange ("NYSE"), NYSE MKT and The Nasdaq Stock Market LLC ("Nasdaq") that are comparatively liquid and have strong fundamentals relative to the micro-capitalization segment as a whole. The Fund's shares are listed for trading on the NYSE Arca, Inc. ("NYSE Arca"). The first day of secondary market trading in shares of the Fund was September 30, 2005.

-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                       6 Months    1 Year     5 Years    10 Years   Inception   5 Years    10 Years  Inception
                                         Ended      Ended      Ended       Ended    (9/27/05)    Ended       Ended    (9/27/05)
                                        6/30/16    6/30/16    6/30/16     6/30/16  to 6/30/16   6/30/16     6/30/16  to 6/30/16

FUND PERFORMANCE
NAV                                      2.50%      -2.03%      9.28%      5.32%       5.84%     55.85%     67.85%     84.10%
Market Value                             2.78%      -1.88%      9.34%      5.34%       5.85%     56.26%     68.30%     84.33%

INDEX PERFORMANCE
Dow Jones Select MicroCap Index(SM)      2.78%      -1.40%      9.96%      6.02%       6.56%     60.73%     79.46%     98.00%
Russell 2000(R) Index                    2.22%      -6.73%      8.35%      6.20%       6.77%     49.35%     82.43%    102.38%
-------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   37.00%
Industrials                                  17.85
Consumer Discretionary                       15.58
Information Technology                        9.57
Materials                                     4.71
Health Care                                   4.68
Consumer Staples                              4.68
Utilities                                     2.19
Telecommunication Services                    2.09
Energy                                        1.65
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Chimera Investment Corp.                      3.35%
Gibraltar Industries, Inc.                    1.07
Banc of California, Inc.                      1.01
BMC Stock Holdings, Inc.                      0.94
Cavco Industries, Inc.                        0.88
CenterState Banks, Inc.                       0.86
Hersha Hospitality Trust                      0.86
U.S. Physical Therapy, Inc.                   0.86
Perficient, Inc.                              0.83
Central Garden & Pet Co., Class A             0.82
                                            -------
   Total                                     11.48%
                                            =======

Dow Jones and Dow Jones Select MicroCap Index(SM) are products of S&P Dow Jones Indices LLC ("SPDJI"), and have been licensed for use by First Trust on behalf of the Fund. The Fund, based on the Dow Jones Select MicroCap Index(SM), is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones Trademark Holdings LLC ("Dow Jones") or their respective affiliates, and SPDJI, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       DECEMBER 31, 2005 - JUNE 30, 2016

          First Trust
           Dow Jones                Dow Jones
        Select MicroCap          Select MicroCap            Russell 2000(R)
          Index Fund                Index(SM)                    Index
12/05       $10,000                  $10,000                    $10,000
06/06        10,573                   10,612                     10,821
12/06        11,568                   11,652                     11,836
06/07        12,286                   12,416                     12,599
12/07        10,871                   11,036                     11,650
06/08         9,539                    9,714                     10,558
12/08         7,249                    7,413                      7,714
06/09         7,096                    7,280                      7,918
12/09         8,759                    9,036                      9,810
06/10         8,515                    8,805                      9,619
12/10        11,016                   11,424                     12,445
06/11        11,386                   11,850                     13,218
12/11        10,060                   10,492                     11,927
06/12        10,708                   11,204                     12,944
12/12        11,657                   12,243                     13,876
06/13        13,550                   14,274                     16,077
12/13        16,706                   17,660                     19,263
06/14        16,594                   17,596                     19,877
12/14        17,220                   18,307                     20,205
06/15        18,115                   19,314                     21,165
12/15        17,316                   18,528                     19,313
06/16        17,749                   19,043                     19,742

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2011 through June 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11              87              2             0             0
01/01/12 - 12/31/12              70              0             0             0
01/01/13 - 12/31/13             151              1             0             0
01/01/14 - 12/31/14              93              1             0             0
01/01/15 - 12/31/15             112              0             0             0
01/01/16 - 06/30/16              49              0             0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             161              2             0             0
01/01/12 - 12/31/12             179              1             0             0
01/01/13 - 12/31/13              98              2             0             0
01/01/14 - 12/31/14             158              0             0             0
01/01/15 - 12/31/15             140              0             0             0
01/01/16 - 06/30/16              76              0             0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

The First Trust Morningstar Dividend Leaders Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index offers investors a benchmark for dividend portfolios as well as a means to invest in a portfolio of stocks that have a consistent record of growing dividends as well as the ability to sustain them. The Index consists of the top 100 stocks, based on dividend yield, of the securities listed on one of the three major exchanges (NYSE, NYSE MKT or Nasdaq) that have been selected through the application of Morningstar, Inc.'s proprietary multi-step screening process. The Index is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was March 15, 2006.

-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                       6 Months    1 Year     5 Years    10 Years   Inception   5 Years    10 Years  Inception
                                         Ended      Ended      Ended       Ended    (3/9/06)     Ended       Ended    (3/9/06)
                                        6/30/16    6/30/16    6/30/16     6/30/16  to 6/30/16   6/30/16     6/30/16  to 6/30/16

FUND PERFORMANCE
NAV                                     14.72%      21.53%     13.61%      6.70%       6.92%     89.24%     91.24%     99.37%
Market Value                            14.76%      21.53%     13.61%      6.67%       6.92%     89.23%     90.73%     99.31%

INDEX PERFORMANCE
Morningstar(R) Dividend Leaders
   Index(SM)                            15.06%      22.16%     14.20%      7.23%       7.45%     94.20%    101.04%    109.83%
S&P 500(R) Index                         3.84%       3.99%     12.10%      7.42%       7.23%     77.02%    104.65%    105.42%
-------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Telecommunication Services                   19.68%
Consumer Staples                             18.03
Information Technology                       17.36
Utilities                                    13.72
Health Care                                  11.11
Industrials                                   6.68
Financials                                    4.40
Materials                                     4.16
Consumer Discretionary                        3.72
Energy                                        1.14
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
AT&T, Inc.                                   10.71%
Verizon Communications, Inc.                  8.97
Procter & Gamble (The) Co.                    6.56
Pfizer, Inc.                                  6.53
Philip Morris International, Inc.             5.69
Cisco Systems, Inc.                           4.63
Merck & Co., Inc.                             4.58
Intel Corp.                                   4.54
International Business Machines Corp.         4.38
Altria Group, Inc.                            4.18
                                            -------
   Total                                     60.77%
                                            =======

Morningstar(R) is a service mark of Morningstar, Inc. and has been licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         MARCH 9, 2006 - JUNE 30, 2016

                  First Trust
                  Morningstar             Morningstar(R)
                Dividend Leaders         Dividend Leaders             S&P 500(R)
                   Index Fund               Index(SM)                    Index
03/06               $10,000                  $10,000                    $10,000
12/06                12,077                   12,110                     11,317
06/07                12,392                   12,462                     12,104
12/07                10,793                   10,870                     11,939
06/08                 7,995                    8,069                     10,516
12/08                 7,371                    7,462                      7,522
06/09                 6,961                    7,067                      7,760
12/09                 8,420                    8,567                      9,512
06/10                 8,039                    8,197                      8,879
12/10                 9,771                    9,995                     10,945
06/11                10,535                   10,806                     11,604
12/11                11,182                   11,498                     11,176
06/12                12,107                   12,491                     12,236
12/12                12,204                   12,620                     12,964
06/13                13,908                   14,421                     14,756
12/13                14,978                   15,569                     17,163
06/14                16,519                   17,221                     18,388
12/14                16,919                   17,679                     19,513
06/15                16,406                   17,180                     19,753
12/15                17,381                   18,240                     19,783
06/16                19,939                   20,987                     20,543

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2011 through June 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             219              0             0             0
01/01/12 - 12/31/12             171              0             0             0
01/01/13 - 12/31/13             171              0             0             0
01/01/14 - 12/31/14             190              0             0             0
01/01/15 - 12/31/15             151              0             0             0
01/01/16 - 06/30/16              80              0             0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11              33              0             0             0
01/01/12 - 12/31/12              79              0             0             0
01/01/13 - 12/31/13              81              0             0             0
01/01/14 - 12/31/14              62              0             0             0
01/01/15 - 12/31/15             101              0             0             0
01/01/16 - 06/30/16              45              0             0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US IPO INDEX FUND (FPX)

The First Trust US IPO Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX(R)-100 U.S. Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a modified value-weighted price index measuring the performance of the top 100 U.S. companies ranked quarterly by market capitalization in the IPOX Global Composite Index. The Index utilizes a 10% capping on all constituents and includes the 100 largest, typically best performing and most liquid initial public offerings ("IPOs") of the U.S. companies in the IPOX Global Composite Index. The IPOX Global Composite Index is reconstituted regularly with IPOs being added to the IPOX Global Composite Index at their seventh trading day upon "going public" and automatically exiting after 1,000 trading days or approximately four years thereafter. The Index is reconstituted quarterly to reflect changes in the stock market values of the IPOX Global Composite Index constituents and IPO activity during the past quarter, with potential new companies entering the Index while other companies reaching 1,000 days in the Index automatically drop out. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was April 13, 2006.

-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                       6 Months    1 Year     5 Years    10 Years  Inception    5 Years    10 Years  Inception
                                         Ended      Ended      Ended       Ended   (4/12/06)     Ended       Ended   (4/12/06)
                                        6/30/16    6/30/16    6/30/16     6/30/16  to 6/30/16   6/30/16     6/30/16  to 6/30/16

FUND PERFORMANCE
NAV                                     -0.65%      -6.55%     15.44%     10.98%      10.43%    105.06%    183.55%    175.61%
Market Value                            -0.61%      -6.48%     15.46%     11.02%      10.43%    105.17%    184.49%    175.67%

INDEX PERFORMANCE
IPOX(R)-100 U.S. Index                  -0.42%      -6.05%     16.13%     11.65%      11.11%    111.19%    200.96%    193.29%
S&P 500(R) Index                         3.84%       3.99%     12.10%      7.42%       7.16%     77.02%    104.65%    102.62%
Russell 3000(R) Index                    3.62%       2.14%     11.60%      7.40%       7.10%     73.08%    104.11%    101.47%
-------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       31.86%
Health Care                                  20.38
Consumer Staples                             14.12
Consumer Discretionary                       13.66
Financials                                    8.95
Industrials                                   6.01
Energy                                        2.83
Materials                                     1.24
Telecommunication Services                    0.63
Utilities                                     0.32
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Kraft Heinz (The) Co.                        10.02%
Facebook, Inc., Class A                       9.86
AbbVie, Inc.                                  9.33
Shire PLC, ADR                                5.14
PayPal Holdings, Inc.                         4.12
Hewlett Packard Enterprise Co.                2.83
NXP Semiconductors N.V.                       2.52
Zoetis, Inc.                                  2.19
Hilton Worldwide Holdings, Inc.               2.08
Synchrony Financial                           1.96
                                            -------
   Total                                     50.05%
                                            =======

The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US IPO INDEX FUND (FPX) (CONTINUED)

                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 APRIL 12, 2006 - JUNE 30, 2016

            First Trust
              US IPO               IPOX(R)-100             S&P 500(R)             Russell 3000(R)
            Index Fund              U.S. Index                Index                    Index
04/06         $10,000                $10,000                 $10,000                  $10,000
12/06          11,100                 11,154                  11,162                   11,064
06/07          12,385                 12,481                  11,939                   11,851
12/07          12,712                 12,844                  11,776                   11,633
06/08          11,784                 11,941                  10,373                   10,348
12/08           7,134                  7,245                   7,419                    7,293
06/09           8,087                  8,248                   7,654                    7,599
12/09          10,339                 10,575                   9,382                    9,360
06/10           9,726                  9,980                   8,758                    8,794
12/10          12,228                 12,594                  10,796                   10,945
06/11          13,439                 13,889                  11,446                   11,640
12/11          12,607                 13,071                  11,023                   11,057
06/12          14,314                 14,885                  12,069                   12,088
12/12          16,391                 17,092                  12,788                   12,873
06/13          19,143                 20,011                  14,555                   14,683
12/13          24,256                 25,446                  16,929                   17,192
06/14          25,859                 27,214                  18,137                   18,385
12/14          27,144                 28,651                  19,247                   19,350
06/15          29,489                 31,218                  19,484                   19,725
12/15          27,737                 29,451                  19,513                   19,443
06/16          27,557                 29,327                  20,262                   20,147

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2011 through June 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             135              0             0             0
01/01/12 - 12/31/12             149              2             0             0
01/01/13 - 12/31/13             220              0             0             0
01/01/14 - 12/31/14             158              0             0             0
01/01/15 - 12/31/15             172              0             0             0
01/01/16 - 06/30/16              41              0             0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             116              1             0             0
01/01/12 - 12/31/12              97              2             0             0
01/01/13 - 12/31/13              32              0             0             0
01/01/14 - 12/31/14              94              0             0             0
01/01/15 - 12/31/15              80              0             0             0
01/01/16 - 06/30/16              84              0             0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

The First Trust NYSE Arca Biotechnology Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NYSE Arca Biotechnology Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology and genomics. This Index is rebalanced quarterly based on closing prices on the third Friday in January, April, July and October to ensure that each component stock continues to represent approximately equal weight in the Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.

-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                       6 Months    1 Year     5 Years    10 Years   Inception   5 Years    10 Years  Inception
                                         Ended      Ended      Ended       Ended    (6/19/06)    Ended       Ended    (6/19/06)
                                        6/30/16    6/30/16    6/30/16     6/30/16  to 6/30/16   6/30/16     6/30/16  to 6/30/16

FUND PERFORMANCE
NAV                                    -20.82%     -27.79%     15.38%     15.87%      16.27%    104.51%    336.41%    353.64%
Market Value                           -20.80%     -27.78%     15.36%     15.86%      16.27%    104.30%    335.93%    353.59%

INDEX PERFORMANCE
NYSE Arca Biotechnology Index(SM)      -20.58%     -27.42%     15.92%     16.50%      16.90%    109.32%    360.51%    378.92%
S&P Composite 1500 Health Care
   Index                                 0.58%      -1.96%     17.32%     11.40%      11.47%    122.30%    194.38%    197.29%
NASDAQ(R) Biotechnology Index          -23.75%     -30.03%     19.78%     13.98%      14.32%    146.52%    270.13%    282.67%
S&P 500(R) Index                         3.84%       3.99%     12.10%      7.42%       7.66%     77.02%    104.65%    109.72%
-------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                          % OF TOTAL
INDUSTRY CLASSIFICATION              LONG-TERM INVESTMENTS
-----------------------------------------------------------
Biotechnology                                79.36%
Life Sciences Tools & Services               17.33
Pharmaceuticals                               3.31
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Novavax, Inc.                                 4.68%
Bio-Techne Corp.                              4.28
Medivation, Inc.                              4.15
Grifols S.A., ADR                             3.84
Alkermes PLC                                  3.84
Seattle Genetics, Inc.                        3.72
Vertex Pharmaceuticals, Inc.                  3.71
Incyte Corp.                                  3.62
Charles River Laboratories
   International, Inc.                        3.61
Neurocrine Biosciences, Inc.                  3.44
                                            -------
   Total                                     38.89%
                                            =======

The NYSE Arca Biotechnology Index(SM) is a trademark of NYSE Euronext or its affiliates ("NYSE Euronext") and is licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored or endorsed by NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT) (CONTINUED)

                                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                               JUNE 19, 2006 - JUNE 30, 2016

           First Trust
            NYSE Arca              NYSE Arca
          Biotechnology          Biotechnology              NASDAQ(R)               S&P 500(R)           S&P Composite 1500
            Index Fund             Index(SM)           Biotechnology Index             Index             Health Care Index
06/06        $10,000                $10,000                  $10,000                  $10,000                 $10,000
12/06         11,775                 11,815                   11,114                   11,554                  11,194
06/07         12,105                 12,179                   11,177                   12,358                  11,919
12/07         12,205                 12,320                   11,630                   12,189                  12,092
06/08         11,410                 11,557                   11,086                   10,736                  10,593
12/08          9,968                 10,138                   10,200                    7,679                   9,218
06/09         10,722                 10,921                   10,491                    7,922                   9,305
12/09         14,441                 14,758                   11,828                    9,711                  11,132
06/10         15,629                 16,026                   11,227                    9,065                  10,324
12/10         19,768                 20,327                   13,726                   11,174                  11,712
06/11         22,182                 22,880                   15,694                   11,847                  13,374
12/11         16,534                 17,096                   15,385                   11,410                  13,104
06/12         22,185                 23,013                   19,204                   12,493                  14,610
12/12         23,299                 24,233                   20,352                   13,236                  15,510
06/13         29,413                 30,705                   25,829                   15,066                  18,703
12/13         34,975                 36,600                   33,787                   17,523                  22,049
06/14         41,655                 43,638                   38,352                   18,774                  24,298
12/14         51,636                 54,137                   45,413                   19,923                  27,515
06/15         62,831                 65,982                   54,688                   20,167                  30,322
12/15         57,296                 60,301                   50,186                   20,198                  29,555
06/16         45,367                 47,891                   38,267                   20,974                  29,726

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2011 through June 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             151              1             0             0
01/01/12 - 12/31/12             121              0             0             0
01/01/13 - 12/31/13             204              0             0             0
01/01/14 - 12/31/14             183              0             0             0
01/01/15 - 12/31/15             159              0             0             0
01/01/16 - 06/30/16              57              1             0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             100              0             0             0
01/01/12 - 12/31/12             128              1             0             0
01/01/13 - 12/31/13              48              0             0             0
01/01/14 - 12/31/14              69              0             0             0
01/01/15 - 12/31/15              93              0             0             0
01/01/16 - 06/30/16              67              0             0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

The First Trust Dow Jones Internet Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index represents companies that generate the majority of their revenues via the Internet. The Index was designed and is maintained according to a set of rules that were devised with the goal of providing clear and accurate views of the growing Internet market segment. The Index aims to consistently represent 80% of the float-adjusted Internet equity universe. For its stock to be eligible for the "universe," a company must generate at least 50% of annual sales/revenues from the Internet, and be currently included in the Dow Jones U.S. Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.

-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                       6 Months    1 Year     5 Years    10 Years   Inception   5 Years    10 Years  Inception
                                         Ended      Ended      Ended       Ended    (6/19/06)    Ended       Ended    (6/19/06)
                                        6/30/16    6/30/16    6/30/16     6/30/16  to 6/30/16   6/30/16     6/30/16  to 6/30/16

FUND PERFORMANCE
NAV                                     -3.38%       7.35%     14.77%     13.07%      13.69%     99.10%    241.45%    262.11%
Market Value                            -3.31%       7.38%     14.77%     13.08%      13.69%     99.16%    241.80%    262.31%

INDEX PERFORMANCE
Dow Jones Internet Composite
   Index(SM)                            -3.14%       7.89%     15.42%     13.68%      14.30%    104.81%    260.42%    282.20%
S&P 500(R) Index                         3.84%       3.99%     12.10%      7.42%       7.66%     77.02%    104.65%    109.72%
S&P Composite 1500 Information
   Technology Index                      0.06%       4.31%     12.92%      9.85%       9.96%     83.62%    155.86%    159.17%
-------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       72.07%
Consumer Discretionary                       20.17
Financials                                    3.97
Health Care                                   2.73
Telecommunication Services                    1.06
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Amazon.com, Inc.                             10.04%
Facebook, Inc., Class A                       9.84
salesforce.com, Inc.                          5.00
Alphabet, Inc., Class A                       4.86
Alphabet, Inc., Class C                       4.81
PayPal Holdings, Inc.                         4.56
Netflix, Inc.                                 4.41
LinkedIn Corp., Class A                       4.30
Yahoo!, Inc.                                  4.27
eBay, Inc.                                    3.65
                                            -------
   Total                                     55.74%
                                            =======

Dow Jones and Dow Jones Internet Composite Index(SM) are products of S&P Dow Jones Indices ("SPDJI") and have been licensed for use by First Trust on behalf of the Fund. The Fund, based on the Dow Jones Internet Composite Index(SM), is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones Trademark Holdings LLC ("Dow Jones") or their respective affiliates and SPDJI, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN) (CONTINUED)

                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                          JUNE 19, 2006 - JUNE 30, 2016

              First Trust                 Dow Jones                                               S&P Composite
               Dow Jones             Internet Composite                S&P 500(R)                1500 Information
          Internet Index Fund             Index(SM)                       Index                  Technology Index
06/06          $10,000                    $10,000                        $10,000                      $10,000
12/06           11,285                     11,314                         11,554                       11,574
06/07           12,975                     13,043                         12,358                       12,716
12/07           12,545                     12,651                         12,189                       13,360
06/08           11,203                     11,326                         10,736                       11,638
12/08            7,023                      7,114                          7,679                        7,629
06/09            9,374                      9,524                          7,922                        9,506
12/09           12,587                     12,825                          9,711                       12,286
06/10           11,980                     12,222                          9,065                       11,055
12/10           17,197                     17,603                         11,174                       13,776
06/11           18,186                     18,661                         11,847                       14,115
12/11           16,209                     16,703                         11,410                       13,930
06/12           17,741                     18,337                         12,493                       15,702
12/12           19,590                     20,317                         13,236                       15,985
06/13           22,779                     23,691                         15,065                       17,061
12/13           30,050                     31,362                         17,523                       20,620
06/14           29,906                     31,266                         18,773                       22,362
12/14           30,779                     32,238                         19,922                       24,527
06/15           33,731                     35,427                         20,167                       24,846
12/15           37,479                     39,460                         20,197                       25,899
06/16           36,212                     38,221                         20,973                       25,915

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2011 through June 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             151              0             0             0
01/01/12 - 12/31/12             122              0             0             0
01/01/13 - 12/31/13             200              0             0             0
01/01/14 - 12/31/14             148              0             0             0
01/01/15 - 12/31/15             201              0             0             0
01/01/16 - 06/30/16              61              0             0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             101              0             0             0
01/01/12 - 12/31/12             128              0             0             0
01/01/13 - 12/31/13              52              0             0             0
01/01/14 - 12/31/14             104              0             0             0
01/01/15 - 12/31/15              51              0             0             0
01/01/16 - 06/30/16              64              0             0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

The First Trust Capital Strength ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called The Capital Strength Index(TM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is initially equally-weighted and is made up of the top 50 stocks out of the universe of the largest 500 U.S. companies included in the Nasdaq US Benchmark Index, ranked by one- and three-year daily volatility. Companies with less than $1 billion in cash and short term investments, companies with long-term debt divided by market capitalization greater than 30%, and companies with return on equity less than 15% are excluded from the Index. The Index is reconstituted and rebalanced on a quarterly basis. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was July 11, 2006.

-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                AVERAGE ANNUAL              CUMULATIVE
                                                                                 TOTAL RETURNS             TOTAL RETURNS
                                                 6 Months     1 Year       5 Years      Inception      5 Years     Inception
                                                   Ended       Ended        Ended       (7/6/06)        Ended       (7/6/06)
                                                  6/30/16     6/30/16      6/30/16     to 6/30/16      6/30/16     to 6/30/16

FUND PERFORMANCE
NAV                                                5.34%        7.25%       12.17%         8.86%        77.54%       133.39%
Market Value                                       5.36%        7.28%       12.18%         8.86%        77.66%       133.45%

INDEX PERFORMANCE
The Capital Strength Index(TM)*                    5.73%        8.01%          N/A           N/A           N/A           N/A
S&P 500 Value Index**                              6.24%        3.38%       11.18%         5.74%        69.84%        74.53%
S&P 500(R) Index                                   3.84%        3.99%       12.10%         7.40%        77.02%       103.93%
-------------------------------------------------------------------------------------------------------------------------------

* On June 4, 2013, the Fund's underlying index changed from the Credit Suisse U.S. Value Index, Powered by HOLT(TM) to The Capital Strength Index(SM). On June 18, 2010, the Fund's underlying index changed from the Deutsche Bank CROCI(R) US+ Index(TM) to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). Since the Fund's new underlying index had an inception date of March 20, 2013, it was not in existence for some of the periods disclosed.

** The Fund no longer uses the S&P 500 Value Index as a comparative index for the Fund as the Advisor has determined that this index is no longer representative of the Fund's investment strategy and portfolio holdings. The S&P 500 Value Index will be represented in performance comparisons of the Fund until May 1, 2018.

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                  24.35%
Information Technology                       19.82
Consumer Discretionary                       18.85
Consumer Staples                             18.57
Health Care                                  10.51
Financials                                    6.10
Materials                                     1.80
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Altria Group, Inc.                            2.23%
UnitedHealth Group, Inc.                      2.22
Reynolds American, Inc.                       2.21
Northrop Grumman Corp.                        2.20
Johnson & Johnson                             2.20
Lockheed Martin Corp.                         2.20
Marsh & McLennan Cos., Inc.                   2.19
Stryker Corp.                                 2.18
Raytheon Co.                                  2.16
Texas Instruments, Inc.                       2.12
                                            -------
   Total                                     21.91%
                                            =======

"Credit Suisse," "HOLT" and "Credit Suisse U.S. Value Index, Powered by HOLT(TM)," are trademarks of Credit Suisse Group AG, Credit Suisse Securities
(USA) LLC or one of their affiliates.

The Capital Strength Index(TM) is the trademark (the "Mark") of the Nasdaq OMX Group ("Nasdaq OMX"). The Mark is licensed for use by First Trust Portfolios L.P. The Fund has not been passed on by Nasdaq OMX as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by Nasdaq OMX. The Fund should not be construed in any way as investment advice by Nasdaq OMX. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND OR THE CAPITAL STRENGTH INDEX(TM).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          JULY 6, 2006 - JUNE 30, 2016

                First Trust
             Capital Strength            S&P 500                    S&P 500(R)
                    ETF                Value Index                     Index
07/06            $10,000                 $10,000                      $10,000
12/06             11,074                  11,294                       11,235
06/07             12,444                  12,126                       12,016
12/07             12,210                  11,519                       11,852
06/08             11,253                   9,671                       10,440
12/08              7,665                   7,002                        7,467
06/09              8,640                   6,903                        7,703
12/09             10,686                   8,484                        9,443
06/10              9,880                   8,034                        8,815
12/10             12,185                   9,765                       10,866
06/11             13,144                  10,276                       11,520
12/11             11,827                   9,718                       11,095
06/12             12,469                  10,585                       12,148
12/12             13,890                  11,436                       12,871
06/13             16,203                  13,235                       14,650
12/13             18,876                  15,093                       17,039
06/14             19,929                  16,143                       18,256
12/14             21,794                  16,957                       19,373
06/15             21,757                  16,881                       19,611
12/15             22,153                  16,425                       19,640
06/16             23,336                  17,450                       20,394


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2011 through June 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             129              0             0             0
01/01/12 - 12/31/12             147              0             0             0
01/01/13 - 12/31/13             134              0             0             0
01/01/14 - 12/31/14             108              9             0             0
01/01/15 - 12/31/15             190              2             0             0
01/01/16 - 06/30/16              91              0             0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             123              0             0             0
01/01/12 - 12/31/12             103              0             0             0
01/01/13 - 12/31/13             117              1             0             0
01/01/14 - 12/31/14             131              4             0             0
01/01/15 - 12/31/15              57              3             0             0
01/01/16 - 06/30/16              34              0             0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the universe of stocks which Value Line, Inc.(R) gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above-average dividends and achieve capital appreciation. The Index is rebalanced on a monthly basis. The Fund's shares are listed for trading on the NYSE Arca.

-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                       6 Months    1 Year     5 Years    10 Years   Inception   5 Years    10 Years  Inception
                                         Ended      Ended      Ended       Ended    (8/19/03)    Ended       Ended    (8/19/03)
                                        6/30/16    6/30/16    6/30/16     6/30/16  to 6/30/16   6/30/16     6/30/16  to 6/30/16

FUND PERFORMANCE
NAV                                     14.08%      17.96%     13.70%      9.02%       9.91%     90.03%    137.25%    237.09%
Market Value                            14.08%      18.01%     13.67%     10.08%       9.91%     89.79%    161.18%    237.09%

INDEX PERFORMANCE
Value Line(R) Dividend Index*           14.58%      19.00%     14.64%        N/A         N/A     97.97%        N/A        N/A
S&P 500(R) Index                         3.84%       3.99%     12.10%      7.42%       8.12%     77.02%    104.65%    173.02%
Dow Jones U.S. Select Dividend
   Index(SM)*                           15.55%      17.87%     14.23%      7.53%         N/A     94.53%    106.60%        N/A
-------------------------------------------------------------------------------------------------------------------------------

    On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at net asset value ("NAV") include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (December 15, 2006) through period end (June 30, 2016) were 108.40% and 109.40% at NAV and Market Value, respectively. That compares to an Index return of 124.74% for the same period. The average annual total returns for the period from the reorganization date (December 15, 2006) through period end (June 30, 2016) were 8.00% and 8.06% at NAV and Market Value, respectively. That compares to an Index return of 8.86% for the same period.

    NAV and Market Value returns assume that all distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to December 15, 2006, NAV and Market Value returns assumed that all distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE MKT) closing market price of the Predecessor FVD Fund.

    * Performance data is not available for all the periods shown in the table because performance data does not exist for the periods shown.

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Utilities                                    23.17%
Financials                                   19.51
Industrials                                  12.94
Consumer Staples                             12.42
Information Technology                        8.85
Consumer Discretionary                        7.71
Health Care                                   7.51
Energy                                        3.71
Materials                                     2.58
Telecommunication Services                    1.60
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Hershey (The) Co.                             0.61%
Realty Income Corp.                           0.56
IDACORP, Inc.                                 0.56
General Mills, Inc.                           0.56
Paychex, Inc.                                 0.56
Eli Lilly and Co.                             0.56
Cincinnati Financial Corp.                    0.56
Northwest Natural Gas Co.                     0.56
American States Water Co.                     0.56
Sanofi, ADR                                   0.56
                                            -------
   Total                                     5.65%
                                            =======

Value Line is a registered trademark of Value Line, Inc. that is licensed to First Trust on behalf of the Fund. The Fund is not sponsored, recommended, sold, or promoted by Value Line Publishing LLC, Value Line, Inc. or any of their affiliates.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD) (CONTINUED)

                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         DECEMBER 31, 2005 - JUNE 30, 2016

               First Trust                                           Dow Jones
              Value Line(R)            S&P 500(R)              U.S. Select Dividend
           Dividend Index Fund            Index                      Index(SM)
12/05            $10,000                 $10,000                      $10,000
06/06             10,575                  10,271                       10,501
12/06             12,010                  11,580                       11,954
06/07             12,333                  12,386                       12,454
12/07             11,600                  12,216                       11,337
06/08             10,470                  10,761                        8,910
12/08              8,796                   7,697                        7,825
06/09              8,690                   7,940                        6,844
12/09             10,518                   9,733                        8,696
06/10             10,215                   9,086                        8,584
12/10             12,209                  11,200                       10,289
06/11             13,202                  11,874                       11,152
12/11             13,312                  11,436                       11,567
06/12             14,155                  12,521                       12,323
12/12             14,800                  13,266                       12,820
06/13             16,856                  15,099                       14,596
12/13             18,732                  17,562                       16,546
06/14             20,329                  18,816                       18,178
12/14             21,720                  19,968                       19,087
06/15             21,268                  20,214                       18,406
12/15             21,991                  20,244                       18,776
06/16             25,087                  21,021                       21,696

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2011 through June 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             218              1             0             0
01/01/12 - 12/31/12             205              0             0             0
01/01/13 - 12/31/13             238              0             0             0
01/01/14 - 12/31/14             223              0             0             0
01/01/15 - 12/31/15             179              0             0             0
01/01/16 - 06/30/16             101              0             0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11              33              0             0             0
01/01/12 - 12/31/12              44              1             0             0
01/01/13 - 12/31/13              14              0             0             0
01/01/14 - 12/31/14              29              0             0             0
01/01/15 - 12/31/15              73              0             0             0
01/01/16 - 06/30/16              24              0             0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

The First Trust Value Line(R) 100 Exchange-Traded Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-dollar weighted index that is designed to objectively identify and select 100 stocks from the universe of stocks to which Value Line(R) assigns a #1 ranking in the Value Line(R) Timeliness(TM) Ranking System (the "Ranking System"). At any one time only 100 stocks are assigned a #1 ranking in the Ranking System. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the NYSE Arca.

-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                       6 Months    1 Year     5 Years    10 Years   Inception   5 Years    10 Years  Inception
                                         Ended      Ended      Ended       Ended    (6/12/03)    Ended       Ended    (6/12/03)
                                        6/30/16    6/30/16    6/30/16     6/30/16  to 6/30/16   6/30/16     6/30/16  to 6/30/16

FUND PERFORMANCE
NAV                                      3.44%      -2.38%      8.03%      3.72%       5.70%     47.13%     44.09%    106.12%
Market Value                             3.49%      -2.34%      7.97%      4.53%       5.70%     46.72%     55.82%    106.12%

INDEX PERFORMANCE
Value Line(R) 100 Index*                 3.89%      -1.58%      8.95%        N/A         N/A     53.52%        N/A        N/A
Russell 3000(R)- Index                   3.62%       2.14%     11.60%      7.40%       8.34%     73.08%    104.11%    184.53%
-------------------------------------------------------------------------------------------------------------------------------

  On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund," a closed-end fund), which had an inception date of June 12, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund. The inception date of the Index was January 16, 2007. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date through period end (June 30, 2016) were 25.11% and 25.12% at NAV and Market Value, respectively. That compares to an Index return of 35.15% for that same period. The average annual total returns for the period from the reorganization date (June 15, 2007) through period end (June 30, 2016) were 2.51% and 2.51% at NAV and Market Value, respectively. That compares to an Index return of 3.39% for the same period.

  NAV and Market Value returns assume that all distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to June 15, 2007, NAV and Market Value returns assumed that all distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE MKT) closing market price of the Predecessor FVL Fund.

  * Performance data is not available for all the periods shown in the table for the index because performance data does not exist for each of the entire periods.

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       19.89%
Health Care                                  18.69
Industrials                                  15.36
Consumer Staples                             13.52
Utilities                                    10.98
Financials                                    7.37
Consumer Discretionary                        6.00
Materials                                     5.08
Telecommunication Services                    2.09
Energy                                        1.02
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
National Beverage Corp.                       2.08%
Edwards Lifesciences Corp.                    1.38
Southwest Gas Corp.                           1.19
Digital Realty Trust, Inc.                    1.19
Reynolds American, Inc.                       1.19
Spire, Inc.                                   1.16
Teleflex, Inc.                                1.14
Universal Electronics, Inc.                   1.14
CSG Systems International, Inc.               1.14
Zimmer Biomet Holdings, Inc.                  1.13
                                            -------
   Total                                     12.74%
                                            =======

Value Line is a registered trademark of Value Line, Inc. that is licensed to First Trust on behalf of the Fund. The Fund is not sponsored, recommended, sold, or promoted by Value Line Publishing LLC, Value Line, Inc. or any of their affiliates.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       DECEMBER 31, 2005 - JUNE 30, 2016

                First Trust
             Value Line(R) 100       Russell 3000(R)
           Exchange-Traded Fund           Index
12/05            $10,000                 $10,000
06/06             10,216                  10,323
12/06             10,460                  11,571
06/07             11,682                  12,394
12/07             12,543                  12,166
06/08             11,472                  10,822
12/08              6,486                   7,627
06/09              6,234                   7,946
12/09              7,312                   9,787
06/10              7,249                   9,195
12/10              9,469                  11,444
06/11             10,006                  12,171
12/11              8,719                  11,561
06/12              8,962                  12,638
12/12              9,462                  13,459
06/13             10,872                  15,351
12/13             13,194                  17,975
06/14             14,622                  19,223
12/14             14,691                  20,233
06/15             15,080                  20,626
12/15             14,231                  20,330
06/16             14,721                  21,066

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2011 through June 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             137              2             0             0
01/01/12 - 12/31/12              73              0             0             0
01/01/13 - 12/31/13             100              0             0             0
01/01/14 - 12/31/14             165              0             0             0
01/01/15 - 12/31/15             130              0             0             0
01/01/16 - 06/30/16              51              1             0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             111              2             0             0
01/01/12 - 12/31/12             177              0             0             0
01/01/13 - 12/31/13             152              0             0             0
01/01/14 - 12/31/14              87              0             0             0
01/01/15 - 12/31/15             122              0             0             0
01/01/16 - 06/30/16              73              0             0             0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2016 (UNAUDITED)

As a shareholder of First Trust Dow Jones Select MicroCap Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust US IPO Index Fund, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund, First Trust Capital Strength ETF, First Trust Value Line(R) Dividend Index Fund or First Trust Value Line(R) 100 Exchange-Traded Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                  JANUARY 1, 2016      JUNE 30, 2016       PERIOD (A)          PERIOD (B)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST DOW JONES SELECT MICROCAP INDEX
   FUND (FDM)
Actual                                              $1,000.00           $1,025.00               0.60%              $3.02
Hypothetical (5% return before expenses)            $1,000.00           $1,021.88               0.60%              $3.02

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX
   FUND (FDL)
Actual                                              $1,000.00           $1,147.20               0.45%              $2.40
Hypothetical (5% return before expenses)            $1,000.00           $1,022.63               0.45%              $2.26

FIRST TRUST US IPO INDEX FUND (FPX)
Actual                                              $1,000.00           $  993.50               0.60%              $2.97
Hypothetical (5% return before expenses)            $1,000.00           $1,021.88               0.60%              $3.02

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX
   FUND (FBT)
Actual                                              $1,000.00           $  791.80               0.57%              $2.54
Hypothetical (5% return before expenses)            $1,000.00           $1,022.03               0.57%              $2.87

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
Actual                                              $1,000.00           $  966.20               0.54%              $2.64
Hypothetical (5% return before expenses)            $1,000.00           $1,022.18               0.54%              $2.72

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
Actual                                              $1,000.00           $1,053.40               0.65%              $3.32
Hypothetical (5% return before expenses)            $1,000.00           $1,021.63               0.65%              $3.27

FIRST TRUST EXCHANGE-TRADED FUND

JUNE 30, 2016 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                  JANUARY 1, 2016      JUNE 30, 2016       PERIOD (A)          PERIOD (B)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
Actual                                              $1,000.00           $1,140.80               0.70%              $3.73
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED
   FUND (FVL)
Actual                                              $1,000.00           $1,034.40               0.70%              $3.54
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52

(a) These expense ratios reflect an expense cap for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January 1, 2016 through June 30, 2016), multiplied by 182/366 (to reflect the one-half year period).

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 1.1%
       2,509 National Presto Industries, Inc.  $      236,724
       4,521 Sparton Corp. (a)                         98,422
       5,509 Vectrus, Inc. (a)                        156,952
                                               --------------
                                                      492,098
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.3%
       4,438 Park-Ohio Holdings Corp.                 125,507
                                               --------------
             AUTO COMPONENTS -- 2.7%
      10,565 Fox Factory Holding Corp. (a)            183,514
      22,275 Modine Manufacturing Co. (a)             196,020
       4,385 Shiloh Industries, Inc. (a)               31,967
      13,362 Stoneridge, Inc. (a)                     199,628
       1,840 Strattec Security Corp.                   75,017
      11,540 Superior Industries
                International, Inc.                   309,041
      10,923 Tower International, Inc.                224,795
                                               --------------
                                                    1,219,982
                                               --------------
             AUTOMOBILES -- 0.7%
      13,880 Winnebago Industries, Inc.               318,130
                                               --------------
             BANKS -- 20.7%
       3,439 Access National Corp.                     67,095
       6,696 Arrow Financial Corp.                    202,822
      25,350 Banc of California, Inc.                 458,835
       2,841 Bank of Marin Bancorp                    137,419
       3,109 Bar Harbor Bankshares                    109,126
       5,136 Bridge Bancorp, Inc.                     145,862
       7,981 Bryn Mawr Bank Corp.                     233,045
       3,764 Camden National Corp.                    158,088
      15,782 Cascade Bancorp (a)                       87,432
      24,752 CenterState Banks, Inc.                  389,844
      19,004 CoBiz Financial, Inc.                    222,347
       8,519 Community Trust Bancorp, Inc.            295,269
      10,333 Enterprise Financial Services
                Corp.                                 288,187
       3,678 Farmers Capital Bank Corp.               100,593
      10,254 Fidelity Southern Corp.                  160,680
       7,109 Financial Institutions, Inc.             185,332
       9,640 First Bancorp                            169,471
      16,341 First Busey Corp.                        349,534
       4,086 First Business Financial
                Services, Inc.                         95,898
       7,774 First Community Bancshares, Inc.         174,449
       7,246 First Connecticut Bancorp, Inc.          119,994
       5,750 First Financial Corp.                    210,565
      14,055 Flushing Financial Corp.                 279,413
       1,370 Franklin Financial Network,
                Inc. (a)                               42,963
       7,322 German American Bancorp, Inc.            234,084
       5,020 Great Southern Bancorp, Inc.             185,589
       5,480 Green Bancorp, Inc. (a)                   47,786
       7,873 Guaranty Bancorp                         131,479
      15,474 Heritage Financial Corp.                 272,033
       8,304 HomeTrust Bancshares, Inc. (a)           153,624
       4,515 Horizon Bancorp                          113,507
      10,974 Independent Bank Corp.                   159,233
      19,795 Lakeland Bancorp, Inc.                   225,267
      13,482 Macatawa Bank Corp.                      100,037


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
      11,733 MainSource Financial Group, Inc.  $      258,713
       8,382 Mercantile Bank Corp.                    199,995
       4,926 MidSouth Bancorp, Inc.                    49,457
       3,336 Northrim BanCorp, Inc.                    87,703
       3,959 Old Line Bancshares, Inc.                 71,262
      15,254 Old Second Bancorp, Inc.                 104,185
       9,627 Pacific Continental Corp.                151,240
      10,948 Pacific Premier Bancorp, Inc. (a)        262,752
      25,619 Park Sterling Corp.                      181,639
       7,330 Peapack-Gladstone Financial Corp.        135,678
       9,372 Peoples Bancorp, Inc.                    204,216
       6,056 QCR Holdings, Inc.                       164,663
       4,526 Republic Bancorp, Inc., Class A          125,053
      13,113 Seacoast Banking Corp. of
                Florida (a)                           212,955
       5,551 Sierra Bancorp                            92,646
      10,231 TriCo Bancshares                         282,376
      11,249 TriState Capital Holdings,
                Inc. (a)                              154,449
       7,945 Triumph Bancorp, Inc. (a)                127,120
      10,390 Univest Corp. of Pennsylvania            218,398
                                               --------------
                                                    9,391,402
                                               --------------
             BEVERAGES -- 0.6%
       6,546 MGP Ingredients, Inc.                    250,254
                                               --------------
             BUILDING PRODUCTS -- 1.6%
      15,350 Gibraltar Industries, Inc. (a)           484,599
       9,017 Insteel Industries, Inc.                 257,796
                                               --------------
                                                      742,395
                                               --------------
             CAPITAL MARKETS -- 1.4%
       7,765 INTL FCStone, Inc. (a)                   211,907
       7,605 Manning & Napier, Inc.                    72,247
       5,173 Oppenheimer Holdings, Inc.,
                Class A                                79,975
       7,310 Piper Jaffray Cos. (a)                   275,587
                                               --------------
                                                      639,716
                                               --------------
             CHEMICALS -- 2.8%
       3,699 Core Molding Technologies,
                Inc. (a)                               50,491
      11,734 FutureFuel Corp.                         127,666
       4,904 Hawkins, Inc.                            212,883
       3,875 KMG Chemicals, Inc.                      100,711
      23,238 OMNOVA Solutions, Inc. (a)               168,476
      22,338 Rayonier Advanced Materials, Inc.        303,573
       9,990 Trecora Resources (a)                    104,196
      12,808 Tredegar Corp.                           206,465
                                               --------------
                                                    1,274,461
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 2.0%
      13,455 Ennis, Inc.                              258,067
      19,815 InnerWorkings, Inc. (a)                  163,870
      16,430 Kimball International, Inc.,
                Class B                               186,973
       9,346 SP Plus Corp. (a)                        211,033
      14,593 TRC Cos., Inc. (a)                        92,228
                                               --------------
                                                      912,171
                                               --------------


                        See Notes to Financial Statements                Page 23

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             COMMUNICATIONS EQUIPMENT
                -- 1.2%
       4,552 Bel Fuse, Inc., Class B           $       80,935
      18,866 CalAmp Corp. (a)                         279,405
      12,029 Comtech Telecommunications Corp.         154,452
       3,117 TESSCO Technologies, Inc.                 43,295
                                               --------------
                                                      558,087
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 1.3%
       6,518 Argan, Inc.                              271,931
       9,407 MYR Group, Inc. (a)                      226,521
      14,091 Orion Group Holdings, Inc. (a)            74,823
                                               --------------
                                                      573,275
                                               --------------
             CONSUMER FINANCE -- 0.6%
       9,197 Consumer Portfolio Services,
                Inc. (a)                               34,673
      13,862 Enova International, Inc. (a)            102,024
       6,046 Nicholas Financial, Inc. (a)              62,153
       5,077 Regional Management Corp. (a)             74,429
                                               --------------
                                                      273,279
                                               --------------
             CONTAINERS & PACKAGING -- 0.9%
       2,056 AEP Industries, Inc.                     165,426
      11,312 Myers Industries, Inc.                   162,893
       3,227 UFP Technologies, Inc. (a)                72,736
                                               --------------
                                                      401,055
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 1.8%
       8,840 Bridgepoint Education, Inc. (a)           64,002
       7,712 Carriage Services, Inc.                  182,620
       3,628 Collectors Universe, Inc.                 71,653
      16,541 K12, Inc. (a)                            206,597
       5,757 Strayer Education, Inc. (a)              282,841
      10,932 Universal Technical Institute,
                Inc.                                   24,706
                                               --------------
                                                      832,419
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.3%
      12,253 GAIN Capital Holdings, Inc.               77,439
       4,579 Marlin Business Services Corp.            74,638
                                               --------------
                                                      152,077
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.6%
       5,942 Hawaiian Telcom Holdco, Inc. (a)         125,911
       8,599 IDT Corp., Class B                       122,020
      17,590 Inteliquent, Inc.                        349,865
      12,017 Lumos Networks Corp. (a)                 145,406
                                               --------------
                                                      743,202
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.2%
       3,203 Allied Motion Technologies, Inc.          74,502
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 3.6%
      16,908 CTS Corp.                                302,991
      19,974 Daktronics, Inc.                         124,838
       9,116 Electro Rent Corp.                       140,478


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS (CONTINUED)
       2,889 ePlus, Inc. (a)                   $      236,291
      11,029 Kimball Electronics, Inc. (a)            137,311
      16,213 Novanta, Inc. (a)                        245,627
      10,444 Park Electrochemical Corp.               151,751
       9,301 PC Connection, Inc.                      221,364
       6,272 Vishay Precision Group, Inc. (a)          84,170
                                               --------------
                                                    1,644,821
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 1.7%
      16,622 Hornbeck Offshore Services,
                Inc. (a)                              138,628
       6,639 Natural Gas Services Group,
                Inc. (a)                              152,033
      43,412 Newpark Resources, Inc. (a)              251,355
      63,990 Parker Drilling Co. (a)                  146,537
       3,404 PHI, Inc. (a)                             60,864
                                               --------------
                                                      749,417
                                               --------------
             FOOD & STAPLES RETAILING -- 0.6%
       9,606 Chefs' Warehouse (The), Inc. (a)         153,696
       3,598 Village Super Market, Inc.,
                Class A                               103,946
                                               --------------
                                                      257,642
                                               --------------
             FOOD PRODUCTS -- 1.7%
       1,415 Alico, Inc.                               42,804
       2,943 Farmer Bros. Co. (a)                      94,353
      10,123 Inventure Foods, Inc. (a)                 79,061
       4,443 John B. Sanfilippo & Son, Inc.           189,405
      13,973 Landec Corp. (a)                         150,349
      11,485 Omega Protein Corp. (a)                  229,585
                                               --------------
                                                      785,557
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 0.3%
       5,311 Exactech, Inc. (a)                       142,016
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.1%
       3,545 Addus HomeCare Corp. (a)                  61,789
       4,498 Almost Family, Inc. (a)                  191,660
       5,254 CorVel Corp. (a)                         226,868
      23,236 Five Star Quality Care, Inc. (a)          54,372
       4,957 Landauer, Inc.                           204,030
      12,223 Triple-S Management Corp.,
                Class B (a)                           298,608
       6,453 U.S. Physical Therapy, Inc.              388,535
                                               --------------
                                                    1,425,862
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.5%
       5,515 Computer Programs and Systems,
                Inc.                                  220,159
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.8%
       6,902 Bravo Brio Restaurant Group,
                Inc. (a)                               56,527
      12,139 Del Frisco's Restaurant Group,
                Inc. (a)                              173,830
       9,696 Marcus (The) Corp.                       204,586


Page 24                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HOTELS, RESTAURANTS & LEISURE
                (CONTINUED)
       5,603 Monarch Casino & Resort, Inc. (a) $      123,098
      17,417 Ruth's Hospitality Group, Inc.           277,801
                                               --------------
                                                      835,842
                                               --------------
             HOUSEHOLD DURABLES -- 2.9%
       5,229 Bassett Furniture Industries,
                Inc.                                  125,182
       4,285 Cavco Industries, Inc. (a)               401,505
       7,188 Century Communities, Inc. (a)            124,640
       3,201 Flexsteel Industries, Inc.               126,824
       5,953 Hooker Furniture Corp.                   127,930
       7,592 LGI Homes, Inc. (a)                      242,488
       6,947 New Home Co., (The), Inc. (a)             66,274
      14,511 ZAGG, Inc. (a)                            76,183
                                               --------------
                                                    1,291,026
                                               --------------
             HOUSEHOLD PRODUCTS -- 1.2%
      17,106 Central Garden & Pet Co.,
                Class A (a)                           371,371
       4,667 Orchids Paper Products Co.               166,005
                                               --------------
                                                      537,376
                                               --------------
             INSURANCE -- 0.9%
       6,494 Federated National Holding Co.           123,646
       4,497 HCI Group, Inc.                          122,678
      15,649 State National Cos., Inc.                164,784
                                               --------------
                                                      411,108
                                               --------------
             INTERNET & CATALOG RETAIL -- 0.4%
      10,417 PetMed Express, Inc.                     195,423
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 0.5%
      21,410 DHI Group, Inc. (a)                      133,384
      12,687 Liquidity Services, Inc. (a)              99,466
                                               --------------
                                                      232,850
                                               --------------
             IT SERVICES -- 1.8%
      12,593 Hackett Group (The), Inc.                174,665
      14,425 Information Services Group,
                Inc. (a)                               54,094
      29,249 Lionbridge Technologies, Inc. (a)        115,534
      18,634 Perficient, Inc. (a)                     378,456
      22,405 Planet Payment, Inc. (a)                 100,598
                                               --------------
                                                      823,347
                                               --------------
             LEISURE PRODUCTS -- 0.4%
       7,397 JAKKS Pacific, Inc. (a)                   58,510
       9,248 Malibu Boats, Inc., Class A (a)          111,716
                                               --------------
                                                      170,226
                                               --------------
             MACHINERY -- 5.2%
       4,841 Alamo Group, Inc.                        319,361
      10,378 Columbus McKinnon Corp.                  146,849
      13,908 Commercial Vehicle Group, Inc. (a)        72,322
      11,614 Douglas Dynamics, Inc.                   298,828
      11,088 Global Brass & Copper Holdings,
                Inc.                                  302,591
       5,062 Graham Corp.                              93,242
       3,388 Hurco Cos., Inc.                          94,288
       5,602 Kadant, Inc.                             288,559


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MACHINERY (CONTINUED)
       8,840 Lydall, Inc. (a)                  $      340,870
       5,856 Miller Industries, Inc.                  120,575
      13,928 NN, Inc.                                 194,853
       4,979 Twin Disc, Inc.                           53,474
       5,778 Xerium Technologies, Inc. (a)             36,864
                                               --------------
                                                    2,362,676
                                               --------------
             MEDIA -- 0.7%
      12,756 Entercom Communications Corp.,
                Class A                               173,099
      26,740 Lee Enterprises, Inc. (a)                 51,074
       8,270 Reading International, Inc.,
                Class A (a)                           103,292
                                               --------------
                                                      327,465
                                               --------------
             METALS & MINING -- 1.0%
       6,442 Haynes International, Inc.               206,659
      10,339 Materion Corp.                           255,994
                                               --------------
                                                      462,653
                                               --------------
             MULTI-UTILITIES -- 0.6%
       6,810 Unitil Corp.                             290,583
                                               --------------
             PERSONAL PRODUCTS -- 0.6%
       4,830 Medifast, Inc.                           160,694
       3,434 Natural Health Trends Corp. (b)           96,804
       8,800 Synutra International, Inc. (a)           33,528
                                               --------------
                                                      291,026
                                               --------------
             PHARMACEUTICALS -- 0.7%
      25,759 SciClone Pharmaceuticals, Inc. (a)       336,412
                                               --------------
             PROFESSIONAL SERVICES -- 3.1%
      25,514 CBIZ, Inc. (a)                           265,601
       4,628 CRA International, Inc. (a)              116,718
       6,715 Franklin Covey Co. (a)                   102,941
       8,645 GP Strategies Corp. (a)                  187,510
       9,000 Heidrick & Struggles
                International, Inc.                   151,920
      15,349 Kelly Services, Inc., Class A            291,170
      18,973 Resources Connection, Inc.               280,421
                                               --------------
                                                    1,396,281
                                               --------------
             REAL ESTATE INVESTMENT TRUSTS
                -- 7.4%
      14,540 AG Mortgage Investment Trust,
                Inc.                                  209,958
      16,462 Apollo Residential Mortgage, Inc.        220,591
      21,480 Arbor Realty Trust, Inc.                 154,441
      14,698 Ares Commercial Real Estate Corp.        180,639
      16,160 Armada Hoffler Properties, Inc.          222,038
      96,892 Chimera Investment Corp.               1,521,204
       3,388 Ellington Residential Mortgage
                REIT                                   44,247
      22,727 Hersha Hospitality Trust                 389,768
      16,101 Resource Capital Corp.                   207,059
      21,636 Western Asset Mortgage Capital
                Corp.                                 203,162
                                               --------------
                                                    3,353,107
                                               --------------


                        See Notes to Financial Statements                Page 25

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.8%
       9,107 RE/MAX Holdings, Inc., Class A    $      366,648
                                               --------------
             ROAD & RAIL -- 1.2%
      14,252 Celadon Group, Inc.                      116,439
       6,291 Covenant Transportation Group,
                Inc., Class A (a)                     113,678
      11,881 Marten Transport Ltd.                    235,244
       1,388 P.A.M. Transportation Services,
                Inc. (a)                               22,055
       4,106 Universal Logistics Holdings,
                Inc.                                   52,968
                                               --------------
                                                      540,384
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 1.9%
      13,037 Cohu, Inc.                               141,451
      12,861 IXYS Corp.                               131,825
      34,725 Photronics, Inc. (a)                     309,400
      16,826 Ultra Clean Holdings, Inc. (a)            95,740
      27,622 Xcerra Corp. (a)                         158,827
                                               --------------
                                                      837,243
                                               --------------
             SOFTWARE -- 0.6%
      13,553 American Software, Inc., Class A         142,035
       4,671 QAD, Inc., Class A                        90,010
       3,537 Zedge, Inc., Class B (a)                  16,235
                                               --------------
                                                      248,280
                                               --------------
             SPECIALTY RETAIL -- 2.4%
       9,477 Big 5 Sporting Goods Corp.                87,852
       7,511 Build-A-Bear Workshop, Inc. (a)          100,798
       7,694 Citi Trends, Inc.                        119,488
      10,383 Haverty Furniture Cos., Inc.             187,205
       7,413 Kirkland's, Inc. (a)                     108,823
       7,352 Shoe Carnival, Inc.                      184,241
      16,330 Sportsman's Warehouse Holdings,
                Inc. (a)                              131,620
      13,970 Stage Stores, Inc.                        68,173
      15,319 Stein Mart, Inc.                         118,263
                                               --------------
                                                    1,106,463
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 1.7%
       4,805 Culp, Inc.                               132,762
       8,447 Movado Group, Inc.                       183,131
       6,032 Perry Ellis International,
                Inc. (a)                              121,364
       3,603 Rocky Brands, Inc.                        41,146
       4,362 Superior Uniform Group, Inc.              83,271
       7,734 Unifi, Inc. (a)                          210,597
                                               --------------
                                                      772,271
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 4.9%
      21,864 Bank Mutual Corp.                        167,915
      15,911 Dime Community Bancshares, Inc.          270,646
       4,604 Federal Agricultural Mortgage
                Corp., Class C                        160,311
       4,626 First Defiance Financial Corp.           179,720
      10,879 HomeStreet, Inc. (a)                     216,710


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE
                (CONTINUED)
       4,263 Impac Mortgage Holdings,
                Inc. (a) (b)                   $       66,844
       3,555 Meta Financial Group, Inc.               181,163
      10,463 OceanFirst Financial Corp.               190,113
       4,144 Territorial Bancorp, Inc.                109,692
      49,288 TrustCo Bank Corp. NY                    315,936
      24,489 United Community Financial Corp.         148,893
      12,933 Waterstone Financial, Inc.               198,263
                                               --------------
                                                    2,206,206
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.9%
      24,006 BMC Stock Holdings, Inc. (a)             427,787
       6,554 DXP Enterprises, Inc. (a)                 97,851
      16,290 H&E Equipment Services, Inc.             309,999
       8,573 Houston Wire & Cable Co.                  45,008
                                               --------------
                                                      880,645
                                               --------------
             WATER UTILITIES -- 1.6%
       8,382 Middlesex Water Co.                      363,611
       8,645 SJW Corp.                                340,440
                                               --------------
                                                      704,051
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.5%
      10,635 Spok Holdings, Inc.                      203,820
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%         45,382,898
             (Cost $44,356,900)                --------------

             MONEY MARKET FUNDS -- 0.0%
      31,619 Goldman Sachs Financial
                Square Treasury Obligations
                Fund - Institutional Class -
                0.26% (c) (d)                          31,619
             (Cost $31,619)                    --------------

PRINCIPAL
  VALUE      DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.2%
$     18,908 JPMorgan Chase & Co., 0.30% (c),
                dated 06/30/16, due 07/01/16,
                with a maturity value of
                $18,909. Collateralized by
                U.S. Treasury Notes, interest
                rates of 2.000% to 2.625%,
                due 11/15/20 to 11/30/20.
                The value of the collateral
                including accrued interest is
                $19,323. (d)                           18,908


Page 26                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

PRINCIPAL
  VALUE      DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS (CONTINUED)
$     71,113 RBC Capital Markets LLC,
                0.35% (c), dated 06/30/16,
                due 07/01/16, with a maturity
                value of $71,114.
                Collateralized by U.S.
                Treasury Notes, interest rate
                of 1.500%, due 08/31/18 to
                05/31/20. The value of the
                collateral including accrued
                interest is $72,721. (d)       $       71,113
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 0.2%                                90,021
             (Cost $90,021)                    --------------

             TOTAL INVESTMENTS -- 100.2%           45,504,538
             (Cost $44,478,540) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.2)%               (111,353)
                                               --------------
             NET ASSETS -- 100.0%              $   45,393,185
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $119,083 and the total value of the collateral held by the Fund is $121,640.

(c)   Interest rate shown reflects yield as of June 30, 2016.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,893,139 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,867,141.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        LEVEL 1          LEVEL 2         LEVEL 3
                      -----------------------------------------------
Common Stocks*        $45,382,898      $       --       $      --
Money Market
   Funds                   31,619              --              --
Repurchase
   Agreements                  --          90,021              --
                      -----------------------------------------------
Total Investments     $45,414,517      $   90,021       $      --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $      119,083
Non-cash Collateral(2)                               (119,083)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:


REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $       90,021
Non-cash Collateral(4)                                (90,021)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Repurchase agreements, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2016, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 27

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 2.3%
     278,756 Boeing (The) Co.                  $   36,202,042
                                               --------------
             BANKS -- 0.9%
     106,835 F.N.B. Corp.                           1,339,711
      39,489 Hancock Holding Co.                    1,031,058
      75,069 Old National Bancorp                     940,614
      78,374 PacWest Bancorp                        3,117,718
       7,224 Park National Corp.                      663,019
     188,915 People's United Financial, Inc.        2,769,494
      35,721 Trustmark Corp.                          887,667
     126,018 Umpqua Holdings Corp.                  1,949,498
      31,154 United Bankshares, Inc.                1,168,586
                                               --------------
                                                   13,867,365
                                               --------------
             CAPITAL MARKETS -- 0.5%
     224,287 Invesco Ltd.                           5,728,290
     101,347 Waddell & Reed Financial, Inc.,
                Class A                             1,745,195
                                               --------------
                                                    7,473,485
                                               --------------
             CHEMICALS -- 3.0%
     127,804 CF Industries Holdings, Inc.           3,080,077
     546,554 Dow Chemical (The) Co.                27,169,199
      84,860 Huntsman Corp.                         1,141,367
     200,156 LyondellBasell Industries N.V.,
                Class A                            14,895,610
      78,667 Olin Corp.                             1,954,088
                                               --------------
                                                   48,240,341
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 0.2%
     184,084 R.R. Donnelley & Sons Co.              3,114,701
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 4.6%
   2,549,184 Cisco Systems, Inc.                   73,136,089
                                               --------------
             CONTAINERS & PACKAGING -- 0.9%
     232,978 International Paper Co.                9,873,608
     132,961 WestRock Co.                           5,168,194
                                               --------------
                                                   15,041,802
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.2%
     121,342 H&R Block, Inc.                        2,790,866
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 19.7%
   3,918,146 AT&T, Inc.                           169,303,089
   2,539,287 Verizon Communications, Inc.         141,793,786
                                               --------------
                                                  311,096,875
                                               --------------
             ELECTRIC UTILITIES -- 8.2%
      22,652 ALLETE, Inc.                           1,463,999
     236,082 American Electric Power Co., Inc.     16,546,987
     400,993 Duke Energy Corp.                     34,401,190
     109,784 Entergy Corp.                          8,930,928
      78,553 Great Plains Energy, Inc.              2,388,011
      57,241 Hawaiian Electric Industries,
                Inc.                                1,876,932
     100,113 OGE Energy Corp.                       3,278,701


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ELECTRIC UTILITIES (CONTINUED)
      51,917 Pinnacle West Capital Corp.       $    4,208,392
     375,921 PPL Corp.                             14,191,018
     592,719 Southern (The) Co.                    31,787,520
     232,634 Xcel Energy, Inc.                     10,417,351
                                               --------------
                                                  129,491,029
                                               --------------
             ELECTRICAL EQUIPMENT -- 2.0%
     234,861 Eaton Corp. PLC                       14,028,248
     322,532 Emerson Electric Co.                  16,823,269
                                               --------------
                                                   30,851,517
                                               --------------
             FOOD PRODUCTS -- 0.1%
      32,694 B&G Foods, Inc.                        1,575,851
      18,337 Cal-Maine Foods, Inc.                    812,696
                                               --------------
                                                    2,388,547
                                               --------------
             GAS UTILITIES -- 0.3%
      12,532 Northwest Natural Gas Co.                812,324
      87,571 Questar Corp.                          2,221,676
      39,703 South Jersey Industries, Inc.          1,255,409
                                               --------------
                                                    4,289,409
                                               --------------
             HOUSEHOLD DURABLES -- 0.4%
      78,624 Garmin Ltd.                            3,335,230
      22,698 M.D.C. Holdings, Inc.                    552,469
      33,295 Tupperware Brands Corp.                1,873,843
                                               --------------
                                                    5,761,542
                                               --------------
             HOUSEHOLD PRODUCTS -- 6.6%
   1,224,802 Procter & Gamble (The) Co.           103,703,985
                                               --------------
             INSURANCE -- 3.0%
     559,462 MetLife, Inc.                         22,283,371
     136,319 Old Republic International Corp.       2,629,594
     132,936 Principal Financial Group, Inc.        5,464,999
     228,811 Prudential Financial, Inc.            16,323,377
                                               --------------
                                                   46,701,341
                                               --------------
             IT SERVICES -- 4.7%
     456,062 International Business Machines
                Corp.                              69,221,090
     225,782 Western Union (The) Co.                4,330,499
                                               --------------
                                                   73,551,589
                                               --------------
             MACHINERY -- 2.1%
     326,944 Caterpillar, Inc.                     24,785,625
      73,817 Cummins, Inc.                          8,299,984
      35,713 Kennametal, Inc.                         789,614
                                               --------------
                                                   33,875,223
                                               --------------
             COMMON STOCKS (CONTINUED)
             MEDIA -- 0.6%
      20,233 Meredith Corp.                         1,050,295
      41,886 Regal Entertainment Group,
                Class A                               923,167
       4,863 Viacom, Inc., Class A                    225,741
     176,698 Viacom, Inc., Class B                  7,327,666
                                               --------------
                                                    9,526,869
                                               --------------
             METALS & MINING -- 0.1%
      16,668 Compass Minerals International,
                Inc.                                1,236,599
                                               --------------


Page 28                 See Notes to Financial Statements

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MULTILINE RETAIL -- 0.9%
     136,767 Kohl's Corp.                      $    5,186,205
     184,076 Macy's, Inc.                           6,186,794
      66,504 Nordstrom, Inc.                        2,530,477
                                               --------------
                                                   13,903,476
                                               --------------
             MULTI-UTILITIES -- 5.2%
     117,906 Ameren Corp.                           6,317,403
      29,343 Avista Corp.                           1,314,566
     270,791 CenterPoint Energy, Inc.               6,498,984
     153,525 Consolidated Edison, Inc.             12,349,551
     335,878 Dominion Resources, Inc.              26,174,973
      88,780 MDU Resources Group, Inc.              2,130,720
      22,875 NorthWestern Corp.                     1,442,726
     266,037 Public Service Enterprise Group,
                Inc.                               12,399,985
      65,931 SCANA Corp.                            4,988,339
     143,962 WEC Energy Group, Inc.                 9,400,719
                                               --------------
                                                   83,017,966
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 1.1%
     123,056 HollyFrontier Corp.                    2,925,041
     294,389 Valero Energy Corp.                   15,013,839
                                               --------------
                                                   17,938,880
                                               --------------
             PAPER & FOREST PRODUCTS -- 0.1%
      36,202 Domtar Corp.                           1,267,432
                                               --------------
             PERSONAL PRODUCTS -- 0.1%
      27,079 Nu Skin Enterprises, Inc.,
                Class A                             1,250,779
                                               --------------
             PHARMACEUTICALS -- 11.1%
   1,255,246 Merck & Co., Inc.                     72,314,722
   2,931,949 Pfizer, Inc.                         103,233,924
                                               --------------
                                                  175,548,646
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 7.3%
   2,186,850 Intel Corp.                           71,728,680
      65,533 Intersil Corp., Class A                  887,317
     804,930 QUALCOMM, Inc.                        43,120,100
                                               --------------
                                                  115,736,097
                                               --------------
             SPECIALTY RETAIL -- 1.3%
      40,373 Abercrombie & Fitch Co., Class A         719,043
     142,723 Best Buy Co., Inc.                     4,367,324
      15,410 Buckle (The), Inc.                       400,506
     151,746 Gap (The), Inc.                        3,220,050
     123,607 L Brands, Inc.                         8,297,738
     494,986 Staples, Inc.                          4,266,779
                                               --------------
                                                   21,271,440
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.8%
      39,862 Diebold, Inc.                            989,773
     868,700 HP, Inc.                              10,902,185
                                               --------------
                                                   11,891,958
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.3%
     135,904 Coach, Inc.                       $    5,536,729
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.1%
      58,520 Northwest Bancshares, Inc.               867,851
      29,784 Provident Financial Services,
                Inc.                                  584,958
                                               --------------
                                                   1,452,809
                                               --------------
             TOBACCO -- 11.2%
     956,863 Altria Group, Inc.                    65,985,273
     883,596 Philip Morris International, Inc.     89,879,385
     390,404 Reynolds American, Inc.               21,054,488
      12,264 Universal Corp.                          708,123
                                               --------------
                                                  177,627,269
                                               --------------
             TRADING COMPANIES &
                DISTRIBUTORS -- 0.1%
      37,863 Aircastle Ltd.                           740,600
      19,145 GATX Corp.                               841,806
                                               --------------
                                                    1,582,406
                                               --------------

             TOTAL INVESTMENTS -- 100.0%        1,580,367,103
             (Cost $1,450,601,875) (a)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                   601,057
                                               --------------
             NET ASSETS -- 100.0%              $1,580,968,160
                                               ==============

(a) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $137,961,189 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,195,961.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        LEVEL 1           LEVEL 2         LEVEL 3
                      -----------------------------------------------
Common Stocks*        $1,580,367,103     $      --       $      --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.


                        See Notes to Financial Statements                Page 29

FIRST TRUST US IPO INDEX FUND (FPX)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AUTOMOBILES -- 1.0%
     886,988 Fiat Chrysler Automobiles
                N.V. (a)                       $    5,428,366
                                               --------------
             BANKS -- 2.0%
     276,335 Citizens Financial Group, Inc.         5,521,173
      77,845 First Republic Bank                    5,448,372
                                               --------------
                                                   10,969,545
                                               --------------
             BIOTECHNOLOGY -- 14.8%
     844,894 AbbVie, Inc.                          52,307,388
      55,131 Juno Therapeutics, Inc. (a) (b)        2,119,236
     156,469 Shire PLC, ADR                        28,802,813
                                               --------------
                                                   83,229,437
                                               --------------
             BUILDING PRODUCTS -- 1.5%
      50,011 Allegion PLC                           3,472,264
      80,122 Fortune Brands Home & Security,
                Inc.                                4,644,672
                                               --------------
                                                    8,116,936
                                               --------------
             CHEMICALS -- 0.6%
     124,737 Axalta Coating Systems Ltd. (b)        3,309,273
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.7%
     100,239 CommScope Holding Co., Inc. (b)        3,110,416
      30,968 Lumentum Holdings, Inc. (b)              749,426
      46,808 Palo Alto Networks, Inc. (b)           5,740,533
                                               --------------
                                                    9,600,375
                                               --------------
             CONSTRUCTION MATERIALS -- 0.2%
      58,969 Summit Materials, Inc.,
                Class A (b)                         1,206,506
                                               --------------
             CONSUMER FINANCE -- 2.7%
     252,705 Ally Financial, Inc. (b)               4,313,675
     435,633 Synchrony Financial (b)               11,012,802
                                               --------------
                                                   15,326,477
                                               --------------
             CONTAINERS & PACKAGING -- 0.4%
      63,158 Berry Plastics Group, Inc. (b)         2,453,688
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.9%
      31,186 Bright Horizons Family Solutions,
                Inc. (b)                            2,067,944
      70,910 ServiceMaster Global Holdings,
                Inc. (b)                            2,822,218
                                               --------------
                                                    4,890,162
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.7%
      50,339 Bats Global Markets, Inc. (b)          1,293,209
     106,546 Voya Financial, Inc.                   2,638,079
                                               --------------
                                                    3,931,288
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.6%
     126,538 Zayo Group Holdings, Inc. (b)          3,534,206
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.3%
      86,513 CDW Corp.                              3,467,441
     113,853 Fitbit, Inc., Class A (a) (b)          1,391,284


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS (CONTINUED)
      88,925 Keysight Technologies, Inc. (b)   $    2,586,828
                                               --------------
                                                    7,445,553
                                               --------------
             FOOD & STAPLES RETAILING -- 0.7%
      53,606 Performance Food Group Co. (b)         1,442,537
     111,598 US Foods Holding Corp. (b)             2,705,136
                                               --------------
                                                    4,147,673
                                               --------------
             FOOD PRODUCTS -- 12.3%
     102,513 Blue Buffalo Pet Products,
                Inc. (a) (b)                        2,392,653
     635,205 Kraft Heinz (The) Co.                 56,202,938
      61,030 Pinnacle Foods, Inc.                   2,825,079
      36,143 Post Holdings, Inc. (b)                2,988,665
      92,421 WhiteWave Foods (The) Co. (b)          4,338,242
                                               --------------
                                                   68,747,577
                                               --------------
             GAS UTILITIES -- 0.3%
      27,248 ONE Gas, Inc.                          1,814,444
                                               --------------
             HEALTH CARE EQUIPMENT
                & SUPPLIES -- 0.2%
      14,795 Nevro Corp. (b)                        1,091,279
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.4%
      74,016 Premier, Inc., Class A (b)             2,420,323
                                               --------------
             HEALTH CARE TECHNOLOGY -- 1.2%
     172,325 IMS Health Holdings, Inc. (b)          4,370,162
      70,400 Veeva Systems, Inc., Class A (b)       2,402,048
                                               --------------
                                                    6,772,210
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 6.1%
     126,850 Aramark                                4,239,327
      21,814 Dave & Buster's Entertainment,
                Inc. (b)                            1,020,677
     517,046 Hilton Worldwide Holdings, Inc.       11,649,046
     118,587 Norwegian Cruise Line Holdings
                Ltd. (b)                            4,724,506
      51,492 Planet Fitness, Inc., Class A (b)        972,169
      60,075 Red Rock Resorts, Inc.,
                Class A (b)                         1,320,449
     240,734 Restaurant Brands International,
                Inc. (a)                           10,014,534
                                               --------------
                                                   33,940,708
                                               --------------
             HOUSEHOLD PRODUCTS -- 0.3%
      32,300 Energizer Holdings, Inc.               1,663,127
                                               --------------
             INTERNET & CATALOG RETAIL -- 1.2%
      76,116 TripAdvisor, Inc. (b)                  4,894,259
      44,255 Wayfair, Inc., Class A (a) (b)         1,725,945
                                               --------------
                                                    6,620,204
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 12.4%
     483,828 Facebook, Inc., Class A (b)           55,291,864
      83,879 GoDaddy, Inc., Class A (b)             2,616,186
     130,017 Match Group, Inc. (a) (b)              1,960,006
     366,665 Twitter, Inc. (b)                      6,200,305


Page 30                 See Notes to Financial Statements

FIRST TRUST US IPO INDEX FUND (FPX)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INTERNET SOFTWARE & SERVICES
                (CONTINUED)
      93,579 Zillow Group, Inc., Class C (b)   $    3,395,046
                                               --------------
                                                   69,463,407
                                               --------------
             IT SERVICES -- 8.2%
      80,407 Black Knight Financial Services,
                Inc., Class A (b)                   3,023,303
      85,307 CSRA, Inc.                             1,998,743
     474,087 First Data Corp., Class A (b)          5,248,143
     633,153 PayPal Holdings, Inc. (b)             23,116,416
     144,757 Sabre Corp.                            3,878,040
      23,417 Science Applications International
                Corp.                               1,366,382
     175,158 Square, Inc., Class A (b)              1,585,180
      99,975 Vantiv, Inc., Class A (b)              5,658,585
                                               --------------
                                                   45,874,792
                                               --------------
             LEISURE PRODUCTS -- 0.3%
      31,726 Vista Outdoor, Inc. (b)                1,514,282
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.5%
      28,325 INC Research Holdings, Inc.,
                Class A (b)                         1,080,032
      31,634 PRA Health Sciences, Inc. (b)          1,321,036
      62,513 Quintiles Transnational Holdings,
                Inc. (b)                            4,083,349
      68,683 VWR Corp. (b)                          1,984,939
                                               --------------
                                                    8,469,356
                                               --------------
             MACHINERY -- 1.4%
      88,659 Allison Transmission Holdings,
                Inc.                                2,502,843
      71,640 Manitowoc Foodservice, Inc. (b)        1,262,297
      93,454 Xylem, Inc.                            4,172,721
                                               --------------
                                                    7,937,861
                                               --------------
             MEDIA -- 3.1%
      50,902 AMC Entertainment Holdings, Inc.,
                Class A                             1,405,404
       2,998 Cable One, Inc.                        1,533,207
      60,873 Gannett Co., Inc.                        840,656
      94,857 Liberty Broadband Corp.,
                Class A (b)                         5,634,506
     174,940 Liberty SiriusXM Group,
                Class A (b)                         5,486,119
      12,781 Madison Square Garden (The) Co.,
                Class A (b)                         2,204,850
                                               --------------
                                                   17,104,742
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 2.8%
     158,890 Antero Resources Corp. (b)             4,127,962
     121,038 Cheniere Energy Partners LP
                Holdings LLC                        2,412,288
      37,457 Diamondback Energy, Inc. (b)           3,416,453
     103,437 Parsley Energy, Inc., Class A (b)      2,799,005
      53,683 PBF Energy, Inc., Class A              1,276,582
      53,099 RSP Permian, Inc. (b)                  1,852,624
                                               --------------
                                                   15,884,914
                                               --------------

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             PERSONAL PRODUCTS -- 0.8%
     177,136 Coty, Inc., Class A (a)           $    4,603,765
                                               --------------
             PHARMACEUTICALS -- 2.2%
     259,212 Zoetis, Inc.                          12,302,201
                                               --------------
             PROFESSIONAL SERVICES -- 2.3%
     188,481 Nielsen Holdings PLC                   9,795,358
      95,421 TransUnion (b)                         3,190,878
                                               --------------
                                                   12,986,236
                                               --------------
             REAL ESTATE INVESTMENT TRUSTS
                -- 3.6%
      79,206 Communications Sales & Leasing,
                Inc.                                2,289,053
     105,561 Gaming and Leisure Properties,
                Inc.                                3,639,743
     261,195 MGM Growth Properties LLC,
                Class A                             6,968,683
     250,568 Spirit Realty Capital, Inc.            3,199,753
      79,210 STORE Capital Corp.                    2,332,735
      51,915 Urban Edge Properties                  1,550,182
                                               --------------
                                                   19,980,149
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 2.5%
     180,749 NXP Semiconductors N.V. (b)           14,159,877
                                               --------------
             SOFTWARE -- 2.9%
      81,146 CDK Global, Inc.                       4,502,791
      37,885 Guidewire Software, Inc. (b)           2,339,778
      85,120 ServiceNow, Inc. (b)                   5,651,968
      69,415 Splunk, Inc. (b)                       3,760,905
                                               --------------
                                                   16,255,442
                                               --------------
             SPECIALTY RETAIL -- 1.3%
      37,358 Burlington Stores, Inc. (b)            2,492,152
     108,503 Michaels Cos., (The), Inc. (b)         3,085,825
      20,580 Murphy USA, Inc. (b)                   1,526,213
                                               --------------
                                                    7,104,190
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 2.8%
     868,066 Hewlett Packard Enterprise Co.        15,859,566
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.8%
     104,797 HD Supply Holdings, Inc. (b)           3,649,032
      56,118 NOW, Inc. (b)                          1,017,980
                                               --------------
                                                    4,667,012
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        560,827,149
                                               --------------
             (Cost $523,379,883)

             MONEY MARKET FUNDS -- 0.6%
   3,441,252 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.26% (c) (d)                       3,441,252
             (Cost $3,441,252)                 --------------


                        See Notes to Financial Statements                Page 31

FIRST TRUST US IPO INDEX FUND (FPX)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

PRINCIPAL
  VALUE      DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.7%
$  2,057,918 JPMorgan Chase & Co., 0.30% (c),
                dated 06/30/16, due 07/01/16,
                with a maturity value of
                $2,057,935. Collateralized by
                U.S. Treasury Notes, interest
                rates of 2.000% to 2.625%, due
                11/15/20 to 11/30/20. The
                value of the collateral
                including accrued interest is
                $2,103,040. (d)                $    2,057,918
   7,739,676 RBC Capital Markets LLC,
                0.35% (c), dated 06/30/16,
                due 07/01/16, with a maturity
                value of $7,739,751.
                Collateralized by U.S.
                Treasury Notes, interest rate
                of 1.500%, due 08/31/18 to
                05/31/20. The value of the
                collateral including accrued
                interest is $7,914,696. (d)         7,739,676
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 1.7%                             9,797,594
             (Cost $9,797,594)                 --------------

             TOTAL INVESTMENTS -- 102.3%          574,065,995
             (Cost $536,618,729) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- (2.3)%             (13,087,634)
                                               --------------
             NET ASSETS -- 100.0%              $  560,978,361
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $12,991,750 and the total value of the collateral held by the Fund is $13,238,846.

(b)   Non-income producing security.

(c)   Interest rate shown reflects yield as of June 30, 2016.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $64,413,727 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $26,966,461.

ADR - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1           LEVEL 2         LEVEL 3
                      -----------------------------------------------
Common Stocks*        $560,827,149      $        --       $      --
Money Market
   Funds                 3,441,252               --              --
Repurchase
   Agreements                   --        9,797,594              --
                      -----------------------------------------------
Total Investments     $564,268,401      $ 9,797,594       $      --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.


Page 32                 See Notes to Financial Statements

FIRST TRUST US IPO INDEX FUND (FPX)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   12,991,750
Non-cash Collateral(2)                            (12,991,750)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    9,797,594
Non-cash Collateral(4)                             (9,797,594)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Repurchase agreements, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2016, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 33

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             BIOTECHNOLOGY -- 79.4%
     856,324 ACADIA Pharmaceuticals,
                Inc. (a) (b)                   $   27,796,277
     591,071 Agios Pharmaceuticals,
                Inc. (a) (b)                       24,762,920
     187,369 Alexion Pharmaceuticals, Inc. (b)     21,877,204
     724,267 Alkermes PLC (b)                      31,302,820
     417,247 Alnylam Pharmaceuticals, Inc. (b)     23,153,036
     179,467 Amgen, Inc.                           27,305,904
     106,853 Biogen, Inc. (b)                      25,839,192
     331,093 BioMarin Pharmaceutical, Inc. (b)     25,759,035
     267,506 Celgene Corp. (b)                     26,384,117
     814,558 Cepheid (b)                           25,047,658
     291,964 Gilead Sciences, Inc.                 24,355,637
   1,878,944 Grifols S.A., ADR                     31,321,996
     369,092 Incyte Corp. (b)                      29,519,978
     191,885 Intercept Pharmaceuticals,
                Inc. (a) (b)                       27,378,152
     675,726 Ionis Pharmaceuticals,
                Inc. (a) (b)                       15,737,658
     647,885 Juno Therapeutics, Inc. (a) (b)       24,904,699
     560,977 Medivation, Inc. (b)                  33,826,913
     737,053 Myriad Genetics, Inc. (b)             22,553,822
     617,037 Neurocrine Biosciences, Inc. (b)      28,044,332
   5,248,180 Novavax, Inc. (a) (b)                 38,154,269
      70,730 Regeneron Pharmaceuticals,
                Inc. (b)                           24,701,038
     749,848 Seattle Genetics, Inc. (a) (b)        30,301,358
     248,699 United Therapeutics Corp. (b)         26,342,198
     351,030 Vertex Pharmaceuticals, Inc. (b)      30,195,601
                                               --------------
                                                  646,565,814
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 17.3%
     308,895 Bio-Techne Corp.                      34,834,089
     356,674 Charles River Laboratories
                International, Inc. (b)            29,404,205
     165,166 Illumina, Inc. (b)                    23,186,003
   1,237,457 QIAGEN N.V. (b)                       26,988,937
     409,728 Quintiles Transnational Holdings,
                Inc. (b)                           26,763,433
                                               --------------
                                                  141,176,667
                                               --------------
             PHARMACEUTICALS -- 3.3%
   1,896,629 Nektar Therapeutics (b)               26,989,031
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        814,731,512
             (Cost $1,049,166,947)             --------------

             MONEY MARKET FUNDS -- 3.7%
  30,015,378 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.26% (c) (d)                      30,015,378
             (Cost $30,015,378)                --------------


PRINCIPAL
  VALUE      DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 10.5%
$ 17,949,623 JPMorgan Chase & Co.,
                0.30% (c), dated 06/30/16, due
                07/01/16, with a maturity
                value of $17,949,773.
                Collateralized by U.S.
                Treasury Notes, interest
                rates of 2.000% to 2.625%,
                due 11/15/20 to 11/30/20. The
                value of the collateral
                including accrued interest is
                $18,343,188. (d)               $   17,949,623
  67,507,194 RBC Capital Markets LLC,
                0.35% (c), dated 06/30/16, due
                07/01/16, with a maturity
                value of $67,507,850.
                Collateralized by U.S.
                Treasury Notes, interest rate
                of 1.500%, due 08/31/18 to
                05/31/20. The value of the
                collateral including accrued
                interest is $69,033,762. (d)       67,507,194
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 10.5%                           85,456,817
             (Cost $85,456,817)                --------------

             TOTAL INVESTMENTS -- 114.2%          930,203,707
             (Cost $1,164,639,142) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- (14.2)%           (115,698,742)
                                               --------------
             NET ASSETS -- 100.0%              $  814,504,965
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $110,128,123 and the total value of the collateral held by the Fund is $115,472,195.

(b)   Non-income producing security.

(c)   Interest rate shown reflects yield as of June 30, 2016.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $15,388,588 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $249,824,023.

ADR - American Depositary Receipt


Page 34                 See Notes to Financial Statements

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1            LEVEL 2       LEVEL 3
                      -----------------------------------------------
Common Stocks*        $814,731,512       $        --     $      --
Money Market
   Funds                30,015,378                --            --
Repurchase
   Agreements                   --        85,456,817            --
                      -----------------------------------------------
Total Investments     $844,746,890       $85,456,817     $      --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $  110,128,123
Non-cash Collateral(2)                           (110,128,123)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $   85,456,817
Non-cash Collateral(4)                            (85,456,817)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Repurchase agreements, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2016, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 35

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.1%
             CAPITAL MARKETS -- 4.0%
   2,483,188 E*TRADE Financial Corp. (a)       $   58,330,086
   2,229,235 TD Ameritrade Holding Corp.           63,477,467
                                               --------------
                                                  121,807,553
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 5.0%
     561,003 Arista Networks, Inc. (a) (b)         36,117,373
   2,970,771 Juniper Networks, Inc.                66,812,640
     695,640 NETGEAR, Inc. (a)                     33,070,725
   2,071,274 Sonus Networks, Inc. (a)              17,999,371
                                               --------------
                                                  154,000,109
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.1%
   5,343,846 Vonage Holdings Corp. (a)             32,597,461
                                               --------------
             HEALTH CARE TECHNOLOGY -- 2.7%
   3,028,518 Allscripts Healthcare Solutions,
                Inc. (a)                           38,462,179
   1,329,603 Veeva Systems, Inc., Class A (a)      45,366,054
                                               --------------
                                                   83,828,233
                                               --------------
             INTERNET & CATALOG RETAIL
                -- 20.2%
     430,543 Amazon.com, Inc. (a)                 308,105,182
     774,925 Expedia, Inc.                         82,374,528
   9,156,113 Groupon, Inc. (a) (b)                 29,757,367
   1,480,798 Netflix, Inc. (a)                    135,463,401
     988,464 TripAdvisor, Inc. (a)                 63,558,235
                                               --------------
                                                  619,258,713
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 52.7%
     913,061 2U, Inc. (a) (b)                      26,853,124
   1,362,118 Akamai Technologies, Inc. (a)         76,183,260
     212,050 Alphabet, Inc., Class A (a)          149,183,536
     213,255 Alphabet, Inc., Class C (a)          147,593,785
   1,916,961 Blucora, Inc. (a)                     19,859,716
     882,597 Cornerstone OnDemand, Inc. (a)        33,591,642
     542,897 Demandware, Inc. (a)                  40,662,985
   3,416,565 EarthLink Holdings Corp.              21,866,016
   4,791,582 eBay, Inc. (a)                       112,170,935
   2,297,211 Endurance International Group
                Holdings, Inc. (a) (b)             20,651,927
   2,642,548 Facebook, Inc., Class A (a)          301,990,385
     972,409 GoDaddy, Inc., Class A (a)            30,329,437
     947,650 IAC/InterActiveCorp                   53,352,695
     663,169 j2 Global, Inc.                       41,892,386
     697,801 LinkedIn Corp., Class A (a)          132,058,839
   3,474,953 Pandora Media, Inc. (a) (b)           43,263,165
   1,683,177 Rackspace Hosting, Inc. (a)           35,111,072
   2,564,775 TrueCar, Inc. (a) (b)                 20,133,484
   4,881,971 Twitter, Inc. (a)                     82,554,129
     814,771 VeriSign, Inc. (a) (b)                70,445,101
   1,459,876 Web.com Group, Inc. (a)               26,540,546
   3,486,484 Yahoo!, Inc. (a)                     130,952,339
                                               --------------
                                                1,617,240,504
                                               --------------

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             IT SERVICES -- 4.6%
   3,838,439 PayPal Holdings, Inc. (a)         $  140,141,408
                                               --------------
             SOFTWARE -- 9.8%
     992,803 Citrix Systems, Inc. (a)              79,513,592
     610,470 Ebix, Inc. (b)                        29,241,513
     537,059 NetSuite, Inc. (a) (b)                39,097,895
   1,933,573 salesforce.com, Inc. (a)             153,545,032
                                               --------------
                                                  301,398,032
                                               --------------
             TOTAL COMMON STOCKS
                -- 100.1%                       3,070,272,013
             (Cost $3,135,160,251)             --------------

             MONEY MARKET FUNDS -- 1.1%
  35,078,101 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.26% (c) (d)                      35,078,101
     167,739 Morgan Stanley Institutional
                Liquidity Fund - Treasury
                Portfolio - Institutional
                Class - 0.26% (c)                     167,739
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 1.1%                            35,245,840
             (Cost $35,245,840)                --------------

PRINCIPAL
  VALUE      DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 3.3%
$ 20,977,203 JPMorgan Chase & Co., 0.30% (c),
                dated 06/30/16, due 07/01/16,
                with a maturity value of
                $20,977,378. Collateralized
                by U.S. Treasury Notes,
                interest rates of 2.000% to
                2.625%, due 11/15/20 to
                11/30/20. The value of the
                collateral including accrued
                interest is $21,437,151. (d)       20,977,203
  78,893,697 RBC Capital Markets LLC,
                0.35% (c), dated 06/30/16,
                due 07/01/16, with a maturity
                value of $78,894,464.
                Collateralized by U.S.
                Treasury Notes, interest rate
                of 1.500%, due 08/31/18 to
                05/31/20. The value of the
                collateral including accrued
                interest is $80,677,752. (d)       78,893,697
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 3.3%                            99,870,900
             (Cost $99,870,900)                --------------

             TOTAL INVESTMENTS -- 104.5%        3,205,388,753
             (Cost $3,270,276,991) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- (4.5)%            (137,059,244)
                                               --------------
             NET ASSETS -- 100.0%              $3,068,329,509
                                               ==============


Page 36                 See Notes to Financial Statements

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $133,060,299 and the total value of the collateral held by the Fund is $134,949,001.

(c)   Interest rate shown reflects yield as of June 30, 2016.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $274,325,264 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $339,213,502.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1          LEVEL 2        LEVEL 3
                      -----------------------------------------------
Common Stocks*        $3,070,272,013    $        --      $      --
Money Market
   Funds                  35,245,840             --             --
Repurchase
   Agreements                     --     99,870,900             --
                      -----------------------------------------------
Total Investments     $3,105,517,853    $99,870,900      $      --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $  133,060,299
Non-cash Collateral(2)                           (133,060,299)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $   99,870,900
Non-cash Collateral(4)                            (99,870,900)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Repurchase agreements, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2016, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 37

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 10.6%
      32,772 General Dynamics Corp.            $    4,563,173
      38,541 Honeywell International, Inc.          4,483,089
      19,565 Lockheed Martin Corp.                  4,855,446
      21,884 Northrop Grumman Corp.                 4,864,376
      35,152 Raytheon Co.                           4,778,914
                                               --------------
                                                   23,544,998
                                               --------------
             AIR FREIGHT & LOGISTICS -- 2.0%
      41,860 United Parcel Service, Inc.,
                Class B                             4,509,159
                                               --------------
             BEVERAGES -- 4.0%
      95,834 Coca-Cola (The) Co.                    4,344,155
      42,574 PepsiCo, Inc.                          4,510,290
                                               --------------
                                                    8,854,445
                                               --------------
             CAPITAL MARKETS -- 1.9%
      57,728 T. Rowe Price Group, Inc.              4,212,412
                                               --------------
             CHEMICALS -- 1.8%
      38,300 PPG Industries, Inc.                   3,988,945
                                               --------------
             ELECTRICAL EQUIPMENT -- 3.8%
      79,861 Emerson Electric Co.                   4,165,550
      37,805 Rockwell Automation, Inc.              4,340,770
                                               --------------
                                                    8,506,320
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.9%
      75,212 Amphenol Corp., Class A                4,311,904
                                               --------------
             FOOD & STAPLES RETAILING -- 6.1%
      28,843 Costco Wholesale Corp.                 4,529,505
     119,695 Kroger (The) Co.                       4,403,579
      63,972 Wal-Mart Stores, Inc.                  4,671,235
                                               --------------
                                                   13,604,319
                                               --------------
             HEALTH CARE EQUIPMENT
                & SUPPLIES -- 2.2%
      40,236 Stryker Corp.                          4,821,480
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 4.1%
      52,438 Cardinal Health, Inc.                  4,090,688
      34,697 UnitedHealth Group, Inc.               4,899,217
                                               --------------
                                                    8,989,905
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.8%
      34,574 McDonald's Corp.                       4,160,635
      73,011 Starbucks Corp.                        4,170,388
                                               --------------
                                                    8,331,023
                                               --------------
             HOUSEHOLD PRODUCTS -- 2.1%
      62,006 Colgate-Palmolive Co.                  4,538,839
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 2.1%
      26,176 3M Co.                                 4,583,941
                                               --------------
             INSURANCE -- 4.2%
      70,891 Marsh & McLennan Cos., Inc.            4,853,198
     132,155 Progressive (The) Corp.                4,427,192
                                               --------------
                                                    9,280,390
                                               --------------

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             IT SERVICES -- 9.7%
      38,477 Accenture PLC, Class A            $    4,359,059
      49,006 Automatic Data Processing, Inc.        4,502,181
      29,119 International Business Machines
                Corp.                               4,419,682
      45,696 MasterCard, Inc., Class A              4,023,990
      55,169 Visa, Inc., Class A                    4,091,885
                                               --------------
                                                   21,396,797
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 2.1%
      32,530 Waters Corp. (a)                       4,575,345
                                               --------------
             MACHINERY -- 5.7%
      42,124 Illinois Tool Works, Inc.              4,387,636
      79,203 PACCAR, Inc.                           4,108,260
      38,849 Parker-Hannifin Corp.                  4,197,634
                                               --------------
                                                   12,693,530
                                               --------------
             MEDIA -- 5.9%
     187,359 Interpublic Group of Cos. (The),
                Inc.                                4,327,993
      52,407 Omnicom Group, Inc.                    4,270,646
      44,811 Walt Disney (The) Co.                  4,383,412
                                               --------------
                                                   12,982,051
                                               --------------
             MULTILINE RETAIL -- 1.7%
      53,486 Target Corp.                           3,734,393
                                               --------------
             PERSONAL PRODUCTS -- 1.9%
      46,529 Estee Lauder (The) Cos., Inc.,
                Class A                             4,235,070
                                               --------------
             PHARMACEUTICALS -- 2.2%
      40,097 Johnson & Johnson                      4,863,766
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 6.2%
      98,307 Linear Technology Corp.                4,574,224
      74,969 Texas Instruments, Inc.                4,696,808
      96,021 Xilinx, Inc.                           4,429,449
                                               --------------
                                                   13,700,481
                                               --------------
             SOFTWARE -- 2.0%
     107,702 Oracle Corp.                           4,408,243
                                               --------------
             SPECIALTY RETAIL -- 5.7%
      71,953 Foot Locker, Inc.                      3,947,342
      32,723 Home Depot (The), Inc.                 4,178,400
      57,153 TJX (The) Cos., Inc.                   4,413,926
                                               --------------
                                                   12,539,668
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 1.9%
      74,251 NIKE, Inc., Class B                    4,098,655
                                               --------------
             TOBACCO -- 4.4%
      71,627 Altria Group, Inc.                     4,939,398
      90,643 Reynolds American, Inc.                4,888,377
                                               --------------
                                                    9,827,775
                                               --------------


Page 38                 See Notes to Financial Statements

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

             DESCRIPTION                                VALUE
             ------------------------------------------------
             TOTAL INVESTMENTS -- 100.0%       $  221,133,854
             (Cost $205,106,598) (b)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                     2,571
                                               --------------
             NET ASSETS -- 100.0%              $  221,136,425
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $19,181,795 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,154,539.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1          LEVEL 2        LEVEL 3
                      -----------------------------------------------
Common Stocks*        $221,133,854       $      --      $      --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.


                        See Notes to Financial Statements                Page 39

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 2.6%
      82,296 Boeing (The) Co.                  $   10,687,781
      77,525 General Dynamics Corp.                10,794,581
      45,780 Lockheed Martin Corp.                 11,361,223
      81,039 Raytheon Co.                          11,017,252
     107,424 United Technologies Corp.             11,016,331
                                               --------------
                                                   54,877,168
                                               --------------
             AIR FREIGHT & LOGISTICS -- 1.1%
     150,599 C.H. Robinson Worldwide, Inc.         11,181,976
     102,965 United Parcel Service, Inc.,
                Class B                            11,091,390
                                               --------------
                                                   22,273,366
                                               --------------
             AUTOMOBILES -- 0.5%
     103,253 Toyota Motor Corp., ADR               10,324,268
                                               --------------
             BANKS -- 7.1%
     160,252 Bank of Hawaii Corp.                  11,025,338
     170,729 Bank of Montreal                      10,822,511
     215,057 Bank of Nova Scotia (The)             10,539,944
     305,501 BB&T Corp.                            10,878,891
     137,116 Canadian Imperial Bank of
                Commerce                           10,293,298
     170,834 Cullen/Frost Bankers, Inc.            10,887,251
      93,060 M&T Bank Corp.                        11,002,484
     120,251 Park National Corp.                   11,036,637
     713,112 People's United Financial, Inc.       10,454,222
     130,021 PNC Financial Services Group
                (The), Inc.                        10,582,409
     179,236 Royal Bank of Canada                  10,591,055
     250,221 Toronto-Dominion (The) Bank           10,741,987
     265,047 U.S. Bancorp                          10,689,345
     232,786 Wells Fargo & Co.                     11,017,761
                                               --------------
                                                  150,563,133
                                               --------------
             BEVERAGES -- 2.7%
      86,404 Anheuser-Busch InBev S.A./N.V.,
                ADR                                11,377,679
     242,892 Coca-Cola (The) Co.                   11,010,294
     102,489 Diageo PLC, ADR                       11,568,958
     118,784 Dr Pepper Snapple Group, Inc.         11,478,098
     105,690 PepsiCo, Inc.                         11,196,799
                                               --------------
                                                   56,631,828
                                               --------------
             BIOTECHNOLOGY -- 0.5%
      72,521 Amgen, Inc.                           11,034,070
                                               --------------
             CAPITAL MARKETS -- 1.6%
      31,358 BlackRock, Inc.                       10,741,056
     323,611 Franklin Resources, Inc.              10,798,899
     151,300 T. Rowe Price Group, Inc.             11,040,361
                                               --------------
                                                   32,580,316
                                               --------------
             CHEMICALS -- 1.5%
      75,846 Air Products and Chemicals, Inc.      10,773,166
     161,725 E.I. du Pont de Nemours and Co.       10,479,780
      96,998 Praxair, Inc.                         10,901,605
                                               --------------
                                                   32,154,551
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.1%
     220,933 Republic Services, Inc.           $   11,336,072
     174,593 Waste Management, Inc.                11,570,278
                                               --------------
                                                   22,906,350
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.5%
     379,338 Cisco Systems, Inc.                   10,883,207
     131,355 Harris Corp.                          10,960,261
     159,836 Motorola Solutions, Inc.              10,544,381
                                               --------------
                                                   32,387,849
                                               --------------
             CONTAINERS & PACKAGING -- 1.1%
     214,286 Bemis Co., Inc.                       11,033,586
     226,603 Sonoco Products Co.                   11,253,105
                                               --------------
                                                   22,286,691
                                               --------------
             DISTRIBUTORS -- 0.5%
     111,929 Genuine Parts Co.                     11,332,811
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.5%
     116,175 CME Group, Inc.                       11,315,445
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.6%
     267,889 AT&T, Inc.                            11,575,484
     336,262 TELUS Corp.                           10,827,636
     203,205 Verizon Communications, Inc.          11,346,967
                                               --------------
                                                   33,750,087
                                               --------------
             ELECTRIC UTILITIES -- 11.3%
     176,810 ALLETE, Inc.                          11,427,230
     280,926 Alliant Energy Corp.                  11,152,762
     163,561 American Electric Power Co., Inc. 11,463,991 244,284 Brookfield Infrastructure
                Partners L.P. (a)                  11,056,294
     133,225 Duke Energy Corp.                     11,429,373
     147,763 Edison International                  11,476,752
     239,518 El Paso Electric Co.                  11,322,016
     323,707 Empire District Electric (The)
                Co.                                10,996,327
     192,280 Eversource Energy                     11,517,572
     322,365 Hawaiian Electric Industries,
                Inc.                               10,570,348
     145,624 IDACORP, Inc.                         11,846,512
     199,322 MGE Energy, Inc.                      11,264,683
      87,943 NextEra Energy, Inc.                  11,467,767
     352,530 OGE Energy Corp.                      11,545,358
     343,970 Otter Tail Corp.                      11,519,555
     140,999 Pinnacle West Capital Corp.           11,429,379
     257,604 Portland General Electric Co.         11,365,488
     275,322 PPL Corp.                             10,393,406
     214,473 Southern (The) Co.                    11,502,187
     195,790 Westar Energy, Inc.                   10,981,861
     255,561 Xcel Energy, Inc.                     11,444,022
                                               --------------
                                                  237,172,883
                                               --------------
             ELECTRICAL EQUIPMENT -- 1.5%
     175,389 Eaton Corp. PLC                       10,475,985
     204,728 Emerson Electric Co.                  10,678,613
     107,164 Hubbell, Inc.                         11,302,587
                                               --------------
                                                   32,457,185
                                               --------------


Page 40                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ENERGY EQUIPMENT & SERVICES
                -- 0.5%
     140,802 Schlumberger Ltd.                 $   11,134,622
                                               --------------
             FOOD & STAPLES RETAILING -- 1.6%
     218,710 Sysco Corp.                           11,097,345
     153,652 Wal-Mart Stores, Inc.                 11,219,669
     220,034 Weis Markets, Inc.                    11,122,719
                                               --------------
                                                   33,439,733
                                               --------------
             FOOD PRODUCTS -- 3.3%
     257,364 Archer-Daniels-Midland Co.            11,038,342
     232,055 ConAgra Foods, Inc.                   11,094,549
     165,833 General Mills, Inc.                   11,827,210
     113,036 Hershey (The) Co.                     12,828,456
     142,142 Kellogg Co.                           11,605,894
     127,781 Kraft Heinz (The) Co.                 11,306,063
                                               --------------
                                                   69,700,514
                                               --------------
             GAS UTILITIES -- 4.9%
     143,415 Atmos Energy Corp.                    11,662,508
     297,435 New Jersey Resources Corp.            11,466,119
     180,719 Northwest Natural Gas Co.             11,714,206
     182,558 Piedmont Natural Gas Co., Inc.        10,975,387
     436,987 Questar Corp.                         11,086,360
     362,822 South Jersey Industries, Inc.         11,472,432
     161,866 Spire, Inc.                           11,466,587
     251,493 UGI Corp.                             11,380,058
     161,606 WGL Holdings, Inc.                    11,440,089
                                               --------------
                                                  102,663,746
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 0.5%
     289,400 Abbott Laboratories                   11,376,314
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 1.1%
     142,839 Cardinal Health, Inc.                 11,142,870
     297,196 Owens & Minor, Inc.                   11,109,187
                                               --------------
                                                   22,252,057
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.0%
      65,407 Cracker Barrel Old Country Store,
                Inc.                               11,215,338
      88,518 McDonald's Corp.                      10,652,256
                                               --------------
                                                   21,867,594
                                               --------------
             HOUSEHOLD DURABLES -- 1.0%
     256,924 Garmin Ltd.                           10,898,716
     216,508 Leggett & Platt, Inc.                 11,065,724
                                               --------------
                                                   21,964,440
                                               --------------
             HOUSEHOLD PRODUCTS -- 2.1%
      82,560 Clorox (The) Co.                      11,425,479
     152,487 Colgate-Palmolive Co.                 11,162,048
      82,216 Kimberly-Clark Corp.                  11,303,056
     131,557 Procter & Gamble (The) Co.            11,138,931
                                               --------------
                                                   45,029,514
                                               --------------

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES -- 0.5%
      63,794 3M Co.                            $   11,171,605
                                               --------------
             INSURANCE -- 6.5%
     233,445 Arthur J. Gallagher & Co.             11,111,982
     127,413 Assurant, Inc.                        10,997,016
     207,030 Axis Capital Holdings Ltd.            11,386,650
      87,600 Chubb Ltd.                            11,450,196
     156,717 Cincinnati Financial Corp.            11,736,536
     167,055 Endurance Specialty Holdings Ltd.     11,219,414
     113,220 Erie Indemnity Co., Class A           11,247,275
      62,385 Everest Re Group, Ltd.                11,395,868
     132,191 Hanover Insurance Group (The),
                Inc.                               11,186,002
     212,967 Mercury General Corp.                 11,321,326
     343,012 Progressive (The) Corp.               11,490,902
      97,008 Travelers (The) Cos., Inc.            11,547,832
                                               --------------
                                                  136,090,999
                                               --------------
             IT SERVICES -- 1.6%
     122,705 Automatic Data Processing, Inc.       11,272,908
      71,122 International Business Machines
                Corp.                              10,794,897
     197,699 Paychex, Inc.                         11,763,091
                                               --------------
                                                   33,830,896
                                               --------------
             LEISURE PRODUCTS -- 0.5%
     336,978 Mattel, Inc.                          10,544,042
                                               --------------
             MACHINERY -- 2.0%
     142,931 Caterpillar, Inc.                     10,835,599
     127,649 Deere & Co.                           10,344,675
     153,332 Dover Corp.                           10,628,975
      96,024 Parker-Hannifin Corp.                 10,375,393
                                               --------------
                                                   42,184,642
                                               --------------
             MEDIA -- 2.0%
     131,697 Omnicom Group, Inc.                   10,731,988
     575,898 Shaw Communications, Inc.,
                Class B                            11,057,242
     263,951 Thomson Reuters Corp.                 10,668,899
      97,144 WPP PLC, ADR                          10,153,491
                                               --------------
                                                   42,611,620
                                               --------------
             MULTILINE RETAIL -- 1.1%
     298,156 Kohl's Corp.                          11,306,076
     160,692 Target Corp.                          11,219,515
                                               --------------
                                                   22,525,591
                                               --------------
             MULTI-UTILITIES -- 6.5%
     212,742 Ameren Corp.                          11,398,716
     257,783 Avista Corp.                          11,548,678
     175,250 Black Hills Corp.                     11,047,760
     250,810 CMS Energy Corp.                      11,502,147
     141,598 Consolidated Edison, Inc.             11,390,143
     146,921 Dominion Resources, Inc.              11,449,554
     116,342 DTE Energy Co.                        11,531,819
     465,083 MDU Resources Group, Inc.             11,161,992
     246,229 Public Service Enterprise Group,
                Inc.                               11,476,734
     153,099 SCANA Corp.                           11,583,470


                        See Notes to Financial Statements                Page 41

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MULTI-UTILITIES (CONTINUED)
     212,967 Vectren Corp.                     $   11,216,972
     173,581 WEC Energy Group, Inc.                11,334,839
                                               --------------
                                                  136,642,824
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 3.2%
     106,463 Chevron Corp.                         11,160,516
     260,044 Enbridge, Inc.                        11,015,464
     119,899 Exxon Mobil Corp.                     11,239,332
     202,758 Royal Dutch Shell PLC, Class B,
                ADR                                11,354,448
     227,743 TOTAL S.A., ADR                       10,954,439
     249,431 TransCanada Corp.                     11,279,270
                                               --------------
                                                   67,003,469
                                               --------------
             PERSONAL PRODUCTS -- 0.6%
     241,051 Unilever PLC, ADR                     11,548,753
                                               --------------
             PHARMACEUTICALS -- 5.4%
     384,405 AstraZeneca PLC, ADR                  11,605,187
     153,950 Bristol-Myers Squibb Co.              11,323,022
     149,078 Eli Lilly and Co.                     11,739,893
     263,302 GlaxoSmithKline PLC, ADR              11,411,509
      93,738 Johnson & Johnson                     11,370,419
     194,599 Merck & Co., Inc.                     11,210,848
     138,874 Novartis AG, ADR                      11,458,494
     316,657 Pfizer, Inc.                          11,149,493
     279,415 Sanofi, ADR                           11,693,518
     210,216 Teva Pharmaceutical Industries
                Ltd., ADR                          10,559,150
                                               --------------
                                                  113,521,533
                                               --------------
             PROFESSIONAL SERVICES -- 1.0%
     203,825 Nielsen Holdings PLC                  10,592,785
     276,996 Robert Half International, Inc.       10,570,168
                                               --------------
                                                   21,162,953
                                               --------------
             REAL ESTATE INVESTMENT TRUSTS
                -- 2.7%
      62,793 AvalonBay Communities, Inc.           11,327,229
      69,730 Federal Realty Investment Trust       11,543,801
      45,347 Public Storage                        11,590,240
     171,363 Realty Income Corp.                   11,885,738
      52,779 Simon Property Group, Inc.            11,447,765
                                               --------------
                                                   57,794,773
                                               --------------
             ROAD & RAIL -- 1.0%
     127,560 Norfolk Southern Corp.                10,859,183
     124,010 Union Pacific Corp.                   10,819,872
                                               --------------
                                                   21,679,055
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.6%
     192,380 Analog Devices, Inc.                  10,896,403
     339,603 Intel Corp.                           11,138,979
     233,889 Linear Technology Corp.               10,882,855
     210,615 Microchip Technology, Inc.            10,690,817
     202,721 QUALCOMM, Inc.                        10,859,764


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
     414,292 Taiwan Semiconductor
                Manufacturing Co., Ltd., ADR   $   10,866,879
     176,170 Texas Instruments, Inc.               11,037,051
                                               --------------
                                                   76,372,748
                                               --------------
             SOFTWARE -- 1.1%
     330,654 CA, Inc.                              10,855,371
     218,192 Microsoft Corp.                       11,164,885
                                               --------------
                                                   22,020,256
                                               --------------
             SPECIALTY RETAIL -- 0.5%
      85,602 Home Depot (The), Inc.                10,930,519
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 1.0%
     114,886 Apple, Inc.                           10,983,101
     376,203 Canon, Inc., ADR                      10,763,168
                                               --------------
                                                   21,746,269
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.5%
     169,324 VF Corp.                              10,411,733
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 1.1%
     814,676 Capitol Federal Financial, Inc.       11,364,730
     760,783 Northwest Bancshares, Inc.            11,282,412
                                               --------------
                                                   22,647,142
                                               --------------
             TOBACCO -- 2.2%
     165,833 Altria Group, Inc.                    11,435,844
      88,667 British American Tobacco PLC,
                ADR                                11,480,603
     107,580 Philip Morris International, Inc.     10,943,038
     214,079 Reynolds American, Inc.               11,545,280
                                               --------------
                                                   45,404,765
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 2.1%
     242,550 Fastenal Co.                          10,766,794
     149,988 MSC Industrial Direct Co., Inc.,
                Class A                            10,583,153
      49,027 W.W. Grainger, Inc.                   11,141,386
      81,046 Watsco, Inc.                          11,402,362
                                               --------------
                                                   43,893,695
                                               --------------
             WATER UTILITIES -- 0.6%
     267,114 American States Water Co.             11,704,936
                                               --------------
             TOTAL INVESTMENTS -- 100.0%        2,106,921,353
             (Cost $1,888,546,941) (b)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                   803,603
                                               --------------
             NET ASSETS -- 100.0%              $2,107,724,956
                                               ==============


Page 42                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

(a)   Master Limited Partnership ("MLP").

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $231,488,752 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $13,114,340.

ADR - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1          LEVEL 2        LEVEL 3
                      -----------------------------------------------
Common Stocks*        $2,106,921,353     $      --      $      --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.


                        See Notes to Financial Statements                Page 43

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 2.0%
       7,470 HEICO Corp.                       $      499,071
       4,198 Honeywell International, Inc.            488,311
                                               --------------
                                                      987,382
                                               --------------
             AIRLINES -- 1.0%
      12,932 Hawaiian Holdings, Inc. (a)              490,899
                                               --------------
             AUTOMOBILES -- 1.0%
       7,986 Thor Industries, Inc.                    517,014
                                               --------------
             BANKS -- 1.0%
      10,428 Commerce Bancshares, Inc.                499,501
                                               --------------
             BEVERAGES -- 4.1%
       3,185 Constellation Brands, Inc.,
                Class A                               526,799
       4,864 Molson Coors Brewing Co.,
                Class B                               491,896
      16,428 National Beverage Corp. (a)            1,031,843
                                               --------------
                                                    2,050,538
                                               --------------
             BUILDING PRODUCTS -- 3.0%
      17,276 AAON, Inc.                               475,263
       7,701 American Woodmark Corp. (a)              511,192
       5,560 Universal Forest Products, Inc.          515,357
                                               --------------
                                                    1,501,812
                                               --------------
             CHEMICALS -- 0.9%
       3,102 Air Products and Chemicals, Inc.         440,608
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 3.2%
      10,869 Copart, Inc. (a)                         532,690
       6,297 G&K Services, Inc., Class A              482,161
       8,265 Waste Management, Inc.                   547,721
                                               --------------
                                                    1,562,572
                                               --------------
             CONTAINERS & PACKAGING -- 2.1%
       6,910 Avery Dennison Corp.                     516,523
      10,194 Sonoco Products Co.                      506,234
                                               --------------
                                                    1,022,757
                                               --------------
             DISTRIBUTORS -- 1.0%
       4,737 Genuine Parts Co.                        479,621
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.1%
      12,051 AT&T, Inc.                               520,724
                                               --------------
             ELECTRIC UTILITIES -- 2.1%
      13,312 Alliant Energy Corp.                     528,486
      11,824 Xcel Energy, Inc.                        529,479
                                               --------------
                                                    1,057,965
                                               --------------
             ELECTRICAL EQUIPMENT -- 1.0%
       1,972 Acuity Brands, Inc.                      488,977
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 4.7%
       4,837 Coherent, Inc. (a)                       443,940
      11,311 Itron, Inc. (a)                          487,504
      19,071 Orbotech Ltd. (a)                        487,264
       6,282 Tech Data Corp. (a)                      451,362


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS (CONTINUED)
      18,407 Trimble Navigation Ltd. (a)       $      448,394
                                               --------------
                                                    2,318,464
                                               --------------
             FOOD & STAPLES RETAILING -- 1.0%
       9,914 Sysco Corp.                              503,036
                                               --------------
             FOOD PRODUCTS -- 3.1%
       7,405 Calavo Growers, Inc.                     496,135
       7,520 Campbell Soup Co.                        500,306
       4,920 McCormick & Co., Inc.                    524,816
                                               --------------
                                                    1,521,257
                                               --------------
             GAS UTILITIES -- 3.4%
       7,499 Southwest Gas Corp.                      590,246
       8,123 Spire, Inc.                              575,434
      11,748 UGI Corp.                                531,597
                                               --------------
                                                    1,697,277
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 9.9%
       2,925 Becton, Dickinson and Co.                496,051
       2,305 C. R. Bard, Inc.                         542,044
       6,915 Cantel Medical Corp.                     475,268
      40,819 CryoLife, Inc.                           482,072
       6,872 Edwards Lifesciences Corp. (a)           685,345
       4,629 Stryker Corp.                            554,693
       3,200 Teleflex, Inc.                           567,392
       6,965 West Pharmaceutical Services,
                Inc.                                  528,504
       4,650 Zimmer Biomet Holdings, Inc.             559,767
                                               --------------
                                                    4,891,136
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.1%
      10,049 Amedisys, Inc. (a)                       507,274
      10,226 Patterson Cos., Inc.                     489,723
       7,840 VCA, Inc. (a)                            530,062
                                               --------------
                                                    1,527,059
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 0.9%
      17,183 Sonic Corp.                              464,800
                                               --------------
             HOUSEHOLD DURABLES -- 1.1%
       7,846 Universal Electronics, Inc. (a)          567,109
                                               --------------
             HOUSEHOLD PRODUCTS -- 3.0%
      22,258 Central Garden & Pet Co. (a)             508,150
       3,797 Clorox (The) Co.                         525,467
       3,334 Kimberly-Clark Corp.                     458,358
                                               --------------
                                                    1,491,975
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 1.0%
       2,944 3M Co.                                   515,553
                                               --------------
             INSURANCE -- 1.0%
       5,093 Erie Indemnity Co., Class A              505,939
                                               --------------
             IT SERVICES -- 6.1%
       4,349 Accenture PLC, Class A                   492,698
       5,453 Automatic Data Processing, Inc.          500,967
      13,992 CSG Systems International, Inc.          564,018


Page 44                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             IT SERVICES (CONTINUED)
       6,742 Fidelity National Information
                Services, Inc.                 $      496,751
       6,759 Global Payments, Inc.                    482,457
       9,271 Total System Services, Inc.              492,383
                                               --------------
                                                    3,029,274
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 3.8%
       4,430 Bio-Techne Corp.                         499,571
      16,077 Bruker Corp.                             365,591
       5,988 Charles River Laboratories
                International, Inc. (a)               493,651
       3,403 Thermo Fisher Scientific, Inc.           502,827
                                               --------------
                                                    1,861,640
                                               --------------
             MACHINERY -- 2.1%
       8,825 Astec Industries, Inc.                   495,524
      11,642 Xylem, Inc.                              519,815
                                               --------------
                                                    1,015,339
                                               --------------
             MEDIA -- 0.9%
       5,496 Omnicom Group, Inc.                      447,869
                                               --------------
             METALS & MINING -- 2.1%
      24,871 Barrick Gold Corp.                       530,996
       7,280 Royal Gold, Inc.                         524,305
                                               --------------
                                                    1,055,301
                                               --------------
             MULTI-UTILITIES -- 2.2%
      12,165 Avista Corp.                             544,992
       8,289 WEC Energy Group, Inc.                   541,272
                                               --------------
                                                    1,086,264
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 1.0%
      10,674 ONEOK, Inc.                              506,481
                                               --------------
             PHARMACEUTICALS -- 2.0%
       4,044 Johnson & Johnson                        490,537
      14,245 Pfizer, Inc.                             501,567
                                               --------------
                                                      992,104
                                               --------------
             PROFESSIONAL SERVICES -- 2.1%
       3,957 Equifax, Inc.                            508,079
       7,125 Insperity, Inc.                          550,264
                                               --------------
                                                    1,058,343
                                               --------------
             REAL ESTATE INVESTMENT TRUSTS
                -- 5.3%
       5,403 Digital Realty Trust, Inc.               588,873
       3,278 Federal Realty Investment Trust          542,673
      18,155 Mack-Cali Realty Corp.                   490,185
      23,381 Pennsylvania Real Estate
                Investment Trust                      501,522
       7,610 Realty Income Corp.                      527,830
                                               --------------
                                                    2,651,083
                                               --------------

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 4.1%
      20,798 Applied Materials, Inc.           $      498,528
       3,079 Broadcom Ltd.                            478,477
      18,236 CEVA, Inc. (a)                           495,472
      11,427 NVIDIA Corp.                             537,183
                                               --------------
                                                    2,009,660
                                               --------------
             SOFTWARE -- 4.1%
       5,290 Adobe Systems, Inc. (a)                  506,729
      19,286 Cadence Design Systems, Inc. (a)         468,650
       4,938 Fair Isaac Corp.                         558,043
       6,051 salesforce.com, Inc. (a)                 480,510
                                               --------------
                                                    2,013,932
                                               --------------
             SPECIALTY RETAIL -- 1.0%
       2,046 Ulta Salon, Cosmetics & Fragrance,
                Inc. (a)                              498,487
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 1.0%
      36,485 3D Systems Corp. (a)                     499,480
                                               --------------
             TOBACCO -- 2.3%
       8,046 Altria Group, Inc.                       554,852
      10,903 Reynolds American, Inc.                  587,999
                                               --------------
                                                    1,142,851
                                               --------------
             WATER UTILITIES -- 3.2%
      15,392 California Water Service Group           537,642
       9,374 Connecticut Water Service, Inc.          526,819
      12,544 Middlesex Water Co.                      544,159
                                               --------------
                                                    1,608,620
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 1.0%
      17,391 Telephone and Data Systems, Inc.         515,817
                                               --------------

             TOTAL INVESTMENTS -- 100.0%           49,616,520
             (Cost $46,931,492) (b)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.0)%                 (18,081)
                                               --------------
             NET ASSETS -- 100.0%              $   49,598,439
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,103,729 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $418,701.


                        See Notes to Financial Statements                Page 45

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        LEVEL 1          LEVEL 2         LEVEL 3
                      -----------------------------------------------
Common Stocks*        $49,616,520       $      --       $      --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.


Page 46                 See Notes to Financial Statements

                      This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2016 (UNAUDITED)

                                                                            FIRST TRUST        FIRST TRUST
                                                                          DOW JONES SELECT     MORNINGSTAR        FIRST TRUST
                                                                              MICROCAP       DIVIDEND LEADERS        US IPO
                                                                             INDEX FUND         INDEX FUND         INDEX FUND
                                                                               (FDM)              (FDL)              (FPX)
                                                                          ----------------  ------------------  ----------------

ASSETS:
Investments, at value...............................................       $   45,414,517     $1,580,367,103     $  564,268,401
Repurchase agreements, at value.....................................               90,021                 --          9,797,594
Cash................................................................                   --                 --                 --
Receivables:
      Capital shares sold...........................................                   --          1,301,569                 --
      Investment securities sold....................................              227,262          3,064,350                 --
      Dividends.....................................................              130,640          3,890,751            672,416
      Securities lending income.....................................                1,397                 --             49,829
      Interest......................................................                   --                 --                 --
      Reclaims......................................................                   --                 --              6,391
Prepaid expenses....................................................               13,196              6,350              4,475
                                                                           --------------     --------------     --------------
      TOTAL ASSETS..................................................           45,877,033      1,588,630,123        574,799,106
                                                                           --------------     --------------     --------------

LIABILITIES:
Due to custodian....................................................              169,771            848,625             98,615
Payables:
      Capital shares redeemed.......................................                   --                 --                 --
      Investment securities purchased...............................              152,367          5,874,930                 --
      Investment advisory fees......................................                9,188            307,094            163,339
      Collateral for securities on loan.............................              121,640                 --         13,238,846
      Audit and tax fees............................................               17,108             17,109             17,109
      Printing fees.................................................                3,381             37,426             37,371
      Trustees' fees................................................                   53                 --                 73
      Licensing fees................................................                   --            333,874            132,036
Other liabilities...................................................               10,340            242,905            133,356
                                                                           --------------     --------------     --------------
      TOTAL LIABILITIES.............................................              483,848          7,661,963         13,820,745
                                                                           --------------     --------------     --------------

NET ASSETS..........................................................       $   45,393,185     $1,580,968,160     $  560,978,361
                                                                           ==============     ==============     ==============

NET ASSETS CONSIST OF:
Paid-in capital.....................................................       $   66,522,708     $1,446,922,350     $  567,276,823
Par value...........................................................               13,550            589,500            111,000
Accumulated net investment income (loss)............................               98,127          1,854,528             50,687
Accumulated net realized gain (loss) on investments and
   foreign currency transactions....................................          (22,267,198)         1,836,554        (43,907,415)
Net unrealized appreciation (depreciation) on investments...........            1,025,998        129,765,228         37,447,266
                                                                           --------------     --------------     --------------

NET ASSETS..........................................................       $   45,393,185     $1,580,968,160     $  560,978,361
                                                                           ==============     ==============     ==============

NET ASSET VALUE, per share..........................................       $        33.50     $        26.82     $        50.54
                                                                           ==============     ==============     ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).......................................            1,355,000         58,950,002         11,100,002
                                                                           ==============     ==============     ==============
Investments, at cost................................................       $   44,388,519     $1,450,601,875     $  526,821,135
                                                                           ==============     ==============     ==============
Repurchase agreements, at cost......................................       $       90,021     $           --     $    9,797,594
                                                                           ==============     ==============     ==============
Securities on loan, at value........................................       $      119,083     $           --     $   12,991,750
                                                                           ==============     ==============     ==============


Page 48                 See Notes to Financial Statements

      FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
       NYSE ARCA           DOW JONES            CAPITAL          VALUE LINE(R)     VALUE LINE(R) 100
     BIOTECHNOLOGY         INTERNET            STRENGTH            DIVIDEND         EXCHANGE-TRADED
      INDEX FUND          INDEX FUND              ETF             INDEX FUND              FUND
         (FBT)               (FDN)              (FTCS)               (FVD)               (FVL)
   -----------------   -----------------   -----------------   -----------------   -----------------


    $   844,746,890     $ 3,105,517,853     $   221,133,854     $ 2,106,921,353     $    49,616,520
         85,456,817          99,870,900                  --                  --                  --
            485,463                  --                  --                  --                  --

                 --                  --                  --          53,368,194                  --
                 --          10,517,727                  --          21,307,694                  --
                 --             171,477             274,146           4,156,181              57,379
             49,602              70,924                  --                  --                  --
                 --                  55                  --                  --                  --
             69,324                  --                  --             191,918                 911
             14,115              16,698                 508               6,978               2,700
    ---------------     ---------------     ---------------     ---------------     ---------------
        930,822,211       3,216,165,634         221,408,508       2,185,952,318          49,677,510
    ---------------     ---------------     ---------------     ---------------     ---------------


                 --                 938              95,541             583,497               1,078

                 --          10,510,447                  --                  --                  --
                 --                  --                  --          75,920,913                  --
            277,822           1,030,429              98,050             692,697              10,385
        115,472,195         134,949,001                  --                  --                  --
             17,109              17,109              17,108              17,109              17,108
            110,025             156,236               8,091              46,202               3,453
                102                  49                  42                  --                  55
            170,463             470,571               8,844             670,058              19,178
            269,530             701,345              44,407             296,886              27,814
    ---------------     ---------------     ---------------     ---------------     ---------------
        116,317,246         147,836,125             272,083          78,227,362              79,071
    ---------------     ---------------     ---------------     ---------------     ---------------

    $   814,504,965     $ 3,068,329,509     $   221,136,425     $ 2,107,724,956     $    49,598,439
    ===============     ===============     ===============     ===============     ===============


    $ 1,560,928,956     $ 3,054,408,245     $   234,041,803     $ 1,934,369,944     $   131,237,063
             91,000             425,500              55,500             782,380              24,400
         (1,881,283)         (5,560,966)             42,454           1,681,622              12,085

       (510,198,273)         83,944,968         (29,030,588)        (47,483,402)        (84,360,137)
       (234,435,435)        (64,888,238)         16,027,256         218,374,412           2,685,028
    ---------------     ---------------     ---------------     ---------------     ---------------

    $   814,504,965     $ 3,068,329,509     $   221,136,425     $ 2,107,724,956     $    49,598,439
    ===============     ===============     ===============     ===============     ===============

    $         89.51     $         72.11     $         39.84     $         26.94     $         20.33
    ===============     ===============     ===============     ===============     ===============

          9,100,002          42,550,002           5,550,002          78,237,986           2,439,982
    ===============     ===============     ===============     ===============     ===============
    $ 1,079,182,325     $ 3,170,406,091     $   205,106,598     $ 1,888,546,941     $    46,931,492
    ===============     ===============     ===============     ===============     ===============
    $    85,456,817     $    99,870,900     $            --     $            --     $            --
    ===============     ===============     ===============     ===============     ===============
    $   110,128,123     $   133,060,299     $            --     $            --     $            --
    ===============     ===============     ===============     ===============     ===============


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2016 (UNAUDITED)

                                                                            FIRST TRUST        FIRST TRUST
                                                                          DOW JONES SELECT     MORNINGSTAR        FIRST TRUST
                                                                              MICROCAP       DIVIDEND LEADERS        US IPO
                                                                             INDEX FUND         INDEX FUND         INDEX FUND
                                                                               (FDM)              (FDL)              (FPX)
                                                                          ----------------  ------------------  ----------------

INVESTMENT INCOME:
Dividends...........................................................       $      570,281     $   23,213,502     $    4,038,872
Securities lending income (net of fees).............................                1,397                 --            507,144
Interest............................................................                   --                 --                 --
Foreign tax withholding.............................................                   --                 --            (22,125)
                                                                           --------------     --------------     --------------
      Total investment income.......................................              571,678         23,213,502          4,523,891
                                                                           --------------     --------------     --------------

EXPENSES:
Investment advisory fees............................................              117,047          1,857,711          1,197,139
Licensing fees......................................................               14,233            562,905            299,285
Accounting and administration fees..................................               14,035            283,126            136,528
Audit and tax fees..................................................               12,394             12,395             12,395
Custodian fees......................................................                6,374             73,780             47,105
Trustees' fees and expenses.........................................                4,353              5,385              4,736
Listing fees........................................................                3,669              4,913              4,184
Printing fees.......................................................                3,104             35,586             39,478
Legal fees..........................................................                2,435             72,838             28,087
Transfer agent fees.................................................                1,170             27,637             14,964
Expenses previously waived or reimbursed............................                   --                 --                 --
Registration and filing fees........................................                 (285)                --              2,300
Other expenses......................................................                1,508             11,437             10,084
                                                                           --------------     --------------     --------------
      Total expenses................................................              180,037          2,947,713          1,796,285
      Less fees waived and expenses reimbursed by the investment
        advisor.....................................................              (39,581)          (161,147)              (576)
                                                                           --------------     --------------     --------------
      Net expenses..................................................              140,456          2,786,566          1,795,709
                                                                           --------------     --------------     --------------
NET INVESTMENT INCOME (LOSS)........................................              431,222         20,426,936          2,728,182
                                                                           --------------     --------------     --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................              141,295        (14,367,543)       (23,506,050)
      In-kind redemptions...........................................              407,081         76,667,757         25,198,491
                                                                           --------------     --------------     --------------
Net realized gain (loss)............................................              548,376         62,300,214          1,692,441
                                                                           --------------     --------------     --------------

Net change in unrealized appreciation (depreciation) on
   investments......................................................              106,832         90,636,818        (26,938,803)
                                                                           --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................              655,208        152,937,032        (25,246,362)
                                                                           --------------     --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................       $    1,086,430     $  173,363,968     $  (22,518,180)
                                                                           ==============     ==============     ==============


Page 50                 See Notes to Financial Statements

      FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
       NYSE ARCA           DOW JONES            CAPITAL          VALUE LINE(R)     VALUE LINE(R) 100
     BIOTECHNOLOGY         INTERNET            STRENGTH            DIVIDEND         EXCHANGE-TRADED
      INDEX FUND          INDEX FUND              ETF             INDEX FUND              FUND
         (FBT)               (FDN)              (FTCS)               (FVD)               (FVL)
   -----------------   -----------------   -----------------   -----------------   -----------------


    $     1,273,168     $     2,633,514     $     2,210,368     $    25,783,455     $       323,761
            496,827             525,712                  --                  --                  --
                 --               1,660                  --                  --                  --
           (77,181)                  --                  --             (512,766)            (1,570)
    ---------------     ---------------     ---------------     ---------------     ---------------
          1,692,814           3,160,886           2,210,368          25,270,689             322,191
    ---------------     ---------------     ---------------     ---------------     ---------------


          2,517,504           6,428,691             466,205           3,814,472             119,635
            503,501             929,270              13,032           1,155,951              38,204
            248,255             612,827              45,452             337,929              12,308
             12,395              12,395              12,394              12,395              12,394
             83,495             224,542              12,415              87,755               4,249
              4,341              10,640               4,565               5,602               4,346
              4,913               6,156                 404              12,886              10,939
            102,658             213,568              10,466              46,654               3,339
             24,382             158,080              10,617              85,559               2,334
             27,009              52,611               4,662              31,504               1,196
                 --                  --              21,771                  --                  --
              5,564              36,333               1,586             (1,957)                  --
             40,080              36,739               2,499              15,102               1,618
    ---------------     ---------------     ---------------     ---------------     ---------------
          3,574,097           8,721,852             606,068           5,603,852             210,562

                 --                  --                  --            (263,592)            (43,073)
    ---------------     ---------------     ---------------     ---------------     ---------------
          3,574,097           8,721,852             606,068           5,340,260             167,489
    ---------------     ---------------     ---------------     ---------------     ---------------
         (1,881,283)         (5,560,966)          1,604,300          19,930,429             154,702
    ---------------     ---------------     ---------------     ---------------     ---------------



       (131,688,674)        (31,308,566)         (5,453,278)         (2,845,306)           (426,558)
       (207,680,894)        228,412,675           1,305,758          27,158,849              90,795
    ---------------     ---------------     ---------------     ---------------     ---------------
       (339,369,568)        197,104,109          (4,147,520)         24,313,543            (335,763)
    ---------------     ---------------     ---------------     ---------------     ---------------


       (501,667,546)       (533,812,934)         12,588,930         167,872,418           1,665,773
    ---------------     ---------------     ---------------     ---------------     ---------------
       (841,037,114)       (336,708,825)          8,441,410         192,185,961           1,330,010
    ---------------     ---------------     ---------------     ---------------     ---------------

    $  (842,918,397)    $  (342,269,791)    $    10,045,710     $   212,116,390     $     1,484,712
    ===============     ===============     ===============     ===============     ===============


                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                           FIRST TRUST                      FIRST TRUST
                                                                        DOW JONES SELECT                    MORNINGSTAR
                                                                            MICROCAP                     DIVIDEND LEADERS
                                                                           INDEX FUND                       INDEX FUND
                                                                              (FDM)                            (FDL)
                                                                  -----------------------------    ------------------------------
                                                                     For the                          For the
                                                                   Six Months                        Six Months
                                                                      Ended       For the Year         Ended        For the Year
                                                                    6/30/2016         Ended          6/30/2016          Ended
                                                                   (Unaudited)     12/31/2015       (Unaudited)      12/31/2015
                                                                  -------------   -------------    --------------   -------------
OPERATIONS:
   Net investment income (loss)...........................        $     431,222   $     759,114    $   20,426,936   $  31,928,966
   Net realized gain (loss)...............................              548,376       3,694,341        62,300,214      11,749,117
   Net increase from payment by the advisor...............                   --              --                --              --
   Net change in unrealized appreciation (depreciation)...              106,832      (4,419,000)       90,636,818     (26,130,013)
                                                                  -------------   -------------    --------------   -------------
   Net increase (decrease) in net assets resulting
      from operations.....................................            1,086,430          34,455       173,363,968      17,548,070
                                                                  -------------   -------------    --------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................             (333,095)       (743,446)      (18,510,381)    (32,145,837)
                                                                  -------------   -------------    --------------   -------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................                   --      31,352,476     1,180,830,777     141,457,821
   Cost of shares redeemed................................           (4,911,532)    (32,739,987)     (630,009,799)   (236,717,928)
                                                                  -------------   -------------    --------------   -------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................           (4,911,532)     (1,387,511)      550,820,978     (95,260,107)
                                                                  -------------   -------------    --------------   -------------
   Total increase (decrease) in net assets................           (4,158,197)     (2,096,502)      705,674,565    (109,857,874)

NET ASSETS:
   Beginning of period....................................           49,551,382      51,647,884       875,293,595     985,151,469
                                                                  -------------   -------------    --------------   -------------
   End of period..........................................        $  45,393,185   $  49,551,382    $1,580,968,160   $ 875,293,595
                                                                  =============   =============    ==============   =============
   Accumulated net investment income (loss)
      at end of period....................................        $      98,127   $          --    $    1,854,528   $     (62,027)
                                                                  =============   =============    ==============   =============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................            1,505,000       1,555,000        36,950,002      41,150,002
   Shares sold............................................                   --         950,000        45,900,000       6,000,000
   Shares redeemed........................................             (150,000)     (1,000,000)      (23,900,000)    (10,200,000)
                                                                  -------------   -------------    --------------   -------------
   Shares outstanding, end of period......................            1,355,000       1,505,000        58,950,002      36,950,002
                                                                  =============   =============    ==============   =============


Page 52                 See Notes to Financial Statements

                                           FIRST TRUST                        FIRST TRUST
         FIRST TRUST                        NYSE ARCA                          DOW JONES
           US IPO                         BIOTECHNOLOGY                        INTERNET
         INDEX FUND                        INDEX FUND                         INDEX FUND
            (FPX)                             (FBT)                              (FDN)
-----------------------------    -------------------------------    -------------------------------
   For the                          For the                            For the
 Six Months                        Six Months                         Six Months
    Ended       For the Year         Ended         For the Year         Ended         For the Year
  6/30/2016         Ended          6/30/2016          Ended           6/30/2016          Ended
 (Unaudited)     12/31/2015       (Unaudited)       12/31/2015       (Unaudited)       12/31/2015
-------------   -------------    --------------   --------------    --------------   --------------

$   2,728,182   $   4,415,039    $   (1,881,283)  $    2,588,933    $   (5,560,966)  $   (9,194,381)
    1,692,441      (3,584,153)     (339,369,568)     326,617,811       197,104,109      189,050,659
           --              --                --               --                --               --
  (26,938,803)     (7,795,816)     (501,667,546)    (147,075,543)     (533,812,934)     375,900,470
-------------   -------------    --------------   --------------    --------------   --------------

   (22,518,180)    (6,964,930)     (842,918,397)     182,131,201      (342,269,791)     555,756,748
-------------   -------------    --------------   --------------    --------------   --------------


   (2,677,495)     (4,530,346)               --       (3,747,095)               --               --
-------------   -------------    --------------   --------------    --------------   --------------


    2,542,299     372,941,483       388,543,667    2,367,869,339       273,904,945    3,428,956,816
 (206,061,112)   (107,696,610)   (2,168,144,720)  (1,235,810,318)   (1,778,127,040)  (1,046,685,047)
-------------   -------------    --------------   --------------    --------------   --------------

 (203,518,813)    265,244,873    (1,779,601,053)   1,132,059,021    (1,504,222,095)   2,382,271,769
-------------   -------------    --------------   --------------    --------------   --------------
 (228,714,488)    253,749,597    (2,622,519,450)   1,310,443,127    (1,846,491,886)   2,938,028,517


  789,692,849     535,943,252     3,437,024,415    2,126,581,288     4,914,821,395    1,976,792,878
-------------   -------------    --------------   --------------    --------------   --------------
$ 560,978,361   $ 789,692,849    $  814,504,965   $3,437,024,415    $3,068,329,509   $4,914,821,395
=============   =============    ==============   ==============    ==============   ==============

$      50,687   $          --    $   (1,881,283)  $           --    $   (5,560,966)  $           --
=============   =============    ==============   ==============    ==============   ==============


   15,450,002      10,650,002        30,400,002       20,850,002        65,850,002       32,250,002
       50,000       6,900,000         4,450,000       20,350,000         4,100,000       49,100,000
   (4,400,000)     (2,100,000)      (25,750,000)     (10,800,000)      (27,400,000)     (15,500,000)
-------------   -------------    --------------   --------------    --------------   --------------
   11,100,002      15,450,002         9,100,002       30,400,002        42,550,002       65,850,002
=============   =============    ==============   ==============    ==============   ==============


                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                           FIRST TRUST                       FIRST TRUST
                                                                        CAPITAL STRENGTH               VALUE LINE(R) DIVIDEND
                                                                               ETF                           INDEX FUND
                                                                             (FTCS)                             (FVD)
                                                                  -----------------------------    -------------------------------
                                                                     For the                          For the
                                                                   Six Months                        Six Months
                                                                      Ended       For the Year         Ended         For the Year
                                                                    6/30/2016         Ended          6/30/2016          Ended
                                                                   (Unaudited)     12/31/2015       (Unaudited)       12/31/2015
                                                                  -------------   -------------    --------------   --------------
OPERATIONS:
   Net investment income (loss)...........................        $   1,604,300   $   1,863,793      $ 19,930,429   $   27,999,971
   Net realized gain (loss)...............................          (4,147,520)       7,692,653        24,313,543       70,182,866
   Net increase from payment by the advisor...............                   --              --                --               --
   Net change in unrealized appreciation (depreciation)...           12,588,930      (7,484,967)      167,872,418      (85,527,963)
                                                                  -------------   -------------    --------------   --------------
   Net increase (decrease) in net assets resulting
      from operations.....................................           10,045,710       2,071,479       212,116,390       12,654,874
                                                                  -------------   -------------    --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................           (1,561,846)     (1,868,316)      (18,248,807)     (28,470,161)
                                                                  -------------   -------------    --------------   --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................           59,730,679     146,883,652       905,464,824      703,563,120
   Cost of shares redeemed................................          (12,892,781)    (66,958,092)     (179,638,517)    (589,015,540)
                                                                  -------------   -------------    --------------   --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................           46,837,898      79,925,560       725,826,307      114,547,580
                                                                  -------------   -------------    --------------   --------------
   Total increase (decrease) in net assets................           55,321,762      80,128,723       919,693,890       98,732,293

NET ASSETS:
   Beginning of period....................................          165,814,663      85,685,940     1,188,031,066    1,089,298,773
                                                                  -------------   -------------    --------------   --------------
   End of period..........................................        $ 221,136,425   $ 165,814,663    $2,107,724,956   $1,188,031,066
                                                                  =============   =============    ==============   ==============
   Accumulated net investment income (loss)
      at end of period....................................        $      42,454   $          --    $    1,681,622   $           --
                                                                  =============   =============    ==============   ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................            4,350,002       2,250,002        49,787,986       45,137,986
   Shares sold............................................            1,550,000       3,850,000        35,450,000       29,150,000
   Shares redeemed........................................             (350,000)     (1,750,000)       (7,000,000)     (24,500,000)
                                                                  -------------   -------------    --------------   --------------
   Shares outstanding, end of period......................            5,550,002       4,350,002        78,237,986       49,787,986
                                                                  =============   =============    ==============   ==============


Page 54                 See Notes to Financial Statements

         FIRST TRUST
      VALUE LINE(R) 100
    EXCHANGE-TRADED FUND
            (FVL)
-----------------------------
   For the
 Six Months
    Ended       For the Year
  6/30/2016         Ended
 (Unaudited)     12/31/2015
-------------   -------------

$     154,702   $     188,382
     (335,763)       (464,240)
           --          95,996
    1,665,773      (1,386,028)
-------------   -------------

    1,484,712      (1,565,890)
-------------   -------------


     (142,617)       (184,307)
-------------   -------------


           --       5,252,525
   (4,756,616)    (10,497,440)
-------------   -------------

   (4,756,616)     (5,244,915)
-------------   -------------
   (3,414,521)     (6,995,112)


   53,012,960      60,008,072
-------------   -------------
$  49,598,439   $  53,012,960
=============   =============

$      12,085   $          --
=============   =============


    2,689,982       2,939,982
           --         250,000
     (250,000)       (500,000)
-------------   -------------
    2,439,982       2,689,982
=============   =============


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2016      ----------------------------------------------------------------------
                                            (UNAUDITED)        2015           2014           2013           2012           2011
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    32.92      $    33.21     $    32.47     $    22.87     $    20.09     $    22.17
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.31            0.49           0.23           0.25           0.35           0.10
Net realized and unrealized gain (loss)           0.51           (0.30)          0.76           9.62           2.83          (2.02)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                  0.82            0.19           0.99           9.87           3.18          (1.92)
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.24)          (0.48)         (0.25)         (0.27)         (0.40)         (0.16)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    33.50      $    32.92     $    33.21     $    32.47     $    22.87     $    20.09
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  2.50%           0.55%          3.08%         43.32%         15.86%         (8.69)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   45,393      $   49,551     $   51,648     $   91,080     $   41,281     $   52,328
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.77% (b)       0.73%          0.70%          0.72%          0.76%          0.71%
Ratio of net expenses to average net assets       0.60% (b)       0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                             1.84% (b)       1.46%          0.71%          0.93%          1.38%          0.40%
Portfolio turnover rate (c)                          6%             63%            49%            70%            71%            59%


FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2016      ----------------------------------------------------------------------
                                            (UNAUDITED)        2015           2014           2013           2012           2011
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    23.69      $    23.94     $    21.93     $    18.46     $    17.57     $    15.92
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.38            0.86           0.80           0.69           0.71           0.61
Net realized and unrealized gain (loss)           3.10           (0.25)          2.01           3.47           0.89           1.65
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                  3.48            0.61           2.81           4.16           1.60           2.26
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.35)          (0.86)         (0.80)         (0.69)         (0.71)         (0.61)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    26.82      $    23.69     $    23.94     $    21.93     $    18.46     $    17.57
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 14.72%           2.73%         12.96%         22.71%          9.14%         14.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $1,580,968      $  875,294     $  985,151     $  687,437     $  545,517     $  447,030
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.48% (b)       0.48%          0.49%          0.49%          0.51%          0.56%
Ratio of net expenses to average net assets       0.45% (b)       0.45%          0.45%          0.45%          0.45%          0.45%
Ratio of net investment income (loss) to
   average net assets                             3.30% (b)       3.59%          3.55%          3.61%          3.88%          3.98%
Portfolio turnover rate (c)                         52%             61%            40%            35%            31%            27%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 56                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST US IPO INDEX FUND (FPX)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2016      ----------------------------------------------------------------------
                                            (UNAUDITED)        2015           2014           2013           2012           2011
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    51.11      $    50.32     $    45.34     $    30.82     $    23.99     $    23.51
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.24            0.31           0.41           0.22           0.31           0.18
Net realized and unrealized gain (loss)          (0.58)           0.80           4.97          14.53           6.87           0.55
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                 (0.34)           1.11           5.38          14.75           7.18           0.73
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.23)          (0.32)         (0.40)         (0.23)         (0.35)         (0.25)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    50.54      $    51.11     $    50.32     $    45.34     $    30.82     $    23.99
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 (0.65)%          2.19%         11.91%         47.98%         30.01%          3.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  560,978      $  789,693     $  535,943     $  351,376     $   24,659     $   15,594
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.60% (b)       0.60%          0.60%          0.66%          1.01%          1.01%
Ratio of net expenses to average net assets       0.60% (b)       0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                             0.91% (b)       0.61%          0.89%          0.69%          1.27%          0.70%
Portfolio turnover rate (c)                         26%             41%            46%            30%            48%            44%


FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2016      ----------------------------------------------------------------------
                                            (UNAUDITED)        2015           2014           2013           2012           2011
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $   113.06      $   101.99     $    69.12     $    46.05     $    32.68     $    39.07
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.21)           0.09           0.04          (0.10)         (0.22)         (0.30)
Net realized and unrealized gain (loss)         (23.34)          11.11          32.88          23.17          13.59          (6.09)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                (23.55)          11.20          32.92          23.07          13.37          (6.39)
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               --           (0.13)         (0.05)            --             --             --
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    89.51      $   113.06     $   101.99     $    69.12     $    46.05     $    32.68
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                (20.82)%         10.97%         47.63%         50.10%         40.91%        (16.36)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  814,505      $3,437,024     $2,126,581     $  953,910     $  239,445     $  183,030
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.57% (b)       0.55%          0.58%          0.60%          0.61%          0.61%
Ratio of net expenses to average net assets       0.57% (b)       0.55%          0.58%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                            (0.30)% (b)      0.08%          0.06%         (0.26)%        (0.48)%        (0.54)%
Portfolio turnover rate (c)                         21%             30%            58%            48%            39%            44%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 57

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2016      ----------------------------------------------------------------------
                                            (UNAUDITED)        2015           2014           2013           2012           2011
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    74.64      $    61.30     $    59.84     $    39.01     $    32.28     $    34.27
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.13)          (0.14)         (0.08)         (0.11)         (0.08)         (0.10)
Net realized and unrealized gain (loss)          (2.40)          13.48           1.54          20.94           6.81          (1.87)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                 (2.53)          13.34           1.46          20.83           6.73          (1.97)
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               --              --             --             --             --          (0.02)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    72.11      $    74.64     $    61.30     $    59.84     $    39.01     $    32.28
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 (3.38)%         21.77%          2.42%         53.40%         20.85%         (5.74)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $3,068,330      $4,914,821     $1,976,793     $1,929,852     $  557,882     $  519,683
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.54% (b)       0.54%          0.54%          0.57%          0.60%          0.60%
Ratio of net expenses to average net assets       0.54% (b)       0.54%          0.54%          0.57%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                            (0.35)% (b)     (0.29)%        (0.13)%        (0.28)%        (0.23)%        (0.25)%
Portfolio turnover rate (c)                          7%             28%            27%            17%            33%            18%


FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2016      ----------------------------------------------------------------------
                                            (UNAUDITED)        2015           2014           2013           2012           2011
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    38.12      $    38.08     $    33.70     $    25.16     $    21.82     $    22.90
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.32            0.57           0.72           0.45           0.45           0.35
Net realized and unrealized gain (loss)           1.71            0.04           4.43           8.54           3.34          (1.01)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                  2.03            0.61           5.15           8.99           3.79          (0.66)
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.31)          (0.57)         (0.77)         (0.45)         (0.45)         (0.42)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    39.84      $    38.12     $    38.08     $    33.70     $    25.16     $    21.82
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  5.34%           1.64%         15.46%         35.90%         17.45%         (2.94)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  221,136      $  165,815     $   85,686     $   65,706     $   32,707     $   31,643
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.65% (b)       0.65%          0.66%          0.76%          0.83%          0.82%
Ratio of net expenses to average net assets       0.65% (b)       0.65%          0.65%          0.65%          0.65%          0.65%
Ratio of net investment income (loss) to
   average net assets                             1.72% (b)       1.59%          2.07%          1.59%          1.84%          1.51%
Portfolio turnover rate (c)                         40%             96%            89%           156%            84%           114%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 58                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2016      ----------------------------------------------------------------------
                                            (UNAUDITED)        2015           2014           2013           2012           2011
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    23.86      $    24.13     $    21.36     $    17.29     $    16.01     $    15.08
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.29            0.55           0.58           0.50           0.50           0.42
Net realized and unrealized gain (loss)           3.06           (0.26)          2.78           4.06           1.28           0.93
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                  3.35            0.29           3.36           4.56           1.78           1.35
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.27)          (0.56)         (0.59)         (0.49)         (0.50)         (0.42)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    26.94      $    23.86     $    24.13     $    21.36     $    17.29     $    16.01
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 14.08%           1.26%         15.94%         26.57%         11.17%          9.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $2,107,725      $1,188,031     $1,089,299     $  796,361     $  508,103     $  366,399
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.73% (b)       0.74%          0.75%          0.76%          0.78%          0.79%
Ratio of net expenses to average net assets       0.70% (b)       0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                             2.61% (b)       2.40%          2.63%          2.57%          3.03%          2.84%
Portfolio turnover rate (c)                         30%             82%            63%            71%            54%            53%


FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2016      ----------------------------------------------------------------------
                                            (UNAUDITED)        2015           2014           2013           2012           2011
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    19.71      $    20.41     $    18.44     $    13.27     $    12.37     $    13.52
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.06            0.07           0.11           0.06           0.15           0.08
Net realized and unrealized gain (loss)           0.62           (0.71) (d)      1.98           5.17           0.90          (1.15)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                  0.68           (0.64)          2.09           5.23           1.05          (1.07)
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.06)          (0.06)         (0.12)         (0.06)         (0.15)         (0.08)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    20.33      $    19.71     $    20.41     $    18.44     $    13.27     $    12.37
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  3.44%          (3.13)% (d)    11.33%         39.44%          8.53%         (7.92)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   49,598      $   53,013     $   60,008     $   56,058     $   45,635     $   55,543
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.88% (b)       0.84%          0.84%          0.87%          0.87%          0.82%
Ratio of net expenses to average net assets       0.70% (b)       0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                             0.65% (b)       0.32%          0.57%          0.35%          1.03%          0.47%
Portfolio turnover rate (c)                        206%            404%           325%           350%           304%           202%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions. (d) The Fund received a payment from the Advisor in the amount of $95,996 in connection with a trade error. The payment from the Advisor represents $0.03 per share. Since the Advisor reimbursed the Fund, there was no effect on the Fund's total return.


                        See Notes to Financial Statements                Page 59

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of nineteen exchange-traded funds. This report covers the eight funds listed below:

      First Trust Dow Jones Select MicroCap Index Fund - (NYSE Arca, Inc. ("NYSE
         Arca") ticker "FDM")
      First Trust Morningstar Dividend Leaders Index Fund - (NYSE Arca ticker
         "FDL")
      First Trust US IPO Index Fund - (NYSE Arca ticker "FPX")
      First Trust NYSE Arca Biotechnology Index Fund - (NYSE Arca ticker "FBT") First Trust Dow Jones Internet Index Fund - (NYSE Arca ticker "FDN")
      First Trust Capital Strength ETF - (The Nasdaq Stock Market LLC ("Nasdaq")
         ticker "FTCS")
      First Trust Value Line(R) Dividend Index Fund - (NYSE Arca ticker "FVD") First Trust Value Line(R) 100 Exchange-Traded Fund - (NYSE Arca ticker
         "FVL")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust Dow Jones Select MicroCap Index Fund                Dow Jones Select MicroCap Index(SM)
First Trust Morningstar Dividend Leaders Index Fund             Morningstar(R) Dividend Leaders Index(SM)
First Trust US IPO Index Fund                                   IPOX(R)-100 U.S. Index
First Trust NYSE Arca Biotechnology Index Fund                  NYSE Arca Biotechnology Index(SM)
First Trust Dow Jones Internet Index Fund                       Dow Jones Internet Composite Index(SM)
First Trust Capital Strength ETF                                The Capital Strength Index(TM)
First Trust Value Line(R) Dividend Index Fund                   Value Line(R) Dividend Index
First Trust Value Line(R) 100 Exchange-Traded Fund              Value Line(R) 100 Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds, each of which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of June 30, 2016, is included with each Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trust ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency) for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2016, only FDM, FPX, FBT and FDN have securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury Notes. The U.S. Treasury Notes are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury Notes can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the six months ended June 30, 2016, were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2015 was as follows:

                                                                                            Distributions       Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital        from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    ----------------
First Trust Dow Jones Select MicroCap Index Fund                         $   743,446           $    --             $    --
First Trust Morningstar Dividend Leaders Index Fund                       32,145,837                --                  --
First Trust US IPO Index Fund                                              4,530,346                --                  --
First Trust NYSE Arca Biotechnology Index Fund                             3,747,095                --                  --
First Trust Dow Jones Internet Index Fund                                         --                --                  --
First Trust Capital Strength ETF                                           1,868,316                --                  --
First Trust Value Line(R) Dividend Index Fund                             28,470,161                --                  --
First Trust Value Line(R) 100 Exchange-Traded Fund                           184,307                --                  --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

As of December 31, 2015, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    ----------------
First Trust Dow Jones Select MicroCap Index Fund                         $       --            $(21,847,201)       $    (49,207)
First Trust Morningstar Dividend Leaders Index Fund                         (58,812)            (55,945,417)         34,606,952
First Trust US IPO Index Fund                                                    --             (41,646,138)         60,432,351
First Trust NYSE Arca Biotechnology Index Fund                                   --            (141,896,651)        238,300,057
First Trust Dow Jones Internet Index Fund                                        --             (49,380,673)        405,146,228
First Trust Capital Strength ETF                                                 --             (24,133,781)          2,689,039
First Trust Value Line(R) Dividend Index Fund                                    --             (36,814,938)         15,519,987
First Trust Value Line(R) 100 Exchange-Traded Fund                               --             (83,967,724)            962,605

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of June 30, 2016, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2015, the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                         Capital      Capital      Capital
                                                           Loss        Loss         Loss         Post-        Total
                                                        Available    Available    Available   Enactment -    Capital
                                                         Through      Through      Through        No          Loss
                                                           2016        2017         2018      Expiration    Available
                                                        ----------  -----------  -----------  -----------  -----------
First Trust Dow Jones Select MicroCap Index Fund        $  902,807  $ 3,227,616  $ 5,096,533  $12,620,245  $21,847,201
First Trust Morningstar Dividend Leaders Index Fund     14,962,284   16,831,977      473,435   23,677,721   55,945,417
First Trust US IPO Index Fund                            2,682,788    1,127,563       65,058   37,770,729   41,646,138
First Trust NYSE Arca Biotechnology Index Fund           2,061,136    5,787,577    1,039,054  133,008,884  141,896,651
First Trust Dow Jones Internet Index Fund                6,295,170    1,163,966           --   41,921,537   49,380,673
First Trust Capital Strength ETF                        11,401,861   11,336,270    1,367,556       28,094   24,133,781
First Trust Value Line(R) Dividend Index Fund           16,730,748   19,646,203      437,987           --   36,814,938
First Trust Value Line(R) 100 Exchange-Traded Fund      47,805,834   29,477,928           --    6,683,962   83,967,724

During the taxable year ended December 31, 2015, the following Funds utilized capital loss carryforwards in the following amounts:

                                                           Pre-Enactment           Post-Enactment
                                                           Capital Loss             Capital Loss
                                                       Carryforward Utilized    Carryforward Utilized
                                                       ---------------------    ---------------------
First Trust Capital Strength ETF                           $         --            $    140,681
First Trust Value Line(R) Dividend Index Fund                 2,184,539                      --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for Federal income tax purposes. For the fiscal year ended December 31, 2015, the following Fund incurred and elected to defer net ordinary losses as follows:

                                                         Qualified Late Year Losses
                                                      ---------------------------------
                                                      Ordinary Losses    Capital Losses
                                                      ---------------    --------------

First Trust Morningstar Dividend Leaders Index Fund      $  58,812          $    --

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust Dow Jones Select MicroCap Index Fund                S&P Dow Jones Indices LLC
First Trust Morningstar Dividend Leaders Index Fund             Morningstar, Inc.
First Trust US IPO Index Fund                                   IPOX(R) Schuster LLC
First Trust NYSE Arca Biotechnology Index Fund                  NYSE Euronext
First Trust Dow Jones Internet Index Fund                       S&P Dow Jones Indices LLC
First Trust Capital Strength ETF                                Nasdaq, Inc.
First Trust Value Line(R) Dividend Index Fund                   Value Line Publishing, Inc.(R)
First Trust Value Line(R) 100 Exchange-Traded Fund              Value Line Publishing, Inc.(R)

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
First Trust Dow Jones Select MicroCap Index Fund                    0.50%
First Trust Morningstar Dividend Leaders Index Fund                 0.30%
First Trust US IPO Index Fund                                       0.40%
First Trust NYSE Arca Biotechnology Index Fund                      0.40%
First Trust Dow Jones Internet Index Fund                           0.40%
First Trust Capital Strength ETF                                    0.50%
First Trust Value Line(R) Dividend Index Fund                       0.50%
First Trust Value Line(R) 100 Exchange-Traded Fund                  0.50%

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

The Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2018.

                                                                 Expense Cap
                                                              -----------------
First Trust Dow Jones Select MicroCap Index Fund                    0.60%
First Trust Morningstar Dividend Leaders Index Fund                 0.45%
First Trust US IPO Index Fund                                       0.60%
First Trust NYSE Arca Biotechnology Index Fund                      0.60%
First Trust Dow Jones Internet Index Fund                           0.60%
First Trust Capital Strength ETF                                    0.65%
First Trust Value Line(R) Dividend Index Fund                       0.70%
First Trust Value Line(R) 100 Exchange-Traded Fund                  0.70%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. These amounts are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the six months ended June 30, 2016 and the fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                                Fees Waived or Expenses Borne
                                                                              by First Trust Subject to Recovery
                                                                       ------------------------------------------------
                                           Advisory                       Year         Year         Year      Six Months
                                              Fee         Expense        Ended        Ended        Ended        Ended
                                            Waivers    Reimbursement   12/31/2013   12/31/2014   12/31/2015   6/30/2016     Total
                                           ---------   -------------   ----------   ----------   ----------   ----------  ----------
First Trust Dow Jones Select
   MicroCap Index Fund                     $  39,581   $          --   $   72,007   $   66,284   $   69,191   $   39,581  $  247,063
First Trust Morningstar Dividend
   Leaders Index Fund                        161,147              --      115,157      273,147      260,965      161,147     810,416
First Trust US IPO Index Fund                    576              --       56,005       23,043           --          576      79,624
First Trust NYSE Arca
   Biotechnology Index Fund                       --              --           --           --           --           --          --
First Trust Dow Jones Internet
    Index Fund                                    --              --           --           --           --           --          --
First Trust Capital Strength ETF                  --              --       15,252        4,069           --           --      19,321
First Trust Value Line(R) Dividend
    Index Fund                               263,592              --      198,684      408,933      464,054      263,592   1,335,263
First Trust Value Line(R) 100
   Exchange-Traded Fund                       43,073              --       40,707       85,675       83,472       43,073     252,927

During the six months ended June 30, 2016, First Trust recovered fees that were previously waived from First Trust Capital Strength ETF of $21,771.

During the fiscal year ended December 31, 2015, the First Trust Value Line(R) 100 Exchange-Traded Fund received a payment from the Advisor of $95,996 in connection with a trade error.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund or is an index fund.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2016, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Dow Jones Select MicroCap Index Fund                  $     2,849,455   $     2,659,348
First Trust Morningstar Dividend Leaders Index Fund                   647,353,456       640,949,990
First Trust US IPO Index Fund                                         159,123,241       159,326,857
First Trust NYSE Arca Biotechnology Index Fund                        306,864,062       305,443,428
First Trust Dow Jones Internet Index Fund                             251,372,472       253,788,024
First Trust Capital Strength ETF                                       76,864,579        76,681,081
First Trust Value Line(R) Dividend Index Fund                         472,794,698       469,153,968
First Trust Value Line(R) 100 Exchange-Traded Fund                    100,910,286       100,928,439

For the six months ended June 30, 2016, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Dow Jones Select MicroCap Index Fund                  $            --   $     4,906,288
First Trust Morningstar Dividend Leaders Index Fund                 1,176,037,617       627,491,376
First Trust US IPO Index Fund                                           2,541,203       205,925,264
First Trust NYSE Arca Biotechnology Index Fund                        388,654,655     2,171,444,125
First Trust Dow Jones Internet Index Fund                             273,976,110     1,777,928,161
First Trust Capital Strength ETF                                       59,557,271        12,879,947
First Trust Value Line(R) Dividend Index Fund                         903,293,025       179,209,585
First Trust Value Line(R) 100 Exchange-Traded Fund                             --         4,757,191

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities            Creation
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                             1-100                    $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities           Redemption
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                             1-100                    $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before June 30, 2017.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase exchange-traded fund ("ETF") shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.


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ADDITIONAL INFORMATION (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

Each Fund will be concentrated in the securities of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than less concentrated funds.

With the exception of First Trust Dow Jones Select MicroCap Index Fund, First Trust Value Line(R) Dividend Index Fund and First Trust Value Line(R) 100 Exchange-Traded Fund, each Fund is considered to be non-diversified. As a result, those Funds are exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invest in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

The First Trust Dow Jones Select MicroCap Index Fund invests in micro-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger, more established companies.

The First Trust Dow Jones Internet Index Fund invests in stocks of companies in the technology sector. You should be aware that an investment in a portfolio which invests in a particular sector involves additional risks, including limited diversification. The companies engaged in the technology sector are subject to fierce competition and high research and development costs, and their products and services may be subject to rapid obsolescence.

The First Trust NYSE Arca Biotechnology Index Fund is concentrated in stocks of companies in the biotechnology sector.

You should be aware that an investment in a portfolio which is concentrated in a particular sector involves additional risks, including limited diversification. The companies engaged in the biotechnology sector are subject to fierce competition, substantial research and development costs, governmental regulations and pricing constraints, and their products and services may be subject to rapid obsolescence.

The First Trust NYSE Arca Biotechnology Index Fund invests in the securities of companies in the health care sector. Because companies in the health care sector are involved in medical services or health care including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, general problems of these companies include extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulations.

The First Trust US IPO Index Fund invests in companies that have recently conducted an initial public offering. The stocks of such companies are often subject to extreme price volatility and speculative trading.

The First Trust Dow Jones Select Micro Cap Index Fund and First Trust Capital Strength ETF invest in securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations. The downturn in the U.S. and world economies has adversely affected banks, thrifts and other companies in the financials sector.

The First Trust Dow Jones Internet Index Fund invests in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins. The First Trust Dow Jones Internet Index Fund invests in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards and frequent new product introductions. The Fund's investment in Internet companies may also be subject to the risk of owning small capitalization companies that have recently begun operations.

The First Trust US IPO Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund and First Trust Dow Jones Internet Index Fund invest in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.


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ADDITIONAL INFORMATION (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

The First Trust Morningstar Dividend Leaders Index Fund and First Trust Value Line(R) Dividend Index Fund invest in the securities of utilities companies. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. Utilities issuers have been experiencing certain of these problems to varying degrees.

With the exception of First Trust Capital Strength ETF and First Trust Dow Jones Select MicroCap Index Fund, the Funds may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

Because a Fund's corresponding index may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks of non-U.S. companies, the investments of certain Funds, including but not limited to, the First Trust Value Line(R) 100 Exchange-Traded Fund, involves risks of investing in non-U.S. securities that are in addition to the risk associated with domestic securities. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, non-U.S. companies are exposed to additional economic, political, social or diplomatic events. ADRs and ADSs also involve substantially identical risks to those associated with investments in non-U.S. securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

     BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT
                              MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of the First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the following eight series of the Trust (each a "Fund" and collectively, the "Funds"):

      First Trust Value Line(R) 100 Exchange-Traded Fund (FVL) First Trust Value Line(R) Dividend Index Fund (FVD)
      First Trust Dow Jones Select MicroCap Index Fund (FDM) First Trust Morningstar Dividend Leaders Index Fund (FDL) First Trust US IPO Index Fund (FPX)
      First Trust NYSE Arca Biotechnology Index Fund (FBT) First Trust Dow Jones Internet Index Fund (FDN)
      First Trust Capital Strength ETF (FTCS)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's MPI Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at a


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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds. The Board considered the background and experience of the persons responsible for the day-to-day management of the Funds. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective and policies.

The Board considered the advisory fee rate payable by each Fund under the Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through April 30, 2018. For each Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fee was waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Groups, as well as advisory fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund's MPI Peer Group included peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio of FDN was below the median total (net) expense ratio of the peer funds in its MPI Peer Group, the total (net) expense ratio of FDM was equal to the median total (net) expense ratio of the peer funds in its MPI Peer Group and that the total (net) expense ratios of FDL, FVD, FBT, FTCS, FVL and FPX were above the median total (net) expense ratio of the peer funds in each Fund's respective MPI Peer Group. With respect to the MPI Peer Groups, the Board discussed with representatives of the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Funds and other clients that limited their comparability. In considering the advisory fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information for periods ended December 31, 2015 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was consistent with the Fund's prospectus. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to its respective MPI Peer Group and to a broad-based benchmark, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the fees, expenses and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.


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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2015 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.


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FIRST TRUST


FIRST TRUST EXCHANGE-TRADED FUND


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund
   Book 2

First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN) First Trust S&P REIT Index Fund (FRI)
First Trust ISE Water Index Fund (FIW)
First Trust ISE-Revere Natural Gas Index Fund (FCG)
First Trust ISE Chindia Index Fund (FNI)
First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)


Semi-Annual Report
June 30, 2016

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TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 JUNE 30, 2016

Shareholder Letter...........................................................  2
Market Overview..............................................................  3
Fund Performance Overview
   First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)...................  4
   First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)................  6
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT).............  8
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN)........ 10
   First Trust S&P REIT Index Fund (FRI)..................................... 12
   First Trust ISE Water Index Fund (FIW).................................... 14
   First Trust ISE-Revere Natural Gas Index Fund (FCG)....................... 16
   First Trust ISE Chindia Index Fund (FNI).................................. 18
   First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)................ 20
Notes to Fund Performance Overview........................................... 22
Understanding Your Fund Expenses............................................. 23
Portfolio of Investments
   First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)................... 25
   First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)................ 28
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)............. 29
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN)........ 32
   First Trust S&P REIT Index Fund (FRI)..................................... 34
   First Trust ISE Water Index Fund (FIW).................................... 37
   First Trust ISE-Revere Natural Gas Index Fund (FCG)....................... 39
   First Trust ISE Chindia Index Fund (FNI).................................. 41
   First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)................ 44
Statements of Assets and Liabilities......................................... 48
Statements of Operations..................................................... 50
Statements of Changes in Net Assets.......................................... 52
Financial Highlights......................................................... 56
Notes to Financial Statements................................................ 61
Additional Information....................................................... 70


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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in each Fund. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2016

Dear Shareholders:

Thank you for your investment in First Trust Exchange-Traded Fund (the "Trust").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report which contains detailed information about your investment for the six months ended June 30, 2016, including a market overview and the financial reports for the period. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember. First, the U.S. economy grew, despite the massive decline in oil prices. Second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. Early in 2016, many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index declined by 10.27%. Since then, the market has made a steady comeback, and as of June 30, 2016, the S&P 500(R) Index was up 15.73%.

First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investment opportunities each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2016

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

One of the reasons cited by the Federal Reserve for not raising interest rates beyond the initial 0.25% hike in the federal funds target rate on December 16, 2015 is the slowdown in global growth. The International Monetary Fund reduced its global growth estimate for 2016 from 3.4% in January to 3.2% in April. It also shaved its 2017 estimate by 0.1% to 3.5%, according to its own release. To help put this concern into perspective, the rate was 5.4% in 2010.

Shocks can come from anywhere at any time. The Brexit (British + Exit) vote held on June 23, 2016 certainly qualifies. The citizens of the United Kingdom ("U.K.") voted 52% to 48% to leave the European Union ("EU"), according to the BBC. The news was not well-received by the global equities markets. It is not known how it might impact the European recovery underway. In the two trading days (June 24 & June 27) following the vote, total world equity market capitalization ("cap") dropped from $63.81 trillion to $60.17 trillion, or a decline of $3.64 trillion, according to Bloomberg. The global equities markets, however, rebounded to close on June 30 at a combined market cap of $62.70 trillion. The U.K. and the EU are likely going to need months to negotiate Brexit.

ETFGI, an industry research group, reported that total assets invested in exchange-traded funds ("ETFs") and other exchange-traded products ("ETPs") reached a record high of $3.18 trillion globally in June 2016, according to its own release. Total assets invested in U.S. ETFs/ETPs reached a record high $2.26 trillion in June 2016.

U.S. STOCKS AND BONDS

In the first six months of 2016, the major U.S. stock indices posted positive results. The S&P 500(R) Index, S&P MidCap 400 Index and S&P SmallCap 600(R) Index posted total returns of 3.84%, 7.93%, and 6.23%, respectively, according to Bloomberg. Eight of the 10 major S&P 500(R) Index sectors posted positive total returns. The top performing sectors were Telecommunication Services, Utilities and Energy, up 24.85%, 23.41% and 16.10%, respectively. The two sectors that posted losses were Financials and Information Technology, down 3.05% and 0.32%, respectively.

The stock market appeared to rebound with the recovery in the price of crude oil in mid-February. Crude oil began its plunge in June 2014. It declined from a 2014-high of $107.26 per barrel on June 20, 2014 to a low of $26.21 per barrel on February 11, 2016, according to Bloomberg. It fell 29.24% from December 31, 2015 through February 11, 2016, and then rebounded by 84.40% to $48.33 per barrel on June 30, 2016. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index posted a total return of -10.27%, according to Bloomberg. From February 11, 2016 through June 30, 2016, the index gained 15.73%. Energy stocks had been the best performing sector for a decade. From June 30, 2004 through June 30, 2014, the S&P 500(R) Energy Index posted a cumulative total return of 254.41%, according to Bloomberg. The next best performing sector was utilities, up 176.37%, as measured by the S&P 500(R) Utilities Index for the same period.

In the U.S. bond market, the top-performing major debt group was high yield corporate bonds. The Barclays U.S. Corporate High Yield Index posted a total return of 9.06%. The worst performing major debt group was mortgages, though the group still generated a positive return. The Barclays GNMA 30-Year Index posted a total return of 2.67%. The yield on the benchmark 10-Year Treasury note (T-Note) declined by 80 basis points, from 2.27% (December 31, 2015) to 1.47% (June 30, 2016). Over the past decade, the average yield on the 10-Year T-Note was 2.31%.

FOREIGN STOCKS AND BONDS

The U.S. dollar declined by 2.52% against a basket of major currencies in the first six months of 2016, as measured by the U.S. Dollar Index (DXY). DXY had appreciated 23.63% in the 18-month period ended December 31, 2015. With respect to U.S. investors, a stronger U.S. dollar can negatively impact returns on foreign securities.

Due to a dip in the value of the U.S. dollar and some downward pressure on interest rates in most major economies around the globe, foreign bond indices performed well in the first six months of 2016. The Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 9.06% (USD), while the Barclays Global Aggregate Index of higher quality debt rose 8.96%
(USD). Foreign equities finished mixed. The MSCI Emerging Markets Index of stocks posted a total return of 6.41% (USD), while the MSCI World Index (excluding the U.S.) posted a total return of -2.98% (USD).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

The First Trust NASDAQ-100 Equal Weighted Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is the equal-weighted version of the NASDAQ-100 Index(R), which includes 100 of the largest non-financial securities listed on The Nasdaq Stock Market LLC ("Nasdaq") based on market capitalization. The Index contains the same securities as the NASDAQ-100 Index(R), but each of the securities is initially set at a weight of 1.00% of the Index which is rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended      (4/19/06)      Ended      Ended      (4/19/06)
                                      6/30/16     6/30/16    6/30/16    6/30/16     to 6/30/16    6/30/16    6/30/16     to 6/30/16
FUND PERFORMANCE
NAV                                    -2.88%     -3.02%     11.45%       9.15%        8.10%       71.92%    139.94%      121.22%
Market Value                           -2.90%     -3.08%     11.43%       9.14%        8.09%       71.77%    139.70%      121.12%

INDEX PERFORMANCE
NASDAQ-100 Equal Weighted Index(SM)    -2.63%     -2.42%     12.15%       9.83%        8.77%       77.40%    155.38%      135.71%
S&P 500(R) Index                        3.84%      3.99%     12.10%       7.42%        6.99%       77.02%    104.65%       99.22%
NASDAQ-100 Index(R)                    -3.17%      1.77%     15.16%      11.92%       10.64%      102.54%    208.41%      180.45%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        41.19%
Consumer Discretionary                        26.90
Health Care                                   16.81
Consumer Staples                               6.11
Industrials                                    5.90
Telecommunication Services                     3.09
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
NetEase, Inc., ADR                             1.17%
Micron Technology, Inc.                        1.12
Paychex, Inc.                                  1.08
Cerner Corp.                                   1.08
SBA Communications Corp., Class A              1.07
Ctrip.com International Ltd., ADR              1.07
Intuit, Inc.                                   1.05
JD.com, Inc., ADR                              1.04
Akamai Technologies, Inc.                      1.04
Seagate Technology PLC                         1.04
                                             -------
   Total                                      10.76%
                                             =======

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Equal Weighted Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW) (CONTINUED)

                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            APRIL 19, 2006 - JUNE 30, 2016

             First Trust NASDAQ-100       NASDAQ-100 Equal     S&P 500(R)    NASDAQ-100
            Equal Weighted Index Fund    Weighted Index(SM)      Index        Index(R)
04/06                $10,000                  $10,000           $10,000       $10,000
12/06                 10,060                   10,097            10,975        10,168
06/07                 11,050                   11,117            11,739        11,217
12/07                 11,040                   11,142            11,579        12,124
06/08                  9,673                    9,785            10,199        10,708
12/08                  6,187                    6,292             7,295         7,084
06/09                  7,653                    7,803             7,526         8,671
12/09                  9,871                   10,100             9,225        10,954
06/10                  9,314                    9,561             8,612        10,278
12/10                 11,968                   12,321            10,616        13,161
06/11                 12,867                   13,288            11,254        13,849
12/11                 11,636                   12,063            10,839        13,645
06/12                 12,704                   13,203            11,868        15,750
12/12                 13,365                   13,927            12,574        16,145
06/13                 15,450                   16,172            14,312        17,774
12/13                 18,704                   19,636            16,646        22,109
06/14                 20,197                   21,268            17,835        23,849
12/14                 22,283                   23,531            18,927        26,396
06/15                 22,811                   24,159            19,160        27,556
12/15                 22,779                   24,210            19,189        28,964
06/16                 22,123                   23,573            19,926        28,046

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2011 through June 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             151             0              0            0
01/01/12 - 12/31/12             157             0              0            0
01/01/13 - 12/31/13             203             0              0            0
01/01/14 - 12/31/14             161             3              0            0
01/01/15 - 12/31/15             126             1              0            0
01/01/16 - 06/30/16              32             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             101             0              0            0
01/01/12 - 12/31/12              92             1              0            0
01/01/13 - 12/31/13              49             0              0            0
01/01/14 - 12/31/14              87             1              0            0
01/01/15 - 12/31/15             122             3              0            0
01/01/16 - 06/30/16              93             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

The First Trust NASDAQ-100-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq based on market capitalization. The NASDAQ-100 Index(R) is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended      (4/19/06)      Ended      Ended      (4/19/06)
                                      6/30/16     6/30/16    6/30/16    6/30/16     to 6/30/16    6/30/16    6/30/16     to 6/30/16
FUND PERFORMANCE
NAV                                     2.93%      4.09%     12.08%      10.05%       8.51%       76.83%     160.63%      130.01%
Market Value                            2.86%      4.07%     12.07%      10.04%       8.51%       76.79%     160.27%      129.95%

INDEX PERFORMANCE
NASDAQ-100 Technology Sector Index(SM)  3.30%      4.79%     12.79%      10.75%       9.20%       82.55%     177.63%      145.28%
S&P 500(R) Index                        3.84%      3.99%     12.10%       7.42%       6.99%       77.02%     104.65%       99.22%
S&P 500 Information Technology Index   -0.32%      4.79%     13.42%      10.02%       8.62%       87.69%     159.96%      132.40%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION (1)             LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        96.94%
Health Care                                    3.06
                                             -------
   Total                                     100.00%
                                             =======

(1) The above sector classification is based on Standard & Poor's Global Industry Classification Standard ("GICS"), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark ("ICB") system, the joint classification system of Dow Jones Indexes and FTSE Group.


-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
NetEase, Inc., ADR                             3.33%
Micron Technology, Inc.                        3.19
Cerner Corp.                                   3.06
Intuit, Inc.                                   2.99
Akamai Technologies, Inc.                      2.95
Seagate Technology PLC                         2.95
Intel Corp.                                    2.92
Symantec Corp.                                 2.90
Applied Materials, Inc.                        2.88
Microsoft Corp.                                2.87
                                             -------
   Total                                      30.04%
                                             =======

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Technology Sector Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC) (CONTINUED)

                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               APRIL 19, 2006 - JUNE 30, 2016

                 First Trust             NASDAQ-100
            NASDAQ-100- Technology    Technology Sector    S&P 500 Information    S&P 500(R)
              Sector Index Fund           Index(SM)         Technology Index        Index
04/06              $10,000                 $10,000               $10,000           $10,000
12/06                9,985                  10,020                10,296            10,975
06/07               10,925                  10,989                11,256            11,739
12/07               10,750                  10,847                11,975            11,579
06/08                9,755                   9,872                10,409            10,199
12/08                5,885                   5,983                 6,809             7,295
06/09                7,890                   8,048                 8,502             7,526
12/09               10,587                  10,838                11,011             9,224
06/10                9,782                  10,041                 9,847             8,611
12/10               12,907                  13,293                12,133            10,615
06/11               13,006                  13,435                12,383            11,253
12/11               12,165                  12,606                12,426            10,839
06/12               12,720                  13,222                14,084            11,868
12/12               13,141                  13,702                14,269            12,574
06/13               14,681                  15,357                15,175            14,312
12/13               18,150                  19,047                18,325            16,646
06/14               20,531                  21,615                19,963            17,835
12/14               22,656                  23,930                22,011            18,927
06/15               22,096                  23,404                22,178            19,160
12/15               22,343                  23,741                23,316            19,189
06/16               22,998                  24,524                23,241            19,926

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2011 through June 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             161             0              0            0
01/01/12 - 12/31/12             132             0              0            0
01/01/13 - 12/31/13             170             0              0            0
01/01/14 - 12/31/14             171             4              0            0
01/01/15 - 12/31/15             164             2              0            0
01/01/16 - 06/30/16              47             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11              91             0              0            0
01/01/12 - 12/31/12             117             1              0            0
01/01/13 - 12/31/13              81             1              0            0
01/01/14 - 12/31/14              76             1              0            0
01/01/15 - 12/31/15              85             1              0            0
01/01/16 - 06/30/16              78             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

The First Trust NASDAQ-100 Ex-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index contains securities of the NASDAQ-100 Index(R) that are not classified as "technology" according to the Industry Classification Benchmark classification system and, as a result, is a subset of the NASDAQ-100 Index(R). The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq based on market capitalization. The Index is equally-weighted and is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 15, 2007.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL               CUMULATIVE
                                                                                   TOTAL RETURNS              TOTAL RETURNS
                                                      6 Months     1 Year      5 Years     Inception      5 Years     Inception
                                                       Ended        Ended       Ended       (2/8/07)       Ended       (2/8/07)
                                                      6/30/16      6/30/16     6/30/16     to 6/30/16     6/30/16     to 6/30/16
FUND PERFORMANCE
NAV                                                    -6.05%      -6.66%      11.23%        7.87%        70.28%       103.69%
Market Value                                           -5.93%      -6.71%      11.23%        7.87%        70.24%       103.64%

INDEX PERFORMANCE
NASDAQ-100 Ex-Tech Sector Index(SM)                    -5.86%      -6.14%      11.92%        8.55%        75.63%       116.03%
Russell 1000(R) Index                                   3.74%       2.93%      11.88%        6.36%        75.31%        78.41%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        41.36%
Health Care                                   24.31
Information Technology                        11.02
Consumer Staples                               9.43
Industrials                                    9.11
Telecommunication Services                     4.77
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Paychex, Inc.                                  1.67%
SBA Communications Corp., Class A              1.66
Ctrip.com International Ltd., ADR              1.65
JD.com, Inc., ADR                              1.61
Automatic Data Processing, Inc.                1.60
Whole Foods Market, Inc.                       1.60
Comcast Corp., Class A                         1.60
Ross Stores, Inc.                              1.60
Kraft Heinz (The) Co.                          1.59
O'Reilly Automotive, Inc.                      1.59
                                             -------
   Total                                      16.17%
                                             =======

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Ex-Tech Sector Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT) (CONTINUED)

                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         FEBRUARY 8, 2007 - JUNE 30, 2016

      First Trust NASDAQ-100 Ex-Technology    NASDAQ-100 Ex-Tech    Russell 1000(R)
               Sector Index Fund               Sector Index(SM)          Index
02/07               $10,000                        $10,000              $10,000
12/07                10,595                         10,653               10,282
06/08                 9,057                          9,126                9,131
12/08                 6,029                          6,102                6,417
06/09                 7,060                          7,165                6,694
12/09                 8,848                          9,009                8,241
06/10                 8,454                          8,633                7,714
12/10                10,674                         10,935                9,568
06/11                11,961                         12,294               10,177
12/11                10,558                         10,894                9,711
06/12                11,906                         12,317               10,622
12/12                12,703                         13,172               11,306
06/13                15,089                         15,721               12,879
12/13                17,942                         18,744               15,050
06/14                18,764                         19,668               16,144
12/14                20,697                         21,749               17,043
06/15                21,821                         23,016               17,334
12/15                21,679                         22,947               17,199
06/16                20,367                         21,602               17,842

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2011 through June 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             159             0              0            0
01/01/12 - 12/31/12             127             1              0            0
01/01/13 - 12/31/13             145            13              0            0
01/01/14 - 12/31/14             151            14              0            0
01/01/15 - 12/31/15             201             6              0            0
01/01/16 - 06/30/16              38             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11              93             0              0            0
01/01/12 - 12/31/12             111            11              0            0
01/01/13 - 12/31/13              82            12              0            0
01/01/14 - 12/31/14              79             7              1            0
01/01/15 - 12/31/15              42             3              0            0
01/01/16 - 06/30/16              87             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) Green Energy Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equity index designed to track the performance of clean energy companies that are publicly traded in the United States and includes companies engaged in manufacturing, development, distribution and installation of emerging clean-energy technologies including, but not limited to, solar photovoltaics, biofuels and advanced batteries. The Index is a modified market capitalization weighted index in which larger companies receive a larger Index weighting. The Index weighting methodology also includes caps to prevent high concentrations among larger alternative energy stocks. The Index is reconstituted semi-annually in March and September and rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 14, 2007.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL               CUMULATIVE
                                                                                   TOTAL RETURNS              TOTAL RETURNS
                                                      6 Months     1 Year      5 Years     Inception      5 Years     Inception
                                                       Ended        Ended       Ended       (2/8/07)       Ended       (2/8/07)
                                                      6/30/16      6/30/16     6/30/16     to 6/30/16     6/30/16     to 6/30/16
FUND PERFORMANCE
NAV                                                    -9.80%      -21.36%     -0.49%        -3.08%       -2.41%       -25.44%
Market Value                                           -9.86%      -21.41%     -0.51%        -3.08%       -2.53%       -25.48%

INDEX PERFORMANCE
NASDAQ(R) Clean Edge(R) Green Energy Index            -10.03%      -21.53%     -0.69%        -2.87%       -3.41%       -23.89%
Russell 2000(R) Index                                   2.22%       -6.73%      8.35%         5.19%       49.35%        60.77%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        54.53%
Industrials                                   19.74
Utilities                                     14.15
Consumer Discretionary                         7.79
Energy                                         2.40
Financials                                     1.39
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Linear Technology Corp.                        8.05%
Acuity Brands, Inc.                            7.84
Tesla Motors, Inc.                             7.79
First Solar, Inc.                              7.49
Hexcel Corp.                                   5.85
Universal Display Corp.                        4.13
Cree, Inc.                                     4.05
Microsemi Corp.                                3.96
SolarCity Corp.                                3.88
AVX Corp.                                      3.75
                                             -------
   Total                                      56.79%
                                             =======

-----------------------------
Nasdaq(R) and Clean Edge(R) are the registered trademarks (the "Marks") of Nasdaq, Inc. ("Nasdaq") and Clean Edge, Inc. ("Clean Edge(R)") respectively. Nasdaq and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       FEBRUARY 8, 2007 - JUNE 30, 2016

            First Trust NASDAQ(R)
             Clean Edge(R) Green     NASDAQ(R) Clean Edge(R)    Russell 2000(R)
              Energy Index Fund        Green Energy Index            Index
02/07              $10,000                   $10,000                $10,000
12/07               15,430                    15,522                  9,489
06/08               12,350                    12,472                  8,599
12/08                5,595                     5,675                  6,283
06/09                6,920                     7,038                  6,449
12/09                8,045                     8,213                  7,990
06/10                6,665                     6,824                  7,834
12/10                8,210                     8,434                 10,136
06/11                7,640                     7,879                 10,765
12/11                4,825                     4,992                  9,713
06/12                4,670                     4,822                 10,542
12/12                4,801                     4,927                 11,301
06/13                7,177                     7,346                 13,093
12/13                9,111                     9,329                 15,688
06/14               10,479                    10,732                 16,188
12/14                8,834                     9,037                 16,455
06/15                9,481                     9,700                 17,237
12/15                8,266                     8,460                 15,729
06/16                7,456                     7,611                 16,078

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2011 through June 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             125             5              0            0
01/01/12 - 12/31/12              37             6              1            0
01/01/13 - 12/31/13             168             5              0            0
01/01/14 - 12/31/14             122             3              0            0
01/01/15 - 12/31/15             160             1              0            0
01/01/16 - 06/30/16              37             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             116             6              0            0
01/01/12 - 12/31/12             153            52              1            0
01/01/13 - 12/31/13              75             4              0            0
01/01/14 - 12/31/14             124             3              0            0
01/01/15 - 12/31/15              89             2              0            0
01/01/16 - 06/30/16              88             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI)

The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P United States REIT Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a subset of the S&P Developed REIT Index, which measures the performance of more than 200 REITs or REIT-like structures in 15 developed markets. The S&P Developed REIT Index is a sub-index of the S&P Global REIT Index. The S&P Developed REIT Index aims to represent an accurate measure of the REIT developed equity market, reflecting the risk and return characteristics of this broad universe on an on-going basis. The Index contains those constituents of the S&P Developed REIT Index that are domiciled in the United States. As of March 31, 2016, the Index is comprised of 155 companies. The Index includes the securities of small and mid cap companies. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 10, 2007.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL               CUMULATIVE
                                                                                   TOTAL RETURNS              TOTAL RETURNS
                                                      6 Months     1 Year      5 Years     Inception      5 Years     Inception
                                                       Ended        Ended       Ended       (5/8/07)       Ended       (5/8/07)
                                                      6/30/16      6/30/16     6/30/16     to 6/30/16     6/30/16     to 6/30/16
FUND PERFORMANCE
NAV                                                    12.96%      22.97%      11.85%        4.96%        75.03%        55.74%
Market Value                                           12.90%      23.08%      11.84%        4.97%        74.99%        55.81%

INDEX PERFORMANCE
S&P United States REIT Index*                          13.29%      23.71%      12.45%         N/A         79.83%         N/A
FTSE EPRA/NAREIT North America Index                   13.12%      22.60%      11.56%        5.15%        72.77%        58.32%
Russell 3000(R) Index                                   3.62%       2.14%      11.60%        5.96%        73.08%        69.80%
-----------------------------------------------------------------------------------------------------------------------------------

* On November 6, 2008, the Fund's underlying index changed from the S&P REIT Composite Index to the S&P United States REIT Index. Effective December 31, 2008, the S&P REIT Composite Index was discontinued. Therefore, the Fund's performance and historical returns shown for the periods prior to November 6, 2008 are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
REIT CLASSIFICATION                   LONG-TERM INVESTMENTS
-----------------------------------------------------------
Retail                                        25.54%
Residential                                   16.06
Specialized                                   14.51
Health Care                                   12.82
Office                                        12.26
Diversified                                    7.62
Industrial                                     6.12
Hotel & Resort                                 5.07
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Simon Property Group, Inc.                     8.26%
Public Storage                                 4.63
Welltower, Inc.                                3.35
Prologis, Inc.                                 3.17
Equity Residential                             3.10
AvalonBay Communities, Inc.                    3.04
Ventas, Inc.                                   3.03
Boston Properties, Inc.                        2.49
Realty Income Corp.                            2.20
Vornado Realty Trust                           2.19
                                             -------
   Total                                      35.46%
                                             =======

-----------------------------
Standard & Poor's(R), S&P(R) and S&P United States REIT Index are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and have been licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI) (CONTINUED)

               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       MAY 8, 2007 - JUNE 30, 2016

            First Trust S&P REIT     FTSE EPRA/NAREIT      Russell 3000(R)
                 Index Fund         North America Index         Index
05/07             $10,000                 $10,000              $10,000
12/07               8,093                   8,206                9,811
06/08               7,739                   7,843                8,728
12/08               4,947                   4,872                6,151
06/09               4,319                   4,381                6,405
12/09               6,333                   6,442                7,889
06/10               6,679                   6,772                7,412
12/10               8,090                   8,287                9,225
06/11               8,899                   9,163                9,811
12/11               8,729                   8,965                9,319
06/12              10,007                  10,276               10,188
12/12              10,247                  1,0593               10,849
06/13              10,871                  11,091               12,374
12/13              10,434                  10,728               14,489
06/14              12,245                  12,560               15,495
12/14              13,523                  13,748               16,308
06/15              12,667                  12,915               16,624
12/15              13,789                  13,997               16,386
06/16              15,576                  15,833               16,979

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2011 through June 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             149             1              0            0
01/01/12 - 12/31/12             159             0              0            0
01/01/13 - 12/31/13             130             0              0            0
01/01/14 - 12/31/14             193             0              0            0
01/01/15 - 12/31/15             130             0              0            0
01/01/16 - 06/30/16              76             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             102             0              0            0
01/01/12 - 12/31/12              91             0              0            0
01/01/13 - 12/31/13             122             0              0            0
01/01/14 - 12/31/14              59             0              0            0
01/01/15 - 12/31/15             122             0              0            0
01/01/16 - 06/30/16              49             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE WATER INDEX FUND (FIW)

The First Trust ISE Water Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Water(TM) Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a modified market capitalization weighted index comprised of 34 stocks that derive a substantial portion of their revenues from the potable and wastewater industries. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL               CUMULATIVE
                                                                                   TOTAL RETURNS              TOTAL RETURNS
                                                      6 Months     1 Year      5 Years     Inception      5 Years     Inception
                                                       Ended        Ended       Ended       (5/8/07)       Ended       (5/8/07)
                                                      6/30/16      6/30/16     6/30/16     to 6/30/16     6/30/16     to 6/30/16
FUND PERFORMANCE
NAV                                                    17.39%      13.38%       9.73%        7.24%        59.07%        89.45%
Market Value                                           17.51%      13.45%       9.74%        7.24%        59.17%        89.50%

INDEX PERFORMANCE
ISE Water(TM) Index                                    17.80%      14.14%      10.48%        7.96%        64.58%       101.48%
Russell 3000(R) Index                                   3.62%       2.14%      11.60%        5.96%        73.08%        69.80%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                   56.51%
Utilities                                     18.61
Health Care                                   12.25
Materials                                      5.73
Information Technology                         4.92
Financials                                     1.98
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
American Water Works Co., Inc.                 4.39%
IDEXX Laboratories, Inc.                       4.21
Danaher Corp.                                  4.10
Roper Technologies, Inc.                       3.99
Ashland, Inc.                                  3.97
Pentair PLC                                    3.96
Agilent Technologies, Inc.                     3.94
Xylem, Inc.                                    3.92
IDEX Corp.                                     3.85
Aqua America, Inc.                             3.72
                                             -------
   Total                                      40.05%
                                             =======

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Water(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the ISE Water(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE WATER INDEX FUND (FIW) (CONTINUED)

          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  MAY 8, 2007 - JUNE 30, 2016

            First Trust ISE     ISE Water(TM)    Russell 3000(R)
            Water Index Fund        Index             Index
05/07           $10,000            $10,000           $10,000
12/07            11,212             11,260             9,811
06/08            10,992             11,056             8,728
12/08             7,915              7,987             6,151
06/09             8,168              8,276             6,405
12/09             9,522              9,681             7,889
06/10             8,989              9,168             7,412
12/10            11,378             11,653             9,225
06/11            11,910             12,243             9,811
12/11            10,738             11,076             9,319
06/12            11,803             12,225            10,188
12/12            13,619             14,153            10,849
06/13            14,585             15,220            12,374
12/13            17,830             18,667            14,489
06/14            18,338             19,251            15,495
12/14            17,894             18,847            16,308
06/15            16,709             17,652            16,624
12/15            16,138             17,103            16,386
06/16            18,944             20,147            16,979

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2011 through June 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             131             0              0            0
01/01/12 - 12/31/12             121             1              0            0
01/01/13 - 12/31/13             197             0              0            0
01/01/14 - 12/31/14             195             0              0            0
01/01/15 - 12/31/15             133             0              0            0
01/01/16 - 06/30/16              66             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             121             0              0            0
01/01/12 - 12/31/12             127             1              0            0
01/01/13 - 12/31/13              55             0              0            0
01/01/14 - 12/31/14              56             1              0            0
01/01/15 - 12/31/15             119             0              0            0
01/01/16 - 06/30/16              59             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND (FCG)

The First Trust ISE-Revere Natural Gas Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-Revere Natural Gas(TM) Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is designed to take advantage of both event-driven news and long term trends in the natural gas industry. Equity securities are selected for inclusion in the Index using a quantitative ranking and screening system that begins with the universe of equity securities of issuers that are involved in the exploration and production of natural gas and that satisfy market capitalization, liquidity and weighting concentration requirements. After application of the screens, the remaining equity securities are divided into two groups, one for equity securities issued by master limited partnerships ("MLPs") and one for equity securities issued by entities that are not master limited partnerships ("non-MLPs"). The Index is allocated 85% to equity securities issued by non-MLPs, and the remaining 15% consists of equity securities issued by MLPs. The Index uses a linear-based capitalization-weighted methodology for each of the MLP and non-MLP group of constituents that initially ranks the equity securities based on market capitalization and average daily trading volume, and then adjusts the combined rankings of each equity security by a factor relating to its market capitalization. The resulting linear weight distribution prevents a few large component stocks from dominating the Index while allowing smaller companies to adequately influence Index performance. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL               CUMULATIVE
                                                                                   TOTAL RETURNS              TOTAL RETURNS
                                                      6 Months     1 Year      5 Years     Inception      5 Years     Inception
                                                       Ended        Ended       Ended       (5/8/07)       Ended       (5/8/07)
                                                      6/30/16      6/30/16     6/30/16     to 6/30/16     6/30/16     to 6/30/16
FUND PERFORMANCE
NAV                                                    10.91%      -46.79%     -24.79%      -13.52%       -75.94%      -73.51%
Market Value                                           10.66%      -46.79%     -24.79%      -13.52%       -75.94%      -73.50%

INDEX PERFORMANCE
ISE-Revere Natural Gas(TM) Index                       10.64%      -47.22%     -24.82%      -13.26%       -75.99%      -72.77%
S&P Composite 1500 Energy Index                        15.57%       -5.50%      -0.05%        2.27%        -0.23%       22.75%
Russell 3000(R) Index                                   3.62%        2.14%      11.60%        5.96%        73.08%       69.80%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SUB-INDUSTRY CLASSIFICATION           LONG-TERM INVESTMENTS
-----------------------------------------------------------
Oil & Gas Exploration & Production            79.28%
Oil & Gas Storage & Transportation            15.22
Integrated Oil & Gas                           4.10
Oil & Gas Drilling                             1.18
Oil & Gas Refining & Marketing                 0.22
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Anadarko Petroleum Corp.                       6.88%
Continental Resources, Inc.                    6.55
Devon Energy Corp.                             6.20
Encana Corp.                                   6.09
Concho Resources, Inc.                         5.71
Noble Energy, Inc.                             5.35
Cabot Oil & Gas Corp.                          5.32
EQT Corp.                                      4.73
Cimarex Energy Co.                             4.51
Newfield Exploration Co.                       4.18
                                             -------
   Total                                      55.52%
                                             =======

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE-Revere Natural Gas(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the ISE-Revere Natural Gas(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND (FCG) (CONTINUED)

                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 MAY 8, 2007 - JUNE 30, 2016

        First Trust ISE-Revere    ISE-Revere Natural    Russell 3000(R)    S&P Composite 1500
        Natural Gas Index Fund      Gas(TM) Index            Index            Energy Index
05/07          $10,000                 $10,000              $10,000             $10,000
12/07           11,166                  11,213                9,804              12,170
06/08           15,755                  15,942                8,721              13,578
12/08            5,967                   6,016                6,147               7,810
06/09            6,454                   6,518                6,405               7,740
12/09            8,903                   9,017                7,889               9,092
06/10            7,752                   7,891                7,412               8,016
12/10            9,992                  10,254                9,225              11,036
06/11           11,012                  11,342                9,811              12,304
12/11            9,308                   9,620                9,319              11,469
06/12            8,426                   8,735               10,188              11,132
12/12            8,051                   8,375               10,849              11,967
06/13            8,290                   8,639               12,374              13,130
12/13           10,075                  10,530               14,489              15,006
06/14           12,210                  12,790               15,495              16,951
12/14            5,842                   6,105               16,308              13,630
06/15            4,980                   5,159               16,624              12,991
12/15            2,389                   2,461               16,386              10,621
06/16            2,650                   2,723               16,979              12,275

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2011 through June 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             151             0              0            0
01/01/12 - 12/31/12             151             0              0            0
01/01/13 - 12/31/13             149             0              0            0
01/01/14 - 12/31/14             140             1              0            0
01/01/15 - 12/31/15             155             1              0            0
01/01/16 - 06/30/16              86             6              1            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             101             0              0            0
01/01/12 - 12/31/12              99             0              0            0
01/01/13 - 12/31/13             103             0              0            0
01/01/14 - 12/31/14             111             0              0            0
01/01/15 - 12/31/15              93             3              0            0
01/01/16 - 06/30/16              31             1              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE CHINDIA INDEX FUND (FNI)

The First Trust ISE Chindia Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia(TM) Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a non-market capitalization weighted portfolio of 50 American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks selected from a universe of all listed ADRs, ADSs, and/or stocks of companies from China and India currently trading on a U.S. exchange. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL               CUMULATIVE
                                                                                    TOTAL RETURNS             TOTAL RETURNS
                                                      6 Months     1 Year      5 Years     Inception      5 Years     Inception
                                                       Ended        Ended       Ended       (5/8/07)       Ended       (5/8/07)
                                                      6/30/16      6/30/16     6/30/16     to 6/30/16     6/30/16     to 6/30/16
FUND PERFORMANCE
NAV                                                    -3.64%      -10.33%      2.62%        4.42%         13.82%       48.50%
Market Value                                           -3.61%      -10.39%      2.67%        4.42%         14.10%       48.50%

INDEX PERFORMANCE
ISE ChIndia(TM) Index                                  -3.38%       -9.83%      2.95%        4.96%         15.65%       55.72%
Russell 3000(R) Index                                   3.62%        2.14%     11.60%        5.96%         73.08%       69.80%
MSCI Emerging Markets Index                             6.41%      -12.06%     -3.78%        0.51%        -17.54%        4.76%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        43.14%
Consumer Discretionary                        23.78
Financials                                    15.14
Health Care                                    5.72
Telecommunication Services                     5.33
Materials                                      2.28
Energy                                         2.04
Industrials                                    1.94
Utilities                                      0.63
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Alibaba Group Holding Ltd., ADR                7.22%
HDFC Bank Ltd., ADR                            7.08
JD.com, Inc., ADR                              6.95
Baidu, Inc., ADR                               6.93
Infosys Ltd., ADR                              6.80
ICICI Bank Ltd., ADR                           6.71
NetEase, Inc., ADR                             4.70
Dr. Reddy's Laboratories Ltd., ADR             4.47
Ctrip.com International Ltd., ADR              4.06
Wipro Ltd., ADR                                4.02
                                             -------
   Total                                      58.94%
                                             =======

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE ChIndia(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the ISE ChIndia(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE CHINDIA INDEX FUND (FNI) (CONTINUED)

                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               MAY 8, 2007 - JUNE 30, 2016

            First Trust ISE Chindia    ISE ChIndia(TM)    Russell 3000(R)    MSCI Emerging
                  Index Fund                Index              Index         Markets Index
05/07               $10,000                $10,000            $10,000           $10,000
12/07                13,873                 13,952              9,804            12,715
06/08                 9,985                 10,059              8,721            11,220
12/08                 5,968                  6,031              6,147             5,934
06/09                 8,329                  8,451              6,405             8,071
12/09                10,836                 11,031              7,889            10,593
06/10                10,540                 10,767              7,412             9,939
12/10                12,836                 13,175              9,225            12,592
06/11                13,047                 13,466              9,811            12,703
12/11                 9,497                  9,771              9,319            10,273
06/12                10,069                 10,375             10,188            10,677
12/12                11,121                 11,483             10,849            12,145
06/13                11,258                 11,659             12,374            10,983
12/13                15,103                 15,665             14,489            11,829
06/14                16,047                 16,680             15,495            12,555
12/14                15,461                 16,096             16,308            11,571
06/15                16,560                 17,273             16,624            11,912
12/15                15,411                 16,121             16,386             9,844
06/16                14,850                 15,576             16,979           1 0,475

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2011 through June 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
QUARTER ENDED               0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11              65             1              0            0
01/01/12 - 12/31/12              63             1              0            0
01/01/13 - 12/31/13              66             0              0            0
01/01/14 - 12/31/14              96             0              0            0
01/01/15 - 12/31/15             147             0              0            0
01/01/16 - 06/30/16              56             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
QUARTER ENDED               0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             186             0              0            0
01/01/12 - 12/31/12             175            11              0            0
01/01/13 - 12/31/13             185             1              0            0
01/01/14 - 12/31/14             155             1              0            0
01/01/15 - 12/31/15             105             0              0            0
01/01/16 - 06/30/16              69             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

The First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) ABA Community Bank Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index includes a subset of banks and thrifts or their holding companies listed on Nasdaq. The Index is jointly owned and was developed by Nasdaq and the American Bankers Association ("ABA"). For the purposes of the Index, a "community bank" is considered to be all U.S. banks and thrifts or their holding companies listed on Nasdaq excluding the 50 largest U.S. banks by asset size. Also excluded are banks that have an international specialization and those banks that have a credit-card specialization, as screened by the ABA based on the most recent data from the Federal Deposit Insurance Company. Banks with an international specialization are those institutions with assets greater than $10 billion and more than 25% of total assets in foreign offices. Banks with a credit-card specialization are those institutions with credit-card loans plus securitized receivables in excess of 50% of total assets plus securitized receivables. Securities in the Index must have a market capitalization of at least $200 million and a three-month average daily trading volume of at least $500 thousand. The Index is rebalanced quarterly and reconstituted semi-annually. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was July 1, 2009.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL               CUMULATIVE
                                                                                   TOTAL RETURNS              TOTAL RETURNS
                                                      6 Months     1 Year      5 Years     Inception      5 Years     Inception
                                                       Ended        Ended       Ended      (6/29/09)       Ended      (6/29/09)
                                                      6/30/16      6/30/16     6/30/16     to 6/30/16     6/30/16     to 6/30/16
FUND PERFORMANCE
NAV                                                    -1.70%      -2.82%      10.92%        11.19%       67.92%       110.21%
Market Value                                           -1.80%      -2.87%      10.91%        11.19%       67.85%       110.12%

INDEX PERFORMANCE
NASDAQ OMX(R) ABA Community Bank Index(SM)             -1.40%      -2.26%      11.62%        11.90%       73.23%       119.80%
S&P Composite 1500 Financials Index                    -1.62%      -2.55%      10.70%        12.14%       66.23%       123.07%
Russell 3000(R) Index                                   3.62%       2.14%      11.60%        14.81%       73.08%       163.12%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION               LONG-TERM INVESTMENTS
-----------------------------------------------------------
Banks                                         86.62%
Thrifts & Mortgage Finance                    13.04
IT Services                                    0.34
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Signature Bank                                 3.92%
TFS Financial Corp.                            2.89
East West Bancorp, Inc.                        2.88
PacWest Bancorp                                2.80
Commerce Bancshares, Inc.                      2.70
BOK Financial Corp.                            2.43
Investors Bancorp, Inc.                        2.07
PrivateBancorp, Inc.                           2.04
Umpqua Holdings Corp.                          1.99
Bank of the Ozarks, Inc.                       1.99
                                             -------
   Total                                      25.71%
                                             =======

-----------------------------
Nasdaq(R), OMX(R), Nasdaq OMX(R), and NASDAQ OMX(R) ABA Community Bank Index(SM) are trademarks of Nasdaq, Inc. ("Nasdaq") and American Bankers Association ("ABA") (Nasdaq and ABA, collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA) (CONTINUED)

                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      JUNE 29, 2009 - JUNE 30, 2016

            First Trust NASDAQ(R) ABA       NASDAQ OMX(R) ABA        S&P Composite 1500    Russell 3000(R)
            Community Bank Index Fund    Community Bank Index(SM)     Financials Index          Index
06/09                $10,000                     $10,000                  $10,000              $10,000
12/09                 11,280                      11,318                   12,112               12,224
06/10                 11,438                      11,505                   11,744               11,484
12/10                 12,721                      12,846                   13,722               14,293
06/11                 12,520                      12,688                   13,420               15,201
12/11                 11,898                      12,095                   11,662               14,439
06/12                 13,081                      13,343                   13,227               15,785
12/12                 13,507                      13,817                   14,806               16,809
06/13                 16,006                      16,427                   17,584               19,172
12/13                 19,302                      19,873                   19,879               22,448
06/14                 19,296                      19,929                   20,907               24,006
12/14                 19,827                      20,537                   22,839               25,266
06/15                 21,637                      22,484                   22,892               25,761
12/15                 21,390                      22,288                   22,677               25,388
06/16                 21,026                      21,976                   22,310               26,307

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2011 through June 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             135             2              0             0
01/01/12 - 12/31/12             100            17              1             0
01/01/13 - 12/31/13             139            24              0             0
01/01/14 - 12/31/14             115             9              0             0
01/01/15 - 12/31/15             137             5              0             0
01/01/16 - 06/30/16              63             0              0             0

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             111             4              0            0
01/01/12 - 12/31/12             114            18              0            0
01/01/13 - 12/31/13              72            17              0            0
01/01/14 - 12/31/14             116            12              0            0
01/01/15 - 12/31/15             110             0              0            0
01/01/16 - 06/30/16              62             0              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND
UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2016 (UNAUDITED)

As a shareholder of First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust ISE Water Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Chindia Index Fund or First Trust NASDAQ(R) ABA Community Bank Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                  JANUARY 1, 2016      JUNE 30, 2016       PERIOD (a)         PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)
Actual                                               $1,000.00           $  971.20            0.60%              $2.94
Hypothetical (5% return before expenses)             $1,000.00           $1,021.88            0.60%              $3.02

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)
Actual                                               $1,000.00           $1,029.30            0.60%              $3.03
Hypothetical (5% return before expenses)             $1,000.00           $1,021.88            0.60%              $3.02

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)
Actual                                               $1,000.00           $  939.50            0.60%              $2.89
Hypothetical (5% return before expenses)             $1,000.00           $1,021.88            0.60%              $3.02

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)
Actual                                               $1,000.00           $  902.00            0.60%              $2.84
Hypothetical (5% return before expenses)             $1,000.00           $1,021.88            0.60%              $3.02

FIRST TRUST S&P REIT INDEX FUND (FRI)
Actual                                               $1,000.00           $1,129.60            0.49%              $2.59
Hypothetical (5% return before expenses)             $1,000.00           $1,022.43            0.49%              $2.46

FIRST TRUST ISE WATER INDEX FUND (FIW)
Actual                                               $1,000.00           $1,173.90            0.58%              $3.13
Hypothetical (5% return before expenses)             $1,000.00           $1,021.98            0.58%              $2.92

FIRST TRUST EXCHANGE-TRADED FUND
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                  JANUARY 1, 2016      JUNE 30, 2016       PERIOD (a)         PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND  (FCG)
Actual                                               $1,000.00           $1,109.10            0.60%              $3.15
Hypothetical (5% return before expenses)             $1,000.00           $1,021.88            0.60%              $3.02

FIRST TRUST ISE CHINDIA INDEX FUND (FNI)
Actual                                               $1,000.00           $  963.60            0.60%              $2.93
Hypothetical (5% return before expenses)             $1,000.00           $1,021.88            0.60%              $3.02

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX  FUND (QABA)
Actual                                               $1,000.00           $  983.00            0.60%              $2.96
Hypothetical (5% return before expenses)             $1,000.00           $1,021.88            0.60%              $3.02


(a) These expense ratios reflect an expense cap for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January 1, 2016 through June 30, 2016), multiplied by 182/366 (to reflect the one-half year period).

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AIRLINES -- 1.0%
     124,689 American Airlines Group, Inc.     $    3,529,946
                                               --------------
             AUTOMOBILES -- 1.0%
      16,979 Tesla Motors, Inc. (a) (b)             3,604,302
                                               --------------
             BEVERAGES -- 1.0%
      23,454 Monster Beverage Corp. (b)             3,769,292
                                               --------------
             BIOTECHNOLOGY -- 8.8%
      29,220 Alexion Pharmaceuticals, Inc. (b)      3,411,727
      24,451 Amgen, Inc.                            3,720,220
      15,358 Biogen, Inc. (b)                       3,713,872
      43,624 BioMarin Pharmaceutical, Inc. (b)      3,393,947
      37,050 Celgene Corp. (b)                      3,654,241
      44,264 Gilead Sciences, Inc.                  3,692,503
      47,443 Incyte Corp. (b)                       3,794,491
      10,328 Regeneron Pharmaceuticals,
                Inc. (b)                            3,606,847
      42,181 Vertex Pharmaceuticals, Inc. (b)       3,628,410
                                               --------------
                                                   32,616,258
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.0%
      36,050 Stericycle, Inc. (b)                   3,753,526
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.0%
     126,368 Cisco Systems, Inc.                    3,625,498
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.1%
      36,694 SBA Communications Corp.,
                Class A (b)                         3,960,750
                                               --------------
             FOOD & STAPLES RETAILING -- 3.0%
      23,468 Costco Wholesale Corp.                 3,685,415
      44,264 Walgreens Boots Alliance, Inc.         3,685,863
     119,671 Whole Foods Market, Inc.               3,831,865
                                               --------------
                                                   11,203,143
                                               --------------
             FOOD PRODUCTS -- 2.1%
      43,131 Kraft Heinz (The) Co.                  3,816,231
      83,069 Mondelez International, Inc.,
                Class A                             3,780,470
                                               --------------
                                                    7,596,701
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 2.0%
      57,876 DENTSPLY SIRONA, Inc.                  3,590,627
       5,701 Intuitive Surgical, Inc. (b)           3,770,699
                                               --------------
                                                    7,361,326
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 2.0%
      49,052 Express Scripts Holding Co. (b)        3,718,142
      21,159 Henry Schein, Inc. (b)                 3,740,911
                                               --------------
                                                    7,459,053
                                               --------------
             HEALTH CARE TECHNOLOGY -- 1.1%
      67,936 Cerner Corp. (b)                       3,981,050
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE
                -- 2.9%
      55,037 Marriott International, Inc.,
                Class A (a)                    $    3,657,759
      84,333 Norwegian Cruise Line Holdings
                Ltd. (b)                            3,359,827
      66,142 Starbucks Corp.                        3,778,031
                                               --------------
                                                   10,795,617
                                               --------------
             INTERNET & CATALOG RETAIL -- 8.0%
       5,179 Amazon.com, Inc. (b)                   3,706,196
      96,121 Ctrip.com International Ltd.,
                ADR (b)                             3,960,185
      35,129 Expedia, Inc.                          3,734,213
     181,736 JD.com, Inc., ADR (b)                  3,858,255
      73,520 Liberty Interactive Corp.,
                Class A (b)                         1,865,202
      49,410 Liberty Ventures, Series A (b)         1,831,629
      38,733 Netflix, Inc. (b)                      3,543,295
       2,794 Priceline Group (The), Inc. (b)        3,488,058
      57,995 TripAdvisor, Inc. (b)                  3,729,078
                                               --------------
                                                   29,716,111
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 7.2%
      68,779 Akamai Technologies, Inc. (b)          3,846,810
       2,597 Alphabet, Inc., Class A (b)            1,827,067
       2,644 Alphabet, Inc., Class C (b)            1,829,912
      22,488 Baidu, Inc., ADR (b)                   3,713,893
     153,777 eBay, Inc. (b)                         3,599,920
      32,369 Facebook, Inc., Class A (b)            3,699,129
      22,429 NetEase, Inc., ADR                     4,333,731
      99,035 Yahoo!, Inc. (b)                       3,719,755
                                               --------------
                                                   26,570,217
                                               --------------
             IT SERVICES -- 5.1%
      41,757 Automatic Data Processing, Inc.        3,836,216
      61,433 Cognizant Technology Solutions
                Corp., Class A (b)                  3,516,425
      35,032 Fiserv, Inc. (b)                       3,809,029
      67,015 Paychex, Inc.                          3,987,393
      98,955 PayPal Holdings, Inc. (b)              3,612,847
                                               --------------
                                                   18,761,910
                                               --------------
             LEISURE PRODUCTS -- 1.0%
     115,223 Mattel, Inc.                           3,605,328
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.0%
      26,693 Illumina, Inc. (b)                     3,747,163
                                               --------------
             MACHINERY -- 0.9%
      67,287 PACCAR, Inc.                           3,490,177
                                               --------------
             MEDIA -- 7.9%
      16,550 Charter Communications, Inc.,
                Class A (b)                         3,783,992
      58,656 Comcast Corp., Class A                 3,823,785
      71,480 Discovery Communications, Inc.,
                Class A (b)                         1,803,440
      73,906 Discovery Communications, Inc.,
                Class C (b)                         1,762,658


                        See Notes to Financial Statements                Page 25

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MEDIA (CONTINUED)
      69,026 DISH Network Corp., Class A (b)   $    3,616,962
      60,691 Liberty Global PLC, Class A (b)        1,763,681
      62,136 Liberty Global PLC, Series C (b)       1,780,196
       6,604 Liberty Global PLC LiLAC,
                Class A (b)                           213,045
       6,729 Liberty Global PLC LiLAC,
                Class C (b)                           218,625
     933,253 Sirius XM Holdings, Inc. (a) (b)       3,686,349
      63,513 Twenty-First Century Fox, Inc.,
                Class A                             1,718,027
      63,734 Twenty-First Century Fox, Inc.,
                Class B                             1,736,752
      82,358 Viacom, Inc., Class B                  3,415,386
                                               --------------
                                                   29,322,898
                                               --------------
             MULTILINE RETAIL -- 1.0%
      39,947 Dollar Tree, Inc. (b)                  3,764,605
                                               --------------
             PHARMACEUTICALS -- 1.9%
     222,528 Endo International PLC (b)             3,469,211
      81,278 Mylan N.V. (b)                         3,514,461
                                               --------------
                                                    6,983,672
                                               --------------
             PROFESSIONAL SERVICES -- 1.0%
      47,023 Verisk Analytics, Inc. (b)             3,812,625
                                               --------------
             ROAD & RAIL -- 1.0%
     136,761 CSX Corp.                              3,566,727
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 14.0%
      65,340 Analog Devices, Inc.                   3,700,858
     156,140 Applied Materials, Inc.                3,742,676
      23,451 Broadcom Ltd.                          3,644,285
     115,188 Intel Corp.                            3,778,166
      44,135 Lam Research Corp.                     3,709,988
      79,271 Linear Technology Corp.                3,688,480
     100,421 Maxim Integrated Products, Inc.        3,584,025
     299,865 Micron Technology, Inc. (b)            4,126,142
      78,304 NVIDIA Corp.                           3,681,071
      43,030 NXP Semiconductors N.V. (b)            3,370,970
      68,317 QUALCOMM, Inc.                         3,659,742
      57,188 Skyworks Solutions, Inc.               3,618,857
      59,370 Texas Instruments, Inc.                3,719,531
      78,844 Xilinx, Inc.                           3,637,074
                                               --------------
                                                   51,661,865
                                               --------------
             SOFTWARE -- 10.0%
      96,070 Activision Blizzard, Inc.              3,807,254
      38,276 Adobe Systems, Inc. (b)                3,666,458
      64,544 Autodesk, Inc. (b)                     3,494,412
     111,842 CA, Inc.                               3,671,773
      45,082 Check Point Software
                Technologies Ltd. (b)               3,592,134
      43,651 Citrix Systems, Inc. (b)               3,496,008
      49,092 Electronic Arts, Inc. (b)              3,719,210
      34,723 Intuit, Inc.                           3,875,434
      72,977 Microsoft Corp.                        3,734,233


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOFTWARE (CONTINUED)
     183,192 Symantec Corp.                    $    3,762,764
                                               --------------
                                                   36,819,680
                                               --------------
             SPECIALTY RETAIL -- 5.0%
      83,429 Bed Bath & Beyond, Inc.                3,605,802
      14,072 O'Reilly Automotive, Inc. (b)          3,814,919
      67,435 Ross Stores, Inc.                      3,822,890
      39,934 Tractor Supply Co.                     3,641,182
      15,369 Ulta Salon, Cosmetics &
                Fragrance, Inc. (b)                 3,744,503
                                               --------------
                                                   18,629,296
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 4.0%
      38,376 Apple, Inc.                            3,668,745
     147,158 NetApp, Inc.                           3,618,615
     157,552 Seagate Technology PLC (a)             3,837,967
      78,522 Western Digital Corp.                  3,710,950
                                               --------------
                                                   14,836,277
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.0%
      82,266 Fastenal Co.                           3,651,788
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 2.0%
      87,583 T-Mobile US, Inc. (b)                  3,789,716
     118,355 Vodafone Group PLC, ADR                3,655,986
                                               --------------
                                                    7,445,702
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        369,642,503
             (Cost $386,454,448)               --------------

             MONEY MARKET FUNDS -- 0.8%
   2,896,201 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.26% (c) (d)                       2,896,201
             (Cost $2,896,201)                 --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 2.2%
$  1,731,969 JPMorgan Chase & Co., 0.30% (c),
                dated 06/30/16, due 07/01/16,
                with a maturity value of
                $1,731,984. Collateralized by
                U.S. Treasury Notes, interest
                rates of 2.000% to 2.625%, due
                11/15/20 to 11/30/20. The value
                of the collateral including
                accrued interest is
                $1,769,945. (d)                     1,731,969
   6,513,808 RBC Capital Markets LLC,
                0.35% (c), dated 06/30/16, due
                07/01/16, with a maturity value
                of $6,513,871. Collateralized
                by U.S. Treasury Notes,
                interest rate of 1.500%, due
                08/31/18 to 05/31/20. The value
                of the collateral including
                accrued interest is
                $6,661,107. (d)                     6,513,808
                                               --------------


Page 26                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

             DESCRIPTION                              VALUE
-------------------------------------------------------------
             TOTAL REPURCHASE AGREEMENTS
                -- 2.2%                        $    8,245,777
             (Cost $8,245,777)                 --------------

             TOTAL INVESTMENTS -- 103.0%          380,784,481
             (Cost $397,596,426) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (3.0)%             (11,129,180)
                                               --------------
             NET ASSETS -- 100.0%              $  369,655,301
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $11,070,765 and the total value of the collateral held by the Fund is $11,141,978.

(b)   Non-income producing security.

(c)   Interest rate shown reflects yield as of June 30, 2016.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $34,375,021 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $51,186,966.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $ 369,642,503     $         --     $         --
Money Market Funds        2,896,201               --               --
Repurchase Agreements            --        8,245,777               --
                      -----------------------------------------------
Total Investments     $ 372,538,704     $  8,245,777     $         --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.

---------------------------------

OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                $   11,070,765
Non-cash Collateral(2)                            (11,070,765)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(3)                $    8,245,777
Non-cash Collateral(4)                             (8,245,777)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Repurchase agreements, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2016, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 27

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             COMMUNICATIONS EQUIPMENT
                -- 2.8%
     251,961 Cisco Systems, Inc.               $    7,228,761
                                               --------------
             HEALTH CARE TECHNOLOGY -- 3.1%
     135,005 Cerner Corp. (a)                       7,911,293
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 17.6%
     136,267 Akamai Technologies, Inc. (a)          7,621,413
       5,155 Alphabet, Inc., Class A (a)            3,626,697
       5,248 Alphabet, Inc., Class C (a)            3,632,141
      44,675 Baidu, Inc., ADR (a)                   7,378,076
      64,179 Facebook, Inc., Class A (a)            7,334,376
      44,489 NetEase, Inc., ADR                     8,596,165
     196,561 Yahoo!, Inc. (a)                       7,382,831
                                               --------------
                                                   45,571,699
                                               --------------
             IT SERVICES -- 2.7%
     122,349 Cognizant Technology Solutions
                Corp., Class A (a)                  7,003,257
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 39.8%
     129,621 Analog Devices, Inc.                   7,341,733
     310,006 Applied Materials, Inc.                7,430,844
      46,583 Broadcom Ltd.                          7,238,998
     229,597 Intel Corp.                            7,530,782
      87,966 Lam Research Corp.                     7,394,422
     157,756 Linear Technology Corp.                7,340,387
     199,925 Maxim Integrated Products, Inc.        7,135,323
     599,192 Micron Technology, Inc. (a)            8,244,882
     155,040 NVIDIA Corp.                           7,288,430
      85,411 NXP Semiconductors N.V. (a)            6,691,098
     136,207 QUALCOMM, Inc.                         7,296,609
     113,782 Skyworks Solutions, Inc.               7,200,125
     118,217 Texas Instruments, Inc.                7,406,295
     156,739 Xilinx, Inc.                           7,230,370
                                               --------------
                                                  102,770,298
                                               --------------
             SOFTWARE -- 22.6%
      75,910 Adobe Systems, Inc. (a)                7,271,419
     128,257 Autodesk, Inc. (a)                     6,943,834
     222,612 CA, Inc.                               7,308,352
      89,551 Check Point Software
                Technologies Ltd. (a)               7,135,424
      86,796 Citrix Systems, Inc. (a)               6,951,492
      69,213 Intuit, Inc.                           7,724,863
     145,042 Microsoft Corp.                        7,421,799
     363,941 Symantec Corp.                         7,475,348
                                               --------------
                                                   58,232,531
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 11.4%
      76,009 Apple, Inc.                            7,266,460
     292,722 NetApp, Inc.                           7,198,034
     312,851 Seagate Technology PLC                 7,621,050
     155,579 Western Digital Corp.                  7,352,664
                                               --------------
                                                   29,438,208
                                               --------------


             DESCRIPTION                                VALUE
-------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0%       $  258,156,047
             (Cost $250,369,929) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                     3,282
                                               --------------
             NET ASSETS -- 100.0%              $  258,159,329
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $27,726,381 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $19,940,263.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $ 258,156,047     $         --     $         --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.


Page 28                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 100.0%
             AIRLINES -- 1.5%
      68,881 American Airlines Group, Inc.     $    1,950,021
                                               --------------
             AUTOMOBILES -- 1.5%
       9,379 Tesla Motors, Inc. (b) (c)             1,990,974
                                               --------------
             BEVERAGES -- 1.6%
      12,957 Monster Beverage Corp. (c)             2,082,319
                                               --------------
             BIOTECHNOLOGY -- 13.6%
      16,142 Alexion Pharmaceuticals, Inc. (c)      1,884,740
      13,507 Amgen, Inc.                            2,055,090
       8,484 Biogen, Inc. (c)                       2,051,601
      24,099 BioMarin Pharmaceutical, Inc. (c)      1,874,902
      20,468 Celgene Corp. (c)                      2,018,759
      24,452 Gilead Sciences, Inc.                  2,039,786
      26,209 Incyte Corp. (c)                       2,096,196
       5,706 Regeneron Pharmaceuticals,
                Inc. (c)                            1,992,706
      23,302 Vertex Pharmaceuticals, Inc. (c)       2,004,438
                                               --------------
                                                   18,018,218
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.6%
      19,915 Stericycle, Inc. (c)                   2,073,550
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.6%
      20,271 SBA Communications Corp.,
                Class A (c)                         2,188,052
                                               --------------
             FOOD & STAPLES RETAILING -- 4.7%
      12,964 Costco Wholesale Corp.                 2,035,867
      24,452 Walgreens Boots Alliance, Inc.         2,036,118
      66,110 Whole Foods Market, Inc.               2,116,842
                                               --------------
                                                    6,188,827
                                               --------------
             FOOD PRODUCTS -- 3.2%
      23,827 Kraft Heinz (The) Co.                  2,108,213
      45,890 Mondelez International, Inc.,
                Class A                             2,088,454
                                               --------------
                                                    4,196,667
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 3.1%
      31,972 DENTSPLY SIRONA, Inc.                  1,983,543
       3,149 Intuitive Surgical, Inc. (c)           2,082,780
                                               --------------
                                                    4,066,323
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.1%
      27,098 Express Scripts Holding Co. (c)        2,054,029
      11,689 Henry Schein, Inc. (c)                 2,066,615
                                               --------------
                                                    4,120,644
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 4.5%
      30,404 Marriott International, Inc.,
                Class A (b)                         2,020,650
      46,588 Norwegian Cruise Line Holdings
                Ltd. (c)                            1,856,066
      36,539 Starbucks Corp.                        2,087,107
                                               --------------
                                                    5,963,823
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INTERNET & CATALOG RETAIL -- 12.4%
       2,861 Amazon.com, Inc. (c)              $    2,047,389
      53,100 Ctrip.com International Ltd.,
                ADR (c)                             2,187,720
      19,406 Expedia, Inc.                          2,062,858
     100,396 JD.com, Inc., ADR (c)                  2,131,407
      40,614 Liberty Interactive Corp.
                Class A (c)                         1,030,377
      27,296 Liberty Ventures, Series A (c)         1,011,863
      21,397 Netflix, Inc. (c)                      1,957,398
       1,544 Priceline Group (The), Inc. (c)        1,927,545
      32,038 TripAdvisor, Inc. (c)                  2,060,043
                                               --------------
                                                   16,416,600
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 1.5%
      84,951 eBay, Inc. (c)                         1,988,703
                                               --------------
             IT SERVICES -- 6.4%
      23,068 Automatic Data Processing, Inc.        2,119,257
      19,352 Fiserv, Inc. (c)                       2,104,143
      37,021 Paychex, Inc.                          2,202,750
      54,665 PayPal Holdings, Inc. (c)              1,995,819
                                               --------------
                                                    8,421,969
                                               --------------
             LEISURE PRODUCTS -- 1.5%
      63,653 Mattel, Inc.                           1,991,702
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.6%
      14,746 Illumina, Inc. (c)                     2,070,043
                                               --------------
             MACHINERY -- 1.4%
      37,171 PACCAR, Inc.                           1,928,060
                                               --------------
             MEDIA -- 12.1%
       9,143 Charter Communications, Inc.,
                Class A (c)                         2,090,455
      32,403 Comcast Corp., Class A                 2,112,352
      39,488 Discovery Communications, Inc.,
                Class A (c)                           996,282
      40,828 Discovery Communications, Inc.,
                Class C (c)                           973,748
      38,132 DISH Network Corp., Class A (c)        1,998,117
      29,169 Liberty Global PLC, Class A (c)          847,651
      29,750 Liberty Global PLC, Series C (c)         852,337
       3,637 Liberty Global PLC LiLAC,
                Class A (c)                           117,330
       3,710 Liberty Global PLC LiLAC,
                Class C (c)                           120,538
     515,555 Sirius XM Holdings, Inc. (b) (c)       2,036,442
      35,086 Twenty-First Century Fox, Inc.,
                Class A                               949,076
      35,209 Twenty-First Century Fox, Inc.,
                Class B                               959,445
      45,497 Viacom, Inc., Class B                  1,886,761
                                               --------------
                                                   15,940,534
                                               --------------
             MULTILINE RETAIL -- 1.6%
      22,068 Dollar Tree, Inc. (c)                  2,079,688
                                               --------------


                        See Notes to Financial Statements                Page 29

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             PHARMACEUTICALS -- 2.9%
     122,930 Endo International PLC (c)        $    1,916,479
      44,901 Mylan N.V. (c)                         1,941,519
                                               --------------
                                                    3,857,998
                                               --------------
             PROFESSIONAL SERVICES -- 1.6%
      25,977 Verisk Analytics, Inc. (c)             2,106,215
                                               --------------
             ROAD & RAIL -- 1.5%
      75,551 CSX Corp.                              1,970,370
                                               --------------
             SOFTWARE -- 3.1%
      53,072 Activision Blizzard, Inc.              2,103,244
      27,120 Electronic Arts, Inc. (c)              2,054,611
                                               --------------
                                                    4,157,855
                                               --------------
             SPECIALTY RETAIL -- 7.8%
      46,088 Bed Bath & Beyond, Inc.                1,991,923
       7,774 O'Reilly Automotive, Inc. (c)          2,107,531
      37,253 Ross Stores, Inc.                      2,111,873
      22,061 Tractor Supply Co.                     2,011,522
       8,490 Ulta Salon, Cosmetics &
                Fragrance, Inc. (c)                 2,068,504
                                               --------------
                                                   10,291,353
                                               --------------
             TRADING COMPANIES &
                DISTRIBUTORS -- 1.5%
      45,446 Fastenal Co.                           2,017,348
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 3.1%
      48,383 T-Mobile US, Inc. (c)                  2,093,532
      65,383 Vodafone Group PLC, ADR                2,019,681
                                               --------------
                                                    4,113,213
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        132,191,069
             (Cost $135,841,643)               --------------

             MONEY MARKET FUNDS -- 1.0%
   1,276,437 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.26% (d) (e)                       1,276,437
             (Cost $1,276,437)                 --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 2.7%
$    763,327 JPMorgan Chase & Co., 0.30% (d),
                dated 06/30/16, due 07/01/16,
                with a maturity value of
                $763,334. Collateralized by
                U.S. Treasury Notes, interest
                rates of 2.000% to 2.625%, due
                11/15/20 to 11/30/20. The value
                of the collateral including
                accrued interest is
                $780,064. (e)                  $      763,327
   2,870,817 RBC Capital Markets LLC,
                0.35% (d), dated 06/30/16, due
                07/01/16, with a maturity value
                of $2,870,845. Collateralized
                by U.S. Treasury Notes,
                interest rate of 1.500%, due
                08/31/18 to 05/31/20. The value
                of the collateral including
                accrued interest is
                $2,935,736. (e)                     2,870,817
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 2.7%                             3,634,144
             (Cost $3,634,144)                 --------------

             TOTAL INVESTMENTS -- 103.7%          137,101,650
             (Cost $140,752,224) (f)

             NET OTHER ASSETS AND
                LIABILITIES -- (3.7)%              (4,919,770)
                                               --------------
             NET ASSETS -- 100.0%              $  132,181,880
                                               ==============

(a) The industry allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, which is maintained by FTSE International Limited.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $4,878,122 and the total value of the collateral held by the Fund is $4,910,581.

(c)   Non-income producing security.

(d)   Interest rate shown reflects yield as of June 30, 2016.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $12,447,168 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $16,097,742.

ADR   - American Depositary Receipt


Page 30                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $ 132,191,069     $         --     $         --
Money Market Funds        1,276,437               --               --
Repurchase Agreements            --        3,634,144               --
                      -----------------------------------------------
Total Investments     $ 133,467,506     $  3,634,144     $         --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.

---------------------------------

OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
Statements of Assets and Liabilities(1)        $    4,878,122
Non-cash Collateral(2)                             (4,878,122)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(3)                $    3,634,144
Non-cash Collateral(4)                             (3,634,144)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Repurchase agreements, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2016, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 31

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN) PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 5.8%
      83,571 Hexcel Corp.                      $    3,479,896
                                               --------------
             AUTOMOBILES -- 7.8%
      21,835 Tesla Motors, Inc. (a) (b)             4,635,134
                                               --------------
             ELECTRICAL EQUIPMENT -- 13.9%
      18,817 Acuity Brands, Inc.                    4,665,863
     154,122 Ballard Power Systems,
                Inc. (a) (b)                          192,653
      28,480 FuelCell Energy, Inc. (a) (b)            177,146
     177,145 Plug Power, Inc. (a) (b)                 329,490
      96,609 SolarCity Corp. (a) (b)                2,311,853
     100,198 Sunrun, Inc. (a) (b)                     594,174
                                               --------------
                                                    8,271,179
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 10.9%
     164,565 AVX Corp.                              2,234,793
      37,536 Itron, Inc. (b)                        1,617,801
      31,395 Maxwell Technologies, Inc. (b)           165,766
      36,294 Universal Display Corp. (b)            2,460,733
                                               --------------
                                                    6,479,093
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 14.2%
      19,665 8point3 Energy Partners L.P. (c)         310,707
      98,482 Atlantica Yield PLC (a)                1,829,796
      41,161 NextEra Energy Partners, L.P. (c)      1,250,471
      48,535 Ormat Technologies, Inc.               2,123,892
      73,633 Pattern Energy Group, Inc.             1,691,350
     111,169 TerraForm Global, Inc., Class A          362,411
      78,647 TerraForm Power, Inc., Class A (a)       857,252
                                               --------------
                                                    8,425,879
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 2.4%
     207,517 Amyris, Inc. (b)                          93,486
      37,798 Green Plains, Inc.                       745,377
      38,593 Pacific Ethanol, Inc. (b)                210,332
      42,959 Renewable Energy Group, Inc. (b)         379,328
                                               --------------
                                                    1,428,523
                                               --------------
             REAL ESTATE INVESTMENT TRUSTS
                -- 1.4%
      38,276 Hannon Armstrong Sustainable
                Infrastructure Capital, Inc.          826,762
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 42.3%
      38,885 Advanced Energy Industries,
                Inc. (b)                            1,476,074
      56,443 Canadian Solar, Inc. (a) (b)             853,418
      98,689 Cree, Inc. (b)                         2,411,959
      91,970 First Solar, Inc. (b)                  4,458,706
      30,996 IXYS Corp.                               317,709
      39,589 JA Solar Holdings Co., Ltd.,
                ADR (b)                               271,185
      22,003 JinkoSolar Holding Co., Ltd.,
                ADR (a) (b)                           448,421
     103,007 Linear Technology Corp.                4,792,916
      72,041 Microsemi Corp. (b)                    2,354,300



SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
     249,451 ON Semiconductor Corp. (b)        $    2,200,158
      28,303 Power Integrations, Inc.               1,417,131
      40,026 SolarEdge Technologies,
                Inc. (a) (b)                          784,510
     135,656 SunPower Corp. (a) (b)                 2,101,311
      84,235 Trina Solar Ltd., ADR (a) (b)            651,979
      39,154 Veeco Instruments, Inc. (b)              648,390
                                               --------------
                                                   25,188,167
                                               --------------
             SOFTWARE -- 1.3%
      30,019 EnerNOC, Inc. (b)                        189,720
      50,016 Silver Spring Networks, Inc. (b)         607,694
                                               --------------
                                                      797,414
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%         59,532,047
             (Cost $71,409,804)                --------------

             MONEY MARKET FUNDS -- 5.1%
   3,060,069 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.26% (d) (e)                       3,060,069
             (Cost $3,060,069)                 --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 14.6%
$  1,829,965 JPMorgan Chase & Co., 0.30% (d),
                dated 06/30/16, due 07/01/16,
                with a maturity value of
                $1,829,980. Collateralized by
                U.S. Treasury Notes, interest
                rates of 2.000% to 2.625%, due
                11/15/20 to 11/30/20. The value
                of the collateral including
                accrued interest is
                $1,870,089. (e)                     1,829,965
   6,882,360 RBC Capital Markets LLC,
                0.35% (d), dated 06/30/16, due
                07/01/16, with a maturity value
                of $6,882,428. Collateralized
                by U.S. Treasury Notes,
                interest rate of 1.500%, due
                08/31/18 to 05/31/20. The value
                of the collateral including
                accrued interest is
                $7,037,994. (e)                     6,882,360
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 14.6%                            8,712,325
             (Cost $8,712,325)                 --------------

             TOTAL INVESTMENTS -- 119.7%           71,304,441
             (Cost $83,182,198) (f)

             NET OTHER ASSETS AND
                LIABILITIES -- (19.7)%            (11,754,113)
                                               --------------
             NET ASSETS -- 100.0%              $   59,550,328
                                               ==============


Page 32                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN) PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $11,582,702 and the total value of the collateral held by the Fund is $11,772,394.

(b)   Non-income producing security.

(c)   Master Limited Partnership ("MLP").

(d)   Interest rate shown reflects yield as of June 30, 2016.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,885,059 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $16,762,816.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $  59,532,047     $         --     $         --
Money Market Funds        3,060,069               --               --
Repurchase Agreements            --        8,712,325               --
                      -----------------------------------------------
Total Investments     $  62,592,116     $  8,712,325     $         --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.

---------------------------------

OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   11,582,702
Non-cash Collateral(2)                            (11,582,702)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(3)                $    8,712,325
Non-cash Collateral(4)                             (8,712,325)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Repurchase agreements, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2016, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 33

FIRST TRUST S&P REIT INDEX FUND (FRI)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.7%
             DIVERSIFIED REITS -- 7.6%
      15,655 American Assets Trust, Inc.       $      664,398
      12,399 Armada Hoffler Properties, Inc.          170,362
      79,081 Cousins Properties, Inc.                 822,442
      48,436 Empire State Realty Trust, Inc.,
                Class A                               919,800
      23,018 First Potomac Realty Trust               211,766
      86,966 Forest City Realty Trust, Inc.,
                Class A                             1,940,212
       8,956 Gladstone Commercial Corp.               151,267
      66,922 Global Net Lease, Inc.                   532,030
     167,052 Gramercy Property Trust                1,540,220
      47,959 Investors Real Estate Trust              310,295
      83,802 Lexington Realty Trust                   847,238
      58,095 Liberty Property Trust                 2,307,533
      71,517 NorthStar Realty Finance Corp.           817,439
       5,711 One Liberty Properties, Inc.             136,207
       7,716 PS Business Parks, Inc.                  818,513
      24,792 Select Income REIT                       644,344
     190,026 Spirit Realty Capital, Inc.            2,426,632
      60,068 STORE Capital Corp.                    1,769,003
     358,457 VEREIT, Inc.                           3,634,754
      28,897 Washington Real Estate Investment
                Trust                                 909,100
      10,850 Whitestone REIT                          163,618
      14,430 Winthrop Realty Trust (a)                126,840
      38,632 WP Carey, Inc.                         2,681,833
                                               --------------
                                                   24,545,846
                                               --------------
             HEALTH CARE REITS -- 12.8%
      33,258 Care Capital Properties, Inc.            871,692
      22,951 CareTrust REIT, Inc.                     316,265
       5,099 Community Healthcare Trust, Inc.         107,793
     185,047 HCP, Inc.                              6,546,963
      41,517 Healthcare Realty Trust, Inc.          1,452,680
      54,135 Healthcare Trust of America, Inc.,
                Class A                             1,750,726
      15,016 LTC Properties, Inc.                     776,778
      94,245 Medical Properties Trust, Inc.         1,433,466
      13,848 National Health Investors, Inc.        1,039,846
      32,529 New Senior Investment Group, Inc.        347,410
      65,598 Omega Healthcare Investors, Inc.       2,227,052
      53,215 Physicians Realty Trust                1,118,047
      25,865 Sabra Health Care REIT, Inc.             533,724
      94,081 Senior Housing Properties Trust        1,959,707
       4,865 Universal Health Realty Income
                Trust                                 278,181
     133,957 Ventas, Inc.                           9,754,749
     141,438 Welltower, Inc.                       10,773,332
                                               --------------
                                                   41,288,411
                                               --------------
             HOTEL & RESORT REITS -- 5.0%
      61,586 Apple Hospitality REIT, Inc.           1,158,433
      10,151 Ashford Hospitality Prime, Inc.          143,535
      32,223 Ashford Hospitality Trust, Inc.          173,038
      15,193 Chatham Lodging Trust                    333,942
      23,806 Chesapeake Lodging Trust                 553,490


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOTEL & RESORT REITS (CONTINUED)
      79,575 DiamondRock Hospitality Co.       $      718,562
      50,661 FelCor Lodging Trust, Inc.               315,618
      17,452 Hersha Hospitality Trust                 299,302
      60,038 Hospitality Properties Trust           1,729,094
     296,072 Host Hotels & Resorts, Inc.            4,799,327
      44,792 LaSalle Hotel Properties               1,056,195
      28,549 Pebblebrook Hotel Trust                  749,411
      49,451 RLJ Lodging Trust                      1,060,724
      20,172 Ryman Hospitality Properties, Inc.     1,021,712
      34,565 Summit Hotel Properties, Inc.            457,641
      85,814 Sunstone Hotel Investors, Inc.         1,035,775
      42,766 Xenia Hotels & Resorts, Inc.             717,613
                                               --------------
                                                   16,323,412
                                               --------------
             INDUSTRIAL REITS -- 6.1%
      35,082 DCT Industrial Trust, Inc.             1,685,339
     137,055 Duke Realty Corp.                      3,653,886
      12,754 EastGroup Properties, Inc.               879,006
      46,298 First Industrial Realty Trust,
                Inc.                                1,288,010
      26,171 Monmouth Real Estate Investment
                Corp.                                 347,028
     208,134 Prologis, Inc.                        10,206,891
      26,158 Rexford Industrial Realty, Inc.          551,672
      27,012 STAG Industrial, Inc.                    643,156
      17,204 Terreno Realty Corp.                     445,068
                                               --------------
                                                   19,700,056
                                               --------------
             OFFICE REITS -- 12.2%
      29,272 Alexandria Real Estate Equities,
                Inc.                                3,030,237
      60,853 Boston Properties, Inc.                8,026,511
      69,343 Brandywine Realty Trust                1,164,962
       8,401 City Office REIT, Inc.                   109,045
      48,920 Columbia Property Trust, Inc.          1,046,888
      37,497 Corporate Office Properties Trust      1,108,786
      55,624 Douglas Emmett, Inc.                   1,975,765
       8,532 Easterly Government Properties,
                Inc.                                  168,336
      49,725 Equity Commonwealth (a)                1,448,489
      35,329 Franklin Street Properties Corp.         433,487
      28,186 Government Properties Income
                Trust                                 649,969
      38,587 Highwoods Properties, Inc.             2,037,394
      35,309 Hudson Pacific Properties, Inc.        1,030,317
      36,513 Kilroy Realty Corp.                    2,420,447
      35,520 Mack-Cali Realty Corp.                   959,040
      65,390 New York REIT, Inc.                      604,858
      24,043 NorthStar Realty Europe Corp.            222,398
      32,306 Parkway Properties, Inc.                 540,479
      57,485 Piedmont Office Realty Trust, Inc.,
                Class A                             1,238,227
      39,719 SL Green Realty Corp.                  4,228,882
      70,295 Vornado Realty Trust                   7,037,935
                                               --------------
                                                   39,482,452
                                               --------------


Page 34                 See Notes to Financial Statements

FIRST TRUST S&P REIT INDEX FUND (FRI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             RESIDENTIAL REITS -- 16.0%
      51,674 American Campus Communities,
                Inc.                           $    2,732,004
      69,864 American Homes 4 Rent, Class A         1,430,815
      62,049 Apartment Investment &
                Management Co., Class A             2,740,084
      54,335 AvalonBay Communities, Inc.            9,801,491
       7,265 Bluerock Residential Growth
                REIT, Inc.                             94,445
      34,475 Camden Property Trust                  3,048,279
      14,880 Colony Starwood Homes                    452,649
      26,176 Education Realty Trust, Inc.           1,207,761
      31,846 Equity LifeStyle Properties, Inc.      2,549,272
     144,810 Equity Residential                     9,974,513
      25,923 Essex Property Trust, Inc.             5,912,777
      12,034 Independence Realty Trust, Inc.           98,438
      29,913 Mid-America Apartment
                Communities, Inc.                   3,182,743
      66,062 Monogram Residential Trust, Inc.         674,493
       8,433 NexPoint Residential Trust, Inc.         153,481
      21,192 Post Properties, Inc.                  1,293,772
       9,184 Preferred Apartment Communities,
                Inc., Class A                         135,188
      14,055 Silver Bay Realty Trust Corp.            239,357
      25,687 Sun Communities, Inc.                  1,968,652
     105,836 UDR, Inc.                              3,907,465
       9,810 UMH Properties, Inc.                     110,362
                                               --------------
                                                   51,708,041
                                               --------------
             RETAIL REITS -- 25.5%
      28,365 Acadia Realty Trust                    1,007,525
       9,369 Agree Realty Corp.                       451,961
       1,502 Alexander's, Inc.                        614,663
      81,803 Brixmor Property Group, Inc.           2,164,507
      60,225 CBL & Associates Properties, Inc.        560,695
      29,761 Cedar Realty Trust, Inc.                 221,124
     121,605 DDR Corp.                              2,205,915
      36,036 Equity One, Inc.                       1,159,639
      28,087 Federal Realty Investment Trust        4,649,803
     230,931 General Growth Properties, Inc.        6,886,362
      10,421 Getty Realty Corp.                       223,530
     166,264 Kimco Realty Corp.                     5,217,364
      33,026 Kite Realty Group Trust                  925,719
      50,008 Macerich (The) Co.                     4,270,183
      57,064 National Retail Properties, Inc.       2,951,350
      27,522 Pennsylvania Real Estate
                Investment Trust                      590,347
      31,393 Ramco-Gershenson Properties
                Trust                                 615,617
     102,075 Realty Income Corp.                    7,079,922
      38,678 Regency Centers Corp.                  3,238,509
      39,861 Retail Opportunity Investments
                Corp.                                 863,788
      94,033 Retail Properties of America, Inc.,
                Class A                             1,589,158
      14,941 Rouse Properties, Inc.                   272,673
       4,507 Saul Centers, Inc.                       278,127


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             RETAIL REITS (CONTINUED)
       5,836 Seritage Growth Properties,
                Class A                        $      290,866
     122,584 Simon Property Group, Inc.            26,588,470
      37,658 Tanger Factory Outlet Centers,
                Inc.                                1,513,098
      23,903 Taubman Centers, Inc.                  1,773,603
      36,620 Urban Edge Properties                  1,093,473
      10,485 Urstadt Biddle Properties, Inc.,
                Class A                               259,818
      45,743 Weingarten Realty Investors            1,867,229
      73,413 WP GLIMCHER, Inc.                        821,492
                                               --------------
                                                   82,246,530
                                               --------------
             SPECIALIZED REITS -- 14.5%
      12,086 CoreSite Realty Corp.                  1,071,907
      46,548 Corrections Corp. of America           1,630,111
      70,324 CubeSmart                              2,171,605
      27,755 CyrusOne, Inc.                         1,544,843
      58,167 Digital Realty Trust, Inc.             6,339,621
      29,492 DuPont Fabros Technology, Inc.         1,402,050
      25,194 EPR Properties                         2,032,652
      49,601 Extra Space Storage, Inc.              4,590,077
       4,778 Farmland Partners, Inc.                   54,087
      21,343 Four Corners Property Trust, Inc.        439,452
      75,250 Gaming and Leisure Properties,
                Inc.                                2,594,620
      29,307 GEO Group (The), Inc.                  1,001,713
      94,686 Iron Mountain, Inc.                    3,771,344
       9,155 National Storage Affiliates Trust        190,607
      58,389 Public Storage                        14,923,645
      18,541 QTS Realty Trust, Inc., Class A        1,037,925
      18,360 Sovran Self Storage, Inc.              1,926,331
                                               --------------
                                                   46,722,590
                                               --------------
             TOTAL COMMON STOCKS -- 99.7%         322,017,338
             (Cost $300,845,725)

             MONEY MARKET FUNDS -- 0.0%
      53,967 Morgan Stanley Institutional
                Liquidity Fund - Treasury
                Portfolio - Institutional
                Class - 0.26% (b)                      53,967
             (Cost $53,967)                    --------------

             TOTAL INVESTMENTS -- 99.7%           322,071,305
             (Cost $300,899,692) (c)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.3%                   869,137
                                               --------------
             NET ASSETS -- 100.0%              $  322,940,442
                                               ==============

(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of June 30, 2016.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $31,900,893 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $10,729,280.


                        See Notes to Financial Statements                Page 35

FIRST TRUST S&P REIT INDEX FUND (FRI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $ 322,017,338     $         --     $         --
Money Market Funds           53,967               --               --
                      -----------------------------------------------
Total Investments     $ 322,071,305     $         --     $         --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.


Page 36                 See Notes to Financial Statements

FIRST TRUST ISE WATER INDEX FUND (FIW)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             CHEMICALS -- 5.7%
      43,925 Ashland, Inc.                     $    5,041,272
     169,467 Calgon Carbon Corp.                    2,228,491
                                               --------------
                                                    7,269,763
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 3.1%
     125,806 Tetra Tech, Inc.                       3,867,906
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 13.0%
     136,598 AECOM (a)                              4,339,718
     129,003 Aegion Corp. (a)                       2,516,849
     299,854 Layne Christensen Co. (a) (b)          2,428,817
     253,796 Northwest Pipe Co. (a)                 2,735,921
      33,239 Valmont Industries, Inc.               4,496,240
                                               --------------
                                                   16,517,545
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 2.0%
     265,025 PICO Holdings, Inc. (a)                2,507,137
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 4.9%
      34,184 Badger Meter, Inc.                     2,496,458
      87,023 Itron, Inc. (a)                        3,750,691
                                               --------------
                                                    6,247,149
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 8.3%
      51,466 Danaher Corp.                          5,198,066
      57,506 IDEXX Laboratories, Inc. (a)           5,340,007
                                               --------------
                                                   10,538,073
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 4.0%
      29,691 Roper Technologies, Inc.               5,064,097
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 4.0%
     112,679 Agilent Technologies, Inc.             4,998,440
                                               --------------
             MACHINERY -- 36.4%
      76,084 Crane Co.                              4,315,485
     237,505 Energy Recovery, Inc. (a)              2,111,419
     100,553 Flowserve Corp.                        4,541,979
      86,923 Gorman-Rupp (The) Co.                  2,382,559
      59,473 IDEX Corp.                             4,882,733
      35,361 Lindsay Corp. (b)                      2,399,598
     119,530 Mueller Industries, Inc.               3,810,616
     337,441 Mueller Water Products, Inc.,
                Class A                             3,853,576
      86,074 Pentair PLC                            5,017,254
     207,431 Rexnord Corp. (a)                      4,071,871
      66,690 Watts Water Technologies, Inc.,
                Class A                             3,885,359
     111,305 Xylem, Inc.                            4,969,768
                                               --------------
                                                   46,242,217
                                               --------------
             WATER UTILITIES -- 18.6%
      61,818 American States Water Co.              2,708,865
      65,950 American Water Works Co., Inc.         5,573,434
     132,275 Aqua America, Inc.                     4,716,926


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             WATER UTILITIES (CONTINUED)
      80,086 California Water Service Group $ 2,797,404 315,500 Cia de Saneamento Basico do
                Estado de Sao Paulo, ADR            2,826,880
     177,075 Consolidated Water Co., Ltd.           2,312,600
      67,840 SJW Corp.                              2,671,539
                                               --------------
                                                   23,607,648
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        126,859,975
             (Cost $120,469,530)               --------------

             MONEY MARKET FUNDS -- 0.4%
     541,726 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.26% (c) (d)                         541,726
      35,796 Morgan Stanley Institutional
                Liquidity Fund - Treasury
                Portfolio - Institutional
                Class - 0.26% (c)                      35,796
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 0.4%                               577,522
             (Cost $577,522)                   --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.2%
$    323,960 JPMorgan Chase & Co., 0.30% (c),
                dated 06/30/16, due 07/01/16,
                with a maturity value of
                $323,963. Collateralized by
                U.S. Treasury Notes, interest
                rates of 2.000% to 2.625%, due
                11/15/20 to 11/30/20. The value
                of the collateral including
                accrued interest is
                $331,063. (d)                         323,960
   1,218,389 RBC Capital Markets LLC,
                0.35% (c), dated 06/30/16, due
                07/01/16, with a maturity value
                of $1,218,401. Collateralized
                by U.S. Treasury Notes,
                interest rate of 1.500%, due
                08/31/18 to 05/31/20. The value
                of the collateral including
                accrued interest is
                $1,245,941. (d)                     1,218,389
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 1.2%                             1,542,349
             (Cost $1,542,349)                 --------------

             TOTAL INVESTMENTS -- 101.6%          128,979,846
             (Cost $122,589,401) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.6)%              (2,071,952)
                                               --------------
             NET ASSETS -- 100.0%              $  126,907,894
                                               ==============


                        See Notes to Financial Statements                Page 37

FIRST TRUST ISE WATER INDEX FUND (FIW)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $2,037,726 and the total value of the collateral held by the Fund is $2,084,075.

(c)   Interest rate shown reflects yield as of June 30, 2016.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $15,044,962 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,654,517.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $ 126,859,975     $         --     $         --
Money Market Funds          577,522               --               --
Repurchase Agreements            --        1,542,349               --
                      -----------------------------------------------
Total Investments     $ 127,437,497     $  1,542,349     $         --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.

---------------------------------

OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                $    2,037,726
Non-cash Collateral(2)                             (2,037,726)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(3)                $    1,542,349
Non-cash Collateral(4)                             (1,542,349)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Repurchase agreements, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2016, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 38                 See Notes to Financial Statements

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND (FCG)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.1%
             ENERGY EQUIPMENT & SERVICES
                -- 1.2%
     166,851 Unit Corp. (a)                    $    2,596,202
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 98.9%
     283,471 Anadarko Petroleum Corp.              15,094,831
     277,158 Antero Resources Corp. (a)             7,200,565
     452,952 Cabot Oil & Gas Corp.                 11,658,985
      82,913 Cimarex Energy Co.                     9,893,179
     154,060 Columbia Pipeline Group, Inc.          3,926,989
     104,962 Concho Resources, Inc. (a)            12,518,818
     317,517 Continental Resources, Inc. (a)       14,373,995
     375,433 Devon Energy Corp.                    13,609,446
     108,772 Enbridge Energy Partners, L.P. (b)     2,523,510
   1,714,051 Encana Corp.                          13,352,457
     134,029 EQT Corp.                             10,377,865
      26,581 EQT Midstream Partners, L.P. (b)       2,134,454
      86,813 Golar LNG Ltd. (c)                     1,345,602
     178,349 Gulfport Energy Corp. (a)              5,575,190
     308,856 Kinder Morgan, Inc.                    5,781,784
      96,578 Matador Resources Co. (a)              1,912,244
     250,565 Memorial Resource Development
                Corp. (a)                           3,978,972
     207,782 Newfield Exploration Co. (a)           9,179,809
     327,473 Noble Energy, Inc.                    11,746,457
       9,590 NuStar Energy, L.P. (b)                  477,582
      91,044 ONEOK Partners, L.P. (b)               3,647,223
      81,741 PDC Energy, Inc. (a)                   4,709,099
     277,517 QEP Resources, Inc.                    4,892,625
     205,850 Range Resources Corp.                  8,880,369
      74,821 Rice Energy, Inc. (a)                  1,649,055
      92,806 SM Energy Co.                          2,505,762
     536,580 Southwestern Energy Co. (a)            6,750,176
     147,198 Spectra Energy Corp.                   5,391,863
      63,519 Spectra Energy Partners, L.P. (b)      2,996,826
     519,801 Statoil ASA, ADR (c)                   8,997,755
     138,552 Synergy Resources Corp. (a)              922,756
      19,896 Western Gas Partners, L.P. (b)         1,002,758
     133,559 Williams Partners, L.P. (b)            4,626,484
     337,521 WPX Energy, Inc. (a)                   3,142,321
                                               --------------
                                                  216,777,806
                                               --------------
             TOTAL COMMON STOCKS -- 100.1%        219,374,008
             (Cost $213,181,938)               --------------

             MONEY MARKET FUNDS -- 0.2%
     426,789 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.26% (d) (e)                         426,789
      71,402 Morgan Stanley Institutional
                Liquidity Fund - Treasury
                Portfolio - Institutional
                Class - 0.26% (d)                      71,402
                                               --------------
             TOTAL MONEY MARKET FUNDS -- 0.2%         498,191
             (Cost $498,191)                   --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.5%
$    255,226 JPMorgan Chase & Co., 0.30% (d),
                dated 06/30/16, due 07/01/16,
                with a maturity value of
                $255,228. Collateralized by
                U.S. Treasury Notes, interest
                rates of 2.000% to 2.625%, due
                11/15/20 to 11/30/20. The value
                of the collateral including
                accrued interest is
                $260,822. (e)                  $      255,226
     959,885 RBC Capital Markets LLC,
                0.35% (d), dated 06/30/16, due
                07/01/16, with a maturity value
                of $959,895. Collateralized by
                U.S. Treasury Notes, interest
                rate of 1.500%, due 08/31/18 to
                05/31/20. The value of the
                collateral including accrued
                interest is $981,592. (e)             959,885
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 0.5%                             1,215,111
             (Cost $1,215,111)                 --------------

             TOTAL INVESTMENTS -- 100.8%          221,087,310
             (Cost $214,895,240) (f)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.8)%              (1,832,299)
                                               --------------
             NET ASSETS -- 100.0%              $  219,255,011
                                               ==============

(a)   Non-income producing security.

(b)   Master Limited Partnership ("MLP").

(c) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $1,575,900 and the total value of the collateral held by the Fund is $1,641,900.

(d)   Interest rate shown reflects yield as of June 30, 2016.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $11,571,276 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,379,206.

ADR   - American Depositary Receipt


                        See Notes to Financial Statements                Page 39

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND (FCG)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $ 219,374,008     $         --     $         --
Money Market Funds          498,191               --               --
Repurchase Agreements            --        1,215,111               --
                      -----------------------------------------------
Total Investments     $ 219,872,199     $  1,215,111     $         --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.

-----------------------------

OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                $    1,575,900
Non-cash Collateral(2)                             (1,575,900)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(3)                $    1,215,111
Non-cash Collateral(4)                             (1,215,111)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Repurchase agreements, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2016, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 40                 See Notes to Financial Statements

FIRST TRUST ISE CHINDIA INDEX FUND (FNI)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.7%
             AIRLINES -- 0.6%
      41,805 China Eastern Airlines Corp. Ltd.,
                ADR (a) (b)                    $    1,059,339
                                               --------------
             AUTOMOBILES -- 4.0%
     192,349 Tata Motors Ltd., ADR                  6,668,740
                                               --------------
             BANKS -- 13.7%
     177,758 HDFC Bank Ltd., ADR                   11,794,243
   1,556,710 ICICI Bank Ltd., ADR                  11,177,178
                                               --------------
                                                   22,971,421
                                               --------------
             BIOTECHNOLOGY -- 0.6%
       9,705 China Biologic Products, Inc. (b)      1,031,836
                                               --------------
             CAPITAL MARKETS -- 0.7%
      46,917 Noah Holdings Ltd., ADR (a) (b)        1,131,169
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 2.2%
      28,946 New Oriental Education &
                Technology Group, Inc., ADR         1,212,258
      51,498 Nord Anglia Education,
                Inc. (a) (b)                        1,088,668
      20,699 TAL Education Group, ADR (b)           1,284,580
                                               --------------
                                                    3,585,506
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.3%
      25,013 China Telecom Corp., Ltd.,
                ADR (a)                             1,125,335
     103,708 China Unicom (Hong Kong) Ltd.,
                ADR (a)                             1,079,600
                                               --------------
                                                    2,204,935
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.6%
      57,218 iKang Healthcare Group, Inc.,
                ADR (b)                             1,049,378
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 2.1%
      32,945 China Lodging Group Ltd., ADR          1,200,186
      82,180 Melco Crown Entertainment Ltd.,
                ADR                                 1,033,825
     144,659 Tuniu Corp., ADR (a) (b)               1,219,475
                                               --------------
                                                    3,453,486
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.6%
      41,805 Huaneng Power International, Inc.,
                ADR                                 1,043,871
                                               --------------
             INSURANCE -- 0.7%
     105,157 China Life Insurance Co., Ltd.,
                ADR (a)                             1,131,489
                                               --------------
             INTERNET & CATALOG RETAIL -- 15.5%
     164,409 Ctrip.com International Ltd.,
                ADR (b)                             6,773,651
     545,514 JD.com, Inc., ADR (b)                 11,581,262
     215,808 MakeMyTrip Ltd. (a) (b)                3,206,907


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INTERNET & CATALOG RETAIL
                (CONTINUED)
      40,055 Qunar Cayman Islands Ltd.,
                ADR (a) (b)                    $    1,193,239
     283,948 Vipshop Holdings Ltd., ADR (b)         3,171,699
                                               --------------
                                                   25,926,758
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 28.4%
      92,034 21Vianet Group, Inc., ADR (b)            939,667
      70,514 58.com, Inc., ADR (a) (b)              3,235,887
     151,324 Alibaba Group Holding Ltd.,
                ADR (b)                            12,034,798
      45,080 Autohome, Inc., ADR (b)                  906,559
      69,933 Baidu, Inc., ADR (b)                  11,549,435
      49,971 Bitauto Holdings Ltd., ADR (a) (b)     1,347,218
      92,639 Momo, Inc., ADR (a) (b)                  936,580
      40,529 NetEase, Inc., ADR                     7,831,013
      44,363 Qihoo 360 Technology Co., Ltd.,
                ADR (b)                             3,240,717
      21,603 SINA Corp. (b)                         1,120,548
      28,414 Sohu.com, Inc. (b)                     1,075,754
     235,561 SouFun Holdings Ltd., ADR (a) (b)      1,184,872
      41,666 Weibo Corp., ADR (a) (b)               1,183,731
      28,740 YY, Inc., ADR (b)                        973,424
                                               --------------
                                                   47,560,203
                                               --------------
             IT SERVICES -- 12.6%
     635,427 Infosys Ltd., ADR                     11,342,372
     542,551 Wipro Ltd., ADR (a)                    6,705,930
     108,295 WNS (Holdings) Ltd., ADR (b)           2,923,965
                                               --------------
                                                   20,972,267
                                               --------------
             MARINE -- 0.6%
      73,748 Seaspan Corp. (a)                      1,029,522
                                               --------------
             METALS & MINING -- 2.3%
     482,002 Vedanta Ltd., ADR                      3,793,356
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 2.0%
      16,099 China Petroleum & Chemical
                Corp., ADR                          1,159,128
       9,362 CNOOC Ltd., ADR                        1,167,067
      15,907 PetroChina Co., Ltd., ADR              1,080,403
                                               --------------
                                                    3,406,598
                                               --------------
             PHARMACEUTICALS -- 4.5%
     145,563 Dr. Reddy's Laboratories Ltd.,
                ADR                                 7,457,192
                                               --------------
             PROFESSIONAL SERVICES -- 0.7%
      39,383 51job, Inc., ADR (a) (b)               1,154,316
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 1.4%
      56,417 JinkoSolar Holding Co., Ltd.,
                ADR (a) (b)                         1,149,779
     156,714 Trina Solar Ltd., ADR (a) (b)          1,212,966
                                               --------------
                                                    2,362,745
                                               --------------


                        See Notes to Financial Statements                Page 41

FIRST TRUST ISE CHINDIA INDEX FUND (FNI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             SOFTWARE -- 0.6%
     106,951 Cheetah Mobile, Inc., ADR (a) (b) $    1,016,035
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 4.0%
     115,436 China Mobile Ltd., ADR                 6,683,744
                                               --------------
             TOTAL COMMON STOCKS -- 99.7%         166,693,906
             (Cost $178,934,623)               --------------

             MONEY MARKET FUNDS -- 2.6%
   4,308,230 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.26% (c) (d)                       4,308,230
             (Cost $4,308,230)                 --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 7.3%
$  2,576,383 JPMorgan Chase & Co., 0.30% (c),
                dated 06/30/16, due 07/01/16,
                with a maturity value of
                $2,576,404. Collateralized by
                U.S. Treasury Notes, interest
                rates of 2.000% to 2.625%, due
                11/15/20 to 11/30/20. The value
                of the collateral including
                accrued interest is
                $2,632,873. (d)                     2,576,383
   9,689,584 RBC Capital Markets LLC,
                0.35% (c), dated 06/30/16, due
                07/01/16, with a maturity value
                of $9,689,678. Collateralized
                by U.S. Treasury Notes,
                interest rate of 1.500%, due
                08/31/18 to 05/31/20. The value
                of the collateral including
                accrued interest is
                $9,908,699. (d)                     9,689,584
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 7.3%                            12,265,967
             (Cost $12,265,967)                --------------

             TOTAL INVESTMENTS -- 109.6%          183,268,103
             (Cost $195,508,820) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (9.6)%             (16,015,335)
                                               --------------
             NET ASSETS -- 100.0%              $  167,252,768
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $16,328,792 and the total value of the collateral held by the Fund is $16,574,197.

(b)   Non-income producing security.

(c)   Interest rate shown reflects yield as of June 30, 2016.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $8,804,032 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $21,044,749.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $ 166,693,906     $         --     $         --
Money Market Funds        4,308,230               --               --
Repurchase Agreements            --       12,265,967               --
                      -----------------------------------------------
Total Investments     $ 171,002,136     $ 12,265,967     $         --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.

COUNTRY ALLOCATION AS A PERCENTAGE OF NET ASSETS**:
----------------------------------------------------
Cayman Islands                            49.6%
India                                     35.2
United States                             11.2
Hong Kong                                  5.3
China                                      4.0
Mauritius                                  1.9
Jersey                                     1.8
Marshall Islands                           0.6
Net Other Assets and Liabilities          (9.6)
                                        -------
                                         100.0%
                                        =======

** Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index.


Page 42                 See Notes to Financial Statements

FIRST TRUST ISE CHINDIA INDEX FUND (FNI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

-----------------------------

OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                $   16,328,792
Non-cash Collateral(2)                            (16,328,792)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(3)                $   12,265,967
Non-cash Collateral(4)                            (12,265,967)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Repurchase agreements, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2016, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 43

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             BANKS -- 86.6%
      25,527 1st Source Corp.                  $      826,820
       8,505 American National Bankshares,
                Inc.                                  214,156
      34,397 Ameris Bancorp                         1,021,591
      12,812 Arrow Financial Corp.                    388,075
      24,294 Atlantic Capital Bancshares,
                Inc. (a)                              351,291
      15,352 BancFirst Corp.                          926,033
      37,472 Bancorp (The), Inc. (a)                  225,581
       6,040 Bank of Marin Bancorp                    292,155
      89,596 Bank of the Ozarks, Inc.               3,361,642
      32,720 Banner Corp.                           1,391,909
      78,612 BBCN Bancorp, Inc.                     1,172,891
      27,384 Blue Hills Bancorp, Inc.                 404,188
      40,329 BNC Bancorp                              915,872
      65,330 BOK Financial Corp. (b)                4,096,191
      81,908 Boston Private Financial Holdings,
                Inc.                                  964,876
      17,241 Bridge Bancorp, Inc.                     489,644
      69,520 Brookline Bancorp, Inc.                  766,806
      16,598 Bryn Mawr Bank Corp.                     484,662
      10,144 Camden National Corp.                    426,048
      26,304 Capital Bank Financial Corp.,
                Class A                               757,555
      32,011 Cardinal Financial Corp.                 702,321
      11,885 Carolina Financial Corp.                 222,012
      77,861 Cathay General Bancorp                 2,195,680
      47,360 CenterState Banks, Inc.                  745,920
      37,772 Chemical Financial Corp.               1,408,518
      14,805 City Holding Co.                         673,183
      40,855 CoBiz Financial, Inc.                    478,003
      57,281 Columbia Banking System, Inc.          1,607,305
      95,344 Commerce Bancshares, Inc.              4,566,978
      17,341 Community Trust Bancorp, Inc.            601,039
      29,804 ConnectOne Bancorp, Inc.                 467,625
      17,298 CU Bancorp (a)                           393,184
     106,462 CVB Financial Corp.                    1,744,912
      33,173 Eagle Bancorp, Inc. (a)                1,595,953
     142,303 East West Bancorp, Inc.                4,863,917
      19,772 Enterprise Financial Services Corp.      551,441
      25,154 Fidelity Southern Corp.                  394,163
      14,317 Financial Institutions, Inc.             373,244
      19,622 First Bancorp                            344,955
      37,670 First Busey Corp.                        805,761
      10,868 First Citizens BancShares, Inc.,
                Class A                             2,813,834
      17,296 First Community Bancshares, Inc.         388,122
      15,614 First Connecticut Bancorp, Inc.          258,568
      61,087 First Financial Bancorp                1,188,142
      65,234 First Financial Bankshares, Inc.       2,139,023
      12,090 First Financial Corp.                    442,736
      15,887 First Foundation, Inc. (a)               341,570
      20,746 First Interstate BancSystem, Inc.,
                Class A                               582,963
      40,241 First Merchants Corp.                  1,003,208
      80,314 First Midwest Bancorp, Inc.            1,410,314


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
      18,840 First NBC Bank Holding Co. (a)    $      316,324
      15,383 First of Long Island (The) Corp.         441,031
      28,608 Flushing Financial Corp.                 568,727
     171,303 Fulton Financial Corp.                 2,312,590
      15,063 German American Bancorp, Inc.            481,564
      75,219 Glacier Bancorp, Inc.                  1,999,321
      13,721 Great Southern Bancorp, Inc.             507,265
      20,526 Guaranty Bancorp                         342,784
      76,548 Hancock Holding Co.                    1,998,668
      31,849 Hanmi Financial Corp.                    748,133
      24,216 Heartland Financial USA, Inc.            854,583
      29,598 Heritage Financial Corp.                 520,333
     138,629 Home BancShares, Inc.                  2,743,468
      17,851 HomeTrust Bancshares, Inc. (a)           330,243
      11,834 Horizon Bancorp                          297,507
      40,717 IBERIABANK Corp.                       2,432,026
      25,974 Independent Bank Corp./MA              1,187,012
      20,998 Independent Bank Corp./MI                304,681
      18,231 Independent Bank Group, Inc.             782,292
      65,121 International Bancshares Corp.         1,699,007
     315,111 Investors Bancorp, Inc.                3,491,430
      40,726 Lakeland Bancorp, Inc.                   463,462
      16,489 Lakeland Financial Corp.                 775,148
      47,052 LegacyTexas Financial Group, Inc.      1,266,169
      29,100 Live Oak Bancshares, Inc.                410,601
      21,365 MainSource Financial Group, Inc.         471,098
      72,754 MB Financial, Inc.                     2,639,515
      16,038 Mercantile Bank Corp.                    382,667
      42,420 NBT Bancorp, Inc.                      1,214,485
       4,201 Nicolet Bankshares, Inc. (a)             159,974
     133,255 Old National Bancorp                   1,669,685
      33,836 Opus Bank                              1,143,657
      19,390 Pacific Continental Corp.                304,617
      27,205 Pacific Premier Bancorp, Inc. (a)        652,920
     118,710 PacWest Bancorp                        4,722,284
      52,707 Park Sterling Corp.                      373,693
      16,121 Peapack-Gladstone Financial Corp.        298,400
      17,932 Peoples Bancorp, Inc.                    390,738
      41,521 Pinnacle Financial Partners, Inc.      2,028,301
     102,411 Popular, Inc.                          3,000,642
      13,905 Preferred Bank                           401,507
      78,395 PrivateBancorp, Inc.                   3,451,732
      12,876 QCR Holdings, Inc.                       350,098
      41,539 Renasant Corp.                         1,342,956
      18,426 Republic Bancorp, Inc., Class A          509,110
      34,466 S&T Bancorp, Inc.                        842,694
      23,567 Sandy Spring Bancorp, Inc.               684,857
      37,449 Seacoast Banking Corp. of
                Florida (a)                           608,172
      25,885 ServisFirst Bancshares, Inc.           1,278,460
      13,113 Sierra Bancorp                           218,856
      53,014 Signature Bank (a)                     6,622,509
      29,946 Simmons First National Corp.,
                Class A                             1,383,056
      23,882 South State Corp.                      1,625,170
      25,891 Southside Bancshares, Inc.               800,550
      18,779 Southwest Bancorp, Inc.                  317,928


Page 44                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
      36,422 State Bank Financial Corp.        $      741,188
      22,100 Stock Yards Bancorp, Inc.                623,883
      12,658 Stonegate Bank                           408,474
      45,332 Texas Capital Bancshares, Inc. (a)     2,119,724
      51,034 TowneBank                              1,104,886
      22,501 TriCo Bancshares                         621,028
      17,886 Triumph Bancorp, Inc. (a)                286,176
      66,773 Trustmark Corp.                        1,659,309
      48,864 UMB Financial Corp.                    2,600,053
     217,713 Umpqua Holdings Corp.                  3,368,020
      43,217 Union Bankshares Corp.                 1,067,892
      68,843 United Bankshares, Inc.                2,582,301
      69,428 United Community Banks, Inc.           1,269,838
      19,372 Univest Corp. of Pennsylvania            407,199
      16,848 Washington Trust Bancorp, Inc.           638,876
      37,884 WesBanco, Inc.                         1,176,298
      25,179 Westamerica Bancorporation (b)         1,240,318
      47,955 Wintrust Financial Corp.               2,445,705
                                               --------------
                                                  146,308,448
                                               --------------
             IT SERVICES -- 0.4%
      11,102 Cass Information Systems, Inc.           573,973
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 13.0%
      44,983 Bank Mutual Corp.                        345,470
      19,691 BankFinancial Corp.                      236,095
      74,486 Beneficial Bancorp, Inc. (a)             947,462
      62,274 BofI Holding, Inc. (a) (b)             1,102,873
     135,507 Capitol Federal Financial, Inc.        1,890,323
      23,701 Clifton Bancorp, Inc.                    357,174
      37,127 Dime Community Bancshares, Inc.          631,530
       8,851 First Defiance Financial Corp.           343,861
      24,489 HomeStreet, Inc. (a)                     487,821
      92,362 Kearny Financial Corp.                 1,161,914
      53,254 Meridian Bancorp, Inc.                   787,094
       8,398 Meta Financial Group, Inc.               427,962
      47,759 Northfield Bancorp, Inc.                 708,266
     100,584 Northwest Bancshares, Inc.             1,491,661
      25,342 OceanFirst Financial Corp.               460,464
      44,556 Oritani Financial Corp.                  712,450
       9,553 Territorial Bancorp, Inc.                252,868
     283,310 TFS Financial Corp.                    4,878,598
      94,305 TrustCo Bank Corp. NY                    604,495
      49,540 United Financial Bancorp, Inc.           643,029
      89,934 Washington Federal, Inc.               2,181,799
      28,774 Waterstone Financial, Inc.               441,105
      29,168 WSFS Financial Corp.                     938,918
                                               --------------
                                                   22,033,232
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        168,915,653
             (Cost $180,688,095)               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MONEY MARKET FUNDS -- 0.2%
     399,381 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.26% (c) (d)                  $      399,381
             (Cost $399,381)                   --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.7%
$    238,836 JPMorgan Chase & Co., 0.30% (c),
                dated 06/30/16, due 07/01/16,
                with a maturity value of
                $238,838. Collateralized by
                U.S. Treasury Notes, interest
                rates of 2.000% to 2.625%, due
                11/15/20 to 11/30/20. The value
                of the collateral including
                accrued interest is
                $244,072. (d)                         238,836
     898,243 RBC Capital Markets LLC,
                0.35% (c), dated 06/30/16, due
                07/01/16, with a maturity value
                of $898,252. Collateralized by
                U.S. Treasury Notes, interest
                rate of 1.500%, due 08/31/18 to
                05/31/20. The value of the
                collateral including accrued
                interest is $918,555. (d)             898,243
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 0.7%                             1,137,079
             (Cost $1,137,079)                 --------------

             TOTAL INVESTMENTS -- 100.9%          170,452,113
             (Cost $182,224,555) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.9)%              (1,456,182)
                                               --------------
             NET ASSETS -- 100.0%              $  168,995,931
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $1,539,189 and the total value of the collateral held by the Fund is $1,536,460.

(c)   Interest rate shown reflects yield as of June 30, 2016.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,080,737 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $13,853,179.


                        See Notes to Financial Statements                Page 45

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $ 168,915,653     $         --     $         --
Money Market Funds          399,381               --               --
Repurchase Agreements            --        1,137,079               --
                      -----------------------------------------------
Total Investments     $ 169,315,034     $  1,137,079     $         --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.

-----------------------------

OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                $    1,539,189
Non-cash Collateral(2)                             (1,536,460)
                                               --------------
Net Amount                                     $        2,729
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) The collateral requirements are determined at the beginning of each business day based on the market value of the loaned securities from the end of the prior day. On June 30, 2016, the last business day of the period, there was sufficient collateral based on the end of day market value from the prior business day; however, as a result of market movement from June 29 to June 30, the value of the related securities loaned was above the collateral value received. See Note 2D - Securities Lending in the Notes to Financial Statements.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(3)                $    1,137,079
Non-cash Collateral(4)                             (1,137,079)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Repurchase agreements, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2016, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 46                 See Notes to Financial Statements

                      This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2016 (UNAUDITED)

                                                                            FIRST TRUST                           FIRST TRUST
                                                                             NASDAQ-100        FIRST TRUST         NASDAQ-100
                                                                               EQUAL           NASDAQ-100-       EX-TECHNOLOGY
                                                                              WEIGHTED      TECHNOLOGY SECTOR        SECTOR
                                                                             INDEX FUND         INDEX FUND         INDEX FUND
                                                                               (QQEW)             (QTEC)             (QQXT)
                                                                          ----------------  ------------------  ----------------

ASSETS:
Investments, at value...............................................       $  372,538,704     $  258,156,047     $  133,467,506
Repurchase agreements, at value.....................................            8,245,777                 --          3,634,144
Cash................................................................               22,254            155,356                 --
Receivables:
      Capital shares sold...........................................                   --                 --                 --
      Investment securities sold....................................                5,115                 --              7,493
      Dividends.....................................................              303,684             77,790            149,864
      Securities lending income.....................................                4,654                 --              2,551
      Interest......................................................                   --                 --                  9
Prepaid expenses....................................................                1,880                970                551
                                                                           --------------     --------------     --------------
      TOTAL ASSETS..................................................          381,122,068        258,390,163        137,262,118
                                                                           --------------     --------------     --------------
LIABILITIES:
Due to custodian....................................................                   --                 --             37,165
Payables:
      Capital shares redeemed.......................................                5,116                 --              7,493
      Investment securities purchased...............................                   --                 --                 --
      Investment advisory fees......................................              101,557             76,675             23,730
      Collateral for securities on loan.............................           11,141,978                 --          4,910,581
      Licensing fees................................................               95,283             67,195             36,821
      Printing fees.................................................               31,134             20,521             13,264
      Audit and tax fees............................................               17,108             17,108             17,108
      Trustees' fees................................................                   73                 65                 63
Other liabilities...................................................               74,518             49,270             34,013
                                                                           --------------     --------------     --------------
      TOTAL LIABILITIES.............................................           11,466,767            230,834          5,080,238
                                                                           --------------     --------------     --------------
NET ASSETS..........................................................       $  369,655,301     $  258,159,329     $  132,181,880
                                                                           ==============     ==============     ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................       $  402,991,899     $  258,501,500     $  132,082,287
Par value...........................................................               88,000             59,500             34,000
Accumulated net investment income (loss)............................               13,523             29,108               (384)
Accumulated net realized gain (loss) on investments.................          (16,626,176)        (8,216,897)         3,716,551
Net unrealized appreciation (depreciation) on investments...........          (16,811,945)         7,786,118         (3,650,574)
                                                                           --------------     --------------     --------------
NET ASSETS..........................................................       $  369,655,301     $  258,159,329     $  132,181,880
                                                                           ==============     ==============     ==============
NET ASSET VALUE, per share..........................................       $        42.01     $        43.39     $        38.88
                                                                           ==============     ==============     ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).......................................            8,800,002          5,950,002          3,400,002
                                                                           ==============     ==============     ==============
Investments, at cost................................................       $  389,350,649     $  250,369,929     $  137,118,080
                                                                           ==============     ==============     ==============
Repurchase agreements, at cost......................................       $    8,245,777     $           --     $    3,634,144
                                                                           ==============     ==============     ==============
Securities on loan, at value........................................       $   11,070,765     $           --     $    4,878,122
                                                                           ==============     ==============     ==============


Page 48                 See Notes to Financial Statements

  FIRST TRUST                                                                               FIRST TRUST
   NASDAQ(R)        FIRST TRUST       FIRST TRUST       FIRST TRUST       FIRST TRUST      NASDAQ(R) ABA
 CLEAN EDGE(R)          S&P               ISE            ISE-REVERE           ISE            COMMUNITY
  GREEN ENERGY          REIT             WATER          NATURAL GAS         CHINDIA             BANK
   INDEX FUND        INDEX FUND        INDEX FUND        INDEX FUND        INDEX FUND        INDEX FUND
     (QCLN)            (FRI)             (FIW)             (FCG)             (FNI)             (QABA)
----------------  ----------------  ----------------  ----------------  ----------------  ----------------


 $   62,592,116    $  322,071,305    $  127,437,497    $  219,872,199    $  171,002,136    $  169,315,034
      8,712,325                --         1,542,349         1,215,111        12,265,967         1,137,079
             37                --             2,707                --                --                --

             --         7,395,581                --        13,476,215                --                --
             --            17,134                --        15,716,056                --                --
         34,529         1,056,076           105,915             3,194           690,756           234,361
         52,218                --             5,947               777            42,796               852
             --                29                42               100                --                --
            228             3,222             2,883             4,153             3,086               467
 --------------    --------------    --------------    --------------    --------------    --------------
     71,391,453       330,543,347       129,097,340       250,287,805       184,004,741       170,687,793
 --------------    --------------    --------------    --------------    --------------    --------------

             --               938                --               938            14,107            20,170

             --                --                --        15,708,357                --                --
             --         7,375,404                --        13,483,828                --                --
         16,617            71,734            42,817            55,196            53,650            18,136
     11,772,394                --         2,084,075         1,641,900         16,574,19       7 1,536,460
         15,263            73,151            15,605            53,441            34,522            37,673
          7,731            15,550             9,696            21,092            13,546            19,781
         17,108            17,108            17,108            17,108            17,108            17,108
             56                30                36                30                57                63
         11,956            48,990            20,109            50,904            44,786            42,471
 --------------    --------------    --------------    --------------    --------------    --------------
     11,841,125         7,602,905         2,189,446        31,032,794        16,751,973         1,691,862
 --------------    --------------    --------------    --------------    --------------    --------------
 $   59,550,328    $  322,940,442    $  126,907,894    $  219,255,011    $  167,252,768    $  168,995,931
 ==============    ==============    ==============    ==============    ==============    ==============

 $  116,822,167    $  300,452,807    $  131,529,424    $  753,164,014    $  262,729,186    $  185,475,738
         41,500           131,000            36,000            89,984            61,500            44,500
         35,829         2,298,057            34,135        (1,981,654)           82,458           211,364
    (45,471,411)       (1,113,035)      (11,082,110)     (538,209,403)      (83,379,659)       (4,963,229)
    (11,877,757)       21,171,613         6,390,445         6,192,070       (12,240,717)      (11,772,442)
 --------------    --------------    --------------    --------------    --------------    --------------
 $   59,550,328    $  322,940,442    $  126,907,894    $  219,255,011    $  167,252,768    $  168,995,931
 ==============    ==============    ==============    ==============    ==============    ==============
 $        14.35    $        24.65    $        35.25    $        24.37    $        27.20    $        37.98
 ==============    ==============    ==============    ==============    ==============    ==============

      4,150,002        13,100,002         3,600,002         8,998,365         6,150,002         4,450,002
 ==============    ==============    ==============    ==============    ==============    ==============
 $   74,469,873    $  300,899,692    $  121,047,052    $  213,680,129    $  183,242,853    $  181,087,476
 ==============    ==============    ==============    ==============    ==============    ==============
 $    8,712,325    $           --    $    1,542,349    $    1,215,111    $   12,265,967    $    1,137,079
 ==============    ==============    ==============    ==============    ==============    ==============
 $   11,582,702    $           --    $    2,037,726    $    1,575,900    $   16,328,792    $    1,539,189
 ==============    ==============    ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2016 (UNAUDITED)

                                                                            FIRST TRUST                           FIRST TRUST
                                                                             NASDAQ-100        FIRST TRUST         NASDAQ-100
                                                                               EQUAL           NASDAQ-100-       EX-TECHNOLOGY
                                                                              WEIGHTED      TECHNOLOGY SECTOR        SECTOR
                                                                             INDEX FUND         INDEX FUND         INDEX FUND
                                                                               (QQEW)             (QTEC)             (QQXT)
                                                                          ----------------  ------------------  ----------------

INVESTMENT INCOME:
Dividends...........................................................       $    3,187,170     $    4,043,326     $      656,973
Securities lending income (net of fees).............................               76,766                 --             43,225
Interest............................................................                   --                 --                259
Foreign tax withholding.............................................              (11,164)                --                 --
                                                                           --------------     --------------     --------------
      Total investment income.......................................            3,252,772          4,043,326            700,457
                                                                           --------------     --------------     --------------
EXPENSES:
Investment advisory fees............................................              797,835            540,934            309,178
Licensing fees......................................................              199,459            135,234             77,294
Accounting and administration fees..................................               90,940             62,959             37,077
Custodian fees......................................................               59,023             18,372             23,427
Printing fees.......................................................               27,214             19,769             16,095
Legal fees..........................................................               18,500             13,919              8,189
Audit and tax fees..................................................               12,394             12,394             12,394
Transfer agent fees.................................................                9,973              6,762              3,865
Trustees' fees and expenses.........................................                4,578              4,555              4,517
Listing fees........................................................                3,238              3,671              2,952
Registration and filing fees........................................                   --                 --                799
Other expenses......................................................                8,249              5,038              2,918
                                                                           --------------     --------------     --------------
      Total expenses................................................            1,231,403            823,607            498,705
      Less fees waived and expenses reimbursed by the investment
         advisor....................................................              (34,650)           (12,205)           (34,939)
                                                                           --------------     --------------     --------------
      Net expenses..................................................            1,196,753            811,402            463,766
                                                                           --------------     --------------     --------------
NET INVESTMENT INCOME (LOSS)........................................            2,056,019          3,231,924            236,691
                                                                           --------------     --------------     --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................           (5,208,313)        (2,969,129)        (1,098,422)
      In-kind redemptions...........................................           13,560,977         17,237,709         11,580,433
                                                                           --------------     --------------     --------------
Net realized gain (loss)............................................            8,352,664         14,268,580         10,482,011
                                                                           --------------     --------------     --------------
Net change in unrealized appreciation (depreciation) on investments.          (34,124,408)       (12,518,484)       (22,891,248)
                                                                           --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................          (25,771,744)         1,750,096        (12,409,237)
                                                                           --------------     --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................       $  (23,715,725)    $    4,982,020     $  (12,172,546)
                                                                           ==============     ==============     ==============


Page 50                 See Notes to Financial Statements

  FIRST TRUST                                                                               FIRST TRUST
   NASDAQ(R)        FIRST TRUST       FIRST TRUST       FIRST TRUST       FIRST TRUST      NASDAQ(R) ABA
 CLEAN EDGE(R)          S&P               ISE            ISE-REVERE           ISE            COMMUNITY
  GREEN ENERGY          REIT             WATER          NATURAL GAS         CHINDIA             BANK
   INDEX FUND        INDEX FUND        INDEX FUND        INDEX FUND        INDEX FUND        INDEX FUND
     (QCLN)            (FRI)             (FIW)             (FCG)             (FNI)             (QABA)
----------------  ----------------  ----------------  ----------------  ----------------  ----------------


 $      245,006    $    5,945,822    $      741,338    $      855,591    $    1,450,529    $    1,941,655
        352,129                --             5,947         1,004,702           230,008               852
             --               454               132               281                --                --
             --                --           (34,832)          (93,031)          (55,872)           (2,960)
 --------------    --------------    --------------    --------------    --------------    --------------
        597,135         5,946,276           712,585         1,767,543         1,624,665         1,939,547
 --------------    --------------    --------------    --------------    --------------    --------------

        122,398           368,067           222,482           370,078           353,487           347,414
         30,600            98,151            27,810            92,519            70,697            78,168
         14,763            59,750            26,449            43,891            40,268            43,411
          6,794            17,396             7,459            27,074            27,688            12,876
          6,902            17,396             4,807            20,095             8,203            33,915
          3,095            13,741             5,959            11,069             8,822            10,048
         12,394            12,394            12,394            12,394            12,394            12,394
          1,530             6,135             2,781             4,626             4,419             4,343
          4,332             4,568             4,379             4,473             4,459             4,862
          3,025             4,475             5,469             6,902             5,658             2,954
           (607)               --                --            (1,834)            1,306               934
          2,313             4,155             2,720             3,918             3,344             2,705
 --------------    --------------    --------------    --------------    --------------    --------------
        207,539           606,228           322,709           595,205           540,745           554,024

        (23,942)               --                --           (40,088)          (10,515)          (32,902)
 --------------    --------------    --------------    --------------    --------------    --------------
        183,597           606,228           322,709           555,117           530,230           521,122
 --------------    --------------    --------------    --------------    --------------    --------------
        413,538         5,340,048           389,876         1,212,426         1,094,435         1,418,425
 --------------    --------------    --------------    --------------    --------------    --------------


     (6,242,510)       (1,142,298)       (4,023,651)     (170,241,518)      (11,611,058)         (789,616)
        728,896         1,294,411         5,558,170        29,293,790        (2,099,928)       (1,066,417)
 --------------    --------------    --------------    --------------    --------------    --------------
     (5,513,614)          152,113         1,534,519      (140,947,728)      (13,710,986)       (1,856,033)
 --------------    --------------    --------------    --------------    --------------    --------------
     (1,791,537)       27,147,202        15,502,348       172,725,447         1,173,373        (7,535,817)
 --------------    --------------    --------------    --------------    --------------    --------------
     (7,305,151)       27,299,315        17,036,867        31,777,719       (12,537,613)       (9,391,850)
 --------------    --------------    --------------    --------------    --------------    --------------

 $   (6,891,613)   $   32,639,363    $   17,426,743    $   32,990,145    $  (11,443,178)   $   (7,973,425)
 ==============    ==============    ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FIRST TRUST                      FIRST TRUST
                                                                     NASDAQ-100                       NASDAQ-100-
                                                                   EQUAL WEIGHTED                  TECHNOLOGY SECTOR
                                                                     INDEX FUND                       INDEX FUND
                                                                       (QQEW)                           (QTEC)
                                                            -----------------------------    -----------------------------
                                                             For the Six                      For the Six
                                                            Months Ended    For the Year     Months Ended    For the Year
                                                              6/30/2016         Ended          6/30/2016         Ended
                                                             (Unaudited)     12/31/2015       (Unaudited)     12/31/2015
                                                            -------------   -------------    -------------   -------------
OPERATIONS:
   Net investment income (loss)...........................  $   2,056,019   $   3,082,310    $   3,231,924   $   2,766,046
   Net realized gain (loss)...............................      8,352,664      41,765,707       14,268,580      44,818,868
   Net change in unrealized appreciation (depreciation)...    (34,124,408)    (34,310,836)     (12,518,484)    (55,092,351)
                                                            -------------   -------------    -------------   -------------
   Net increase (decrease) in net assets resulting
      from operations.....................................    (23,715,725)     10,537,181        4,982,020      (7,507,437)
                                                            -------------   -------------    -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................     (2,042,496)     (3,678,500)      (3,202,816)     (3,154,776)
                                                            -------------   -------------    -------------   -------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................     16,759,549     195,067,101       26,331,058      76,107,779
   Cost of shares redeemed................................   (154,024,841)   (247,074,977)     (72,686,060)   (129,579,619)
                                                            -------------   -------------    -------------   -------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................   (137,265,292)    (52,007,876)     (46,355,002)    (53,471,840)
                                                            -------------   -------------    -------------   -------------
   Total increase (decrease) in net assets................   (163,023,513)    (45,149,195)     (44,575,798)    (64,134,053)

NET ASSETS:
   Beginning of period....................................    532,678,814     577,828,009      302,735,127     366,869,180
                                                            -------------   -------------    -------------   -------------

   End of period..........................................  $ 369,655,301   $ 532,678,814    $ 258,159,329   $ 302,735,127
                                                            =============   =============    =============   =============
   Accumulated net investment income (loss)
      at end of period....................................  $      13,523   $          --    $      29,108   $          --
                                                            =============   =============    =============   =============
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................     12,250,002      13,500,002        7,100,002       8,400,002
   Shares sold............................................        400,000       4,450,000          650,000       1,750,000
   Shares redeemed as a result of reverse share split
      (See Note 4)........................................             --              --               --              --
   Shares redeemed........................................     (3,850,000)     (5,700,000)      (1,800,000)     (3,050,000)
                                                            -------------   -------------    -------------   -------------
   Shares outstanding, end of period......................      8,800,002      12,250,002        5,950,002       7,100,002
                                                            =============   =============    =============   =============


Page 52                 See Notes to Financial Statements

         FIRST TRUST                      FIRST TRUST                       FIRST TRUST
         NASDAQ-100                        NASDAQ(R)                            S&P                           FIRST TRUST
    EX-TECHNOLOGY SECTOR          CLEAN EDGE(R) GREEN ENERGY                   REIT                            ISE WATER
         INDEX FUND                       INDEX FUND                        INDEX FUND                        INDEX FUND
           (QQXT)                           (QCLN)                             (FRI)                             (FIW)
-----------------------------   -------------------------------   -------------------------------   -------------------------------
 For the Six                     For the Six                       For the Six                       For the Six
Months Ended    For the Year     Months Ended     For the Year     Months Ended     For the Year     Months Ended     For the Year
  6/30/2016         Ended         6/30/2016          Ended          6/30/2016          Ended          6/30/2016          Ended
 (Unaudited)     12/31/2015      (Unaudited)       12/31/2015      (Unaudited)       12/31/2015      (Unaudited)       12/31/2015
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

$     236,691   $     497,186   $      413,538   $      523,436   $    5,340,048   $    5,848,521   $      389,876   $    1,102,605
   10,482,011       5,502,730       (5,513,614)      (4,852,254)         152,113       23,006,725        1,534,519        9,174,441
  (22,891,248)       (186,256)      (1,791,537)      (1,381,171)      27,147,202      (22,518,489)      15,502,348      (30,704,492)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

  (12,172,546)      5,813,660       (6,891,613)      (5,709,989)      32,639,363        6,336,757       17,426,743      (20,427,446)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

     (237,075)       (636,390)        (390,025)        (527,840)      (3,041,991)      (6,276,431)        (363,400)      (1,094,946)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

   22,735,596      80,613,411        2,142,506        4,544,831       82,259,652      119,979,221       31,608,140        9,558,341
  (62,591,575)    (18,537,885)      (4,965,420)     (18,268,019)     (15,166,539)    (232,919,287)     (24,195,381)     (84,154,350)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

  (39,855,979)     62,075,526       (2,822,914)     (13,723,188)      67,093,113     (112,940,066)       7,412,759      (74,596,009)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
  (52,265,600)     67,252,796      (10,104,552)     (19,961,017)      96,690,485     (112,879,740)      24,476,102      (96,118,401)


  184,447,480     117,194,684       69,654,880       89,615,897      226,249,957      339,129,697      102,431,792      198,550,193
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

$ 132,181,880   $ 184,447,480   $   59,550,328   $   69,654,880   $  322,940,442   $  226,249,957   $  126,907,894   $  102,431,792
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============

$        (384)  $          --   $       35,829   $       12,316   $    2,298,057   $           --   $       34,135   $        7,659
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============

    4,450,002       2,950,002        4,350,002        5,200,002       10,250,002       15,250,002        3,400,002        5,900,002
      600,000       1,950,000          150,000          250,000        3,550,000        5,250,000          900,000          300,000

           --              --               --               --               --               --               --               --
   (1,650,000)       (450,000)        (350,000)      (1,100,000)        (700,000)     (10,250,000)        (700,000)      (2,800,000)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
    3,400,002       4,450,002        4,150,002        4,350,002       13,100,002       10,250,002        3,600,002        3,400,002
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============


                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                     FIRST TRUST
                                                                     ISE-REVERE                       FIRST TRUST
                                                                     NATURAL GAS                      ISE CHINDIA
                                                                     INDEX FUND                       INDEX FUND
                                                                        (FCG)                            (FNI)
                                                            -----------------------------    -----------------------------
                                                             For the Six                      For the Six
                                                            Months Ended    For the Year     Months Ended    For the Year
                                                              6/30/2016         Ended          6/30/2016         Ended
                                                             (Unaudited)     12/31/2015       (Unaudited)     12/31/2015
                                                            -------------   -------------    -------------   -------------
OPERATIONS:
   Net investment income (loss)...........................  $   1,212,426   $   5,401,247    $   1,094,435   $   1,407,972
   Net realized gain (loss)...............................   (140,947,728)   (182,923,218)     (13,710,986)     (5,169,003)
   Net change in unrealized appreciation (depreciation)...    172,725,447      (5,578,141)       1,173,373     (22,242,010)
                                                            -------------   -------------    -------------   -------------
   Net increase (decrease) in net assets resulting
      from operations.....................................     32,990,145    (183,100,112)     (11,443,178)    (26,003,041)
                                                            -------------   -------------    -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................     (3,194,080)     (5,545,080)        (805,520)     (1,676,190)
                                                            -------------   -------------    -------------   -------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................    292,614,171     248,375,073        2,725,776     248,313,891
   Cost of shares redeemed................................   (256,197,650)   (153,633,016)     (44,411,899)   (111,110,415)
                                                            -------------   -------------    -------------   -------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................     36,416,521      94,742,057      (41,686,123)    137,203,476
                                                            -------------   -------------    -------------   -------------
   Total increase (decrease) in net assets................     66,212,586     (93,903,135)     (53,934,821)    109,524,245

NET ASSETS:
   Beginning of period....................................    153,042,425     246,945,560      221,187,589     111,663,344
                                                            -------------   -------------    -------------   -------------

   End of period..........................................  $ 219,255,011   $ 153,042,425    $ 167,252,768   $ 221,187,589
                                                            =============   =============    =============   =============
   Accumulated net investment income (loss)
      at end of period....................................  $  (1,981,654)  $          --    $      82,458   $    (206,457)
                                                            =============   =============    =============   =============
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................      6,860,000       4,400,000 (a)    7,800,002       3,900,002
   Shares sold............................................     40,850,000       7,080,000 (a)      100,000       7,950,000
   Shares redeemed as a result of reverse share split
      (See Note 4)........................................     (9,561,635)             --               --              --
   Shares redeemed........................................    (29,150,000)     (4,620,000)(a)   (1,750,000)     (4,050,000)
                                                            -------------   -------------    -------------   -------------
   Shares outstanding, end of period......................      8,998,365       6,860,000        6,150,002       7,800,002
                                                            =============   =============    =============   =============


(a) Share amounts have been adjusted to reflect the 1-for-5 reverse stock split that was effective May 2, 2016.


Page 54                 See Notes to Financial Statements

         FIRST TRUST
        NASDAQ(R) ABA
       COMMUNITY BANK
         INDEX FUND
           (QABA)
-----------------------------
 For the Six
Months Ended    For the Year
  6/30/2016         Ended
 (Unaudited)     12/31/2015
-------------   -------------

$   1,418,425   $   1,745,776
   (1,856,033)      6,013,312
   (7,535,817)    (10,201,193)
-------------   -------------

   (7,973,425)     (2,442,105)
-------------   -------------

   (1,319,831)     (1,652,931)
-------------   -------------

    9,891,235     198,934,541
  (55,504,175)    (80,755,559)
-------------   -------------

  (45,612,940)    118,178,982
-------------   -------------
  (54,906,196)    114,083,946


  223,902,127     109,818,181
-------------   -------------

$ 168,995,931   $ 223,902,127
=============   =============

$     211,364   $     112,770
=============   =============

    5,750,002       3,000,002
      250,000       4,950,000

           --              --
   (1,550,000)     (2,200,000)
-------------   -------------
    4,450,002       5,750,002
=============   =============


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

                                           SIX MONTHS
                                             ENDED                            YEAR ENDED DECEMBER 31,
                                           6/30/2016    --------------------------------------------------------------------
                                          (UNAUDITED)       2015          2014          2013          2012          2011
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of period       $    43.48    $    42.80    $    36.35    $    26.10    $    22.98    $    23.74
                                           ----------    ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.22          0.22          0.41          0.17          0.27          0.05
Net realized and unrealized gain (loss)         (1.47)         0.73          6.49         10.25          3.14         (0.70)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                (1.25)         0.95          6.90         10.42          3.41         (0.65)
                                           ----------    ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.22)        (0.27)        (0.45)        (0.17)        (0.29)        (0.11)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period             $    42.01    $    43.48    $    42.80    $    36.35    $    26.10    $    22.98
                                           ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                (2.88)%        2.22%        19.13%        39.95%        14.86%        (2.77)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $  369,655    $  532,679    $  577,828    $  288,945    $   84,815    $   73,539
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.62%(b)      0.60%         0.61%         0.63%         0.68%         0.68%
Ratio of net expenses to average net
   assets                                        0.60%(b)      0.60%         0.60%         0.60%         0.60%         0.60%
Ratio of net investment income (loss) to
   average net assets                            1.03%(b)      0.51%         1.10%         0.60%         1.01%         0.23%
Portfolio turnover rate (c)                        12%           31%           27%           38%           34%           27%


FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

                                           SIX MONTHS
                                             ENDED                            YEAR ENDED DECEMBER 31,
                                           6/30/2016    --------------------------------------------------------------------
                                          (UNAUDITED)       2015          2014          2013          2012          2011
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of period       $    42.64    $    43.67    $    35.43    $    25.86    $    24.14    $    25.69
                                           ----------    ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.50          0.37          0.45          0.24          0.19          0.00 (d) (e)
Net realized and unrealized gain (loss)          0.75         (0.98)         8.32          9.59          1.74         (1.47)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                 1.25         (0.61)         8.77          9.83          1.93         (1.47)
                                           ----------    ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.50)        (0.42)        (0.53)        (0.26)        (0.21)        (0.08)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period             $    43.39    $    42.64    $    43.67    $    35.43    $    25.86    $    24.14
                                           ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                 2.93%        (1.37)%       24.83%        38.12%         8.02%        (5.75)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $  258,159    $  302,735    $  366,869    $  177,165    $  106,008    $  149,660
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.61%(b)      0.60%         0.61%         0.62%         0.65%         0.63%
Ratio of net expenses to average net
   assets                                        0.60%(b)      0.60%         0.60%         0.60%         0.60%         0.60%
Ratio of net investment income (loss) to
   average net assets                            2.39%(b)      0.83%         1.32%         0.80%         0.63%        (0.02)%
Portfolio turnover rate (c)                        12%           23%           20%           33%           26%           21%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)   Amount represents less than $0.01 per share.

(e)   Per share amounts have been calculated using the average share method.


Page 56                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

                                           SIX MONTHS
                                             ENDED                            YEAR ENDED DECEMBER 31,
                                           6/30/2016    --------------------------------------------------------------------
                                          (UNAUDITED)       2015          2014          2013          2012          2011
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of period       $    41.45    $    39.73    $    34.77    $    24.70    $    20.80    $    21.10
                                           ----------    ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.06          0.13          0.32          0.10          0.31          0.06
Net realized and unrealized gain (loss)         (2.57)         1.75          4.97         10.06          3.92         (0.28)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                (2.51)         1.88          5.29         10.16          4.23         (0.22)
                                           ----------    ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.06)        (0.16)        (0.33)        (0.09)        (0.33)        (0.08)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period             $    38.88    $    41.45    $    39.73    $    34.77    $    24.70    $    20.80
                                           ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                (6.05)%        4.75%        15.35%        41.24%        20.31%        (1.08)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $  132,182    $  184,447    $  117,195    $   90,396    $   41,982    $   30,157
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.65%(b)      0.63%         0.64%         0.67%         0.76%         0.78%
Ratio of net expenses to average net
   assets                                        0.60%(b)      0.60%         0.60%         0.60%         0.60%         0.60%
Ratio of net investment income (loss) to
   average net assets                            0.31%(b)      0.33%         0.90%         0.38%         1.34%         0.31%
Portfolio turnover rate (c)                        14%           39%           23%           33%           40%           37%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

                                           SIX MONTHS
                                             ENDED                            YEAR ENDED DECEMBER 31,
                                           6/30/2016    --------------------------------------------------------------------
                                          (UNAUDITED)       2015          2014          2013          2012          2011
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of period       $    16.01    $    17.23    $    17.90    $     9.48    $     9.65    $    16.42
                                           ----------    ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.10          0.11          0.13          0.07          0.13         (0.03)
Net realized and unrealized gain (loss)         (1.67)        (1.21)        (0.66)         8.42         (0.18)        (6.74)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                (1.57)        (1.10)        (0.53)         8.49         (0.05)        (6.77)
                                           ----------    ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.09)        (0.12)        (0.14)        (0.07)        (0.12)           --
                                           ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period             $    14.35    $    16.01    $    17.23    $    17.90    $     9.48    $     9.65
                                           ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                (9.80)%       (6.43)%       (3.05)%       89.79%        (0.50)%      (41.23)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $   59,550    $   69,655      $ 89,616      $ 97,574     $ 13,740       $ 20,740
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.68%(b)      0.65%         0.64%         0.70%         0.98%         0.77%
Ratio of net expenses to average net
   assets                                        0.60%(b)      0.60%         0.60%         0.60%         0.60%         0.60%
Ratio of net investment income (loss) to
   average net assets                            1.35%(b)      0.65%         0.61%         0.60%         1.19%        (0.18)%
Portfolio turnover rate (c)                        27%           35%           37%           49%           24%           22%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 57

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST S&P REIT INDEX FUND (FRI)

                                           SIX MONTHS
                                             ENDED                            YEAR ENDED DECEMBER 31,
                                           6/30/2016    --------------------------------------------------------------------
                                          (UNAUDITED)       2015          2014          2013          2012          2011
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of period       $    22.07    $    22.24    $    17.54    $    17.75    $    15.47    $    14.65
                                           ----------    ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.45          0.55          0.41          0.52          0.38          0.28
Net realized and unrealized gain (loss)          2.40         (0.13)         4.75         (0.19)         2.30          0.88
                                           ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                 2.85          0.42          5.16          0.33          2.68          1.16
                                           ----------    ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.27)        (0.59)        (0.46)        (0.54)        (0.37)        (0.34)
Net realized gain                                  --            --            --            --         (0.03)           --
                                           ----------    ----------    ----------    ----------    ----------    ----------
Total distributions                             (0.27)        (0.59)        (0.46)        (0.54)        (0.40)        (0.34)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period             $    24.65    $    22.07    $    22.24    $    17.54    $    17.75    $    15.47
                                           ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                12.96%         1.97%        29.61%         1.82%        17.39%         7.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $  322,940    $  226,250    $  339,130    $  148,210    $  402,888    $  324,961
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.49%(b)      0.48%         0.50%         0.50%         0.50%         0.57%
Ratio of net expenses to average net
   assets                                        0.49%(b)      0.48%         0.50%         0.50%         0.50%         0.50%
Ratio of net investment income (loss) to
   average net assets                            4.35%(b)      2.30%         2.35%         2.31%         2.15%         2.03%
Portfolio turnover rate (c)                         3%            8%           11%           11%            8%            9%


FIRST TRUST ISE WATER INDEX FUND (FIW)

                                           SIX MONTHS
                                             ENDED                            YEAR ENDED DECEMBER 31,
                                           6/30/2016    --------------------------------------------------------------------
                                          (UNAUDITED)       2015          2014          2013          2012          2011
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of period       $    30.13    $    33.65    $    33.79    $    25.99    $    20.71    $    22.13
                                           ----------    ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.11          0.23          0.25          0.21          0.23          0.16
Net realized and unrealized gain (loss)          5.12         (3.52)        (0.14)         7.80          5.30         (1.39)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                 5.23         (3.29)         0.11          8.01          5.53         (1.23)
                                           ----------    ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.11)        (0.23)        (0.25)        (0.21)        (0.25)        (0.19)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period             $    35.25    $    30.13    $    33.65    $    33.79    $    25.99    $    20.71
                                           ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                17.39%        (9.81)%        0.36%        30.91%        26.83%        (5.62)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $  126,908    $  102,432    $  198,550    $  197,643    $   72,769    $   57,986
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.58%(b)      0.57%         0.59%         0.60%         0.63%         0.64%
Ratio of net expenses to average net
   assets                                        0.58%(b)      0.57%         0.59%         0.60%         0.60%         0.60%
Ratio of net investment income (loss) to
   average net assets                            0.70%(b)      0.70%         0.75%         0.75%         1.02%         0.79%
Portfolio turnover rate (c)                        20%           17%           24%           45%           31%           31%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 58                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND (FCG)

                                           SIX MONTHS
                                             ENDED                            YEAR ENDED DECEMBER 31,
                                           6/30/2016    --------------------------------------------------------------------
                                          (UNAUDITED)     2015 (a)      2014 (a)      2013 (a)      2012 (a)      2011 (a)
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of period       $    22.30    $    56.10    $    97.65    $    78.35    $    90.95    $    98.00
                                           ----------    ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.12          1.00          0.70          0.35          0.35          0.40
Net realized and unrealized gain (loss)          2.29        (33.75)       (41.50)        19.30        (12.60)        (7.05)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                 2.41        (32.75)       (40.80)        19.65        (12.25)        (6.65)
                                           ----------    ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.34)        (1.05)        (0.75)        (0.35)        (0.35)        (0.40)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period             $    24.37    $    22.30    $    56.10    $    97.65    $    78.35    $    90.95
                                           ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (b)                                10.91%       (59.10)%      (42.02)%       25.13%       (13.51)%       (6.85)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $  219,255    $  153,042    $  246,946    $  464,795    $ 387,899     $  346,556
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.64%(c)      0.62%         0.61%         0.60%         0.63%         0.63%
Ratio of net expenses to average net
   assets                                        0.60%(c)      0.60%         0.60%         0.60%         0.60%         0.60%
Ratio of net investment income (loss) to
   average net assets                            1.31%(c)      2.44%         0.74%         0.40%         0.40%         0.39%
Portfolio turnover rate (d)                        83%           67%           42%           49%           41%           43%


FIRST TRUST ISE CHINDIA INDEX FUND (FNI)

                                           SIX MONTHS
                                             ENDED                            YEAR ENDED DECEMBER 31,
                                           6/30/2016    --------------------------------------------------------------------
                                          (UNAUDITED)       2015          2014          2013          2012          2011
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of period       $    28.36    $    28.63    $    28.22    $    20.97    $    18.23    $    25.01
                                           ----------    ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.17          0.15          0.20          0.20          0.35          0.27
Net realized and unrealized gain (loss)         (1.20)        (0.24)         0.48          7.26          2.74         (6.75)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                (1.03)        (0.09)         0.68          7.46          3.09         (6.48)
                                           ----------    ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.13)        (0.18)        (0.27)        (0.21)        (0.35)        (0.30)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period             $    27.20    $    28.36    $    28.63    $    28.22    $    20.97    $    18.23
                                           ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (b)                                (3.64)%       (0.32)%        2.37%        35.81%        17.11%       (26.02)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $  167,253    $  221,188    $  111,663    $   71,962    $   66,066    $   79,287
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.61%(c)      0.62%         0.65%         0.66%         0.73%         0.66%
Ratio of net expenses to average net
   assets                                        0.60%(c)      0.60%         0.60%         0.60%         0.60%         0.60%
Ratio of net investment income (loss) to
   average net assets                            1.24%(c)      0.64%         0.54%         0.79%         1.60%         1.00%
Portfolio turnover rate (d)                        30%           68%           40%           40%           29%           23%


(a) All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-5 reverse share split on May 2, 2016. The net asset values reported on December 31, 2015, 2014, 2013, 2012 and 2011 prior to the reverse share split restatement were $4.46, $11.22, $19.53, $15.67 and $18.19, respectively.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 59

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

                                           SIX MONTHS
                                             ENDED                            YEAR ENDED DECEMBER 31,
                                           6/30/2016    --------------------------------------------------------------------
                                          (UNAUDITED)       2015          2014          2013          2012          2011
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of period       $    38.94    $    36.61    $    36.11    $    25.56    $    22.97    $    24.95
                                           ----------    ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.32          0.56          0.47          0.37          0.48          0.37
Net realized and unrealized gain (loss)         (0.99)         2.31          0.50         10.55          2.62         (1.98)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                (0.67)         2.87          0.97         10.92          3.10         (1.61)
                                           ----------    ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.29)        (0.54)        (0.47)        (0.37)        (0.51)        (0.37)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period             $    37.98    $    38.94    $    36.61    $    36.11    $    25.56    $    22.97
                                           ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                (1.70)%        7.88%         2.72%        42.89%        13.52%        (6.48)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $  168,996    $  223,902    $  109,818    $   52,362    $    8,945    $   12,634
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.64%(b)      0.62%         0.64%         0.76%         1.04%         0.96%
Ratio of net expenses to average net
   assets                                        0.60%(b)      0.60%         0.60%         0.60%         0.60%         0.60%
Ratio of net investment income (loss) to
   average net assets                            1.63%(b)      1.52%         1.41%         1.38%         1.90%         1.62%
Portfolio turnover rate (c)                         6%           19%           26%           29%           17%           29%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 60                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)


                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of nineteen exchange-traded funds. This report covers the nine funds listed below:

      First Trust NASDAQ-100 Equal Weighted Index Fund - (The Nasdaq Stock
         Market LLC ("Nasdaq") ticker "QQEW")
      First Trust NASDAQ-100-Technology Sector Index Fund - (Nasdaq ticker
         "QTEC")
      First Trust NASDAQ-100 Ex-Technology Sector Index Fund - (Nasdaq
         ticker "QQXT")
      First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund - (Nasdaq
         ticker "QCLN")
      First Trust S&P REIT Index Fund - (NYSE Arca, Inc. ("NYSE Arca") ticker
         "FRI")
      First Trust ISE Water Index Fund - (NYSE Arca ticker "FIW")
      First Trust ISE-Revere Natural Gas Index Fund - (NYSE Arca ticker "FCG") First Trust ISE Chindia Index Fund - (NYSE Arca ticker "FNI")
      First Trust NASDAQ(R) ABA Community Bank Index Fund - (Nasdaq ticker
         "QABA")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust NASDAQ-100 Equal Weighted Index Fund                NASDAQ-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index Fund             NASDAQ-100 Technology Sector Index(SM)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund          NASDAQ-100 Ex-Tech Sector Index(SM)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     NASDAQ(R) Clean Edge(R) Green Energy Index(SM)
First Trust S&P REIT Index Fund                                 S&P United States REIT Index
First Trust ISE Water Index Fund                                ISE Water(TM) Index
First Trust ISE-Revere Natural Gas Index Fund                   ISE-Revere Natural Gas(TM) Index
First Trust ISE Chindia Index Fund                              ISE ChIndia(TM) Index
First Trust NASDAQ(R) ABA Community Bank Index Fund             NASDAQ OMX(R) ABA Community Bank Index(SM)


                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds, each of which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using the data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs") and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of June 30, 2016, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in master limited partnerships ("MLPs") generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities". For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2016, QQEW, QQXT, QCLN, FIW, FCG, FNI and QABA have securities in the securities lending program.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury Notes. The U.S. Treasury Notes are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury Notes can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the six months ended June 30, 2016, were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually. Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2015 was as follows:

                                                                                            Distributions       Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital        from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     $        3,678,500    $             --    $             --
First Trust NASDAQ-100-Technology Sector Index Fund                           3,154,776                  --                  --
First Trust NASDAQ-100 Ex-Technology Sector Index  Fund                         636,390                  --                  --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                     527,840                  --                  --
First Trust S&P REIT Index Fund                                               6,276,431                  --                  --
First Trust ISE Water Index Fund                                              1,094,946                  --                  --
First Trust ISE-Revere Natural Gas Index Fund                                 5,545,080                  --                  --
First Trust ISE Chindia Index Fund                                            1,676,190                  --                  --
First Trust NASDAQ(R) ABA Community Bank Index Fund                           1,652,931                  --                  --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

As of December 31, 2015, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     $               --    $    (19,936,392)   $     12,270,015
First Trust NASDAQ-100-Technology Sector Index Fund                                  --         (19,112,273)         16,931,398
First Trust NASDAQ-100 Ex-Technology Sector Index  Fund                              --          (5,117,833)         17,593,047
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                      12,316         (38,540,783)        (11,503,234)
First Trust S&P REIT Index Fund                                                      --                  --          (7,240,737)
First Trust ISE Water Index Fund                                                  7,659         (12,224,967)         (9,503,565)
First Trust ISE-Revere Natural Gas Index Fund                                        --        (373,003,580)       (190,791,472)
First Trust ISE Chindia Index Fund                                               22,787         (67,469,120)        (15,842,887)
First Trust NASDAQ(R) ABA Community Bank Index Fund                             112,770          (1,301,315)         (6,042,506)

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of June 30, 2016, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2015, the Funds, except for First Trust S&P REIT Index Fund, had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                              Capital      Capital      Capital
                                                                Loss        Loss         Loss         Post-        Total
                                                             Available    Available    Available   Enactment -    Capital
                                                              Through      Through      Through        No          Loss
                                                                2016        2017         2018      Expiration    Available
                                                             ----------  -----------  -----------  -----------  -----------
First Trust NASDAQ-100 Equal Weighted Index Fund             $1,957,170  $ 4,681,103  $        --  $13,298,119  $19,936,392
First Trust NASDAQ-100-Technology Sector Index Fund           1,421,664    2,016,911           --   15,673,698   19,112,273
First Trust NASDAQ-100 Ex-Technology Sector Index Fund          143,597    1,051,894       80,899    3,841,443    5,117,833
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund   4,246,707    7,483,633    5,884,801   20,925,642   38,540,783
First Trust ISE Water Index Fund                                318,246    5,768,328    2,198,674    3,939,719   12,224,967
First Trust ISE-Revere Natural Gas Index Fund                 7,264,703   32,569,413   40,089,981  293,079,483  373,003,580
First Trust ISE Chindia Index Fund                           11,116,593   11,686,955    7,245,147   37,420,425   67,469,120
First Trust NASDAQ(R) ABA Community Bank Index Fund                  --        4,787      116,604    1,179,924    1,301,315


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust NASDAQ-100 Equal Weighted Index Fund        `       The Nasdaq Stock Market LLC
First Trust NASDAQ-100-Technology Sector Index Fund             The Nasdaq Stock Market LLC
First Trust NASDAQ-100 Ex-Technology Sector Index Fund          The Nasdaq Stock Market LLC
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     The Nasdaq Stock Market LLC /Clean Edge(R), Inc.
First Trust S&P REIT Index Fund                                 S&P Dow Jones Indices LLC
First Trust ISE Water Index Fund                                International Securities Exchange, LLC
First Trust ISE-Revere Natural Gas Index Fund                   International Securities Exchange, LLC
First Trust ISE Chindia Index Fund                              International Securities Exchange, LLC
First Trust NASDAQ(R)ABA Community Bank Index Fund              The Nasdaq Stock Market LLC

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     0.40%
First Trust NASDAQ-100-Technology Sector Index Fund                  0.40%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund               0.40%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.40%
First Trust S&P REIT Index Fund                                      0.30%
First Trust ISE Water Index Fund                                     0.40%
First Trust ISE-Revere Natural Gas Index Fund                        0.40%
First Trust ISE Chindia Index Fund                                   0.40%
First Trust NASDAQ(R)ABA Community Bank Index Fund                   0.40%

The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2018.

                                                                  Expense Cap
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     0.60%
First Trust NASDAQ-100-Technology Sector Index Fund                  0.60%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund               0.60%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.60%
First Trust S&P REIT Index Fund                                      0.50%
First Trust ISE Water Index Fund                                     0.60%
First Trust ISE-Revere Natural Gas Index Fund                        0.60%
First Trust ISE Chindia Index Fund                                   0.60%
First Trust NASDAQ(R)ABA Community Bank Index Fund                   0.60%


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


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees were waived by First Trust. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the six months ended June 30, 2016 and fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                              Fees Waived or Expenses Borne
                                                                            by First Trust Subject to Recovery
                                                               ------------------------------------------------------------
                                   Advisory                       Year         Year         Year      Six Months
                                      Fee         Expense        Ended        Ended        Ended        Ended
                                    Waivers    Reimbursement   12/31/2013   12/31/2014   12/31/2015   6/30/2016     Total
                                   ---------   -------------   ----------   ----------   ----------   ---------   ---------
First Trust NASDAQ-100 Equal
   Weighted Index Fund             $  34,650   $          --   $   32,037   $   41,566   $       --   $  34,650   $ 108,253
First Trust NASDAQ-100-
   Technology Sector Index Fund       12,205              --        8,521       33,593       10,215      12,205      64,534
First Trust NASDAQ-100 Ex-
   Technology Sector Index Fund       34,939              --       23,612       40,262       38,410      34,939     137,223
First Trust NASDAQ(R) Clean
   Edge(R) Green Energy Index Fund    23,942              --       28,004       50,372       38,617      23,942     140,935
First Trust S&P REIT Index Fund           --              --           --           --           --          --          --
First Trust ISE Water Index Fund          --              --           --           --           --          --          --
First Trust ISE-Revere Natural
   Gas Index Fund                     40,088              --           --       42,386       37,153      40,088     119,627
First Trust ISE Chindia Index Fund    10,515              --       34,354       33,734       38,142      10,515     116,745
First Trust NASDAQ(R) ABA
   Community Bank Index Fund          32,902              --       21,657       37,176       22,638      32,902     114,373

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                             4. REVERSE SHARE SPLIT

On April 22, 2016, the Trust's Board of Trustees approved a one-for-five reverse share split, whereby every five outstanding shares of the First Trust ISE-Revere Natural Gas Fund ("FCG") as of the close of business on April 29, 2016 automatically converted to one share as of the opening of business on May 2, 2016. In addition, at the opening of business on May 2, 2016, FCG's shares no longer traded under the CUSIP number 33734J102, and instead began trading under the new CUSIP number 33733E807.

For the year ended December 31, 2015, all share transactions on the Statements of Changes in Net Assets, and all prior years' per share data on the Financial Highlights have been adjusted to reflect the reverse share split. For the six months ended June 30, 2016, the share transactions on the Statements of Changes in Net Assets reflect the actual transactions, including the impact of the reverse share split. As a result of the reverse share split, fractional shares totaling 1,635 shares were redeemed and paid out to shareholders. The reverse share split had no impact on the overall value of a shareholder's investment in FCG.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

                      5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2016, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund                  $    47,796,789   $    47,614,651
First Trust NASDAQ-100-Technology Sector Index Fund                    32,018,369        32,237,160
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                 21,211,998        21,049,447
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund            17,178,411        17,125,896
First Trust S&P REIT Index Fund                                        10,188,972         7,316,485
First Trust ISE Water Index Fund                                       23,441,774        23,454,397
First Trust ISE-Revere Natural Gas Index Fund                         156,516,117       155,173,749
First Trust ISE Chindia Index Fund                                     55,639,770        57,331,150
First Trust NASDAQ(R) ABA Community Bank Index Fund                    11,177,558        11,125,194

For the six months ended June 30, 2016, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund                  $    16,734,782   $   153,878,485
First Trust NASDAQ-100-Technology Sector Index Fund                    26,299,092        72,515,603
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                 22,701,705        62,547,952
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund             2,136,171         4,950,448
First Trust S&P REIT Index Fund                                        82,035,489        15,078,757
First Trust ISE Water Index Fund                                       31,582,356        24,157,115
First Trust ISE-Revere Natural Gas Index Fund                         289,559,131       255,689,725
First Trust ISE Chindia Index Fund                                      2,724,674        44,360,976
First Trust NASDAQ(R) ABA Community Bank Index Fund                     9,875,637        55,371,629


                  6. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities            Creation
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                           101-499                    $1,000
                         500 or more                  $1,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities           Redemption
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before June 30, 2017.

                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase exchange-traded fund ("ETF") shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

Each Fund will be concentrated in the securities of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than less concentrated funds.

Each Fund is considered to be non-diversified. As a result, those Funds are exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invest in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

The First Trust NASDAQ-100 Equal Weighted Index Fund and the First Trust NASDAQ-100-Technology Sector Index Fund invest in stocks of companies in the technology sector. You should be aware that an investment in a portfolio which invests in a particular sector involves additional risks, including limited diversification. The companies engaged in the technology sector are subject to fierce competition and high research and development costs, and their products and services may be subject to rapid obsolescence.

First Trust S&P REIT Index Fund and First Trust NASDAQ(R) ABA Community Bank Index Fund invest in securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations. The downturn in the U.S. and world economies has adversely affected banks, thrifts and other companies in the financials sector.

The First Trust ISE Chindia Index Fund, the First Trust NASDAQ-100 Equal Weighted Index Fund, the First Trust NASDAQ-100-Technology Sector Index Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

The First Trust NASDAQ-100 Ex-Technology Sector Index Fund and First Trust NASDAQ-100 Equal Weighted Index Fund invest in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust ISE-Revere Natural Gas Index Fund invests in the securities of companies in the energy sector. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. In addition, recent oil prices have been at historic highs and extremely volatile.

The First Trust ISE Water Index Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in the securities of companies in the industrials sector. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust S&P REIT Index Fund invests in companies in the real estate industry, including real estate investment trusts ("REITs") and is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's stock price to decline), which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. Furthermore, increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

The First Trust NASDAQ-100 Ex-Technology Sector Index Fund invests in the securities of companies in the health care sector. Because companies in the health care sector are involved in medical services or health care including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, general problems of these companies include extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulations.

The First Trust ISE Water Index Fund invests in the securities of utilities companies. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. Utilities issuers have been experiencing certain of these problems to varying degrees.

The Funds may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

Because a Fund's corresponding index may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks of non-U.S. companies, the investments of certain Funds, including but not limited to, the First Trust ISE Chindia Index Fund, the First Trust ISE-Revere Natural Gas Index Fund and the First Trust ISE Water Index Fund involve risks of investing in non-U.S. securities that are in addition to the risk associated with domestic securities. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, non-U.S. companies are exposed to additional economic, political, social or diplomatic events. ADRs and ADSs also involve substantially identical risks to those associated with investments in non-U.S. securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invests in renewable and alternative energy companies. You should be aware that share prices of renewable and alternative energy companies have been significantly more volatile than shares of companies operating in other more established industries and the securities included in the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund may be subject to sharp price declines. This industry is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.

The First Trust ISE Water Index Fund invests in companies in the potable water and wastewater industries. You should be aware that adverse developments in these industries may significantly affect the value of the shares of the First Trust ISE Water Index Fund. Companies involved in the potable water and wastewater industries are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and conservation.

The First Trust ISE-Revere Natural Gas Index Fund invests in companies in the natural gas industry. You should be aware that one of the natural gas industry's primary risks is the competitive risk associated with the prices of alternative fuels, such as coal and oil. Additionally, the natural gas industry is sensitive to increased interest rates because of the industry's capital intensive nature. Furthermore, there are additional risks and hazards that are inherent in the natural gas industry that may cause the price of natural gas to widely fluctuate.

The First Trust ISE Chindia Index Fund invests in the securities of Chinese and Indian companies. You should be aware that investments in such companies are subject to additional risks, which are associated with possible adverse economic, political and social developments in those countries.

The First Trust NASDAQ(R) ABA Community Bank Index Fund is concentrated in the securities of NASDAQ(R) listed community banks as defined by its corresponding index which involves additional risks, including limited diversification. These companies are subject to certain risks, including the adverse effects of volatile interest rates, economic recession, increased competition from new entrants in the field, and potential increased regulation. The financial performance of these companies may also be highly dependent upon the business environment in certain geographic regions of the United States and may be adversely impacted by any downturn or unfavorable economic or employment developments in their local markets and the United States as a whole. These companies may also be subject to interest rate risks and changes in monetary policy as their earnings are largely dependent upon their net interest income and lending risks that could further increase because of increases in interest rates and/or continuing economic weakness.

          NOT FDIC INSURED      NOT BANK GUARANTEED      MAY LOSE VALUE

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

     BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT
                              MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of the First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the following nine series of the Trust (each a "Fund" and collectively, the "Funds"):

        First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
        First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
        First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT) First Trust ISE Chindia Index Fund (FNI)
        First Trust ISE Water Index Fund (FIW)
        First Trust ISE-Revere Natural Gas Index Fund (FCG)
        First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN) First Trust S&P REIT Index Fund (FRI)
        First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by each Fund as compared to fees charged to a peer group of funds (substantially all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's MPI Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds. The Board considered the background and experience of the persons responsible for the day-to-day management of the Funds. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective and policies.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

The Board considered the advisory fee rate payable by each Fund under the Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through April 30, 2018. For each Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fee was waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Groups, as well as advisory fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund's MPI Peer Group (except for FIW) included peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total
(net) expense ratios of QCLN, FIW and FNI were below the median total (net) expense ratio of the peer funds in each Fund's respective MPI Peer Group and that the total (net) expense ratios of FCG, QABA, FRI, QQEW, QTEC and QQXT were above the median total (net) expense ratio of the peer funds in each Fund's respective MPI Peer Group. With respect to the MPI Peer Groups, the Board discussed with representatives of the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Funds and other clients that limited their comparability. In considering the advisory fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information for periods ended December 31, 2015 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was consistent with the Fund's prospectus. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to its respective MPI Peer Group and to a broad-based benchmark, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the fees, expenses and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2015 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

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


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


FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund
Book 3

First Trust Total US Market AlphaDEX(R) ETF (TUSA)
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (VIXH)

Semi-Annual Report
June 30, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 JUNE 30, 2016

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust Total US Market AlphaDEX(R) ETF (TUSA).......................   4
   First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (VIXH).............   6
Notes to Fund Performance Overview..........................................   8
Understanding Your Fund Expenses............................................   9
Portfolio of Investments
   First Trust Total US Market AlphaDEX(R) ETF (TUSA).......................  10
   First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (VIXH).............  25
Statements of Assets and Liabilities........................................  32
Statements of Operations....................................................  33
Statements of Changes in Net Assets.........................................  34
Financial Highlights........................................................  35
Notes to Financial Statements...............................................  36
Additional Information......................................................  44

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information Section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in each Fund. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2016

Dear Shareholders:

Thank you for your investment in First Trust Exchange-Traded Fund (the "Trust").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report which contains detailed information about your investment for the six months ended June 30, 2016, including a market overview and the financial reports for the period. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember. First, the U.S. economy grew, despite the massive decline in oil prices. Second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. Early in 2016, many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index declined by 10.27%. Since then, the market has made a steady comeback, and as of June 30, 2016, the S&P 500(R) Index was up 15.73%.

First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investment opportunities each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2016

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

One of the reasons cited by the Federal Reserve for not raising interest rates beyond the initial 0.25% hike in the federal funds target rate on December 16, 2015 is the slowdown in global growth. The International Monetary Fund reduced its global growth estimate for 2016 from 3.4% in January to 3.2% in April. It also shaved its 2017 estimate by 0.1% to 3.5%, according to its own release. To help put this concern into perspective, the rate was 5.4% in 2010.

Shocks can come from anywhere at any time. The Brexit (British + Exit) vote held on June 23, 2016 certainly qualifies. The citizens of the United Kingdom ("U.K.") voted 52% to 48% to leave the European Union ("EU"), according to the BBC. The news was not well-received by the global equities markets. It is not known how it might impact the European recovery underway. In the two trading days (June 24 & June 27) following the vote, total world equity market capitalization ("cap") dropped from $63.81 trillion to $60.17 trillion, or a decline of $3.64 trillion, according to Bloomberg. The global equities markets, however, rebounded to close on June 30 at a combined market cap of $62.70 trillion. The U.K. and the EU are likely going to need months to negotiate this Brexit.

ETFGI, an industry research group, reported that total assets invested in exchange-traded funds ("ETFs") and other exchange-traded products ("ETPs") reached a record high of $3.18 trillion globally in June 2016, according to its own release. Total assets invested in U.S. ETFs/ETPs reached a record high $2.26 trillion in June 2016.

U.S. STOCKS AND BONDS

In the first six months of 2016, the major U.S. stock indices posted positive results. The S&P 500(R) Index, S&P MidCap 400 Index and S&P SmallCap 600(R) Index posted total returns of 3.84%, 7.93%, and 6.23%, respectively, according to Bloomberg. Eight of the 10 major S&P 500(R) Index sectors posted positive total returns. The top performing sectors were Telecommunication Services, Utilities and Energy, up 24.85%, 23.41% and 16.10%, respectively. The two sectors that posted losses were Financials and Information Technology, down 3.05% and 0.32%, respectively.

The stock market appeared to rebound with the recovery in the price of crude oil in mid-February. Crude oil began its plunge in June 2014. It declined from a 2014-high of $107.26 per barrel on June 20, 2014 to a low of $26.21 per barrel on February 11, 2016, according to Bloomberg. It fell 29.24% from December 31, 2015 through February 11, 2016, and then rebounded by 84.40% to $48.33 per barrel on June 30, 2016. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index posted a total return of -10.27%, according to Bloomberg. From February 11, 2016 through June 30, 2016, the index gained 15.73%. Energy stocks had been the best performing sector for a decade. From June 30, 2004 through June 30, 2014, the S&P 500(R) Energy Index posted a cumulative total return of 254.41%, according to Bloomberg. The next best performing sector was utilities, up 176.37%, as measured by the S&P 500(R) Utilities Index for the same period.

In the U.S. bond market, the top-performing major debt group was high yield corporate bonds. The Barclays U.S. Corporate High Yield Index posted a total return of 9.06%. The worst performing major debt group was mortgages, though the group still generated a positive return. The Barclays GNMA 30-Year Index posted a total return of 2.67%. The yield on the benchmark 10-Year Treasury note (T-Note) declined by 80 basis points, from 2.27% (December 31, 2015) to 1.47% (June 30, 2016). Over the past decade, the average yield on the 10-Year T-Note was 2.31%.

FOREIGN STOCKS AND BONDS

The U.S. dollar declined by 2.52% against a basket of major currencies in the first six months of 2016, as measured by the U.S. Dollar Index (DXY). DXY had appreciated 23.63% in the 18-month period ended December 31, 2015. With respect to U.S. investors, a stronger U.S. dollar can negatively impact returns on foreign securities.

Due to a dip in the value of the U.S. dollar and some downward pressure on interest rates in most major economies around the globe, foreign bond indices performed well in the first six months of 2016. The Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 9.06% (USD), while the Barclays Global Aggregate Index of higher quality debt rose 8.96%
(USD). Foreign equities finished mixed. The MSCI Emerging Markets Index of stocks posted a total return of 6.41% (USD), while the MSCI World Index (excluding the U.S.) posted a total return of -2.98% (USD).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

The First Trust Total US Market AlphaDEX(R) ETF (formerly the First Trust Value Line(R) Equity Allocation Index Fund) (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Total US Market Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is designed to quantitatively identify and select stocks across market capitalizations (including large-cap, mid-cap and small-cap companies) that exhibit growth and value factors and appear to have the greatest potential for capital appreciation. The Index is a modified equal-dollar weighted index. The Index is reconstituted and balanced on a quarterly basis. The Fund's shares are listed for trading on The Nasdaq Stock Market LLC. The first day of secondary market trading in shares of the Fund was December 7, 2006.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL             CUMULATIVE
                                                                            TOTAL RETURNS            TOTAL RETURNS
                                                6 Months     1 Year     5 Years    Inception     5 Years    Inception
                                                 Ended        Ended      Ended     (12/5/06)      Ended     (12/5/06)
                                                6/30/16      6/30/16    6/30/16    to 6/30/16    6/30/16    to 6/30/16
FUND PERFORMANCE
NAV                                              3.26%       -4.05%      5.19%       3.68%       28.76%       41.34%
Market Value                                     3.18%       -4.67%      5.15%       3.67%       28.56%       41.14%

INDEX PERFORMANCE
NASDAQ AlphaDEX(R) Total US Market Index*        3.73%       -3.27%       N/A         N/A          N/A         N/A
Russell 3000(R) Index                            3.62%        2.14%     11.60%       6.47%       73.08%       82.23%
---------------------------------------------------------------------------------------------------------------------------

* On January 9, 2015, the Fund's underlying index changed from the Value Line(R) Equity Allocation Index to the NASDAQ AlphaDEX(R) Total US Market Index. Therefore, the Fund's performance and total returns shown for the period prior to January 9, 2015, are not necessarily indicative of the performance the Fund, based on its current index, would have generated. Since the Fund's new underlying index had an inception date of September 8, 2014, it was not in existence for all of the periods disclosed. The Value Line(R) Equity Allocation Index is not shown above as the index terminated on January 9, 2015 and information on this index is no longer available.


(See Notes to Fund Performance Overview on page 8.)


-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    21.75%
Consumer Discretionary                        17.06
Industrials                                   15.17
Information Technology                        14.11
Utilities                                      7.26
Health Care                                    6.78
Consumer Staples                               6.57
Materials                                      4.48
Energy                                         4.20
Telecommunication Services                     2.62
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
NVIDIA Corp.                                   0.54%
Micron Technology, Inc.                        0.54
Ulta Salon, Cosmetics & Fragrance, Inc.        0.52
American Water Works Co., Inc.                 0.50
Archer-Daniels-Midland Co.                     0.49
Dollar Tree, Inc.                              0.47
Vulcan Materials Co.                           0.47
Northrop Grumman Corp.                         0.46
Fiserv, Inc.                                   0.44
Bunge Ltd.                                     0.43
                                             -------
   Total                                       4.86%
                                             =======


-----------------------------
The NASDAQ AlphaDEX(R) Total US Market Index (the "Index") is a trademark of The Nasdaq OMX Group and has been licensed for use by First Trust Portfolios L.P. AlphaDEX(R) is a trademark owned by First Trust Portfolios L.P. and has been licensed to The Nasdaq OMX Group for use in the name of the Index. The First Trust Total US Market AlphaDEX(R) ETF is not sponsored, endorsed, sold or promoted by The Nasdaq OMX Group and The Nasdaq OMX Group makes no representation or warranty regarding the advisability of investing in the First Trust Total US Market AlphaDEX(R) ETF or as to the result to be obtained by any person from use of the Index in connection with the trading of the First Trust Total US Market AlphaDEX(R) ETF.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA) (CONTINUED)

      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
           DECEMBER 5, 2006 - JUNE 30, 2016

                   First Trust
                 Total US Market        Russell 3000(R)
                 AlphaDEX(R) ETF             Index
12/5/06              $10,000                $10,000
12/06                  9,890                 10,008
06/07                 10,610                 10,720
12/07                 10,350                 10,522
06/08                  9,470                  9,360
12/08                  6,681                  6,597
06/09                  7,037                  6,874
12/09                  8,962                  8,466
06/10                  8,831                  7,954
12/10                 10,741                  9,900
06/11                 10,976                 10,529
12/11                  9,714                 10,001
06/12                  9,883                 10,933
12/12                 10,563                 11,643
06/13                 12,087                 13,280
12/13                 14,223                 15,550
06/14                 14,940                 16,629
12/14                 14,559                 17,502
06/15                 14,731                 17,842
12/15                 13,688                 17,587
06/16                 14,134                 18,224

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2011 through June 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             146             1              0            0
01/01/12 - 12/31/12             124             1              0            0
01/01/13 - 12/31/13             140             0              0            0
01/01/14 - 12/31/14             178             0              0            0
01/01/15 - 12/31/15             115            15              0            0
01/01/16 - 06/30/16              48             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/11 - 12/31/11             105             0              0            0
01/01/12 - 12/31/12             122             3              0            0
01/01/13 - 12/31/13             104             8              0            0
01/01/14 - 12/31/14              68             6              0            0
01/01/15 - 12/31/15             110            12              0            0
01/01/16 - 06/30/16              77             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)

The First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the CBOE(R) VIX(R) Tail Hedge Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks and call options included in the Index. The Index is composed of each of the equity securities comprising the S&P 500(R) Index and an out-of-the-money call option position on the Chicago Board Options Exchange Market Volatility Index (the "VIX Index"). The VIX Index is quoted in percentage points, is calculated and disseminated in real-time by The Chicago Board Options Exchange ("CBOE(R)") and is a way of measuring the market's expectation of volatility in the S&P 500(R) over the next 30-day period. The Index, and in turn the Fund, tracks the performance of an S&P 500(R) stock portfolio (with dividends reinvested), and call options on the VIX Index. The amount of the Index allocated to call options on the VIX Index is reevaluated and rebalanced each month, depending on the level of forward expected volatility in the S&P 500(R) Index, as measured by the closest to maturity VIX Index futures. The Index is designed to help address extreme downward movements in the market by hedging its portfolio through purchasing call options on the VIX Index, or "tail hedging." The Index is reconstituted and rebalanced monthly. The Fund's shares are listed for trading on the NYSE Arca, Inc. The first day of secondary market trading in shares of the Fund was August 30, 2012.

----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     AVERAGE ANNUAL             CUMULATIVE
                                                                                      TOTAL RETURNS            TOTAL RETURNS
                                             6 Months Ended      1 Year Ended      Inception (8/29/12)      Inception (8/29/12)
                                                6/30/16            6/30/16             to 6/30/16               to 6/30/16
FUND PERFORMANCE
NAV                                              -1.41%             -4.74%                6.10%                   25.49%
Market Value                                     -1.62%             -4.75%                6.04%                   25.22%

INDEX PERFORMANCE
CBOE(R) VIX(R) Tail Hedge Index                  -1.22%             -4.27%                6.54%                   27.52%
S&P 500(R) Index                                  3.84%              3.99%               13.31%                   61.50%
----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 8.)


-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        19.77%
Financials                                    15.76
Health Care                                   15.01
Consumer Discretionary                        12.35
Consumer Staples                              10.56
Industrials                                    9.87
Energy                                         7.38
Utilities                                      3.57
Telecommunication Services                     2.91
Materials                                      2.82
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Apple, Inc.                                    2.88%
Microsoft Corp.                                2.21
Exxon Mobil Corp.                              2.14
Johnson & Johnson                              1.84
General Electric Co.                           1.59
Amazon.com, Inc.                               1.52
Berkshire Hathaway, Inc., Class B              1.49
AT&T, Inc.                                     1.46
Facebook, Inc., Class A                        1.44
JPMorgan Chase & Co.                           1.25
                                             -------
   Total                                      17.82%
                                             =======

-----------------------------
S&P(R) and S&P 500(R) are registered trademarks of Standard & Poor's Financial Services LLC ("SPFS"); and CBOE(R), Chicago Board Options Exchange(R), CBOE Volatility Index(R) and VIX(R) are registered trademarks of Chicago Board Options Exchange, Incorporated ("CBOE(R)"); and these trademarks have been licensed for use by the S&P Dow Jones Indices LLC and sublicensed for certain purposes by First Trust.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH) (CONTINUED)

                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      AUGUST 29, 2012 - JUNE 30, 2016

            First Trust CBOE(R) S&P 500(R)    CBOE(R) VIX(R)     S&P 500(R)
                VIX(R) Tail Hedge Fund        Tail Hdge Index      Index
08/12                  $10,000                    $10,000         $10,000
12/12                    9,863                      9,880          10,193
06/13                   10,686                     10,719          11,602
12/13                   11,738                     11,799          13,494
06/14                   12,251                     12,345          14,457
12/14                   13,525                     13,666          15,342
06/15                   13,175                     13,320          15,531
12/15                   12,730                     12,910          15,554
06/16                   12,551                     12,752          16,151

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 30, 2012 (commencement of trading) through June 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
08/30/12 - 12/31/12              57             3              0            0
01/01/13 - 12/31/13             155             5              0            0
01/01/14 - 12/31/14             152             2              0            1
01/01/15 - 12/31/15              98             1              0            1
01/01/16 - 06/30/16              24             3              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
08/30/12 - 12/31/12              21             1              1            0
01/01/13 - 12/31/13              92             0              0            0
01/01/14 - 12/31/14              95             2              0            0
01/01/15 - 12/31/15             148             1              1            2
01/01/16 - 06/30/16              95             2              1            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND
UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2016 (UNAUDITED)

As a shareholder of First Trust Total US Market AlphaDEX(R) ETF or First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                  JANUARY 1, 2016      JUNE 30, 2016         PERIOD           PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF
   (TUSA)
Actual                                               $1,000.00           $1,032.60            0.70% (a)          $3.54
Hypothetical (5% return before expenses)             $1,000.00           $1,021.38            0.70% (a)          $3.52

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE
   FUND (VIXH)
Actual                                               $1,000.00           $  985.90            0.60%              $2.96
Hypothetical (5% return before expenses)             $1,000.00           $1,021.88            0.60%              $3.02

(a) These expense ratios reflect an expense cap. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January 1, 2016 through June 30, 2016), multiplied by 182/366 (to reflect the one-half year period).

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             AEROSPACE & DEFENSE -- 2.0%
         206 AAR Corp.                         $        4,808
          47 B/E Aerospace, Inc.                        2,170
         192 BWX Technologies, Inc.                     6,868
          57 Curtiss-Wright Corp.                       4,802
         221 DigitalGlobe, Inc. (a)                     4,727
          30 Esterline Technologies Corp. (a)           1,861
         109 General Dynamics Corp.                    15,177
         143 HEICO Corp.                                9,554
         128 Honeywell International, Inc.             14,889
          31 Huntington Ingalls Industries,
                Inc.                                    5,209
          32 Lockheed Martin Corp.                      7,941
         189 Mercury Systems, Inc. (a)                  4,699
          84 Moog, Inc., Class A (a)                    4,529
          57 National Presto Industries, Inc.           5,378
         181 Northrop Grumman Corp.                    40,233
          25 Orbital ATK, Inc.                          2,129
          98 Teledyne Technologies, Inc. (a)            9,707
         787 Textron, Inc.                             28,773
         152 Triumph Group, Inc.                        5,396
                                               --------------
                                                      178,850
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.4%
         187 Air Transport Services Group,
                Inc. (a)                                2,423
          91 Atlas Air Worldwide Holdings,
                Inc. (a)                                3,769
          88 Expeditors International of
                Washington, Inc.                        4,316
          42 Forward Air Corp.                          1,870
          47 Hub Group, Inc., Class A (a)               1,803
         136 United Parcel Service, Inc.,
                Class B                                14,650
         156 XPO Logistics, Inc. (a)                    4,097
                                               --------------
                                                       32,928
                                               --------------
             AIRLINES -- 1.4%
         175 Alaska Air Group, Inc.                    10,201
          12 Allegiant Travel Co.                       1,818
         875 American Airlines Group, Inc.             24,771
         295 Delta Air Lines, Inc.                     10,747
         101 Hawaiian Holdings, Inc. (a)                3,834
         102 JetBlue Airways Corp. (a)                  1,689
         239 SkyWest, Inc.                              6,324
         641 Southwest Airlines Co.                    25,133
         224 Spirit Airlines, Inc. (a)                 10,051
         599 United Continental Holdings,
                Inc. (a)                               24,583
         124 Virgin America, Inc. (a)                   6,970
                                               --------------
                                                      126,121
                                               --------------
             AUTO COMPONENTS -- 0.9%
         187 American Axle & Manufacturing
                Holdings, Inc. (a)                      2,708
         280 BorgWarner, Inc.                           8,266
         129 Cooper Tire & Rubber Co.                   3,847
          53 Cooper-Standard Holding, Inc. (a)          4,186
         204 Dana Holding Corp.                         2,154
          53 Dorman Products, Inc. (a)                  3,032


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             AUTO COMPONENTS (CONTINUED)
          59 Drew Industries, Inc.             $        5,005
          61 Fox Factory Holding Corp. (a)              1,059
         686 Gentex Corp.                              10,599
         196 Goodyear Tire & Rubber (The) Co.           5,029
          97 Lear Corp.                                 9,871
         126 Motorcar Parts of America,
                Inc. (a)                                3,425
          83 Standard Motor Products, Inc.              3,302
         173 Superior Industries International,
                Inc.                                    4,633
          37 Tenneco, Inc. (a)                          1,725
         176 Tower International, Inc.                  3,622
         135 Visteon Corp.                              8,884
                                               --------------
                                                       81,347
                                               --------------
             AUTOMOBILES -- 1.0%
       2,658 Ford Motor Co.                            33,411
       1,142 General Motors Co.                        32,318
         126 Harley-Davidson, Inc.                      5,708
         135 Thor Industries, Inc.                      8,740
         128 Winnebago Industries, Inc.                 2,934
                                               --------------
                                                       83,111
                                               --------------
             BANKS -- 5.7%
          90 1st Source Corp.                           2,915
         360 Associated Banc-Corp.                      6,174
         273 Banc of California, Inc.                   4,941
          34 BancFirst Corp.                            2,051
          90 BancorpSouth, Inc.                         2,042
       2,123 Bank of America Corp.                     28,172
          63 Bank of Hawaii Corp.                       4,334
          51 Bank of the Ozarks, Inc.                   1,914
          63 BankUnited, Inc.                           1,935
         216 BB&T Corp.                                 7,692
         118 BOK Financial Corp.                        7,399
         167 Boston Private Financial Holdings,
                Inc.                                    1,967
          87 Brookline Bancorp, Inc.                      960
          31 Capital Bank Financial Corp.,
                Class A                                   893
         129 CenterState Banks, Inc.                    2,032
          88 Central Pacific Financial Corp.            2,077
          54 Chemical Financial Corp.                   2,014
         347 CIT Group, Inc.                           11,073
         688 Citigroup, Inc.                           29,164
       1,028 Citizens Financial Group, Inc.            20,539
          40 City Holding Co.                           1,819
         171 Comerica, Inc.                             7,033
          48 Commerce Bancshares, Inc.                  2,299
          25 Community Bank System, Inc.                1,027
          54 Community Trust Bancorp, Inc.              1,872
         117 Cullen/Frost Bankers, Inc.                 7,456
          40 Eagle Bancorp, Inc. (a)                    1,924
         199 East West Bancorp, Inc.                    6,802
          74 F.N.B. Corp.                                 928
          29 FCB Financial Holdings, Inc.,
                Class A (a)                               986
       1,720 Fifth Third Bancorp                       30,255
         655 First BanCorp (a)                          2,600


Page 10                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
          47 First Busey Corp.                 $        1,005
          34 First Citizens BancShares, Inc.,
                Class A                                 8,803
         105 First Financial Bancorp                    2,042
          68 First Interstate BancSystem, Inc.,
                Class A                                 1,911
          81 First Merchants Corp.                      2,019
          53 First Midwest Bancorp, Inc.                  931
          44 Flushing Financial Corp.                     875
         143 Fulton Financial Corp.                     1,930
         105 Great Western Bancorp, Inc.                3,312
         125 Hancock Holding Co.                        3,264
         130 Hanmi Financial Corp.                      3,054
          93 Heartland Financial USA, Inc.              3,282
         101 Hilltop Holdings, Inc. (a)                 2,120
         210 Home BancShares, Inc.                      4,156
         903 Huntington Bancshares, Inc.                8,073
          37 IBERIABANK Corp.                           2,210
         116 International Bancshares Corp.             3,026
         185 Investors Bancorp, Inc.                    2,050
         364 JPMorgan Chase & Co.                      22,619
       1,950 KeyCorp                                   21,547
          59 MB Financial, Inc.                         2,141
         235 Old National Bancorp                       2,945
          28 Opus Bank                                    946
          90 Pacific Premier Bancorp, Inc. (a)          2,160
         270 People's United Financial, Inc.            3,958
         255 PNC Financial Services Group
                (The), Inc.                            20,754
         376 Popular, Inc.                             11,017
          56 PrivateBancorp, Inc.                       2,466
         186 Prosperity Bancshares, Inc.                9,484
       3,657 Regions Financial Corp.                   31,121
          69 Sandy Spring Bancorp, Inc.                 2,005
          43 ServisFirst Bancshares, Inc.               2,124
          16 Signature Bank (a)                         1,999
          38 Southside Bancshares, Inc.                 1,175
          37 Stock Yards Bancorp, Inc.                  1,044
         796 SunTrust Banks, Inc.                      32,700
         149 Synovus Financial Corp.                    4,320
         312 TCF Financial Corp.                        3,947
          50 Texas Capital Bancshares, Inc. (a)         2,338
          45 Tompkins Financial Corp.                   2,925
          76 TriCo Bancshares                           2,098
         125 Trustmark Corp.                            3,106
         177 U.S. Bancorp                               7,138
          19 UMB Financial Corp.                        1,011
         407 Umpqua Holdings Corp.                      6,296
         120 Webster Financial Corp.                    4,074
         297 Wells Fargo & Co.                         14,057
          64 WesBanco, Inc.                             1,987
          64 Western Alliance Bancorp (a)               2,090
          65 Wintrust Financial Corp.                   3,315
         267 Zions Bancorporation                       6,710
                                               --------------
                                                      496,969
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BEVERAGES -- 0.4%
          18 Coca-Cola Bottling Co.
                Consolidated                   $        2,654
         142 Constellation Brands, Inc.,
                Class A                                23,487
          68 National Beverage Corp. (a)                4,271
                                               --------------
                                                       30,412
                                               --------------
             BIOTECHNOLOGY -- 0.3%
          79 Emergent BioSolutions, Inc. (a)            2,222
         118 Five Prime Therapeutics, Inc. (a)          4,879
         549 Inovio Pharmaceuticals, Inc. (a)           5,073
         127 Intrexon Corp. (a)                         3,125
         160 Lexicon Pharmaceuticals, Inc. (a)          2,296
          18 Ligand Pharmaceuticals, Inc. (a)           2,147
          47 Medivation, Inc. (a)                       2,834
         414 OPKO Health, Inc. (a)                      3,867
                                               --------------
                                                       26,443
                                               --------------
             BUILDING PRODUCTS -- 1.6%
         113 A.O. Smith Corp.                           9,956
         137 AAON, Inc.                                 3,769
          34 Allegion PLC                               2,361
          38 American Woodmark Corp. (a)                2,522
          44 Apogee Enterprises, Inc.                   2,039
         424 Builders FirstSource, Inc. (a)             4,770
         154 Fortune Brands Home & Security,
                Inc.                                    8,927
         167 Gibraltar Industries, Inc. (a)             5,272
         186 Griffon Corp.                              3,136
         156 Insteel Industries, Inc.                   4,460
          64 Lennox International, Inc.                 9,126
       1,141 Masco Corp.                               35,303
         228 Owens Corning                             11,747
         105 Patrick Industries, Inc. (a)               6,331
         340 Ply Gem Holdings, Inc. (a)                 4,954
         165 Quanex Building Products Corp.             3,067
          25 Simpson Manufacturing Co., Inc.              999
          80 Trex Co., Inc. (a)                         3,594
          56 Universal Forest Products, Inc.            5,191
         434 USG Corp. (a)                             11,701
                                               --------------
                                                      139,225
                                               --------------
             CAPITAL MARKETS -- 1.8%
          76 Ameriprise Financial, Inc.                 6,829
         317 BGC Partners, Inc., Class A                2,761
         176 E*TRADE Financial Corp. (a)                4,134
         128 Eaton Vance Corp.                          4,523
          37 Evercore Partners, Inc., Class A           1,635
         149 Federated Investors, Inc., Class B         4,288
         919 Franklin Resources, Inc.                  30,667
          26 GAMCO Investors, Inc., Class A               852
          91 Goldman Sachs Group (The), Inc.           13,521
          43 Greenhill & Co., Inc.                        692
         466 Invesco Ltd.                              11,902
         216 Investment Technology Group, Inc.          3,611
         131 Janus Capital Group, Inc.                  1,824
         400 KCG Holdings, Inc., Class A (a)            5,320
          62 Legg Mason, Inc.                           1,828
         260 LPL Financial Holdings, Inc.               5,858


                        See Notes to Financial Statements                Page 11

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CAPITAL MARKETS (CONTINUED)
          68 Moelis & Co., Class A             $        1,530
       1,148 Morgan Stanley                            29,825
          58 Piper Jaffray Cos. (a)                     2,187
          90 Raymond James Financial, Inc.              4,437
         245 State Street Corp.                        13,210
          65 Stifel Financial Corp. (a)                 2,044
          37 Virtus Investment Partners, Inc.           2,634
         203 Waddell & Reed Financial, Inc.,
                Class A                                 3,496
                                               --------------
                                                      159,608
                                               --------------
             CHEMICALS -- 2.1%
          70 A. Schulman, Inc.                          1,709
         101 Albemarle Corp.                            8,010
          59 Ashland, Inc.                              6,771
         221 Axalta Coating Systems Ltd. (a)            5,863
         273 Calgon Carbon Corp.                        3,590
         145 Chemtura Corp. (a)                         3,825
         298 Eastman Chemical Co.                      20,234
         242 Ferro Corp. (a)                            3,238
         213 FMC Corp.                                  9,864
          23 H.B. Fuller Co.                            1,012
         144 Huntsman Corp.                             1,937
          93 Innophos Holdings, Inc.                    3,926
         419 LyondellBasell Industries N.V.,
                Class A                                31,182
          50 Minerals Technologies, Inc.                2,840
         399 Mosaic (The) Co.                          10,446
           5 NewMarket Corp.                            2,072
         248 Olin Corp.                                 6,160
          63 PolyOne Corp.                              2,220
          11 Quaker Chemical Corp.                        981
         148 Scotts Miracle-Gro (The) Co.,
                Class A                                10,347
          34 Sensient Technologies Corp.                2,415
          76 Sherwin-Williams (The) Co.                22,319
          69 Stepan Co.                                 4,108
         130 Trinseo S.A. (a)                           5,581
         232 Westlake Chemical Corp.                    9,958
                                               --------------
                                                      180,608
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.2%
          59 ABM Industries, Inc.                       2,152
         426 ACCO Brands Corp. (a)                      4,401
          80 Cintas Corp.                               7,850
          19 Clean Harbors, Inc. (a)                      990
         211 Copart, Inc. (a)                          10,341
          57 Covanta Holding Corp.                        938
         138 Deluxe Corp.                               9,159
          13 G&K Services, Inc., Class A                  995
          78 Healthcare Services Group, Inc.            3,228
         124 Herman Miller, Inc.                        3,706
          73 HNI Corp.                                  3,394
         169 KAR Auction Services, Inc.                 7,054
          88 Knoll, Inc.                                2,137


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES
                (CONTINUED)
          56 Matthews International Corp.,
                Class A                        $        3,116
         191 McGrath RentCorp                           5,843
         200 Pitney Bowes, Inc.                         3,560
         131 R.R. Donnelley & Sons Co.                  2,216
         301 Republic Services, Inc.                   15,444
         159 Rollins, Inc.                              4,654
         257 Steelcase, Inc., Class A                   3,487
          31 Team, Inc. (a)                               770
          44 UniFirst Corp.                             5,092
          65 US Ecology, Inc.                           2,987
          98 Viad Corp.                                 3,038
          84 West Corp.                                 1,651
                                               --------------
                                                      108,203
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.8%
          34 Arista Networks, Inc. (a)                  2,189
       1,017 Brocade Communications
                Systems, Inc.                           9,336
         107 CalAmp Corp. (a)                           1,585
       1,008 Cisco Systems, Inc.                       28,919
         108 EchoStar Corp., Class A (a)                4,288
          41 F5 Networks, Inc. (a)                      4,667
          52 Finisar Corp. (a)                            911
          34 InterDigital, Inc.                         1,893
          47 NETGEAR, Inc. (a)                          2,234
          24 Plantronics, Inc.                          1,056
         343 Polycom, Inc. (a)                          3,859
          29 Ubiquiti Networks, Inc. (a)                1,121
         117 ViaSat, Inc. (a)                           8,354
                                               --------------
                                                       70,412
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.7%
         210 AECOM (a)                                  6,672
         151 Comfort Systems USA, Inc.                  4,918
          44 Dycom Industries, Inc. (a)                 3,950
         177 EMCOR Group, Inc.                          8,719
         120 Fluor Corp.                                5,914
          20 Granite Construction, Inc.                   911
         148 Jacobs Engineering Group, Inc. (a)         7,372
         247 KBR, Inc.                                  3,270
          39 Primoris Services Corp.                      738
         477 Quanta Services, Inc. (a)                 11,028
         246 Tutor Perini Corp. (a)                     5,793
                                               --------------
                                                       59,285
                                               --------------
             CONSTRUCTION MATERIALS -- 0.8%
          61 Eagle Materials, Inc.                      4,706
         193 Headwaters, Inc. (a)                       3,462
          67 Martin Marietta Materials, Inc.           12,864
         197 Summit Materials, Inc.,
                Class A (a)                             4,031
          80 US Concrete, Inc. (a)                      4,873
         340 Vulcan Materials Co.                      40,922
                                               --------------
                                                       70,858
                                               --------------


Page 12                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CONSUMER FINANCE -- 1.4%
         575 Ally Financial, Inc. (a)          $        9,815
         117 American Express Co.                       7,109
         414 Capital One Financial Corp.               26,293
          99 Cash America International, Inc.           4,219
         423 Discover Financial Services               22,669
         149 Encore Capital Group, Inc. (a)             3,506
          21 First Cash Financial Services,
                Inc.                                    1,078
          83 Green Dot Corp., Class A (a)               1,908
         719 Navient Corp.                              8,592
          97 Nelnet, Inc., Class A                      3,371
         163 PRA Group, Inc. (a)                        3,935
       1,026 Santander Consumer USA
                Holdings, Inc. (a)                     10,599
       1,015 SLM Corp. (a)                              6,273
         501 Synchrony Financial (a)                   12,665
                                               --------------
                                                      122,032
                                               --------------
             CONTAINERS & PACKAGING -- 0.6%
          82 AptarGroup, Inc.                           6,489
         149 Avery Dennison Corp.                      11,138
          83 Bemis Co., Inc.                            4,274
         238 Berry Plastics Group, Inc. (a)             9,246
          43 Crown Holdings, Inc. (a)                   2,179
         503 Graphic Packaging Holding Co.              6,307
          29 Greif, Inc., Class A                       1,081
          90 Sealed Air Corp.                           4,137
          81 Silgan Holdings, Inc.                      4,168
         133 Sonoco Products Co.                        6,605
                                               --------------
                                                       55,624
                                               --------------
             DISTRIBUTORS -- 0.3%
         337 LKQ Corp. (a)                             10,683
         123 Pool Corp.                                11,566
                                               --------------
                                                       22,249
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.3%
          66 Bright Horizons Family Solutions,
                Inc. (a)                                4,376
          73 Capella Education Co.                      3,843
          67 Grand Canyon Education, Inc. (a)           2,675
         159 LifeLock, Inc. (a)                         2,514
          87 Service Corp. International                2,352
         171 ServiceMaster Global Holdings,
                Inc. (a)                                6,806
         132 Weight Watchers International,
                Inc. (a)                                1,535
                                               --------------
                                                       24,101
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 1.0%
         152 Berkshire Hathaway, Inc.,
                Class B (a)                            22,008
          33 CBOE Holdings, Inc.                        2,199
         399 Leucadia National Corp.                    6,915
          86 MarketAxess Holdings, Inc.                12,504
          73 Morningstar, Inc.                          5,970


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES
                (CONTINUED)
         116 MSCI, Inc.                        $        8,946
         432 Nasdaq, Inc.                              27,937
         145 Voya Financial, Inc.                       3,590
                                               --------------
                                                       90,069
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.9%
         733 AT&T, Inc.                                31,673
         898 CenturyLink, Inc.                         26,051
         989 Cincinnati Bell, Inc. (a)                  4,520
          98 Cogent Communications Holdings,
                Inc.                                    3,926
         186 Consolidated Communications
                Holdings, Inc.                          5,067
       1,540 Frontier Communications Corp.              7,607
         157 General Communication, Inc.,
                Class A (a)                             2,481
         365 Iridium Communications, Inc. (a)           3,241
         679 Level 3 Communications, Inc. (a)          34,962
         472 ORBCOMM, Inc. (a)                          4,696
         663 Verizon Communications, Inc.              37,022
         419 Vonage Holdings Corp. (a)                  2,556
         249 Windstream Holdings, Inc.                  2,308
                                               --------------
                                                      166,110
                                               --------------
             ELECTRIC UTILITIES -- 3.2%
         154 ALLETE, Inc.                               9,953
         174 Alliant Energy Corp.                       6,908
         324 American Electric Power Co., Inc.         22,709
         267 Duke Energy Corp.                         22,906
         200 Edison International                      15,534
          63 El Paso Electric Co.                       2,978
         181 Entergy Corp.                             14,724
         492 Eversource Energy                         29,471
         800 Exelon Corp.                              29,088
         598 FirstEnergy Corp.                         20,876
         267 Great Plains Energy, Inc.                  8,117
          87 IDACORP, Inc.                              7,077
          55 MGE Energy, Inc.                           3,108
          61 NextEra Energy, Inc.                       7,954
         301 OGE Energy Corp.                           9,858
          97 Otter Tail Corp.                           3,249
         240 PG&E Corp.                                15,341
         115 Pinnacle West Capital Corp.                9,322
          28 PNM Resources, Inc.                          992
         218 Portland General Electric Co.              9,618
         188 PPL Corp.                                  7,097
         139 Southern (The) Co.                         7,455
         174 Westar Energy, Inc.                        9,760
         172 Xcel Energy, Inc.                          7,702
                                               --------------
                                                      281,797
                                               --------------
             ELECTRICAL EQUIPMENT -- 1.0%
          99 Acuity Brands, Inc.                       24,548
          51 AZZ, Inc.                                  3,059
         459 Eaton Corp. PLC                           27,416
         264 Emerson Electric Co.                      13,770


                        See Notes to Financial Statements                Page 13

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ELECTRICAL EQUIPMENT (CONTINUED)
          98 Encore Wire Corp.                 $        3,654
          52 EnerSys                                    3,093
          41 Hubbell, Inc.                              4,324
          61 Regal Beloit Corp.                         3,358
                                               --------------
                                                       83,222
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.6%
         124 Amphenol Corp., Class A                    7,109
          73 Anixter International, Inc. (a)            3,890
         167 Arrow Electronics, Inc. (a)               10,337
         243 Avnet, Inc.                                9,844
         381 AVX Corp.                                  5,174
          43 Badger Meter, Inc.                         3,140
         208 Benchmark Electronics, Inc. (a)            4,399
         207 CDW Corp.                                  8,297
       1,718 Corning, Inc.                             35,185
          22 Dolby Laboratories, Inc., Class A          1,053
          48 ePlus, Inc. (a)                            3,926
         148 Fabrinet (a)                               5,494
          24 FEI Co.                                    2,565
         196 FLIR Systems, Inc.                         6,066
         176 II-VI, Inc. (a)                            3,302
         134 Insight Enterprises, Inc. (a)              3,484
          90 IPG Photonics Corp. (a)                    7,200
         559 Jabil Circuit, Inc.                       10,325
         388 Keysight Technologies, Inc. (a)           11,287
          31 Littelfuse, Inc.                           3,664
         131 Methode Electronics, Inc.                  4,484
          31 MTS Systems Corp.                          1,359
          71 National Instruments Corp.                 1,946
         148 PC Connection, Inc.                        3,522
          97 Plexus Corp. (a)                           4,190
         214 QLogic Corp. (a)                           3,154
          32 Rogers Corp. (a)                           1,955
         205 Sanmina Corp. (a)                          5,496
          71 ScanSource, Inc. (a)                       2,635
          93 SYNNEX Corp.                               8,818
         579 TE Connectivity Ltd.                      33,067
          62 Tech Data Corp. (a)                        4,455
         576 TTM Technologies, Inc. (a)                 4,337
          18 Universal Display Corp. (a)                1,220
          76 VeriFone Systems, Inc. (a)                 1,409
          62 Zebra Technologies Corp.,
                Class A (a)                             3,106
                                               --------------
                                                      230,894
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.7%
         522 Atwood Oceanics, Inc.                      6,535
         202 Bristow Group, Inc.                        2,305
          19 Core Laboratories N.V.                     2,354
          44 Diamond Offshore Drilling, Inc.            1,070
          79 Dril-Quip, Inc. (a)                        4,616
         315 FMC Technologies, Inc. (a)                 8,401
         116 Frank's International N.V.                 1,695
         183 Helmerich & Payne, Inc.                   12,285



SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES
                (CONTINUED)
         702 McDermott International, Inc. (a) $        3,468
         416 Nabors Industries Ltd.                     4,181
         324 Oceaneering International, Inc.            9,675
          91 Oil States International, Inc. (a)         2,992
         163 Patterson-UTI Energy, Inc.                 3,475
          18 SEACOR Holdings, Inc. (a)                  1,043
                                               --------------
                                                       64,095
                                               --------------
             FOOD & STAPLES RETAILING -- 1.1%
          30 Andersons (The), Inc.                      1,066
          57 Casey's General Stores, Inc.               7,496
         102 Ingles Markets, Inc., Class A              3,805
          34 PriceSmart, Inc.                           3,181
         118 Smart & Final Stores, Inc. (a)             1,757
         126 SpartanNash Co.                            3,853
         371 Sprouts Farmers Market, Inc. (a)           8,496
         166 SUPERVALU, Inc. (a)                          784
          95 United Natural Foods, Inc. (a)             4,446
         170 Walgreens Boots Alliance, Inc.            14,156
         314 Wal-Mart Stores, Inc.                     22,928
          85 Weis Markets, Inc.                         4,297
         692 Whole Foods Market, Inc.                  22,158
                                               --------------
                                                       98,423
                                               --------------
             FOOD PRODUCTS -- 3.6%
         988 Archer-Daniels-Midland Co.                42,375
          27 B&G Foods, Inc.                            1,301
         633 Bunge Ltd.                                37,442
          84 Calavo Growers, Inc.                       5,628
          74 Cal-Maine Foods, Inc.                      3,280
         562 Campbell Soup Co.                         37,390
         161 ConAgra Foods, Inc.                        7,698
         291 Darling Ingredients, Inc. (a)              4,336
          45 Fresh Del Monte Produce, Inc.              2,449
         113 General Mills, Inc.                        8,059
         105 Hain Celestial Group (The),
                Inc. (a)                                5,224
         664 Hormel Foods Corp.                        24,302
          40 Ingredion, Inc.                            5,176
          69 John B. Sanfilippo & Son, Inc.             2,942
          94 Kellogg Co.                                7,675
          58 Lancaster Colony Corp.                     7,401
         289 McCormick & Co., Inc.                     30,828
         374 Pilgrim's Pride Corp.                      9,530
         145 Pinnacle Foods, Inc.                       6,712
         157 Post Holdings, Inc. (a)                   12,982
          53 Sanderson Farms, Inc.                      4,592
           3 Seaboard Corp. (a)                         8,612
          55 Tootsie Roll Industries, Inc.              2,119
         538 Tyson Foods, Inc., Class A                35,933
         106 WhiteWave Foods (The) Co. (a)              4,976
                                               --------------
                                                      318,962
                                               --------------
             GAS UTILITIES -- 0.9%
         116 Atmos Energy Corp.                         9,433
          46 Chesapeake Utilities Corp.                 3,044
         236 New Jersey Resources Corp.                 9,098
          36 Northwest Natural Gas Co.                  2,333
         176 ONE Gas, Inc.                             11,720


Page 14                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             GAS UTILITIES (CONTINUED)
         101 South Jersey Industries, Inc.     $        3,194
         131 Southwest Gas Corp.                       10,311
         159 Spire, Inc.                               11,263
         160 UGI Corp.                                  7,240
         149 WGL Holdings, Inc.                        10,548
                                               --------------
                                                       78,184
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 2.3%
          68 ABIOMED, Inc. (a)                          7,432
         148 Align Technology, Inc. (a)                11,921
          43 Anika Therapeutics, Inc. (a)               2,307
           5 Atrion Corp.                               2,139
          95 Becton, Dickinson and Co.                 16,111
          35 C. R. Bard, Inc.                           8,231
          54 Cantel Medical Corp.                       3,711
          23 CONMED Corp.                               1,098
          14 Cooper (The) Cos., Inc.                    2,402
          87 Cynosure, Inc., Class A (a)                4,232
          76 Danaher Corp.                              7,676
          70 DENTSPLY SIRONA, Inc.                      4,343
         244 Edwards Lifesciences Corp. (a)            24,334
          55 IDEXX Laboratories, Inc. (a)               5,107
          64 Inogen, Inc. (a)                           3,207
          29 Insulet Corp. (a)                            877
          14 Integra LifeSciences Holdings
                Corp. (a)                               1,117
          36 Intuitive Surgical, Inc. (a)              23,811
          69 Masimo Corp. (a)                           3,624
          46 Meridian Bioscience, Inc.                    897
         103 Merit Medical Systems, Inc. (a)            2,042
          19 Neogen Corp. (a)                           1,069
          34 Nevro Corp. (a)                            2,508
          37 ResMed, Inc.                               2,340
         130 St. Jude Medical, Inc.                    10,140
         201 Stryker Corp.                             24,086
          55 Teleflex, Inc.                             9,752
          54 Varian Medical Systems, Inc. (a)           4,440
         124 West Pharmaceutical Services, Inc.         9,409
                                               --------------
                                                      200,363
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.2%
          34 Adeptus Health, Inc., Class A (a)          1,756
          64 Aetna, Inc.                                7,816
         106 Air Methods Corp. (a)                      3,798
          99 Amedisys, Inc. (a)                         4,998
         142 AMN Healthcare Services, Inc. (a)          5,676
          87 AmSurg Corp. (a)                           6,746
         155 Anthem, Inc.                              20,358
         271 Brookdale Senior Living, Inc. (a)          4,184
         140 Centene Corp. (a)                          9,992
           7 Chemed Corp.                                 954
         314 Community Health Systems,
                Inc. (a)                                3,784
          49 CorVel Corp. (a)                           2,116
          85 Ensign Group (The), Inc.                   1,786


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES
                (CONTINUED)
          32 ExamWorks Group, Inc. (a)         $        1,115
         209 Express Scripts Holding Co. (a)           15,842
         368 HCA Holdings, Inc. (a)                    28,340
         114 HealthSouth Corp.                          4,425
         208 Henry Schein, Inc. (a)                    36,774
          77 Kindred Healthcare, Inc.                     869
         155 LifePoint Health, Inc. (a)                10,132
          28 Magellan Health, Inc. (a)                  1,842
         134 Molina Healthcare, Inc. (a)                6,687
          61 National HealthCare Corp.                  3,949
          24 Owens & Minor, Inc.                          897
          46 Patterson Cos., Inc.                       2,203
         216 PharMerica Corp. (a)                       5,327
          94 Providence Service (The) Corp. (a)         4,219
         402 Quest Diagnostics, Inc.                   32,727
         324 Select Medical Holdings Corp. (a)          3,522
         103 Surgical Care Affiliates, Inc. (a)         4,910
          51 Team Health Holdings, Inc. (a)             2,074
          74 Tenet Healthcare Corp. (a)                 2,045
         192 Triple-S Management Corp.,
                Class B (a)                             4,691
          19 U.S. Physical Therapy, Inc.                1,144
         173 Universal Health Services, Inc.,
                Class B                                23,199
         149 VCA, Inc. (a)                             10,074
                                               --------------
                                                      280,971
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.1%
         163 Allscripts Healthcare Solutions,
                Inc. (a)                                2,070
          31 athenahealth, Inc. (a)                     4,278
          67 HMS Holdings Corp. (a)                     1,180
         162 IMS Health Holdings, Inc. (a)              4,108
          63 Quality Systems, Inc.                        751
                                               --------------
                                                       12,387
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 2.0%
         195 Aramark                                    6,517
          69 BJ's Restaurants, Inc. (a)                 3,024
         113 Bloomin' Brands, Inc.                      2,019
          20 Bob Evans Farms, Inc.                        759
         139 Boyd Gaming Corp. (a)                      2,558
          47 Brinker International, Inc.                2,140
         704 Caesars Entertainment Corp. (a)            5,414
         272 Carnival Corp.                            12,022
          36 Cheesecake Factory (The), Inc.             1,733
          35 Choice Hotels International, Inc.          1,667
          26 Churchill Downs, Inc.                      3,285
          14 Cracker Barrel Old Country Store,
                Inc.                                    2,401
          65 Darden Restaurants, Inc.                   4,117
          49 Dave & Buster's Entertainment,
                Inc. (a)                                2,293
          92 Denny's Corp. (a)                            987
          39 Diamond Resorts International,
                Inc. (a)                                1,168


                        See Notes to Financial Statements                Page 15

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HOTELS, RESTAURANTS & LEISURE
                (CONTINUED)
          82 Domino's Pizza, Inc.              $       10,773
          91 Dunkin' Brands Group, Inc.                 3,969
          19 Hyatt Hotels Corp., Class A (a)              934
          78 International Speedway Corp.,
                Class A                                 2,609
         265 Interval Leisure Group, Inc.               4,214
          68 Isle of Capri Casinos, Inc. (a)            1,246
         153 La Quinta Holdings, Inc. (a)               1,744
         101 Marriott International, Inc.,
                Class A                                 6,712
          28 Marriott Vacations Worldwide
                Corp.                                   1,918
         114 McDonald's Corp.                          13,719
          42 Panera Bread Co., Class A (a)              8,902
          59 Red Robin Gourmet Burgers,
                Inc. (a)                                2,798
         156 Ruth's Hospitality Group, Inc.             2,488
         406 Scientific Games Corp.,
                Class A (a)                             3,731
          45 SeaWorld Entertainment, Inc.                 645
         116 Six Flags Entertainment Corp.              6,722
         109 Sonic Corp.                                2,948
         120 Starbucks Corp.                            6,854
         247 Texas Roadhouse, Inc.                     11,263
          81 Vail Resorts, Inc.                        11,197
         988 Wendy's (The) Co.                          9,505
          85 Wyndham Worldwide Corp.                    6,055
          98 Zoe's Kitchen, Inc. (a)                    3,554
                                               --------------
                                                      176,604
                                               --------------
             HOUSEHOLD DURABLES -- 1.8%
         193 CalAtlantic Group, Inc.                    7,085
          51 Cavco Industries, Inc. (a)                 4,779
         712 D.R. Horton, Inc.                         22,414
         120 Ethan Allen Interiors, Inc.                3,965
         215 Garmin Ltd.                                9,120
         121 Harman International Industries,
                Inc.                                    8,690
          37 Helen of Troy Ltd. (a)                     3,805
         144 Installed Building Products,
                Inc. (a)                                5,226
         108 iRobot Corp. (a)                           3,789
         268 KB Home                                    4,076
         107 La-Z-Boy, Inc.                             2,977
          44 Leggett & Platt, Inc.                      2,249
         594 Lennar Corp., Class A                     27,383
         115 M.D.C. Holdings, Inc.                      2,799
         131 Meritage Homes Corp. (a)                   4,918
           6 NVR, Inc. (a)                             10,682
         575 PulteGroup, Inc.                          11,207
          35 Tempur Sealy International,
                Inc. (a)                                1,936
         292 Toll Brothers, Inc. (a)                    7,858
         129 TopBuild Corp. (a)                         4,670
          81 TRI Pointe Group, Inc. (a)                   957
          16 Tupperware Brands Corp.                      900
          40 Whirlpool Corp.                            6,665
                                               --------------
                                                      158,150
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOUSEHOLD PRODUCTS -- 0.6%
         117 Central Garden & Pet Co.,
                Class A (a)                    $        2,540
          78 Church & Dwight Co., Inc.                  8,025
         275 HRG Group, Inc. (a)                        3,776
         107 Kimberly-Clark Corp.                      14,710
          87 Procter & Gamble (The) Co.                 7,366
          79 Spectrum Brands Holdings, Inc.             9,426
          18 WD-40 Co.                                  2,114
                                               --------------
                                                       47,957
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.3%
         547 AES (The) Corp.                            6,826
         568 Calpine Corp. (a)                          8,378
         333 Dynegy, Inc. (a)                           5,741
          46 Ormat Technologies, Inc.                   2,013
         425 Talen Energy Corp. (a)                     5,759
                                               --------------
                                                       28,717
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 0.1%
          65 Carlisle Cos., Inc.                        6,869
                                               --------------
             INSURANCE -- 5.5%
         114 Aflac, Inc.                                8,226
          17 Alleghany Corp. (a)                        9,343
          62 Allied World Assurance Co.
                Holdings AG                             2,179
         213 Allstate (The) Corp.                      14,899
         303 Ambac Financial Group, Inc. (a)            4,987
         228 American Equity Investment Life
                Holding Co.                             3,249
          61 American Financial Group, Inc.             4,510
         266 American International Group, Inc.        14,069
          56 American National Insurance Co.            6,336
          18 AMERISAFE, Inc.                            1,102
          61 Arch Capital Group Ltd. (a)                4,392
          91 Argo Group International Holdings
                Ltd.                                    4,723
         145 Arthur J. Gallagher & Co.                  6,902
         226 Aspen Insurance Holdings Ltd.             10,482
         425 Assured Guaranty Ltd.                     10,782
         194 Axis Capital Holdings Ltd.                10,670
         241 Brown & Brown, Inc.                        9,030
         481 CNO Financial Group, Inc.                  8,398
         136 Employers Holdings, Inc.                   3,947
         132 Endurance Specialty Holdings Ltd.          8,865
          24 Enstar Group Ltd. (a)                      3,888
          55 Everest Re Group Ltd.                     10,047
          31 FBL Financial Group, Inc., Class A         1,881
         226 First American Financial Corp.             9,090
         635 FNF Group                                 23,813
         119 Hanover Insurance Group (The),
                Inc.                                   10,070
         311 Hartford Financial Services Group
                (The), Inc.                            13,802
          60 Horace Mann Educators Corp.                2,027
          36 Infinity Property & Casualty Corp.         2,904
          30 James River Group Holdings Ltd.            1,019
          97 Kemper Corp.                               3,005


Page 16                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INSURANCE (CONTINUED)
         549 Lincoln National Corp.            $       21,285
         370 Maiden Holdings Ltd.                       4,529
           8 Markel Corp. (a)                           7,622
         354 Marsh & McLennan Cos., Inc.               24,235
         541 MBIA, Inc. (a)                             3,695
         327 MetLife, Inc.                             13,024
         177 National General Holdings Corp.            3,791
          17 National Western Life Group, Inc.,
                Class A                                 3,320
          23 Navigators Group (The), Inc.               2,115
         353 Old Republic International Corp.           6,809
          43 Primerica, Inc.                            2,461
         364 Principal Financial Group, Inc.           14,964
          43 ProAssurance Corp.                         2,303
         397 Prudential Financial, Inc.                28,322
          67 Reinsurance Group of America,
                Inc.                                    6,498
          72 RenaissanceRe Holdings Ltd.                8,456
         129 RLI Corp.                                  8,873
         105 Selective Insurance Group, Inc.            4,012
         130 State Auto Financial Corp.                 2,848
         119 Torchmark Corp.                            7,357
         246 Travelers (The) Cos., Inc.                29,284
         109 United Fire Group, Inc.                    4,625
         278 Unum Group                                 8,838
         182 Validus Holdings Ltd.                      8,843
         115 W. R. Berkley Corp.                        6,891
           8 White Mountains Insurance Group
                Ltd.                                    6,736
         195 XL Group PLC                               6,495
                                               --------------
                                                      476,868
                                               --------------
             INTERNET & CATALOG RETAIL -- 0.4%
          36 Amazon.com, Inc. (a)                      25,762
          18 HSN, Inc.                                    881
         284 Liberty Interactive Corp.
                Class A (a)                             7,205
          46 Nutrisystem, Inc.                          1,167
          89 Wayfair, Inc., Class A (a) (b)             3,471
                                               --------------
                                                       38,486
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 1.0%
          19 Alphabet, Inc., Class A (a)               13,367
          53 Cimpress N.V. (a)                          4,901
          29 Cornerstone OnDemand, Inc. (a)             1,104
          11 CoStar Group, Inc. (a)                     2,405
         314 Facebook, Inc., Class A (a)               35,884
          46 IAC/InterActiveCorp                        2,590
         108 inContact, Inc. (a)                        1,496
         499 Rackspace Hosting, Inc. (a)               10,409
          36 Stamps.com, Inc. (a)                       3,147
          97 VeriSign, Inc. (a)                         8,387
          76 WebMD Health Corp. (a)                     4,416
                                               --------------
                                                       88,106
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             IT SERVICES -- 2.9%
         249 Accenture PLC, Class A            $       28,209
          71 Booz Allen Hamilton Holding
                Corp.                                   2,104
          73 Broadridge Financial Solutions,
                Inc.                                    4,760
          27 CACI International, Inc.,
                Class A (a)                             2,441
          80 Cardtronics, Inc., Class A (a)             3,185
         313 Computer Sciences Corp.                   15,540
         172 Convergys Corp.                            4,300
         124 CoreLogic, Inc. (a)                        4,771
         106 CSG Systems International, Inc.            4,273
          95 DST Systems, Inc.                         11,061
          58 EPAM Systems, Inc. (a)                     3,730
          58 Euronet Worldwide, Inc. (a)                4,013
          92 ExlService Holdings, Inc. (a)              4,822
         350 Fiserv, Inc. (a)                          38,055
          48 Gartner, Inc. (a)                          4,676
         396 Genpact Ltd. (a)                          10,629
         132 Global Payments, Inc.                      9,422
          47 International Business Machines
                Corp.                                   7,134
          76 Jack Henry & Associates, Inc.              6,633
         128 Leidos Holdings, Inc.                      6,127
          90 ManTech International Corp.,
                Class A                                 3,404
          41 MAXIMUS, Inc.                              2,270
         194 NeuStar, Inc., Class A (a)                 4,561
          44 Perficient, Inc. (a)                         894
         149 Sabre Corp.                                3,992
          95 Sykes Enterprises, Inc. (a)                2,751
          86 Syntel, Inc. (a)                           3,892
         103 TeleTech Holdings, Inc.                    2,794
         136 Total System Services, Inc.                7,223
         200 Vantiv, Inc., Class A (a)                 11,320
         372 Western Union (The) Co.                    7,135
       2,572 Xerox Corp.                               24,408
                                               --------------
                                                      250,529
                                               --------------
             LEISURE PRODUCTS -- 0.6%
          45 Brunswick Corp.                            2,039
         358 Hasbro, Inc.                              30,069
         248 Nautilus, Inc. (a)                         4,424
          66 Polaris Industries, Inc.                   5,396
         180 Smith & Wesson Holding Corp. (a)           4,892
          56 Sturm Ruger & Co., Inc.                    3,585
                                               --------------
                                                       50,405
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 0.6%
          31 Bio-Rad Laboratories, Inc.,
                Class A (a)                             4,434
          23 Bio-Techne Corp.                           2,594
         384 Bruker Corp.                               8,732
          43 Cambrex Corp. (a)                          2,224
          57 Charles River Laboratories
                International, Inc. (a)                 4,699


                        See Notes to Financial Statements                Page 17

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             LIFE SCIENCES TOOLS & SERVICES
                (CONTINUED)
          70 INC Research Holdings, Inc.,
                Class A (a)                    $        2,669
          49 Luminex Corp. (a)                            991
          12 Mettler-Toledo International,
                Inc. (a)                                4,379
         338 Pacific Biosciences of California,
                Inc. (a)                                2,378
          34 PAREXEL International Corp. (a)            2,138
          44 PerkinElmer, Inc.                          2,306
         201 PRA Health Sciences, Inc. (a)              8,394
          33 Quintiles Transnational Holdings,
                Inc. (a)                                2,156
         159 VWR Corp. (a)                              4,595
                                               --------------
                                                       52,689
                                               --------------
             MACHINERY -- 3.2%
         217 AGCO Corp.                                10,227
          69 Alamo Group, Inc.                          4,552
          76 Albany International Corp.,
                Class A                                 3,035
          80 Allison Transmission Holdings,
                Inc.                                    2,258
          69 Altra Industrial Motion Corp.              1,862
         117 American Railcar Industries, Inc.          4,618
          21 Astec Industries, Inc.                     1,179
         109 Barnes Group, Inc.                         3,610
         120 Briggs & Stratton Corp.                    2,542
          17 CLARCOR, Inc.                              1,034
         301 Colfax Corp. (a)                           7,965
         160 Crane Co.                                  9,075
         326 Cummins, Inc.                             36,656
          67 Donaldson Co., Inc.                        2,302
         335 Dover Corp.                               23,222
          49 ESCO Technologies, Inc.                    1,957
          48 Flowserve Corp.                            2,168
          59 Franklin Electric Co., Inc.                1,950
          37 Gorman-Rupp (The) Co.                      1,014
         128 Graco, Inc.                               10,111
         173 Greenbrier (The) Cos., Inc. (b)            5,040
          32 Hillenbrand, Inc.                            961
          43 Hyster-Yale Materials Handling,
                Inc.                                    2,558
          52 IDEX Corp.                                 4,269
         292 ITT, Inc.                                  9,338
          85 John Bean Technologies Corp.               5,204
          29 Lydall, Inc. (a)                           1,118
       1,105 Manitowoc (The) Co., Inc.                  6,022
          40 Middleby (The) Corp. (a)                   4,610
          65 Mueller Industries, Inc.                   2,072
         291 Mueller Water Products, Inc.,
                Class A                                 3,323
          28 Nordson Corp.                              2,341
          94 Oshkosh Corp.                              4,485
         656 PACCAR, Inc.                              34,027
          50 Proto Labs, Inc. (a)                       2,878
          52 RBC Bearings, Inc. (a)                     3,770
          47 Rexnord Corp. (a)                            923



SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MACHINERY (CONTINUED)
         191 SPX FLOW, Inc. (a)                $        4,979
          68 Stanley Black & Decker, Inc.               7,563
          29 Sun Hydraulics Corp.                         861
         125 Toro (The) Co.                            11,025
         588 Trinity Industries, Inc.                  10,919
         362 Wabash National Corp. (a)                  4,597
          20 WABCO Holdings, Inc. (a)                   1,831
          54 Wabtec Corp.                               3,793
          83 Woodward, Inc.                             4,784
         105 Xylem, Inc.                                4,688
                                               --------------
                                                      279,316
                                               --------------
             MARINE -- 0.1%
         179 Kirby Corp. (a)                           11,168
          48 Matson, Inc.                               1,550
                                               --------------
                                                       12,718
                                               --------------
             MEDIA -- 2.2%
         103 AMC Entertainment Holdings,
                Inc., Class A                           2,844
           2 Cable One, Inc.                            1,023
          95 Charter Communications, Inc.,
                Class A (a)                            21,721
         120 Cinemark Holdings, Inc.                    4,375
         235 Comcast Corp., Class A                    15,320
       1,253 Discovery Communications, Inc.,
                Class A (a)                            31,613
         153 DreamWorks Animation SKG,
                Inc., Class A (a)                       6,253
         257 Entravision Communications
                Corp., Class A                          1,727
         316 Gannett Co., Inc.                          4,364
          59 John Wiley & Sons, Inc., Class A           3,079
         111 Liberty Broadband Corp.,
                Class C (a)                             6,660
          96 Live Nation Entertainment,
                Inc. (a)                                2,256
          60 Meredith Corp.                             3,115
          63 National CineMedia, Inc.                     975
         287 New Media Investment Group, Inc.           5,186
         674 News Corp., Class A                        7,650
         136 Regal Entertainment Group,
                Class A (b)                             2,997
         128 Scholastic Corp.                           5,070
         131 Scripps Networks Interactive,
                Inc., Class A                           8,157
          93 Sinclair Broadcast Group, Inc.,
                Class A                                 2,777
         367 TEGNA, Inc.                                8,503
         198 Time Warner, Inc.                         14,561
         281 Tribune Media Co., Class A                11,010
         522 Viacom, Inc., Class B                     21,647
         163 World Wrestling Entertainment,
                Inc., Class A                           3,001
                                               --------------
                                                      195,884
                                               --------------
             METALS & MINING -- 0.7%
       1,158 AK Steel Holding Corp. (a)                 5,396
         749 Alcoa, Inc.                                6,943


Page 18                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             METALS & MINING (CONTINUED)
          84 Carpenter Technology Corp.        $        2,766
         407 Century Aluminum Co. (a)                   2,576
         226 Commercial Metals Co.                      3,820
         540 Newmont Mining Corp.                      21,125
         156 Reliance Steel & Aluminum Co.             11,997
          19 Royal Gold, Inc.                           1,368
          54 Worthington Industries, Inc.               2,284
                                               --------------
                                                       58,275
                                               --------------
             MULTILINE RETAIL -- 1.3%
          63 Big Lots, Inc.                             3,157
          56 Dillard's, Inc., Class A                   3,394
         435 Dollar Tree, Inc. (a)                     40,994
         770 Kohl's Corp.                              29,198
         488 Macy's, Inc.                              16,402
         262 Target Corp.                              18,293
                                               --------------
                                                      111,438
                                               --------------
             MULTI-UTILITIES -- 2.2%
         430 Ameren Corp.                              23,039
          94 Avista Corp.                               4,211
         676 CMS Energy Corp.                          31,001
         187 Consolidated Edison, Inc.                 15,042
          79 DTE Energy Co.                             7,831
         274 NiSource, Inc.                             7,267
         139 NorthWestern Corp.                         8,767
         761 Public Service Enterprise Group,
                Inc.                                   35,470
         409 SCANA Corp.                               30,945
          69 Sempra Energy                              7,867
          90 Unitil Corp.                               3,840
         128 Vectren Corp.                              6,742
         119 WEC Energy Group, Inc.                     7,771
                                               --------------
                                                      189,793
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 3.5%
         464 Alon USA Energy, Inc.                      3,007
          87 Antero Resources Corp. (a)                 2,260
         108 Callon Petroleum Co. (a)                   1,213
         301 Chevron Corp.                             31,554
         356 ConocoPhillips                            15,521
         169 CONSOL Energy, Inc.                        2,719
         142 Continental Resources, Inc. (a)            6,428
         412 CVR Energy, Inc.                           6,386
         251 Delek US Holdings, Inc.                    3,316
          28 Diamondback Energy, Inc. (a)               2,554
         258 Exxon Mobil Corp.                         24,185
         240 Green Plains, Inc.                         4,733
         305 HollyFrontier Corp.                        7,250
         773 Marathon Oil Corp.                        11,603
         965 Marathon Petroleum Corp.                  36,631
         526 Oasis Petroleum, Inc. (a)                  4,913
         286 Parsley Energy, Inc., Class A (a)          7,739
         130 PBF Energy, Inc., Class A                  3,091
         414 Phillips 66                               32,847
         271 QEP Resources, Inc.                        4,778


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
          69 Rice Energy, Inc. (a)             $        1,521
          66 RSP Permian, Inc. (a)                      2,303
         171 SemGroup Corp., Class A                    5,568
         204 SM Energy Co.                              5,508
          32 Targa Resources Corp.                      1,348
         417 Tesoro Corp.                              31,242
         559 Valero Energy Corp.                       28,509
         370 Western Refining, Inc.                     7,633
         133 World Fuel Services Corp.                  6,316
                                               --------------
                                                      302,676
                                               --------------
             PAPER & FOREST PRODUCTS -- 0.3%
         231 Boise Cascade Co. (a)                      5,302
          79 Clearwater Paper Corp. (a)                 5,164
         345 KapStone Paper and Packaging
                Corp.                                   4,488
          15 Neenah Paper, Inc.                         1,086
         231 P.H. Glatfelter Co.                        4,518
         152 Schweitzer-Mauduit International,
                Inc.                                    5,363
                                               --------------
                                                       25,921
                                               --------------
             PERSONAL PRODUCTS -- 0.5%
         138 Coty, Inc., Class A (b)                    3,587
         304 Estee Lauder (The) Cos., Inc.,
                Class A                                27,670
         140 Herbalife Ltd. (a)                         8,194
          75 Nu Skin Enterprises, Inc., Class A         3,464
         105 Revlon, Inc., Class A (a)                  3,379
           8 USANA Health Sciences, Inc. (a)              892
                                               --------------
                                                       47,186
                                               --------------
             PHARMACEUTICALS -- 0.2%
         161 Catalent, Inc. (a)                         3,701
         228 Innoviva, Inc. (b)                         2,401
          70 Nektar Therapeutics (a)                      996
          62 Omeros Corp. (a)                             652
          72 Prestige Brands Holdings, Inc. (a)         3,989
         125 Supernus Pharmaceuticals, Inc. (a)         2,546
         204 Theravance Biopharma, Inc. (a)             4,629
                                               --------------
                                                       18,914
                                               --------------
             PROFESSIONAL SERVICES -- 0.9%
         188 Equifax, Inc.                             24,139
          38 Exponent, Inc.                             2,220
          81 FTI Consulting, Inc. (a)                   3,295
          49 Huron Consulting Group, Inc. (a)           2,961
         139 ICF International, Inc. (a)                5,685
         250 Kelly Services, Inc., Class A              4,742
         106 ManpowerGroup, Inc.                        6,820
         193 Mistras Group, Inc. (a)                    4,607
         303 Navigant Consulting, Inc. (a)              4,893
          26 On Assignment, Inc. (a)                      961
         184 Resources Connection, Inc.                 2,720
          92 Robert Half International, Inc.            3,511
         425 RPX Corp. (a)                              3,897
         183 TrueBlue, Inc. (a)                         3,462


                        See Notes to Financial Statements                Page 19

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             PROFESSIONAL SERVICES (CONTINUED)
          57 WageWorks, Inc. (a)               $        3,409
                                               --------------
                                                       77,322
                                               --------------
             REAL ESTATE INVESTMENT TRUSTS
                -- 5.7%
          27 Acadia Realty Trust                          959
          99 Agree Realty Corp.                         4,776
          24 Alexandria Real Estate Equities,
                Inc.                                    2,485
         137 American Campus Communities,
                Inc.                                    7,243
         116 American Capital Agency Corp.              2,299
         135 American Homes 4 Rent, Class A             2,765
          70 American Tower Corp.                       7,953
          51 Apartment Investment &
                Management Co., Class A                 2,252
         326 Apple Hospitality REIT, Inc.               6,132
         750 Ashford Hospitality Trust, Inc.            4,028
          36 Blackstone Mortgage Trust, Inc.,
                Class A                                   996
          68 Brandywine Realty Trust                    1,142
          84 Brixmor Property Group, Inc.               2,223
          51 Camden Property Trust                      4,509
         387 Capstead Mortgage Corp.                    3,754
         322 CBL & Associates Properties, Inc.          2,998
          36 Chesapeake Lodging Trust                     837
         282 Chimera Investment Corp.                   4,427
          77 Colony Starwood Homes                      2,342
          41 CoreSite Realty Corp.                      3,636
          73 Corporate Office Properties Trust          2,159
         269 Corrections Corp. of America               9,420
         184 Cousins Properties, Inc.                   1,914
         259 CubeSmart                                  7,998
          42 CyrusOne, Inc.                             2,338
         109 DCT Industrial Trust, Inc.                 5,236
         121 DDR Corp.                                  2,195
         378 DiamondRock Hospitality Co.                3,413
         243 Digital Realty Trust, Inc.                26,485
          71 Douglas Emmett, Inc.                       2,522
          96 Duke Realty Corp.                          2,559
          94 DuPont Fabros Technology, Inc.             4,469
          16 EastGroup Properties, Inc.                 1,103
          46 Education Realty Trust, Inc.               2,122
          97 EPR Properties                             7,826
          43 Equinix, Inc.                             16,672
         229 Equity Commonwealth (a)                    6,671
         118 Equity LifeStyle Properties, Inc.          9,446
         150 Equity One, Inc.                           4,827
         230 Extra Space Storage, Inc.                 21,284
          42 First Industrial Realty Trust,
                Inc.                                    1,168
         510 Forest City Realty Trust, Inc.,
                Class A                                11,378
          55 GEO Group (The), Inc.                      1,880
         193 Getty Realty Corp.                         4,140
         510 Gramercy Property Trust                    4,702
         209 Healthcare Realty Trust, Inc.              7,313



SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUSTS
                (CONTINUED)
         220 Healthcare Trust of America, Inc.,
                Class A                        $        7,115
         135 Highwoods Properties, Inc.                 7,128
         324 Hospitality Properties Trust               9,331
          33 Hudson Pacific Properties, Inc.              963
         157 Invesco Mortgage Capital, Inc.             2,149
         127 Iron Mountain, Inc.                        5,058
         499 Kimco Realty Corp.                        15,659
         104 Kite Realty Group Trust                    2,915
          70 Lamar Advertising Co., Class A             4,641
         189 LaSalle Hotel Properties                   4,457
         445 Lexington Realty Trust                     4,499
          64 Liberty Property Trust                     2,542
          21 LTC Properties, Inc.                       1,086
          41 Mack-Cali Realty Corp.                     1,107
         332 Medical Properties Trust, Inc.             5,050
         698 MFA Financial, Inc.                        5,074
          84 Mid-America Apartment
                Communities, Inc.                       8,938
         161 Monmouth Real Estate Investment
                Corp.                                   2,135
          97 Monogram Residential Trust, Inc.             990
          29 National Health Investors, Inc.            2,178
         140 National Retail Properties, Inc.           7,241
         102 Outfront Media, Inc.                       2,465
         281 PennyMac Mortgage Investment
                Trust                                   4,561
         206 Physicians Realty Trust                    4,328
         106 Piedmont Office Realty Trust,
                Inc., Class A                           2,283
          36 Post Properties, Inc.                      2,198
          19 PS Business Parks, Inc.                    2,016
         104 Public Storage                            26,581
          20 QTS Realty Trust, Inc., Class A            1,120
         106 Ramco-Gershenson Properties
                Trust                                   2,079
         230 Realty Income Corp.                       15,953
         293 Redwood Trust, Inc.                        4,046
          58 Regency Centers Corp.                      4,856
         143 Retail Opportunity Investments
                Corp.                                   3,099
         136 Retail Properties of America,
                Inc., Class A                           2,298
         158 Rexford Industrial Realty, Inc.            3,332
         209 RLJ Lodging Trust                          4,483
         166 Select Income REIT                         4,314
         361 Senior Housing Properties Trust            7,520
          55 Sovran Self Storage, Inc.                  5,771
         383 Spirit Realty Capital, Inc.                4,891
          94 STAG Industrial, Inc.                      2,238
          80 Summit Hotel Properties, Inc.              1,059
          90 Sun Communities, Inc.                      6,898
         342 Sunstone Hotel Investors, Inc.             4,128
         118 Tanger Factory Outlet Centers,
                Inc.                                    4,741
         122 Terreno Realty Corp.                       3,156
       1,356 Two Harbors Investment Corp.              11,607


Page 20                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             REAL ESTATE INVESTMENT TRUSTS
                (CONTINUED)
          34 Universal Health Realty Income
                Trust                          $        1,944
          74 Urban Edge Properties                      2,210
          46 Urstadt Biddle Properties, Inc.,
                Class A                                 1,140
         243 VEREIT, Inc.                               2,464
          66 Washington Real Estate Investment
                Trust                                   2,076
          57 Weingarten Realty Investors                2,327
         202 WP GLIMCHER, Inc.                          2,260
         306 Xenia Hotels & Resorts, Inc.               5,135
                                               --------------
                                                      500,829
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.1%
          92 Jones Lang LaSalle, Inc.                   8,966
         119 Realogy Holdings Corp. (a)                 3,453
                                               --------------
                                                       12,419
                                               --------------
             ROAD & RAIL -- 1.5%
           6 AMERCO                                     2,247
         222 ArcBest Corp.                              3,608
          35 Avis Budget Group, Inc. (a)                1,128
       1,115 CSX Corp.                                 29,079
         137 Genesee & Wyoming, Inc.,
                Class A (a)                             8,076
         206 Heartland Express, Inc.                    3,582
         613 Hertz Holdings, Inc. (a)                   6,786
          51 J.B. Hunt Transport Services, Inc.         4,127
          76 Kansas City Southern                       6,847
         146 Knight Transportation, Inc.                3,881
          15 Landstar System, Inc.                      1,030
         256 Marten Transport Ltd.                      5,069
         124 Old Dominion Freight Line,
                Inc. (a)                                7,478
         166 Ryder System, Inc.                        10,149
         170 Saia, Inc. (a)                             4,274
         154 Swift Transportation Co. (a)               2,373
         271 Union Pacific Corp.                       23,645
         176 Werner Enterprises, Inc.                   4,043
                                               --------------
                                                      127,422
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.5%
       1,007 Advanced Micro Devices, Inc. (a)           5,176
         812 Amkor Technology, Inc. (a)                 4,669
       1,355 Applied Materials, Inc.                   32,479
          92 Brooks Automation, Inc.                    1,032
          47 Cabot Microelectronics Corp.               1,990
          79 Cirrus Logic, Inc. (a)                     3,064
         190 Diodes, Inc. (a)                           3,570
         211 Entegris, Inc. (a)                         3,053
         157 First Solar, Inc. (a)                      7,611
         143 Inphi Corp. (a)                            4,580
         105 Integrated Device Technology,
                Inc. (a)                                2,114
       1,109 Intel Corp.                               36,375
         174 Lam Research Corp.                        14,627


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
         337 Lattice Semiconductor Corp. (a)   $        1,803
          44 MACOM Technology Solutions
                Holdings, Inc. (a)                      1,451
         418 Marvell Technology Group Ltd.              3,984
         259 MaxLinear, Inc., Class A (a)               4,657
       3,427 Micron Technology, Inc. (a)               47,156
         225 Microsemi Corp. (a)                        7,353
          76 MKS Instruments, Inc.                      3,273
          45 Monolithic Power Systems, Inc.             3,074
         341 NeoPhotonics Corp. (a)                     3,250
       1,007 NVIDIA Corp.                              47,339
         898 ON Semiconductor Corp. (a)                 7,920
         276 Photronics, Inc. (a)                       2,459
          19 Power Integrations, Inc.                     951
          43 Qorvo, Inc. (a)                            2,376
         561 QUALCOMM, Inc.                            30,053
         209 Rambus, Inc. (a)                           2,525
          81 Synaptics, Inc. (a)                        4,354
         399 Teradyne, Inc.                             7,856
                                               --------------
                                                      302,174
                                               --------------
             SOFTWARE -- 2.1%
         190 8x8, Inc. (a)                              2,776
          77 Adobe Systems, Inc. (a)                    7,376
          60 Aspen Technology, Inc. (a)                 2,414
         103 Blackbaud, Inc.                            6,994
          63 Bottomline Technologies (de),
                Inc. (a)                                1,356
         699 CA, Inc.                                  22,948
         274 Cadence Design Systems, Inc. (a)           6,658
          46 CDK Global, Inc.                           2,553
         183 Citrix Systems, Inc. (a)                  14,657
          44 CommVault Systems, Inc. (a)                1,900
         117 Ebix, Inc.                                 5,604
          53 Ellie Mae, Inc. (a)                        4,857
         101 Fair Isaac Corp.                          11,414
         154 Gigamon, Inc. (a)                          5,758
          69 Intuit, Inc.                               7,701
         141 Mentor Graphics Corp.                      2,998
         390 Microsoft Corp.                           19,956
         346 Nuance Communications, Inc. (a)            5,408
          27 Paycom Software, Inc. (a)                  1,167
          29 Paylocity Holding Corp. (a)                1,253
          75 Pegasystems, Inc.                          2,021
          92 RealPage, Inc. (a)                         2,054
         209 Rubicon Project (The), Inc. (a)            2,853
         324 Silver Spring Networks, Inc. (a)           3,937
         390 Symantec Corp.                             8,011
          89 Synopsys, Inc. (a)                         4,813
         286 Take-Two Interactive Software,
                Inc. (a)                               10,845
          22 Ultimate Software Group (The),
                Inc. (a)                                4,626
          82 VMware, Inc., Class A (a)                  4,692
          28 Workday, Inc., Class A (a)                 2,091
                                               --------------
                                                      181,691
                                               --------------


                        See Notes to Financial Statements                Page 21

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             SPECIALTY RETAIL -- 5.4%
         191 Aaron's, Inc.                     $        4,181
          61 Abercrombie & Fitch Co., Class A           1,086
         646 American Eagle Outfitters, Inc.           10,291
          48 Asbury Automotive Group, Inc. (a)          2,532
         184 AutoNation, Inc. (a)                       8,644
          36 AutoZone, Inc. (a)                        28,578
         232 Barnes & Noble, Inc.                       2,633
         217 Bed Bath & Beyond, Inc.                    9,379
       1,106 Best Buy Co., Inc.                        33,844
          85 Buckle (The), Inc.                         2,209
         191 Burlington Stores, Inc. (a)               12,742
         133 Cabela's, Inc. (a)                         6,658
          34 Caleres, Inc.                                823
          74 Cato (The) Corp., Class A                  2,791
          11 Children's Place (The), Inc.                 882
         169 CST Brands, Inc.                           7,281
         184 Dick's Sporting Goods, Inc.                8,291
         104 DSW, Inc., Class A                         2,203
         179 Express, Inc. (a)                          2,597
          45 Finish Line (The), Inc., Class A             909
         116 Five Below, Inc. (a)                       5,384
         250 Francesca's Holdings Corp. (a)             2,763
         339 GameStop Corp., Class A                    9,011
         976 Gap (The), Inc.                           20,711
          53 Genesco, Inc. (a)                          3,408
          90 GNC Holdings, Inc., Class A                2,186
          49 Group 1 Automotive, Inc.                   2,419
         204 Guess?, Inc.                               3,070
         107 Hibbett Sports, Inc. (a)                   3,723
         215 Home Depot (The), Inc.                    27,453
          11 Lithia Motors, Inc., Class A                 782
         189 Lowe's Cos., Inc.                         14,963
          23 Mattress Firm Holding Corp.
                (a) (b)                                   772
         385 Michaels (The) Cos., Inc. (a)             10,949
          27 Monro Muffler Brake, Inc.                  1,716
         105 Murphy USA, Inc. (a)                       7,787
          79 O'Reilly Automotive, Inc. (a)             21,417
          26 Outerwall, Inc.                            1,092
         227 Penske Automotive Group, Inc.              7,141
         546 Pier 1 Imports, Inc.                       2,806
         620 Ross Stores, Inc.                         35,148
          66 Sally Beauty Holdings, Inc. (a)            1,941
         148 Select Comfort Corp. (a)                   3,164
         259 Sonic Automotive, Inc., Class A            4,431
         976 Staples, Inc.                              8,413
          59 Tiffany & Co.                              3,578
         193 Tile Shop Holdings, Inc. (a)               3,837
         366 TJX (The) Cos., Inc.                      28,266
         238 Tractor Supply Co.                        21,701
         185 Ulta Salon, Cosmetics &
                Fragrance,  Inc. (a)                   45,073
         260 Urban Outfitters, Inc. (a)                 7,150
         155 Vitamin Shoppe, Inc. (a)                   4,738
         157 Williams-Sonoma, Inc.                      8,184
                                               --------------
                                                      473,731
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 1.3%
         263 Apple, Inc.                       $       25,143
       2,024 Hewlett Packard Enterprise Co.            36,978
          29 Lexmark International, Inc.,
                Class A                                 1,095
         237 NetApp, Inc.                               5,828
         187 Seagate Technology PLC                     4,555
          56 Super Micro Computer, Inc. (a)             1,391
         760 Western Digital Corp.                     35,918
                                               --------------
                                                      110,908
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.8%
         102 Carter's, Inc.                            10,860
         358 Coach, Inc.                               14,585
          72 Columbia Sportswear Co.                    4,143
          80 Deckers Outdoor Corp. (a)                  4,602
         108 Fossil Group, Inc. (a)                     3,081
          20 G-III Apparel Group Ltd. (a)                 914
         139 Movado Group, Inc.                         3,013
         109 PVH Corp.                                 10,271
         112 Ralph Lauren Corp.                        10,037
         212 Skechers U.S.A., Inc., Class A (a)         6,301
          26 Steven Madden Ltd. (a)                       889
          94 Vera Bradley, Inc. (a)                     1,332
         156 Wolverine World Wide, Inc.                 3,170
                                               --------------
                                                       73,198
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.5%
          70 Beneficial Bancorp, Inc. (a)                 890
          72 Capitol Federal Financial, Inc.            1,004
         190 EverBank Financial Corp.                   2,823
         134 Flagstar Bancorp, Inc. (a)                 3,271
          77 Kearny Financial Corp.                       969
          39 LendingTree, Inc. (a) (b)                  3,445
         624 MGIC Investment Corp. (a)                  3,713
         290 Nationstar Mortgage Holdings,
                Inc. (a)                                3,265
         116 Northfield Bancorp, Inc.                   1,720
         169 Oritani Financial Corp.                    2,702
          95 Provident Financial Services, Inc.         1,866
         386 Radian Group, Inc.                         4,022
         124 TFS Financial Corp.                        2,135
         158 TrustCo Bank Corp. NY                      1,013
          76 United Financial Bancorp, Inc.               987
          79 Walker & Dunlop, Inc. (a)                  1,800
         127 Washington Federal, Inc.                   3,081
          29 WSFS Financial Corp.                         934
                                               --------------
                                                       39,640
                                               --------------
             TOBACCO -- 0.3%
         229 Altria Group, Inc.                        15,792
          73 Philip Morris International, Inc.          7,426
          84 Universal Corp.                            4,850
          94 Vector Group Ltd.                          2,107
                                               --------------
                                                       30,175
                                               --------------


Page 22                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TRADING COMPANIES &
                DISTRIBUTORS -- 1.1%
          67 Air Lease Corp.                   $        1,794
          43 Aircastle Ltd.                               841
          66 Applied Industrial Technologies,
                Inc.                                    2,979
          93 Beacon Roofing Supply, Inc. (a)            4,229
         732 Fastenal Co.                              32,494
         101 GATX Corp.                                 4,441
         109 H&E Equipment Services, Inc.               2,074
         260 HD Supply Holdings, Inc. (a)               9,053
          67 Kaman Corp.                                2,849
          56 MSC Industrial Direct Co., Inc.,
                Class A                                 3,951
         262 Rush Enterprises, Inc., Class A
                (a)                                     5,646
          35 United Rentals, Inc. (a)                   2,349
         103 Veritiv Corp. (a)                          3,871
          80 Watsco, Inc.                              11,255
          88 WESCO International, Inc. (a)              4,531
                                               --------------
                                                       92,357
                                               --------------
             WATER UTILITIES -- 0.6%
         521 American Water Works Co., Inc.            44,030
         203 Aqua America, Inc.                         7,239
          36 California Water Service Group             1,257
          79 SJW Corp.                                  3,111
                                               --------------
                                                       55,637
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.7%
         143 Shenandoah Telecommunications
                Co.                                     5,586
       8,248 Sprint Corp. (a)                          37,363
         159 Telephone and Data Systems, Inc.           4,716
         187 T-Mobile US, Inc. (a)                      8,092
         105 United States Cellular Corp. (a)           4,123
                                               --------------
                                                       59,880
                                               --------------
             TOTAL COMMON STOCKS -- 99.8%           8,728,747
             (Cost $8,261,397)                 --------------

             MONEY MARKET FUNDS -- 0.4%
       4,027 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.26% (c) (d)                           4,027
      34,728 Morgan Stanley Institutional
                Liquidity Fund - Treasury
                Portfolio - Institutional
                Class - 0.26% (c)                      34,728
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 0.4%                                38,755
             (Cost $38,755)                    --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.1%
$      2,408 JPMorgan Chase & Co., 0.30% (c),
                dated 06/30/16, due 07/01/16,
                with a maturity value of
                $2,408. Collateralized by U.S.
                Treasury Notes, interest rates
                of 2.000% to 2.625%, due
                11/15/20 to 11/30/20. The value
                of the collateral including
                accrued interest is
                $2,461. (d)                    $        2,408
       9,057 RBC Capital Markets LLC,
               0.35% (c), dated 06/30/16, due
                07/01/16, with a maturity value
                of $9,057. Collateralized by
                U.S. Treasury Notes, interest
                rate of 1.500%, due 08/31/18 to
                05/31/20. The value of the
                collateral including accrued
                interest is $9,261. (d)                 9,057
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 0.1%                                11,465
             (Cost $11,465)                    --------------

             TOTAL INVESTMENTS -- 100.3%            8,778,967
             (Cost $8,311,617) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.3)%                 (28,221)
                                               --------------
             NET ASSETS -- 100.0%              $    8,750,746
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $15,345 and the total value of the collateral held by the Fund is $15,492.

(c)   Interest rate shown reflects yield as of June 30, 2016.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $836,645 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $369,295.


                        See Notes to Financial Statements                Page 23

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        LEVEL 1          LEVEL 2           LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $  8,728,747     $         --     $          --
Money Market Funds          38,755               --                --
Repurchase
   Agreements                   --           11,465                --
                      -----------------------------------------------
Total Investments     $  8,767,502     $     11,465     $          --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.

---------------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2D - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                $       15,345
Non-cash Collateral(2)                                (15,345)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value" is not offset and is shown on a gross basis.

(2) At June 30, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(3)                $       11,465
Non-cash Collateral(4)                                (11,465)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2016, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 24                 See Notes to Financial Statements

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             AEROSPACE & DEFENSE -- 2.6%
         116 Boeing (The) Co.                  $       15,065
          57 General Dynamics Corp.                     7,937
         149 Honeywell International, Inc.             17,332
          15 L-3 Communications Holdings, Inc.          2,200
          51 Lockheed Martin Corp.                     12,657
          35 Northrop Grumman Corp.                     7,780
          58 Raytheon Co.                               7,885
          25 Rockwell Collins, Inc.                     2,128
          52 Textron, Inc.                              1,901
          10 TransDigm Group, Inc. (a)                  2,637
         151 United Technologies Corp.                 15,485
                                               --------------
                                                       93,007
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.7%
          28 C.H. Robinson Worldwide, Inc.              2,079
          35 Expeditors International of
                Washington, Inc.                        1,716
          48 FedEx Corp.                                7,285
         134 United Parcel Service, Inc.,
                Class B                                14,435
                                               --------------
                                                       25,515
                                               --------------
             AIRLINES -- 0.5%
          24 Alaska Air Group, Inc.                     1,399
         117 American Airlines Group, Inc.              3,312
         151 Delta Air Lines, Inc.                      5,501
         123 Southwest Airlines Co.                     4,823
          65 United Continental Holdings,
                Inc. (a)                                2,668
                                               --------------
                                                       17,703
                                               --------------
             AUTO COMPONENTS -- 0.3%
          42 BorgWarner, Inc.                           1,240
          54 Delphi Automotive PLC                      3,380
          52 Goodyear Tire & Rubber (The) Co.           1,334
         125 Johnson Controls, Inc.                     5,533
                                               --------------
                                                       11,487
                                               --------------
             AUTOMOBILES -- 0.5%
         754 Ford Motor Co.                             9,478
         272 General Motors Co.                         7,697
          36 Harley-Davidson, Inc.                      1,631
                                               --------------
                                                       18,806
                                               --------------
             BANKS -- 5.2%
       1,998 Bank of America Corp.                     26,514
         154 BB&T Corp.                                 5,484
         570 Citigroup, Inc.                           24,162
         102 Citizens Financial Group, Inc.             2,038
          34 Comerica, Inc.                             1,398
         152 Fifth Third Bancorp                        2,674
         154 Huntington Bancshares, Inc.                1,377
         710 JPMorgan Chase & Co.                      44,119
         162 KeyCorp                                    1,790
          31 M&T Bank Corp.                             3,665
          60 People's United Financial, Inc.              880
          97 PNC Financial Services Group
                (The), Inc.                             7,895
         249 Regions Financial Corp.                    2,119


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
          98 SunTrust Banks, Inc.              $        4,026
         316 U.S. Bancorp                              12,744
         894 Wells Fargo & Co.                         42,313
          40 Zions Bancorporation                       1,005
                                               --------------
                                                      184,203
                                               --------------
             BEVERAGES -- 2.3%
          19 Brown-Forman Corp., Class B                1,895
         754 Coca-Cola (The) Co.                       34,179
          34 Constellation Brands, Inc.,
                Class A                                 5,624
          36 Dr Pepper Snapple Group, Inc.              3,479
          36 Molson Coors Brewing Co.,
                Class B                                 3,641
          27 Monster Beverage Corp. (a)                 4,339
         280 PepsiCo, Inc.                             29,663
                                               --------------
                                                       82,820
                                               --------------
             BIOTECHNOLOGY -- 2.9%
         312 AbbVie, Inc.                              19,316
          44 Alexion Pharmaceuticals, Inc. (a)          5,138
         146 Amgen, Inc.                               22,214
          42 Biogen, Inc. (a)                          10,156
         151 Celgene Corp. (a)                         14,893
         258 Gilead Sciences, Inc.                     21,522
          15 Regeneron Pharmaceuticals,
                Inc. (a)                                5,239
          48 Vertex Pharmaceuticals, Inc. (a)           4,129
                                               --------------
                                                      102,607
                                               --------------
             BUILDING PRODUCTS -- 0.1%
          19 Allegion PLC                               1,319
          30 Fortune Brands Home & Security,
                Inc.                                    1,739
          65 Masco Corp.                                2,011
                                               --------------
                                                        5,069
                                               --------------
             CAPITAL MARKETS -- 1.8%
          10 Affiliated Managers Group,
                Inc. (a)                                1,408
          33 Ameriprise Financial, Inc.                 2,965
         208 Bank of New York Mellon (The)
                Corp.                                   8,081
          24 BlackRock, Inc.                            8,221
         233 Charles Schwab (The) Corp.                 5,897
          55 E*TRADE Financial Corp. (a)                1,292
          72 Franklin Resources, Inc.                   2,403
          76 Goldman Sachs Group (The), Inc.           11,292
          81 Invesco Ltd.                               2,069
          21 Legg Mason, Inc.                             619
         296 Morgan Stanley                             7,690
          42 Northern Trust Corp.                       2,783
          77 State Street Corp.                         4,152
          48 T. Rowe Price Group, Inc.                  3,502
                                               --------------
                                                       62,374
                                               --------------
             CHEMICALS -- 2.0%
          38 Air Products and Chemicals, Inc.           5,398
          45 CF Industries Holdings, Inc.               1,085
         216 Dow Chemical (The) Co.                    10,737
         169 E.I. du Pont de Nemours and Co.           10,951
          29 Eastman Chemical Co.                       1,969


                        See Notes to Financial Statements                Page 25

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CHEMICALS (CONTINUED)
          52 Ecolab, Inc.                      $        6,167
          26 FMC Corp.                                  1,204
          15 International Flavors &
                Fragrances, Inc.                        1,891
          67 LyondellBasell Industries N.V.,
                Class A                                 4,986
          85 Monsanto Co.                               8,790
          68 Mosaic (The) Co.                           1,780
          52 PPG Industries, Inc.                       5,416
          55 Praxair, Inc.                              6,182
          15 Sherwin-Williams (The) Co.                 4,405
                                               --------------
                                                       70,961
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 0.4%
          17 Cintas Corp.                               1,668
          37 Pitney Bowes, Inc.                           659
          46 Republic Services, Inc.                    2,360
          16 Stericycle, Inc. (a)                       1,666
          82 Tyco International PLC                     3,493
          80 Waste Management, Inc.                     5,302
                                               --------------
                                                       15,148
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.0%
         974 Cisco Systems, Inc.                       27,944
          13 F5 Networks, Inc. (a)                      1,480
          24 Harris Corp.                               2,003
          68 Juniper Networks, Inc.                     1,529
          31 Motorola Solutions, Inc.                   2,045
                                               --------------
                                                       35,001
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.1%
          27 Fluor Corp.                                1,331
          24 Jacobs Engineering Group, Inc. (a)         1,195
          29 Quanta Services, Inc. (a)                    670
                                               --------------
                                                        3,196
                                               --------------
             CONSTRUCTION MATERIALS -- 0.2%
          12 Martin Marietta Materials, Inc.            2,304
          26 Vulcan Materials Co.                       3,129
                                               --------------
                                                        5,433
                                               --------------
             CONSUMER FINANCE -- 0.7%
         159 American Express Co.                       9,661
          99 Capital One Financial Corp.                6,287
          80 Discover Financial Services                4,287
          66 Navient Corp.                                789
         161 Synchrony Financial (a)                    4,070
                                               --------------
                                                       25,094
                                               --------------
             CONTAINERS & PACKAGING -- 0.3%
          17 Avery Dennison Corp.                       1,271
          27 Ball Corp.                                 1,952
          80 International Paper Co.                    3,390
          31 Owens-Illinois, Inc. (a)                     558
          38 Sealed Air Corp.                           1,747


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CONTAINERS & PACKAGING
                (CONTINUED)
          49 WestRock Co.                      $        1,905
                                               --------------
                                                       10,823
                                               --------------
             DISTRIBUTORS -- 0.1%
          29 Genuine Parts Co.                          2,936
          59 LKQ Corp. (a)                              1,871
                                               --------------
                                                        4,807
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.0%
          46 H&R Block, Inc.                            1,058
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 2.2%
         363 Berkshire Hathaway, Inc.,
                Class B (a)                            52,559
          65 CME Group, Inc.                            6,331
          23 Intercontinental Exchange, Inc.            5,887
          64 Leucadia National Corp.                    1,109
          33 Moody's Corp.                              3,092
          22 Nasdaq, Inc.                               1,423
          51 S&P Global, Inc.                           5,470
                                               --------------
                                                       75,871
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 2.9%
       1,190 AT&T, Inc.                                51,420
         105 CenturyLink, Inc.                          3,046
         226 Frontier Communications Corp.              1,117
          56 Level 3 Communications, Inc. (a)           2,883
         788 Verizon Communications, Inc.              44,002
                                               --------------
                                                      102,468
                                               --------------
             ELECTRIC UTILITIES -- 2.2%
          44 Alliant Energy Corp.                       1,747
          95 American Electric Power Co., Inc.          6,659
         133 Duke Energy Corp.                         11,410
          63 Edison International                       4,893
          35 Entergy Corp.                              2,847
          61 Eversource Energy                          3,654
         178 Exelon Corp.                               6,472
          82 FirstEnergy Corp.                          2,863
          89 NextEra Energy, Inc.                      11,606
          95 PG&E Corp.                                 6,072
          21 Pinnacle West Capital Corp.                1,702
         130 PPL Corp.                                  4,907
         177 Southern (The) Co.                         9,493
          98 Xcel Energy, Inc.                          4,388
                                               --------------
                                                       78,713
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.5%
           8 Acuity Brands, Inc.                        1,984
          46 AMETEK, Inc.                               2,127
          89 Eaton Corp. PLC                            5,316
         124 Emerson Electric Co.                       6,468
          25 Rockwell Automation, Inc.                  2,870
                                               --------------
                                                       18,765
                                               --------------


Page 26                 See Notes to Financial Statements

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 0.4%
          60 Amphenol Corp., Class A           $        3,440
         215 Corning, Inc.                              4,403
          27 FLIR Systems, Inc.                           836
          69 TE Connectivity Ltd.                       3,940
                                               --------------
                                                       12,619
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 1.1%
          85 Baker Hughes, Inc.                         3,836
          12 Diamond Offshore Drilling, Inc.              292
          44 FMC Technologies, Inc. (a)                 1,173
         166 Halliburton Co.                            7,518
          21 Helmerich & Payne, Inc.                    1,410
          73 National Oilwell Varco, Inc.               2,456
         269 Schlumberger Ltd.                         21,273
          66 Transocean Ltd.                              785
                                               --------------
                                                       38,743
                                               --------------
             FOOD & STAPLES RETAILING -- 2.4%
          85 Costco Wholesale Corp.                    13,348
         208 CVS Health Corp.                          19,914
         189 Kroger (The) Co.                           6,953
         102 Sysco Corp.                                5,176
         167 Walgreens Boots Alliance, Inc.            13,906
         296 Wal-Mart Stores, Inc.                     21,614
          63 Whole Foods Market, Inc.                   2,017
                                               --------------
                                                       82,928
                                               --------------
             FOOD PRODUCTS -- 1.9%
         115 Archer-Daniels-Midland Co.                 4,932
          35 Campbell Soup Co.                          2,329
          84 ConAgra Foods, Inc.                        4,016
         115 General Mills, Inc.                        8,202
          28 Hershey (The) Co.                          3,178
          52 Hormel Foods Corp.                         1,903
          23 J.M. Smucker (The) Co.                     3,505
          49 Kellogg Co.                                4,001
         115 Kraft Heinz (The) Co.                     10,175
          22 McCormick & Co., Inc.                      2,347
          36 Mead Johnson Nutrition Co.                 3,267
         304 Mondelez International, Inc.,
                Class A                                13,835
          57 Tyson Foods, Inc., Class A                 3,807
                                               --------------
                                                       65,497
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 2.8%
         285 Abbott Laboratories                       11,203
         106 Baxter International, Inc.                 4,793
          41 Becton, Dickinson and Co.                  6,953
         261 Boston Scientific Corp. (a)                6,100
          14 C. R. Bard, Inc.                           3,292
         116 Danaher Corp.                             11,716
          47 DENTSPLY SIRONA, Inc.                      2,916
          42 Edwards Lifesciences Corp. (a)             4,189
          48 Hologic, Inc. (a)                          1,661
           7 Intuitive Surgical, Inc. (a)               4,630


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES (CONTINUED)
         272 Medtronic PLC                     $       23,601
          55 St. Jude Medical, Inc.                     4,290
          61 Stryker Corp.                              7,310
          18 Varian Medical Systems, Inc. (a)           1,480
          35 Zimmer Biomet Holdings, Inc.               4,213
                                               --------------
                                                       98,347
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 2.8%
          68 Aetna, Inc.                                8,305
          37 AmerisourceBergen Corp.                    2,935
          51 Anthem, Inc.                               6,698
          64 Cardinal Health, Inc.                      4,993
          33 Centene Corp. (a)                          2,355
          49 Cigna Corp.                                6,271
          32 DaVita HealthCare Partners,
                Inc. (a)                                2,474
         122 Express Scripts Holding Co. (a)            9,248
          59 HCA Holdings, Inc. (a)                     4,544
          16 Henry Schein, Inc. (a)                     2,829
          29 Humana, Inc.                               5,216
          20 Laboratory Corp. of America
                Holdings (a)                            2,605
          44 McKesson Corp.                             8,213
          16 Patterson Cos., Inc.                         766
          28 Quest Diagnostics, Inc.                    2,279
         184 UnitedHealth Group, Inc.                  25,981
          17 Universal Health Services, Inc.,
                Class B                                 2,280
                                               --------------
                                                       97,992
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.1%
          59 Cerner Corp. (a)                           3,457
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.7%
          87 Carnival Corp.                             3,845
           6 Chipotle Mexican Grill, Inc. (a)           2,417
          22 Darden Restaurants, Inc.                   1,394
          37 Marriott International, Inc.,
                Class A                                 2,459
         170 McDonald's Corp.                          20,458
          33 Royal Caribbean Cruises Ltd.               2,216
         286 Starbucks Corp.                           16,336
          33 Starwood Hotels & Resorts
                Worldwide, Inc.                         2,440
          22 Wyndham Worldwide Corp.                    1,567
          16 Wynn Resorts Ltd.                          1,450
          79 Yum! Brands, Inc.                          6,551
                                               --------------
                                                       61,133
                                               --------------
             HOUSEHOLD DURABLES -- 0.5%
          64 D.R. Horton, Inc.                          2,015
          23 Garmin Ltd.                                  976
          14 Harman International Industries,
                Inc.                                    1,005
          26 Leggett & Platt, Inc.                      1,329
          35 Lennar Corp., Class A                      1,613
          12 Mohawk Industries, Inc. (a)                2,277
          88 Newell Brands, Inc.                        4,274


                        See Notes to Financial Statements                Page 27

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HOUSEHOLD DURABLES (CONTINUED)
          61 PulteGroup, Inc.                  $        1,189
          15 Whirlpool Corp.                            2,500
                                               --------------
                                                       17,178
                                               --------------
             HOUSEHOLD PRODUCTS -- 2.0%
          25 Church & Dwight Co., Inc.                  2,572
          25 Clorox (The) Co.                           3,460
         173 Colgate-Palmolive Co.                     12,663
          70 Kimberly-Clark Corp.                       9,624
         513 Procter & Gamble (The) Co.                43,436
                                               --------------
                                                       71,755
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.1%
         128 AES (The) Corp.                            1,598
          61 NRG Energy, Inc.                             914
                                               --------------
                                                        2,512
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 2.3%
         117 3M Co.                                    20,489
       1,782 General Electric Co.                      56,098
          20 Roper Technologies, Inc.                   3,411
                                               --------------
                                                       79,998
                                               --------------
             INSURANCE -- 2.7%
          81 Aflac, Inc.                                5,845
          73 Allstate (The) Corp.                       5,106
         217 American International Group, Inc.        11,477
          52 Aon PLC                                    5,680
          34 Arthur J. Gallagher & Co.                  1,619
          13 Assurant, Inc.                             1,122
          89 Chubb Ltd.                                11,633
          29 Cincinnati Financial Corp.                 2,172
          77 Hartford Financial Services Group
                (The), Inc.                             3,417
          47 Lincoln National Corp.                     1,822
          52 Loews Corp.                                2,137
         101 Marsh & McLennan Cos., Inc.                6,915
         212 MetLife, Inc.                              8,444
          52 Principal Financial Group, Inc.            2,138
         113 Progressive (The) Corp.                    3,786
          86 Prudential Financial, Inc.                 6,135
          22 Torchmark Corp.                            1,360
          57 Travelers (The) Cos., Inc.                 6,785
          46 Unum Group                                 1,462
          27 Willis Towers Watson PLC                   3,356
          56 XL Group PLC                               1,865
                                               --------------
                                                       94,276
                                               --------------
             INTERNET & CATALOG RETAIL -- 2.2%
          75 Amazon.com, Inc. (a)                      53,671
          23 Expedia, Inc.                              2,445
          83 Netflix, Inc. (a)                          7,593
          10 Priceline Group (The), Inc. (a)           12,484
          22 TripAdvisor, Inc. (a)                      1,415
                                               --------------
                                                       77,608
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES
                -- 4.1%
          34 Akamai Technologies, Inc. (a)     $        1,901
          57 Alphabet, Inc., Class A (a)               40,101
          57 Alphabet, Inc., Class C (a)               39,450
         210 eBay, Inc. (a)                             4,916
         444 Facebook, Inc., Class A (a)               50,740
          19 VeriSign, Inc. (a)                         1,643
         169 Yahoo!, Inc. (a)                           6,348
                                               --------------
                                                      145,099
                                               --------------
             IT SERVICES -- 3.7%
         121 Accenture PLC, Class A                    13,708
          11 Alliance Data Systems Corp. (a)            2,155
          89 Automatic Data Processing, Inc.            8,177
         118 Cognizant Technology Solutions
                Corp., Class A (a)                      6,754
          26 CSRA, Inc.                                   609
          53 Fidelity National Information
                Services, Inc.                          3,905
          43 Fiserv, Inc. (a)                           4,675
          30 Global Payments, Inc.                      2,141
         171 International Business Machines
                Corp.                                  25,954
         188 MasterCard, Inc., Class A                 16,555
          62 Paychex, Inc.                              3,689
         215 PayPal Holdings, Inc. (a)                  7,850
          26 Teradata Corp. (a)                           652
          33 Total System Services, Inc.                1,753
         371 Visa, Inc., Class A                       27,517
          97 Western Union (The) Co.                    1,861
         184 Xerox Corp.                                1,746
                                               --------------
                                                      129,701
                                               --------------
             LEISURE PRODUCTS -- 0.1%
          22 Hasbro, Inc.                               1,848
          66 Mattel, Inc.                               2,065
                                               --------------
                                                        3,913
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 0.6%
          63 Agilent Technologies, Inc.                 2,795
          28 Illumina, Inc. (a)                         3,931
          21 PerkinElmer, Inc.                          1,101
          77 Thermo Fisher Scientific, Inc.            11,377
          16 Waters Corp. (a)                           2,250
                                               --------------
                                                       21,454
                                               --------------
             MACHINERY -- 1.3%
         113 Caterpillar, Inc.                          8,567
          31 Cummins, Inc.                              3,486
          58 Deere & Co.                                4,700
          30 Dover Corp.                                2,080
          25 Flowserve Corp.                            1,129
          63 Illinois Tool Works, Inc.                  6,562
          50 Ingersoll-Rand PLC                         3,184
          68 PACCAR, Inc.                               3,527
          26 Parker-Hannifin Corp.                      2,809
          35 Pentair PLC                                2,040
          11 Snap-on, Inc.                              1,736


Page 28                 See Notes to Financial Statements

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MACHINERY (CONTINUED)
          29 Stanley Black & Decker, Inc.      $        3,225
          35 Xylem, Inc.                                1,563
                                               --------------
                                                       44,608
                                               --------------
             MEDIA -- 2.7%
          82 CBS Corp., Class B                         4,464
         471 Comcast Corp., Class A                    30,704
          29 Discovery Communications, Inc.,
                Class A (a)                               732
          46 Discovery Communications, Inc.,
                Class C (a)                             1,097
          78 Interpublic Group of Cos. (The),
                Inc.                                    1,802
          74 News Corp., Class A                          840
          21 News Corp., Class B                          245
          46 Omnicom Group, Inc.                        3,748
          18 Scripps Networks Interactive,
                Inc., Class A                           1,121
          43 TEGNA, Inc.                                  996
         153 Time Warner, Inc.                         11,252
         217 Twenty-First Century Fox, Inc.,
                Class A                                 5,870
          83 Twenty-First Century Fox, Inc.,
                Class B                                 2,262
          67 Viacom, Inc., Class B                      2,778
         290 Walt Disney (The) Co.                     28,368
                                               --------------
                                                       96,279
                                               --------------
             METALS & MINING -- 0.3%
         254 Alcoa, Inc.                                2,355
         242 Freeport-McMoRan, Inc.                     2,696
         102 Newmont Mining Corp.                       3,990
          62 Nucor Corp.                                3,063
                                               --------------
                                                       12,104
                                               --------------
             MULTILINE RETAIL -- 0.6%
          56 Dollar General Corp.                       5,264
          45 Dollar Tree, Inc. (a)                      4,241
          37 Kohl's Corp.                               1,403
          60 Macy's, Inc.                               2,017
          25 Nordstrom, Inc.                              951
         114 Target Corp.                               7,959
                                               --------------
                                                       21,835
                                               --------------
             MULTI-UTILITIES -- 1.2%
          47 Ameren Corp.                               2,518
          83 CenterPoint Energy, Inc.                   1,992
          54 CMS Energy Corp.                           2,477
          57 Consolidated Edison, Inc.                  4,585
         115 Dominion Resources, Inc.                   8,962
          35 DTE Energy Co.                             3,469
          62 NiSource, Inc.                             1,644
          98 Public Service Enterprise Group,
                Inc.                                    4,568
          28 SCANA Corp.                                2,119
          46 Sempra Energy                              5,245
          61 WEC Energy Group, Inc.                     3,983
                                               --------------
                                                       41,562
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS
                -- 6.3%
          98 Anadarko Petroleum Corp.          $        5,218
          73 Apache Corp.                               4,064
          89 Cabot Oil & Gas Corp.                      2,291
         113 Chesapeake Energy Corp. (a)                  484
         364 Chevron Corp.                             38,158
          18 Cimarex Energy Co.                         2,148
          77 Columbia Pipeline Group, Inc.              1,963
          25 Concho Resources, Inc. (a)                 2,982
         239 ConocoPhillips                            10,420
          99 Devon Energy Corp.                         3,589
         106 EOG Resources, Inc.                        8,842
          31 EQT Corp.                                  2,400
         804 Exxon Mobil Corp.                         75,367
          51 Hess Corp.                                 3,065
         354 Kinder Morgan, Inc.                        6,627
         163 Marathon Oil Corp.                         2,447
         102 Marathon Petroleum Corp.                   3,872
          31 Murphy Oil Corp.                             984
          38 Newfield Exploration Co. (a)               1,679
          83 Noble Energy, Inc.                         2,977
         148 Occidental Petroleum Corp.                11,183
          41 ONEOK, Inc.                                1,945
          91 Phillips 66                                7,220
          32 Pioneer Natural Resources Co.              4,839
          33 Range Resources Corp.                      1,424
          92 Southwestern Energy Co. (a)                1,157
         130 Spectra Energy Corp.                       4,762
          23 Tesoro Corp.                               1,723
          91 Valero Energy Corp.                        4,641
         132 Williams (The) Cos., Inc.                  2,855
                                               --------------
                                                      221,326
                                               --------------
             PERSONAL PRODUCTS -- 0.1%
          43 Estee Lauder (The) Cos., Inc.,
                Class A                                 3,914
                                               --------------
             PHARMACEUTICALS -- 5.8%
          76 Allergan PLC (a)                          17,563
         323 Bristol-Myers Squibb Co.                  23,757
         188 Eli Lilly and Co.                         14,805
          40 Endo International PLC (a)                   624
         534 Johnson & Johnson                         64,774
          22 Mallinckrodt PLC (a)                       1,337
         537 Merck & Co., Inc.                         30,936
          80 Mylan N.V. (a)                             3,459
          28 Perrigo Co. PLC                            2,539
       1,170 Pfizer, Inc.                              41,196
          89 Zoetis, Inc.                               4,224
                                               --------------
                                                      205,214
                                               --------------
             PROFESSIONAL SERVICES -- 0.3%
           7 Dun & Bradstreet (The) Corp.                 853
          23 Equifax, Inc.                              2,953
          70 Nielsen Holdings PLC                       3,638
          25 Robert Half International, Inc.              954
          30 Verisk Analytics, Inc. (a)                 2,432
                                               --------------
                                                       10,830
                                               --------------


                        See Notes to Financial Statements                Page 29

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             REAL ESTATE INVESTMENT TRUSTS
                -- 3.2%
          82 American Tower Corp.              $        9,316
          30 Apartment Investment &
                Management Co., Class A                 1,325
          27 AvalonBay Communities, Inc.                4,871
          30 Boston Properties, Inc.                    3,957
          65 Crown Castle International Corp.           6,593
          28 Digital Realty Trust, Inc.                 3,052
          13 Equinix, Inc.                              5,040
          71 Equity Residential                         4,890
          13 Essex Property Trust, Inc.                 2,965
          24 Extra Space Storage, Inc.                  2,221
          13 Federal Realty Investment Trust            2,152
         113 General Growth Properties, Inc.            3,370
          90 HCP, Inc.                                  3,184
         146 Host Hotels & Resorts, Inc.                2,367
          47 Iron Mountain, Inc.                        1,872
          80 Kimco Realty Corp.                         2,510
          25 Macerich (The) Co.                         2,135
         102 Prologis, Inc.                             5,002
          28 Public Storage                             7,156
          48 Realty Income Corp.                        3,329
          60 Simon Property Group, Inc.                13,014
          19 SL Green Realty Corp.                      2,023
          52 UDR, Inc.                                  1,920
          65 Ventas, Inc.                               4,733
          34 Vornado Realty Trust                       3,404
          69 Welltower, Inc.                            5,256
         145 Weyerhaeuser Co.                           4,317
                                               --------------
                                                      111,974
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.0%
          56 CBRE Group, Inc., Class A (a)              1,483
                                               --------------
             ROAD & RAIL -- 0.8%
         186 CSX Corp.                                  4,851
          17 J.B. Hunt Transport Services, Inc.         1,376
          21 Kansas City Southern                       1,892
          58 Norfolk Southern Corp.                     4,938
          10 Ryder System, Inc.                           611
         164 Union Pacific Corp.                       14,309
                                               --------------
                                                       27,977
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 2.8%
          60 Analog Devices, Inc.                       3,398
         211 Applied Materials, Inc.                    5,058
          72 Broadcom Ltd.                             11,189
          15 First Solar, Inc. (a)                        727
         914 Intel Corp.                               29,979
          30 KLA-Tencor Corp.                           2,198
          31 Lam Research Corp.                         2,606
          46 Linear Technology Corp.                    2,140
          40 Microchip Technology, Inc.                 2,030
         201 Micron Technology, Inc. (a)                2,766
          99 NVIDIA Corp.                               4,654


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
          25 Qorvo, Inc. (a)                   $        1,382
         285 QUALCOMM, Inc.                            15,268
          37 Skyworks Solutions, Inc.                   2,341
         195 Texas Instruments, Inc.                   12,217
          49 Xilinx, Inc.                               2,260
                                               --------------
                                                      100,213
                                               --------------
             SOFTWARE -- 4.2%
          98 Activision Blizzard, Inc.                  3,884
          96 Adobe Systems, Inc. (a)                    9,196
          44 Autodesk, Inc. (a)                         2,382
          57 CA, Inc.                                   1,871
          30 Citrix Systems, Inc. (a)                   2,403
          60 Electronic Arts, Inc. (a)                  4,545
          50 Intuit, Inc.                               5,580
       1,523 Microsoft Corp.                           77,932
         603 Oracle Corp.                              24,681
          35 Red Hat, Inc. (a)                          2,541
         122 salesforce.com, Inc. (a)                   9,688
         118 Symantec Corp.                             2,424
                                               --------------
                                                      147,127
                                               --------------
             SPECIALTY RETAIL -- 2.6%
          14 Advance Auto Parts, Inc.                   2,263
          14 AutoNation, Inc. (a)                         658
           6 AutoZone, Inc. (a)                         4,763
          32 Bed Bath & Beyond, Inc.                    1,383
          55 Best Buy Co., Inc.                         1,683
          38 CarMax, Inc. (a)                           1,863
          27 Foot Locker, Inc.                          1,481
          44 Gap (The), Inc.                              934
         241 Home Depot (The), Inc.                    30,773
          49 L Brands, Inc.                             3,289
         172 Lowe's Cos., Inc.                         13,617
          19 O'Reilly Automotive, Inc. (a)              5,151
          78 Ross Stores, Inc.                          4,422
          15 Signet Jewelers Ltd.                       1,236
         125 Staples, Inc.                              1,077
          22 Tiffany & Co.                              1,334
         130 TJX (The) Cos., Inc.                      10,040
          26 Tractor Supply Co.                         2,371
          12 Ulta Salon, Cosmetics &
                Fragrance, Inc. (a)                     2,924
          17 Urban Outfitters, Inc. (a)                   468
                                               --------------
                                                       91,730
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 3.6%
       1,061 Apple, Inc.                              101,432
         377 EMC Corp.                                 10,243
         322 Hewlett Packard Enterprise Co.             5,883
         334 HP, Inc.                                   4,192
          56 NetApp, Inc.                               1,377
          57 Seagate Technology PLC                     1,388
          54 Western Digital Corp.                      2,552
                                               --------------
                                                      127,067
                                               --------------


Page 30                 See Notes to Financial Statements

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.8%
          54 Coach, Inc.                       $        2,200
          76 Hanesbrands, Inc.                          1,910
          35 Michael Kors Holdings Ltd. (a)             1,732
         258 NIKE, Inc., Class B                       14,242
          16 PVH Corp.                                  1,508
          11 Ralph Lauren Corp.                           986
          35 Under Armour, Inc., Class A (a)            1,404
          35 Under Armour, Inc., Class C (b)            1,274
          66 VF Corp.                                   4,058
                                               --------------
                                                       29,314
                                               --------------
             TOBACCO -- 1.9%
         379 Altria Group, Inc.                        26,136
         300 Philip Morris International, Inc.         30,516
         160 Reynolds American, Inc.                    8,629
                                               --------------
                                                       65,281
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.2%
          56 Fastenal Co.                               2,486
          18 United Rentals, Inc. (a)                   1,208
          11 W.W. Grainger, Inc.                        2,499
                                               --------------
                                                        6,193
                                               --------------
             WATER UTILITIES -- 0.1%
          34 American Water Works Co., Inc.             2,873
                                               --------------
             TOTAL COMMON STOCKS -- 99.8%           3,524,043
             (Cost $2,899,570)                 --------------


CONTRACTS    DESCRIPTION                                VALUE
-------------------------------------------------------------
             OPTIONS PURCHASED -- 0.2%
             CALL OPTIONS -- 0.2%
         295 VIX US, expiring 07/20/16,
                Strike Price $27 (a)                    8,850
             (Cost $35,412)                    --------------

             TOTAL INVESTMENTS -- 100.0%            3,532,893
             (Cost $2,934,982) (c)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.0)%                     (40)
                                               --------------
             NET ASSETS -- 100.0%              $    3,532,853
                                               ==============

(a)   Non-income producing security.

(b) Non-income producing security which makes payment-in-kind ("PIK") distributions. For the six months ended June 30, 2016, the Fund received fractional PIK shares of Under Armour, Inc., Class C.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $755,758 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $157,847.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        LEVEL 1          LEVEL 2           LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $  3,524,043     $         --     $          --
Options Purchased            8,850               --                --
                      -----------------------------------------------
Total Investments     $  3,532,893     $         --     $          --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.


                        See Notes to Financial Statements                Page 31

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2016 (UNAUDITED)

                                                                                                              FIRST TRUST
                                                                                            FIRST TRUST         CBOE(R)
                                                                                          TOTAL US MARKET      S&P 500(R)
                                                                                            ALPHADEX(R)          VIX(R)
                                                                                                ETF         TAIL HEDGE FUND
                                                                                               (TUSA)            (VIXH)
                                                                                          ----------------  ----------------
ASSETS:
Investments, at value................................................................      $    8,778,967    $    3,532,893
Receivables:
      Investment securities sold.....................................................                  --             2,788
      From investment advisor........................................................              20,035                --
      Dividends......................................................................               9,320             4,013
      Securities lending income......................................................                  27                --
      Interest.......................................................................                  10                --
Prepaid expenses.....................................................................               3,802                --
                                                                                           --------------    --------------
      TOTAL ASSETS...................................................................           8,812,161         3,539,694
                                                                                           --------------    --------------
LIABILITIES:
Due to custodian.....................................................................                 938             3,077
Payables:
      Investment securities purchased................................................                  --             2,017
      Investment advisory fees.......................................................                  --             1,747
      Audit and tax fees.............................................................              17,108                --
      Collateral for securities on loan..............................................              15,492                --
      Printing fees..................................................................               1,236                --
      Licensing fees.................................................................                 936                --
      Trustees' fees.................................................................                  53                --
Other liabilities....................................................................              25,652                --
                                                                                           --------------    --------------
      TOTAL LIABILITIES..............................................................              61,415             6,841
                                                                                           --------------    --------------
NET ASSETS...........................................................................      $    8,750,746    $    3,532,853
                                                                                           ==============    ==============
NET ASSETS CONSIST OF:
Paid-in capital......................................................................      $   12,513,419    $    3,802,651
Par value............................................................................               3,500             1,500
Accumulated net investment income (loss).............................................               9,074             2,475
Accumulated net realized gain (loss) on investments..................................          (4,242,597)         (871,684)
Net unrealized appreciation (depreciation) on investments............................             467,350           597,911
                                                                                           --------------    --------------
NET ASSETS...........................................................................      $    8,750,746    $    3,532,853
                                                                                           ==============    ==============
NET ASSET VALUE, per share...........................................................      $        25.00    $        23.55
                                                                                           ==============    ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)........................................................             350,002           150,002
                                                                                           ==============    ==============
Investments, at cost.................................................................      $    8,311,617    $    2,934,982
                                                                                           ==============    ==============
Securities on loan, at value.........................................................      $       15,345    $           --
                                                                                           ==============    ==============



Page 32                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2016 (UNAUDITED)

                                                                                                              FIRST TRUST
                                                                                            FIRST TRUST         CBOE(R)
                                                                                          TOTAL US MARKET      S&P 500(R)
                                                                                            ALPHADEX(R)          VIX(R)
                                                                                                ETF         TAIL HEDGE FUND
                                                                                               (TUSA)            (VIXH)
                                                                                          ----------------  ----------------
INVESTMENT INCOME:
Dividends............................................................................      $       85,144    $       40,125
Interest.............................................................................                  45                --
Securities lending income (net of fees)..............................................                  27                --
Foreign tax withholding..............................................................                 (18)               --
                                                                                           --------------    --------------
      Total investment income........................................................              85,198            40,125
                                                                                           --------------    --------------
EXPENSES:
Accounting and administration fees...................................................              24,068                --
Investment advisory fees.............................................................              20,769            10,440 (a)
Custodian fees.......................................................................              14,449                --
Audit and tax fees...................................................................              12,394                --
Listing fees.........................................................................               8,458                --
Licensing fees.......................................................................               5,279                --
Trustees' fees and expenses..........................................................               4,327                --
Printing fees........................................................................               1,462                --
Legal fees...........................................................................                 482                --
Transfer agent fees..................................................................                 208                --
Registration and filing fees.........................................................                 (72)               --
Other expenses.......................................................................                 614                --
                                                                                           --------------    --------------
      Total expenses.................................................................              92,438            10,440
      Less fees waived and expenses reimbursed by the investment advisor.............             (63,361)               --
                                                                                           --------------    --------------
      Net expenses...................................................................              29,077            10,440
                                                                                           --------------    --------------
NET INVESTMENT INCOME (LOSS).........................................................              56,121            29,685
                                                                                           --------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments....................................................................            (548,339)            8,973
      Options........................................................................                  --          (162,876)
                                                                                           --------------    --------------
Net realized gain (loss).............................................................            (548,339)         (153,903)
                                                                                           --------------    --------------
Net change in unrealized appreciation (depreciation) on:
      Investments....................................................................             771,950            81,439
      Options........................................................................                  --            (7,397)
                                                                                           --------------    --------------
Net change in unrealized appreciation (depreciation) on investments..................             771,950            74,042
                                                                                           --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..............................................             223,611           (79,861)
                                                                                           --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................................................      $      279,732    $      (50,176)
                                                                                           ==============    ==============


(a) Fund is subject to a Unitary Fee (see Note 3 in the Notes to Financial Statements).


                        See Notes to Financial Statements                Page 33

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                            FIRST TRUST
                                                                           FIRST TRUST                        CBOE(R)
                                                                         TOTAL US MARKET                    S&P 500(R)
                                                                           ALPHADEX(R)                        VIX(R)
                                                                               ETF                        TAIL HEDGE FUND
                                                                             (TUSA)                           (VIXH)
                                                                  -----------------------------    -----------------------------
                                                                   For the Six                      For the Six
                                                                  Months Ended    For the Year     Months Ended    For the Year
                                                                    6/30/2016         Ended          6/30/2016         Ended
                                                                   (Unaudited)     12/31/2015       (Unaudited)     12/31/2015
                                                                  -------------   -------------    -------------   -------------
OPERATIONS:
   Net investment income (loss)...........................        $      56,121   $      62,257    $      29,685   $      55,327
   Net realized gain (loss)...............................             (548,339)         69,168         (153,903)       (244,840)
   Net change in unrealized appreciation (depreciation)...              771,950        (496,144)          74,042         (38,707)
                                                                  -------------   -------------    -------------   -------------
   Net increase (decrease) in net assets resulting
      from operations.....................................              279,732        (364,719)         (50,176)       (228,220)
                                                                  -------------   -------------    -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................              (46,655)        (65,921)         (27,210)        (56,416)
                                                                  -------------   -------------    -------------   -------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................                   --       4,949,444               --              --
   Cost of shares redeemed................................                   --      (1,226,230)              --              --
                                                                  -------------   -------------    -------------   -------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................                   --       3,723,214               --              --
                                                                  -------------   -------------    -------------   -------------
   Total increase (decrease) in net assets................              233,077       3,292,574          (77,386)       (284,636)

NET ASSETS:
   Beginning of period....................................            8,517,669       5,225,095        3,610,239       3,894,875
                                                                  -------------   -------------    -------------   -------------
   End of period..........................................        $   8,750,746   $   8,517,669    $   3,532,853   $   3,610,239
                                                                  =============   =============    =============   =============
   Accumulated net investment income (loss)
      at end of period....................................        $       9,074   $        (392)   $       2,475   $          --
                                                                  =============   =============    =============   =============
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................              350,002         200,002          150,002         150,002
   Shares sold............................................                   --         200,000               --              --
   Shares redeemed........................................                   --         (50,000)              --              --
                                                                  -------------   -------------    -------------   -------------
   Shares outstanding, end of period......................              350,002         350,002          150,002         150,002
                                                                  =============   =============    =============   =============


Page 34                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

                                             SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2016     ------------------------------------------------------------------------
                                            (UNAUDITED)        2015           2014           2013           2012           2011
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period         $    24.34     $    26.13     $    25.80     $    19.34     $    18.16     $    20.30
                                             ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.16           0.22           0.27           0.21           0.34           0.21
Net realized and unrealized gain (loss)            0.63          (1.78)          0.34           6.47           1.24          (2.14)
                                             ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                   0.79          (1.56)          0.61           6.68           1.58          (1.93)
                                             ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.13)         (0.23)         (0.28)         (0.22)         (0.40)         (0.21)
                                             ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period               $    25.00     $    24.34     $    26.13          25.80     $    19.34     $    18.16
                                             ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                   3.26%         (5.99)%         2.36%         34.65%          8.74%         (9.56)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $    8,751     $    8,518     $    5,225     $    5,160     $    3,868     $    6,357
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets      2.23% (b)      1.97%          3.17%          2.01%          1.85%          1.39%
Ratio of net expenses to average net assets        0.70% (b)      0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                              1.35% (b)      0.96%          1.05%          0.91%          1.64%          1.05%
Portfolio turnover rate (c)                          64%           170%           183%           186%           203%           184%


FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)

                                             SIX MONTHS                                                 FOR THE PERIOD
                                               ENDED                YEAR ENDED DECEMBER 31,             8/29/2012 (d)
                                             6/30/2016     ------------------------------------------      THROUGH
                                            (UNAUDITED)        2015           2014           2013         12/31/2012
                                            ------------   ------------   ------------   ------------   --------------
Net asset value, beginning of period         $    24.07     $    25.97     $    22.86     $    19.51      $    19.89
                                             ----------     ----------     ----------     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.20           0.37           0.34           0.34            0.11
Net realized and unrealized gain (loss)           (0.54)         (1.89)          3.11           3.34           (0.38)
                                             ----------     ----------     ----------     ----------      ----------
Total from investment operations                  (0.34)         (1.52)          3.45           3.68           (0.27)
                                             ----------     ----------     ----------     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.18)         (0.38)         (0.34)         (0.33)          (0.11)
                                             ----------     ----------     ----------     ----------      ----------
Net asset value, end of period               $    23.55     $    24.07     $    25.97     $    22.86      $    19.51
                                             ==========     ==========     ==========     ==========      ==========
TOTAL RETURN (a)                                  (1.41)%        (5.88)%        15.22%         19.00%          (1.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $    3,533     $    3,610     $    3,895     $    5,716      $    2,927
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets      0.60% (b)      0.60%          0.60%          0.60%           0.60% (b)
Ratio of net expenses to average net assets        0.60% (b)      0.60%          0.60%          0.60%           0.60% (b)
Ratio of net investment income (loss) to
   average net assets                               1.71% (b)     1.46%          1.42%          1.53%           1.97% (b)
Portfolio turnover rate (c)                           2%             7%             7%             4%              2%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns for First Trust Total US Market AlphaDEX(R) ETF would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.


                        See Notes to Financial Statements                Page 35

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)


                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of nineteen exchange-traded funds. This report covers the two funds listed below:

      First Trust Total US Market AlphaDEX(R) ETF - (The Nasdaq Stock Market LLC
         ("Nasdaq") ticker "TUSA")

      First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund - (NYSE Arca, Inc.
         ("NYSE Arca") ticker "VIXH")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust Total US Market AlphaDEX(R) ETF                     NASDAQ AlphaDEX(R) Total US Market Index
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund           CBOE(R) VIX(R) Tail Hedge Index


                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds, each of which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using the data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs") and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

      of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of June 30, 2016, is included with each Fund's Portfolio of Investments.

B. CALL OPTIONS

The First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund ("VIXH") is subject to equity price risk in the normal course of pursuing its investment objective and may purchase out-of-the-money call options on the Chicago Board Options Exchange Market Volatility Index (the "VIX Index") to hedge against changes in the value of equities. Also, VIXH may sell call options on the VIX Index in order to close out existing positions. The purchase of call options involves the risk of loss of all or a part of the cash paid for the call options (the premium). The market risk associated with purchasing options on the VIX Index is limited to the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

premium paid. When VIXH purchases a call option, the premium paid represents the cost of the call option, which is included in "Investments, at cost" on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the market value of the stocks included in the stock index.

If VIXH elects to exercise a call option on the VIX Index, settlement does not occur by the delivery of the securities comprising the VIX Index. VIXH, as holder of the stock index option, receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If VIXH elects to allow a call option to expire, then the equity price risk for purchased options is limited to the premium initially paid. Gain or loss on options is presented separately as "Net realized gain (loss) on Options" on the Statements of Operations.

For the six months ended June 30, 2016, VIXH recorded a change in unrealized loss of $7,397 on the options, which is included in the "Net change in unrealized appreciation (depreciation) on Options" on the Statements of Operations. For the six months ended June 30, 2016, VIXH recorded a realized loss on options of $162,876, which is included in "Net realized gain (loss) on Options" on the Statements of Operations.

At June 30, 2016, VIXH held 295 options contracts with a notional value of $7,965. This is representative of contracts held throughout the period.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

D. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities". For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

E. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2016, only TUSA has securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

F. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury Notes. The U.S. Treasury Notes are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury Notes can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the six months ended June 30, 2016, were received as collateral for lending securities.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2015 was as follows:

                                                                                            Distributions       Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital        from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    ----------------
First Trust Total US Market AlphaDEX(R) ETF                            $       65,921        $         --        $         --
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund                          56,416                  --                  --

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

As of December 31, 2015, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    ----------------
First Trust Total US Market Alpha DEX(R) ETF                           $         (341)       $ (3,635,762)       $   (363,147)
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund                              --            (728,641)            534,729

H. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of June 30, 2016, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2015, the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                        Capital Loss  Capital Loss     Post-        Total
                                                         Available     Available    Enactment -    Capital
                                                          Through       Through         No          Loss
                                                            2016          2017      Expiration    Available
                                                        ------------  ------------  -----------  -----------
First Trust Total US Market AlphaDEX(R) ETF             $  1,168,041  $  2,421,122  $    46,599  $ 3,635,762
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund             --            --      728,641      728,641

During the taxable year ended December 31, 2015, the following Fund utilized capital loss carryforwards in the following amounts:

                                                                              Pre-Enactment         Post-Enactment
                                                                              Capital Loss           Capital Loss
                                                                              Carryforward           Carryforward
                                                                                Utilized               Utilized
                                                                          ---------------------  ---------------------
First Trust Total US Market AlphaDEX(R) ETF                                   $     --               $   35,145

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for Federal income tax purposes. For the fiscal year ended December 31, 2015, the following Fund incurred and elected to defer net ordinary losses as follows:

                                                                                   Qualified Late Year Losses
                                                                                   --------------------------
                                                                             Ordinary Losses        Capital Losses
                                                                          ---------------------  ---------------------
First Trust Total US Market AlphaDEX(R) ETF                                   $    341               $     --

I. EXPENSES

Expenses that are directly related to First Trust Total US Market AlphaDEX(R) ETF are charged directly to the Fund. Expenses for First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (the "Unitary Fee Fund"), other than excluded expenses (discussed in Note 3), are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust Total US Market AlphaDEX(R) ETF                     Nasdaq, Inc.
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund           Standard & Poor's Financial Services, LLC

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The First Trust Total US Market AlphaDEX(R) ETF is required to pay licensing fees, which are shown on the Statements of Operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the First Trust Total US Market AlphaDEX(R) ETF, First Trust is paid an annual management fee of 0.50% of the Fund's average daily net assets. For such Fund, the Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2018.

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees were waived by First Trust. This amount would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the six months ended June 30, 2016 and fees waived or expenses borne by First Trust subject to recovery from the Fund for the periods indicated were as follows:

                                                                               Fees Waived or Expenses Borne
                                                                            by First Trust Subject to Recovery
                                                               -------------------------------------------------------------
                                   Advisory                       Year         Year         Year      Six Months
                                      Fee         Expense        Ended        Ended        Ended        Ended
                                    Waivers    Reimbursement   12/31/2013   12/31/2014   12/31/2015   6/30/2016      Total
                                   ---------   -------------   ----------   ----------   ----------   ----------   ---------
First Trust Total US Market
   AlphaDEX(R) ETF                 $  63,361   $          --   $   31,772   $  128,690   $   81,875   $   63,361   $ 305,698

For the First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund, First Trust is paid an annual unitary management fee of 0.60% of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, and excluding distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, taxes, interest, and extraordinary expenses.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund or is an index fund.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2016, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Total US Market AlphaDEX(R) ETF                       $   5,444,495     $     5,440,234
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund                    69,128             223,831

For the six months ended June 30, 2016, the Funds had no in-kind transactions.

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants purchasing First Trust Total US Market AlphaDex(R) ETF Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of the Fund, according to the fee schedule set forth below:

                     Number of Securities            Creation
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The standard creation transaction fee for First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund is currently $1,500.

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of the Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Authorized Participants redeeming First Trust Total US Market AlphaDex(R) ETF Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of a Fund, according to the fee schedule set forth below:

                     Number of Securities           Redemption
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The standard redemption transaction fee for First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund is currently $1,500.

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before June 30, 2017.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.


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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase exchange-traded fund ("ETF") shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

Each Fund will be concentrated in the securities of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than less concentrated funds.

The First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund is considered to be non-diversified. As a result, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invest in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

The First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund invests in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

The Funds may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

Because a Fund's corresponding index may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks of non-U.S. companies, the investments of the Funds involve risks of investing in non-U.S. securities that are in addition to the risk associated with domestic securities. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, non-U.S. companies are exposed to additional economic, political, social or diplomatic events. ADRs and ADSs also involve substantially identical risks to those associated with investments in non-U.S. securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Each Fund currently has fewer assets than larger funds and large inflows and outflows may have a positive or negative impact on the Fund's market exposure for limited periods of time.

The First Trust Total US Market AlphaDEX(R) ETF invests in consumer discretionary companies that manufacture products and provide discretionary services directly to the consumer. The success of these companies is tied closely to the performance of the overall domestic and international economies, interest rates, competition, consumer confidence, disposable household income and consumer spending. Changes in demographics and consumer tastes can affect the demand for and success of these products.

The First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund's use of options and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The option positions employed, as dictated by the attempt to replicate the Index, may present additional risk. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock (although they generally move in the same direction).

Unlike most exchange-traded funds, the First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund may effect a portion of creations and redemptions for cash, rather than in-kind securities. Particularly, the call option portion of the Fund's portfolio, if applicable, may be redeemed for cash. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional exchange-traded fund. Because the Fund may effect a portion of redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

The First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund invests in information technology companies that are generally subject to risks from rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing, reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards; and frequent new product

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

introductions. These companies may be smaller and less experienced, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Internet related information technology companies, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

         NOT FDIC INSURED      NOT BANK GUARANTEED      MAY LOSE VALUE

     BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT
                              MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of the First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the "Agreement" and collectively, the "Agreements") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the following series of the Trust (each a "Fund" and collectively, the "Funds"):

      First Trust Total US Market AlphaDEX(R) ETF (TUSA)
      First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (VIXH)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by TUSA and the unitary fee rate payable by VIXH as compared to fees charged to a peer group of funds (substantially all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's MPI Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing TUSA's advisory fee and VIXH's unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds. The Board considered the background and experience of the persons responsible for the day-to-day management of the Funds. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective and policies.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2016 (UNAUDITED)

The Board considered the advisory fee rate payable by TUSA and the unitary fee rate payable by VIXH under the Agreements for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for TUSA through April 30, 2018 and noted that expenses borne or fees waived by the Advisor for TUSA are to be subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fee was waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor. The Board considered that as part of VIXH's unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Groups, as well as advisory fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund's MPI Peer Group included peer funds that pay a unitary fee and because VIXH pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that VIXH's unitary fee was at the median total (net) expense ratio of the peer funds in VIXH's MPI Peer Group and that the total
(net) expense ratio of TUSA was above the median total (net) expense ratio of the peer funds in TUSA's MPI Peer Group. With respect to the MPI Peer Groups, the Board discussed with representatives of the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Funds and other clients that limited their comparability. In considering the advisory fee rate for TUSA and the unitary fee rate for VIXH overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information for periods ended December 31, 2015 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was consistent with the Fund's prospectus. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to its respective MPI Peer Group and to a broad-based benchmark, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the fees, expenses and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for TUSA and the unitary fee for VIXH continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. For VIXH, the Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2015 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

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


FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


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[BLANK BACK COVER]

ITEM 2. Code of Ethics.

Not applicable.

ITEM 3. Audit Committee Financial Expert.

Not applicable.

ITEM 4. Principal Accountant Fees and Services.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEMS 6. SCHEDULE OF INVESTMENTS.

Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)           First Trust Exchange-Traded Fund
               -------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: August 22, 2016
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: August 22, 2016
     ------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: August 22, 2016
     ------------------

* Print the name and title of each signing officer under his or her signature.